Exhibit 10.4

Clifford Chance LLP

THE SYMBOL “[*]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDED AND RESTATED

ORIGINALLY DATED 25 SEPTEMBER 2018, AS AMENDED ON 8 NOVEMBER 2019 AND 23 DECEMBER 2020, AS AMENDED AND RESTATED ON 29 APRIL 2021, 21 DECEMBER 2021, 21 JUNE 2022, 20 DECEMBER 2022 AND 22 SEPTEMBER 2023, AS AMENDED ON 16 APRIL 2024, AS AMENDED AND RESTATED ON 26 June 2024 and _______________ 2025

MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT

AMONG

INTERNATIONAL FLEET FINANCING NO. 2 B.V.
as Issuer, Belgian Noteholder, Dutch Noteholder, FCT Noteholder, German Noteholder, Spanish Noteholder and Italian Noteholder

HERTZ AUTOMOBIELEN NEDERLAND B.V.
as Dutch OpCo, Dutch Lessee, Dutch Administrator and Dutch Servicer

STUURGROEP FLEET (NETHERLANDS) B.V.
as Dutch B FleetCo, Dutch FleetCo, Belgian Instalment Seller, Dutch Lessor and, acting through its Spanish Branch, Spanish FleetCo and Spanish Lessor

HERTZ FRANCE S.A.S.
as French OpCo, French Lessee, French Administrator and French Servicer

RAC FINANCE S.A.S.
as French FleetCo and French Lessor

HERTZ DE ESPANA SLU
as Spanish OpCo, Spanish Lessee, Spanish Administrator and Spanish Servicer

HERTZ AUTOVERMIETUNG GMBH
as German OpCo, German Lessee and German Servicer

HERTZ FLEET LIMITED
as German FleetCo and German Lessor

EUROTITRISATION S.A.
FCT Management Company on behalf of FCT YELLOW CAR

BNP PARIBAS S.A.
(acting through its Securities Services business)
FCT Custodian

BNP PARIBAS S.A.
(acting through its Securities Services business)
FCT Registrar

BNP PARIBAS S.A.
(acting through its Securities Services business)
FCT Paying Agent

BNP PARIBAS, ITALIAN BRANCH
as Italian Paying Agent and Italian Payment Account Bank

BNP PARIBAS S.A.
as French Lender and FCT Servicer

HERTZ ITALIANA S.R.L.
as Italian OpCo and Italian Lessee

IFM SPV S.R.L.
as Italian FleetCo and Italian Lessor

HERTZ BELGIUM BV
as Belgian Instalment Purchaser, Instalment Sale Administrator, Belgian OpCo and Belgian Administrator

HERTZ FLEET ITALIANA S.R.L.
as Italian Fleet Seller, Italian Administrator and Italian Fleet Servicer

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Administrative Agent

HERTZ EUROPE LIMITED
as Issuer Administrator and German Administrator

THE HERTZ CORPORATION
as THC and Guarantor

BNP PARIBAS, LUXEMBOURG BRANCH
as Registrar

TMF ADMINISTRATIVE SERVICES B.V.
as Issuer Back-Up Administrator, Belgian Back-Up Administrator, Dutch Back-Up Administrator, French Back-Up Administrator, German Back-Up Administrator, Spanish Back-Up Administrator and Italian Back-Up Administrator

TMF France Management SARL
as TMF SARL

TMF France SAS
as TMF SAS

INTERPATH (FRANCE) SAS
as Belgian Liquidation Co-ordinator, Dutch Liquidation Co-ordinator, French Liquidation Co-ordinator, German Liquidation Co-ordinator, Spanish Liquidation Co-ordinator and Italian Liquidation Co-ordinator

BNP PARIBAS TRUST CORPORATION UK LIMITED
as Issuer Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee, Spanish Security Trustee and Belgian Security Trustee

BNP PARIBAS S.A.
(acting through its Securities Services business)
as FCT Account Bank

BNP PARIBAS S.A.
as French Account Bank

BNP PARIBAS S.A., DUBLIN BRANCH
as Issuer Account Bank and German Account Bank (Irish Branch)

BNP PARIBAS S.A., DUBLIN BRANCH
as Italian Notes Custodian

BNP PARIBAS S.A., NETHERLANDS BRANCH
as Dutch Account Bank and Belgian Account Bank

BANCA NAZIONALE DEL LAVORO S.P.A.
as Italian Account Bank

BANCA FINANZIARIA INTERNAZIONALE S.P.A
as Italian FleetCo Corporate Services Provider and Italian Master Servicer

APEX GROUP TRUSTEE SERVICES LIMITED
as Trustee of The Hertz Funding France Trust and Securitisation Company Shareholder

CERTAIN ENTITIES NAMED HEREIN
as Committed Note Purchasers

CERTAIN ENTITIES NAMED HEREIN
as Conduit Investors

CERTAIN ENTITIES NAMED HEREIN
as Funding Agents

HERTZ HOLDINGS NETHERLANDS 2 B.V.
as Subordinated Noteholder and Subordinated Note Registrar

AND

HERTZ INTERNATIONAL LIMITED
as HIL

table of Contents
Page No.

1.	DEFINITIONS	1

2.	PRINCIPLES OF INTERPRETATION AND CONSTRUCTION	240

3.	COMMON TERMS	248

4.	AMENDMENTS AND WAIVERS	270

5.	ENFORCEMENT UNDER FRENCH LAW RELATED DOCUMENTS	270

6.	DUTCH POWER OF ATTORNEY	271

THIS MASTER DEFINITIONS AND CONSTRUCTIONS AGREEMENT is originally dated 25 September 2018, as amended on 8 November 2019 and 23 December 2020, as amended and restated on 29 April 2021, 21 December 2021, 21 June 2022, 20 December 2022, 22 September 2023, as amended on 16 April 2024, as amended and restated on 26 June 2024 and as further amended and restated on ________________ 2025.

1.	DEFINITIONS

In this Master Definitions and Constructions Agreement and in any document that incorporates this Clause of the Master Definitions and Constructions Agreement (unless a term defined below is defined otherwise in the relevant document, in which case the definition of the relevant document shall prevail):

1.1	General Definitions

“2010 Assigned Receivables” means the receivables assigned under the Receivables Assignment Agreement 2010.

“2010 Fleet Vehicle” means each Vehicle (i) which German OpCo has purchased under a Vehicle Purchasing Agreement, (ii) in respect of which German OpCo has acquired title (Eigentum) or an expectancy/inchoate right (Anwartschaftsrecht) and where the Initial Purchase Price was paid in full to the relevant Supplier prior to the date of this Agreement, (iii) in respect to which legal title or expectancy/inchoate rights (Anwartschaftsrechte) to such Vehicles have been transferred to the Security Agent 2010 and (iv) in respect to which German FleetCo has not yet disposed of.

“2022 Liquidity Drawstop” means, at any time from and including the Third Amendment Date, the occurrence of a Level 1 Minimum Liquidity Test Breach.

“Acceptable Bank” means a bank, depositary institution or other entity authorised to accept deposits in the Relevant Jurisdiction and in each case, whose long-term senior unsecured debt obligations are rated at least “BBB” (or the equivalent thereof) by DBRS (or if such entity is not rated by DBRS, “Baa2” by Moody’s or “BBB” by S&P).

“Acceptable Financial Accounting Standard” means International Financial Reporting Standards and the generally accepted accounting principles of Australia, Brazil, Canada, a Member State of the European Union, an EEA state, Hong-Kong (China), Japan, Mexico, New-Zealand, the People’s Republic of China, the Republic of India, the Republic of Korea, Russia, Singapore, Switzerland, the United Kingdom and the United States of America.

“Account” means any of the accounts established pursuant to the International Account Bank Agreement, the FCT Account Bank Agreement, the French Account Bank Agreement, the Spanish Account Letter of Acknowledgement and the Italian Cash Allocation, Management and Payments Agreement.

“Account Bank” means, the Issuer Account Bank, the Belgian Account Bank, the Dutch Account Bank, the FCT Account Bank, the French Account Bank, the German Account Bank, the Spanish Account Bank and the Italian Account Bank, as applicable.

“Account Bank Agreement” means the International Account Bank Agreement and/or the French Account Bank Agreement and/or the FCT Account Bank Agreement and/or the Spanish Account Letter of Acknowledgement and/or the Italian Cash Allocation, Management and Payments Agreement, as applicable.

“Account Bank Termination Event” has the meaning set out in the relevant Account Bank Agreement.

“Account Conditions” has the meaning specified in the International Account Bank Agreement.

“Account Holder” means each of the parties listed in Part I of Schedule 1 (Account Holders) of the International Account Bank Agreement, or identified as an account holder in the French Account Bank Agreement or FCT Account Bank Agreement or Spanish Account Letter of Acknowledgement or Italian Cash Allocation, Management and Payments Agreement, as the context shall require.

“Account Mandate” means a FleetCo Account Mandate or an Issuer Account Mandate, as the context shall require.

“Accrued Amounts” means, on any date of determination, the sum of the amounts payable (without taking into account availability of funds) pursuant to Clauses 5.2 (a) through (i), (k) and (l) (Application of Funds in the Issuer Interest Collection Account) of the Issuer Facility Agreement that have accrued and remain unpaid as of such date.

“Accumulated Depreciation” means, with respect to any Lease Vehicle or Instalment Sale Vehicle, as of any date of determination:

(a)	the sum of:

(i)	all Monthly Base Rent or Monthly Base Instalments with respect to such Lease Vehicle or Instalment Sale Vehicle paid or payable (since such Lease Vehicle’s or Instalment Sale Vehicle’s most recent Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date) under the applicable Master Lease or the Belgian Master Instalment Sale and Administration Agreement on or prior to the Payment Date occurring in the calendar month in which such date of determination occurs;

(ii)	the Final Base Rent or Final Base Instalment with respect to such Lease Vehicle or Instalment Sale Vehicle, if any, paid or payable (since such Lease Vehicle’s or Instalment Sale Vehicle’s most recent Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date) under the applicable Master Lease or the Belgian Master Instalment Sale and Administration Agreement on or prior to the Payment Date occurring in the calendar month immediately following such date;

(iii)	the Pre-VLCD Program Vehicle Depreciation Amount with respect to such Lease Vehicle or Instalment Sale Vehicle, if any, paid or payable (since such Lease Vehicle’s most recent Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date) under the applicable Master Lease or the Belgian Master Instalment Sale and Administration Agreement on or prior to the Payment Date occurring in the calendar month immediately following such date;

(iv)	all Redesignation to Non-Program Amounts with respect to such Lease Vehicle or Instalment Sale Vehicle, if any, paid or payable (since such Lease Vehicle’s or Instalment Sale Vehicle’s most recent Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date) under the applicable Master Lease or the Belgian Master Instalment Sale and Administration Agreement on or prior to the Payment Date occurring in the calendar month in which such date of determination occurs; and

(v)	the Program Vehicle Depreciation Assumption True-Up Amount with respect to such Lease Vehicle or Instalment Sale Vehicle, if any, paid or payable (since such Lease Vehicle’s or Instalment Sale Vehicle’s most recent Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date) under the applicable Master Lease by the applicable Lessee or under or the Belgian Master Instalment Sale and Administration Agreement by the Instalment Seller on or prior to the Payment Date occurring in the calendar month immediately following such date; minus

(b)	the sum of all Redesignation to Program Amounts with respect to such Lease Vehicle or Instalment Sale Vehicle, if any, paid or payable (since such Lease Vehicle’s or Instalment Sale Vehicle’s most recent Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date) under the applicable Master Lease by the applicable Lessor or under the Belgian Master Instalment Sale and Administration Agreement by the Instalment Seller on or prior to the Payment Date occurring in the calendar month in which such date of determination.

“Additional Class A Notes” has the meaning specified in Clause 2.1(e)(i) (Conditions to Issuance of Additional Issuer Notes) of the Issuer Facility Agreement.

“Additional Class B Notes” has the meaning specified in Clause 2.1(e)(ii) (Conditions to Issuance of Additional Issuer Notes) of the Issuer Facility Agreement.

“Additional Class C Notes” has the meaning specified in Clause 2.1(e)(iii) (Conditions to Issuance of Additional Issuer Notes) of the Issuer Facility Agreement."

Additional Instalment Purchaser” has the meaning specified in the preamble of the Belgian Master Instalment Sale and Administration Agreement.

“Additional Issuer Notes” means Additional Class A Notes, Additional Class B Notes or Additional Class C Notes.

“Additional Leasing Company” means a special purpose Affiliate of Hertz (other than the FleetCos) that is engaged in the business of acquiring, financing, refinancing and/or leasing Vehicles, designated as such by the Issuer, subject to Annex 2 paragraph 23 (Additional Leasing Companies) of the Issuer Facility Agreement.

“Additional Leasing Company Note” means a variable funding rental car asset backed note or other Indebtedness owing from an Additional Leasing Company to the Issuer and issued or incurred pursuant to an additional FleetCo Facility Agreement.

“Additional Leasing Company Liquidation Event” means an Amortization Event that occurred or is continuing under Clause 7.1(e) of the Issuer Facility Agreement as a result of any Leasing Company Amortization Event arising under Clause 10.1(c), (d), (g) or (k) of the Belgian Facility Agreement, Dutch Facility Agreement, the German Facility Agreement, the Spanish Facility Agreement or under Clause 11.1(c), (d), (g) or (k) of the French Facility Agreement or under the Italian Condition 13.1(c), (d), (f), (h) or (i).

“Additional Lessee” has the meaning specified in the preamble of each Master Lease.

“Additional Permitted Investment” has the meaning specified in paragraph 17 of Annex 2 (Standard & Poor’s Limitation on Permitted Investments) of the Issuer Facility Agreement.

“Adjusted Asset Coverage Threshold Amount” means, as of any date of determination, the excess, if any, of (i) the Asset Coverage Threshold Amount over (ii) the sum of (A) the Letter of Credit Amount and (B) the Available Reserve Account Amount, in each case, as of such date.

“Adjusted Letter of Credit/Cash Liquid Enhancement Amount” means, as of any date of determination, the Letter of Credit/Cash Liquid Enhancement Amount, as of such date, excluding from the calculation thereof the amount available to be drawn under any Defaulted Letter of Credit, as of such date.

“Adjusted Liquid Enhancement Amount” means, as of any date of determination, the Liquid Enhancement Amount, as of such date, excluding from the calculation thereof the amount available to be drawn under any Defaulted Letter of Credit, as of such date.

“Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the Principal Amount as of such date over (B) the Principal Collection Account Amount as of such date.

“Administration Agreement” means the Issuer Administration Agreement and/or each FleetCo Administration Agreement, as applicable.

“Administrative Agent” has the meaning specified in the Preamble of the Issuer Facility Agreement.

“Administrative Agent Fee” has the meaning specified in the Administrative Agent Fee Letter.

“Administrative Agent Fee Letter” means that certain fee letter, dated on or about the Signing Date, between the Administrative Agent and the Issuer setting forth the definition of Administrative Agent Fee.

“Administrative Agent Indemnified Liabilities” has the meaning specified in Clause 11.4(c) (Indemnification of the Administrative Agent and each Funding Agent) of the Issuer Facility Agreement.

“Administrative Agent Indemnified Parties” has the meaning specified in Clause 11.4(c) (Indemnification of the Administrative Agent and each Funding Agent) of the Issuer Facility Agreement.

“Administrator” means the Issuer Administrator and/or each FleetCo Administrator, as applicable.

“Administrator Termination Notice” has the meaning given to it in Clause 1.5 (Issuer Back-Up Administrator) of the International Account Bank Agreement.

“Advance” means a Class A Advance, a Class B Advance, a Class C Advance, or has the meaning given to it in Clause 2.3 (Advances) of each FleetCo Facility Agreement, as applicable, or with respect to the Italian Securitisation, has the meaning given to it in Clause 2.4 (a) of the Italian Note Purchase Agreement.

“Affected Person” means a Class A Affected Person and/or a Class B Affected Person and/or a Class C Affected Person, as applicable.

“Affiliate” means, with respect to any specified Person, another Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, ‘control’ means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and ‘controlled’ and ‘controlling’ have meanings correlative to the foregoing.

“Affiliate Joinder in Lease”:

(a)	means, in respect of the Belgian Master Instalment Sale and Administration Agreement, Affiliate Joinder in Instalment Sale; and

(b)	otherwise, has the meaning specified in Clause 12.1 of each Master Lease.

“Agent Indemnified Liabilities” has the meaning specified in Clause 11.4(c) of the Issuer Facility Agreement.

“Agent Indemnified Parties” has the meaning specified in Clause 11.4(c) of the Issuer Facility Agreement.

“Aggregate Asset Amount Deficiency” means that, as of any date of determination, the Adjusted Asset Coverage Threshold Amount as of such date is greater than the Issuer Aggregate Asset Amount as of such date.

“Aggregate Leasing Company Principal Amount” means, as of any date of determination, the sum of the Belgian Note Principal Amount, the Dutch Note Principal Amount, the French Facility Principal Amount, the German Note Principal Amount, the Spanish Note Principal Amount and the Italian Note Principal Amount, in each case Outstanding as of such date.

“Aggregate Transaction Account Amount” means, as of any date of determination, the amount of cash representing principal on deposit in and Permitted Investments credited to each FleetCo Transaction Account and the FCT Account.

“Aggregate Unpaids” has the meaning specified in Clause 10.1 (Authorization and Action of the Administrative Agent) of the Issuer Facility Agreement.

“Alternative Payment Date” means each of October 15 2018, October 25 2018, November 9 2018 and thereafter the 10th Business Day following any Payment Date.

“Amendment and Restatement Agreements” means the Issuer Amendment and Restatement Deed, Dutch Amendment and Restatement Agreement, German Amendment and Restatement Agreement, Spanish Amendment and Restatement Agreement, the Italian Amendment and Restatement Deed and French Amendment and Restatement Agreement.

“Amortization Event” means each event listed in Clause 7.1 (Amortization Events) of the Issuer Facility Agreement and any event defined as an ‘Amortization Event’ in any Related Document.

“Annual Financial Statements” means the Financial Statements for a fiscal year to be delivered by each Lessee pursuant to Clause 8.5(a) (Reporting Requirements) of each Master Lease, save for the Italian Lessee, in which case the delivery of such the Financial Statements shall be pursuant to Clause 8.5(a) (Reporting Requirements) of the Italian Fleet Servicing Agreement and by the Belgian Instalment Purchaser pursuant to Clause 8.5(a) (Reporting Requirements) of the Belgian Master Instalment Sale and Administration Agreement.

“Appointee” means any attorney, manager, agent, delegate, nominee, custodian, Receiver or other person appointed by the Issuer Security Trustee.

“Asset Coverage Threshold Amount” means, as of any date of determination, the greater of the Class A Asset Coverage Threshold Amount, the Class B Asset Coverage Threshold Amount and the Class C Asset Coverage Threshold Amount, in each case as of such date.

“Assumed Remaining Holding Period” means, as of any date of determination and with respect to any Lease Vehicle or Instalment Sale Vehicle that is a Non-Program Vehicle as of such date, the greater of (a) the number of months remaining from such date until the then-expected Disposition Date of such Lease Vehicle or Instalment Sale Vehicle, as estimated by the applicable Lessor (or its designee) on such date in its sole and absolute discretion and (b) 1.

“Assumed Residual Value” means, as of any date of determination and with respect to any Lease Vehicle or Instalment Sale Vehicle that is a Non-Program Vehicle as of such date, the proceeds expected to be realized upon the disposition of such Lease Vehicle or Instalment Sale Vehicle, as estimated by the Lessor (or its designee) on such date in its sole and absolute discretion.

“Auction” means the set of procedures specified in a Guaranteed Depreciation Program for sale or disposition of Program Vehicles through auctions and at auction sites designated by such Program Vehicles’ Manufacturer pursuant to such Guaranteed Depreciation Program.

“Auction Seller” means any third-party selling vehicles through a vehicle auction house in the business of facilitating the buying and selling of vehicles.

“Authorized Instructions” means a communication received by an Account Bank in writing or by electronic transfer containing all the information required by such Account Bank to enable it to carry out the instructions, and bearing a signature that such Account Bank assumes in good faith to have been issued by or on behalf of an Account Holder or a Servicer or the Issuer Administrator or a FleetCo Administrator or its delegate or, following the issue of an Issuer Enforcement Notice or an Issuer Administrator Termination Notice or a FleetCo Administrator Termination Notice and/or a FleetCo Enforcement Notice, in accordance with the relevant Account Bank Agreement by the relevant FleetCo Security Trustee or the Issuer Security Trustee (as applicable).

“Authorized Officer” means, as to the Issuer, any director, and as to Hertz or any of its Affiliates, any of (i) the President, (ii) the Chief Financial Officer, (iii) the Treasurer, (iv) any Assistant Treasurer, or (v) any Vice President in the tax, legal or treasury department, in each case of Hertz or such Affiliate, as applicable.

“Authorized Signatory” means, in relation to any party, any person who is duly authorized and in respect of whom a certificate has been provided signed by a director or another duly authorized person of such party setting out the name and signature of such person and confirming such person’s authority to act.

“Available L/C Cash Collateral Account Amount” means, as of any date of determination, the amount of cash on deposit in and Permitted Investments credited to the Issuer L/C Cash Collateral Account as of such date.

“Available Reserve Account Amount” means, as of any date of determination, the amount of cash on deposit in and Permitted Investments credited to the Issuer Reserve Account as of such date.

“Backstop Date” means, with respect to any Program Vehicle subject to a Guaranteed Depreciation Program that has been turned back under such Guaranteed Depreciation Program, the date on which the Manufacturer of such Program Vehicle is obligated to purchase such Program Vehicle in accordance with the terms of such Guaranteed Depreciation Program.

“Bankruptcy Code” means The Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Clause 101 et seq.

“Base Instalment” means, Monthly Base Instalment and Final Base Instalment, collectively.

“Base Rent” means, Monthly Base Rent and Final Base Rent, collectively.

“Basic Lease Vehicle Information” means:

(a)	in respect of the Belgian Instalment Purchaser and Instalment Seller, the Basic Instalment Sale Vehicle Information; and

(b)	otherwise, the following terms specified by a Lessee in a Lease Vehicle Acquisition Schedule pursuant to Clause 2.1(a) of each Master Lease: a list of the vehicles such Lessee desires to be made available by the applicable Lessor to such Lessee for lease as ‘Lease Vehicles’, and, with respect to each such vehicle, the VIN, make, model, model year, and requested lease commencement date of each such vehicle.

“Board of Directors” means the board of directors of the Issuer, any FleetCo or any Leasing Company, as applicable, or an authorized committee thereof.

“Business Day” means any day other than a Saturday or Sunday and:

(a)	in relation to any date for payment or purchase of Euro or calculation of an amount payable in Euro, a day which is not a public holiday or a bank holiday in London, Paris, Amsterdam, Madrid, Milan, Brussels, Munich, Dublin, New York and in the principal financial centre of the jurisdiction of each of the payer and the payee, and which is a TARGET Day;

(b)	in relation to any date for payment or purchase of or calculation of an amount payable in a currency other than Euro, a day on which banks are open for general business in London, Paris, Milan, Munich, Dublin, New York and in the principal financial centre of the jurisdiction of each of the payer and the payee, and in the principal financial centre of the country of that currency; or

(c)	in relation to any other date, a day on which banks are open for general business in London, Paris, Milan, Munich, Dublin, New York and in the principal financial centre of the jurisdiction in which the person(s) to whom the relevant provision relates operates, provided that for the purposes of any payment to be made:

i.	by a FleetCo or OpCo to a Manufacturer or Dealer;

ii.	by any Lessee to a Lessor;

iii.	by the Instalment Purchaser to the Instalment Seller;

iv.	by the Issuer to a FleetCo or the Subordinated Noteholder;

v.	by the Subordinated Noteholder to the Issuer;

vi.	by a FleetCo to the Issuer or the French Servicer on behalf of the FCT,

“Business Day” shall instead mean any day other than a Saturday or Sunday on which banks are open for general business in the principal financial centre of the jurisdiction of each of the payer and the payee.

“Capital Account” has the meaning given to it in the Issuer Co-operation Agreement.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests (including membership and partnership interests) in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

“Capitalized Cost” means, as of any date of determination:

(a)	with respect to any Lease Vehicle or Instalment Sale Vehicle that is a Non-Program Vehicle as of its Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date:

(i)	unless such Lease Vehicle or Instalment Sale Vehicle is an Inter-Group Transferred Vehicle, the capitalized cost calculated in accordance with U.S. GAAP, as recorded in any FleetCo’s or its designee’s computer systems as at such date of determination;

(ii)	if such Lease Vehicle or Instalment Sale Vehicle is an Inter-Group Transferred Vehicle, the Legacy NBV of such Lease Vehicle or Instalment Sale Vehicle; and

(b)	with respect to any Lease Vehicle or Instalment Sale Vehicle that is a Program Vehicle as of its Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date, the capitalized cost calculated in accordance with U.S. GAAP, as recorded in any FleetCo’s or its designee’s computer systems as at such date of determination.

“Capped Issuer Administrator Fee Amount” means, with respect to any Payment Date, an amount equal to the lesser of (i) the Issuer Administrator Fee Amount with respect to such Payment Date and (ii) €100,000.

“Capped Issuer Operating Expense Amount” means, with respect to any Payment Date the lesser of (i) the Issuer Operating Expense Amount, with respect to such Payment Date and (ii) the excess, if any, of (x) €100,000 over (y) the sum of the Issuer Administrator Fee Amount and the Issuer Security Trustee Fee Amount, in each case with respect to such Payment Date.

“Capped Issuer Security Trustee Fee Amount” means, with respect to any Payment Date, an amount equal to the lesser of (i) the Issuer Security Trustee Fee Amount, with respect to such Payment Date and (ii) the excess, if any, of €100,000 over the Issuer Administrator Fee Amount with respect to such Payment Date.

“Carrying Charges” means as of any day, the sum of:

(a)	all fees or other costs, expenses and indemnity amounts, if any, payable by the Issuer to:

(i)	the Issuer Security Trustee other than the Capped Issuer Security Trustee Fee Amount,

(ii)	the Issuer Administrator (other than Issuer Administrator Fee Amounts),

(iii)	the Administrative Agent (other than Administrative Agent Fees),

(iv)	the Noteholders (other than Monthly Interest Amounts and Monthly Default Interest Amounts), or

(v)	any other party to an Issuer Related Document,

in each case under and in accordance with such Issuer Related Document, plus

(b)	any other operating expenses of the Issuer that have been invoiced as of such date and are then payable by the Issuer relating to the Issuer Notes (including fees, costs, charges and expenses due and payable to Vienna MTF and the Listing Agents for the purposes of maintaining the listing of the outstanding Class B Notes and Class C Notes on Vienna MTF) (in each case, exclusive of any FleetCo Carrying Charges).

“Cash AUP” has the meaning specified in paragraph 5 of Annex 2 (Cash AUP) of the Issuer Facility Agreement.

“Cashflow and Liquidity Forecast” shall have the meaning given to it in clause 2.1 (Cashflow and Liquidity Forecast) of the Refinancing Deed of Covenant.

“Casualty” means, with respect to any Eligible Vehicle, that:

(a)	such Eligible Vehicle is destroyed, seized or otherwise rendered permanently unfit or unavailable for use, or

(b)	such Eligible Vehicle is lost or stolen and is not recovered for one hundred and eighty (180) days following the occurrence thereof.

“Casualty Payment Amount” means, with respect to any Lease Vehicle or Instalment Sale Vehicle that suffers a Casualty or becomes an Ineligible Vehicle, the result of (a) the Net Book Value of such Lease Vehicle or Instalment Sale Vehicle as of the later of (i) such Lease Vehicle’s Vehicle Lease Commencement Date or Instalment Sale Vehicle’s Vehicle Instalment Sale Commencement Date and (ii) the first day of the calendar month in which such Lease Vehicle or Instalment Sale Vehicle became a Casualty or became an Ineligible Vehicle minus (b) the Final Base Rent or Final Base Instalment for such Lease Vehicle or Instalment Sale Vehicle.

“CEA Assets” means Eligible Vehicles (or the Net Book Value thereof), Spanish AAA Components, Manufacturer Receivables and/or Eligible Manufacturer Receivables.

“Certificate of Credit Demand” means a certificate substantially in the form of Annex A to a Letter of Credit.

“Certificate of Termination Demand” means a certificate substantially in the form of Annex B to a Letter of Credit.

“CFC Charge” means a controlled foreign company charge under Section 835R(2) of the TCA.

“Change in Law” means (a) any law, rule, regulation or treaty or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued, occurring, or taking effect after the Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of government) that is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each an “Official Body” ) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued, occurring, or taking effect after the Closing Date; provided that, notwithstanding anything in the foregoing to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or any other United States or foreign regulatory authorities, in each case, pursuant to Basel III, shall, in each case, be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

“Change of Control” means:

(a)	any “person” (as such term is used in Clauses 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders or a Parent, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of Hertz, provided that so long as Hertz is a Subsidiary of any Parent, no “person” shall be deemed to be or become a “beneficial owner” of more than 50% of the total voting power of the Voting Stock of Hertz unless such “person” shall be or become a “beneficial owner” of more than 50% of the total voting power of the Voting Stock of such Parent (other than a Parent that is a Subsidiary of another Parent); or

(b)	Hertz sells or transfers (in one or a series of related transactions) all or substantially all of the assets of Hertz and its Subsidiaries to another Person (other than one or more Permitted Holders) and any “person” (as defined in clause (a) above), other than one or more Permitted Holders or any Parent, is or becomes the “beneficial owner” (as so defined), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the transferee Person in such sale or transfer of assets, as the case may be, provided that so long as such transferee Person is a Subsidiary of a parent Person, no “person” shall be deemed to be or become a “beneficial owner” of more than 50% of the total voting power of the Voting Stock of such surviving or transferee Person unless such “person” shall be or become a “beneficial owner” of more than 50% of the total voting power of the Voting Stock of such parent Person (other than a parent Person that is a Subsidiary of another parent Person); or

(c)	Hertz ceasing to (i) own, directly or indirectly, 100% of the shares of any FleetCo, any OpCo or HHN2 or (ii) control HHN2, other than pursuant to a transaction where Hertz directly or indirectly owns 100% of a successor in interest to HHN2 and otherwise controls such successor in interest.

"Class" means, as of a relevant date, each class of Issuer Notes then issued or any of them.

“Class A Acquiring Committed Note Purchaser” has the meaning specified in Clause 9.3(a)(i) (Class A Assignments) of the Issuer Facility Agreement.

“Class A Acquiring Investor Group” has the meaning specified in Clause 9.3(a)(iii) (Class A Assignments) of the Issuer Facility Agreement.

“Class A Action” has the meaning specified in Clause 9.2(a)(i)(E) (Replacement of Class A Investor Group) of the Issuer Facility Agreement.

“Class A Addendum” means an addendum substantially in the form of Exhibit K-1 of the Issuer Facility Agreement.

“Class A Additional Investor Group” means collectively, a Class A Conduit Investor, if any, and the Class A Committed Note Purchaser(s) with respect to such Class A Conduit Investor or, if there is no Class A Conduit Investor, the Class A Committed Note Purchaser with respect to the Class A Investor Group, in each case, that becomes party to the Issuer Facility Agreement pursuant to Clause 2.1(a)(i) (Class A Notes) of the Issuer Facility Agreement in connection with an increase in the Class A Maximum Principal Amount; provided that, for the avoidance of doubt, a Class A Investor Group that is both a Class A Additional Investor Group and a Class A Acquiring Investor Group shall be deemed to be a Class A Additional Investor Group solely in connection with, and to the extent of, the commitment of such Class A Investor Group that increases the Class A Maximum Principal Amount when such Class A Additional Investor Group becomes a party to the Issuer Facility Agreement and Class A Additional Issuer Notes are issued pursuant to Clause 2.1(e)(i) (Conditions to Issuance of Additional Issuer Notes) of the Issuer Facility Agreement, and references in the Issuer Facility Agreement to such Class A Investor Group as a “Class A Additional Investor Group” shall not include the commitment of such Class A Investor Group as a Class A Acquiring Investor Group (the Class A Maximum Investor Group Principal Amount of any such “Class A Additional Investor Group” shall not include any portion of the Class A Maximum Investor Group Principal Amount of such Class A Investor Group acquired pursuant to an assignment to such Class A Investor Group as a Class A Acquiring Investor Group, whereas references to the Class A Maximum Investor Group Principal Amount of such “Class A Investor Group” shall include the entire Class A Maximum Investor Group Principal Amount of such Class A Investor Group as both a Class A Additional Investor Group and a Class A Acquiring Investor Group).

“Class A Additional Investor Group Initial Principal Amount” means, with respect to each Class A Additional Investor Group, on the effective date of the addition of each member such Class A Additional Investor Group as a party to the Issuer Facility Agreement, the amount scheduled to be advanced by such Class A Additional Investor Group on such effective date, which amount may not exceed the product of (a) the Class A Drawn Percentage (immediately prior to the addition of such Class A Additional Investor Group as a party hereto) and (b) the Class A Maximum Investor Group Principal Amount of such Class A Additional Investor Group on such effective date (immediately after the addition of such Class A Additional Investor Group as a party hereto).

“Class A Adjusted Asset Coverage Threshold Amount” means, as of any date of determination, the excess, if any, of (i) the Class A Asset Coverage Threshold Amount over (ii) the sum of (A) the Letter of Credit Amount and (B) the Available Reserve Account Amount, in each case, as of such date.

“Class A Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the Class A Principal Amount as of such date over (B) the Principal Collection Account Amount as of such date.

“Class A Advance” has the meaning specified in Clause 2.2(a)(i) (Class A Advances) of the Issuer Facility Agreement.

“Class A Advance Deficit” has the meaning specified in Clause 2.2(a)(vii) (Class A Funding Defaults) of the Issuer Facility Agreement.

“Class A Advance Request” means, with respect to any Class A Advance requested by the Issuer, a Class A Advance Request substantially in the form of Exhibit J-1 (Form of Advance Request) of the Issuer Facility Agreement with respect to such Class A Advance;

“Class A Affected Person” has the meaning specified in Clause 3.3(a) (Lending Unlawful) of the Issuer Facility Agreement.

"Class A Aggregate Asset Amount Deficiency" means, as of any date of determination, the Class A Adjusted Asset Coverage Threshold Amount as of such date is greater than the Issuer Aggregate Asset Amount as of such date.

“Class A Asset Coverage Threshold Amount” means the Class A Adjusted Principal Amount divided by the Issuer Class A Blended Advance Rate.

“Class A Assignment and Assumption Agreement” has the meaning specified in Clause 9.3(a)(i) (Class A Assignments) of the Issuer Facility Agreement.

“Class A Available Delayed Amount Committed Note Purchaser” means, with respect to any Class A Advance, any Class A Committed Note Purchaser that either (i) has not delivered a Class A Delayed Funding Notice with respect to such Class A Advance or (ii) has delivered a Class A Delayed Funding Notice with respect to such Class A Advance, but (x) has a Class A Delayed Amount with respect to such Class A Advance equal to zero and (y) after giving effect to the funding of any amount in respect of such Class A Advance to be made by such Class A Committed Note Purchaser or the Class A Conduit Investor in such Class A Committed Note Purchaser’s Class A Investor Group on the proposed date of such Class A Advance, has a Class A Required Non-Delayed Amount that is greater than zero.

“Class A Available Delayed Amount Purchaser” means, with respect to any Class A Advance, any Class A Available Delayed Amount Committed Note Purchaser, or any Class A Conduit Investor in such Class A Available Delayed Amount Committed Note Purchaser’s Class A Investor Group, that funds all or any portion of a Class A Second Delayed Funding Notice Amount with respect to such Class A Advance on the date of such Class A Advance.

“Class A Available Headroom Amount” means the excess of the Issuer Aggregate Asset Amount over the Class A Adjusted Asset Coverage Threshold Amount multiplied by the Issuer Class A Blended Advance Rate, which amount shall not exceed the result (expressed as a Euro amount) of (x) the Class A Maximum Principal Amount minus (y) the aggregate Principal Amount Outstanding of the Class A Notes.

“Class A Commercial Paper” means the promissory notes of each Class A Noteholder issued by such Class A Noteholder (or the Person(s) issuing promissory notes on behalf of such Class A Noteholder) in the commercial paper market and allocated to the funding of Class A Advances in respect of the Class A Notes.

“Class A Commitment” means the obligation of the Class A Committed Note Purchasers included in each Class A Investor Group to fund Class A Advances pursuant to Clause 2.2(a) (Class A Advances) of the Issuer Facility Agreement in an aggregate stated amount up to the Class A Maximum Investor Group Principal Amount for such Class A Investor Group.

“Class A Commitment Percentage” means, on any date of determination, with respect to any Class A Investor Group, the fraction, expressed as a percentage, the numerator of which is such Class A Investor Group’s Class A Maximum Investor Group Principal Amount on such date and the denominator is the Class A Maximum Principal Amount on such date.

“Class A Committed Note Purchaser” means those financial institutions that serve as committed note purchasers of Class A Notes set forth in Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.

“Class A Committed Note Purchaser Percentage” means, with respect to any Class A Committed Note Purchaser, the percentage set forth opposite the name of such Class A Committed Note Purchaser on Schedule 2 (Conduit Investors and Committed Note Purchaser) of the Issuer Facility Agreement.

“Class A Concentration Adjusted Advance Rate” means in respect of a FleetCo and as of any date of determination,

(a)	with respect to the Eligible Investment Grade Non-Program Vehicle Amount, the excess, if any, of the relevant FleetCo Class A Baseline Advance Rate with respect to such Eligible Investment Grade Non-Program Vehicle Amount of such FleetCo over the Class A Concentration Excess Advance Rate Adjustment with respect to such Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date, and

(b)	with respect to the Eligible Non-Investment Grade Non-Program Vehicle Amount, the excess, if any, of the relevant FleetCo Class A Baseline Advance Rate with respect to such Eligible Non-Investment Grade Non-Program Vehicle Amount of such FleetCo over the Class A Concentration Excess Advance Rate Adjustment with respect to such Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date.

“Class A Concentration Excess Advance Rate Adjustment” means, with respect to any FleetCo AAA Select Component, as of any date of determination, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is (I) the product of (A) the portion of the Concentration Excess Amount, if any, allocated to such FleetCo AAA Select Component by the Issuer and (B) the relevant FleetCo Class A Baseline Advance Rate with respect to such FleetCo AAA Select Component, and the denominator of which is (II) such FleetCo AAA Select Component, in each case as of such date, and (b) the relevant FleetCo Class A Baseline Advance Rate with respect to such FleetCo AAA Select Component; provided that, the portion of the Concentration Excess Amount allocated pursuant to the preceding item (a)(I)(A) shall not exceed the portion of such FleetCo AAA Select Component that was included in determining whether such Concentration Excess Amount exists; provided further that, for the avoidance of doubt, Concentration Excess Amounts shall not be allocated to the Remainder AAA Amount for such FleetCo or the Net VAT Receivables for such FleetCo.

“Class A Conduit Assignee” means, with respect to any Class A Conduit Investor, any commercial paper conduit, whose commercial paper has ratings of at least “A-2” from Standard & Poor’s and “P2” from Moody’s, that is administered by the Class A Funding Agent with respect to such Class A Conduit Investor or any Affiliate of such Class A Funding Agent, in each case, designated by such Class A Funding Agent to accept an assignment from such Class A Conduit Investor of the Class A Investor Group Principal Amount or a portion thereof with respect to such Class A Conduit Investor pursuant to Clause 9.3(a) (Class A Assignments) of the Issuer Facility Agreement.

“Class A Conduit Investor” means, in respect of Class A Notes, the several commercial paper conduits or special purpose entities issuing variable funding notes to affiliated commercial paper conduits listed in Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.

“Class A Conduits” has the meaning set forth in the definition of “Class A CP Rate”.

“Class A CP Fall-back Rate” means, as of any date of determination and with respect to any Class A Advance funded or maintained by any Class A Funding Agent’s Class A Investor Group through the issuance of Class A Commercial Paper during any Interest Period, the Euro Interbank Offered Rate appearing on the EURIBOR Rates Page at approximately 11:00 a.m. (London time) on the first day of such Interest Period as the rate for euro deposits with a one-month maturity.

“Class A CP Notes” has the meaning set forth in Clause 2.2(a)(iii) (Class A Conduit Investor Funding) of the Issuer Facility Agreement.

“Class A CP Rate” means, with respect to a Class A Conduit Investor in any Class A Investor Group (i) for any day during any Interest Period funded by such a Class A Conduit Investor set forth in Schedule 2 of the Issuer Facility Agreement or any other such Class A Conduit Investor that elects in its Class A Assignment and Assumption Agreement to make this clause (i) applicable (collectively, the “Class A Conduits”), the greater of (A) zero and (B) the per annum rate equivalent to the weighted average of the per annum rates paid or payable by such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits) from time to time as interest on or otherwise (by means of interest rate hedges or otherwise taking into consideration any incremental carrying costs associated with short term promissory notes issued by such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits) maturing on dates other than those certain dates on which such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits) are to receive funds) in respect of the promissory notes issued by such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits) that are allocated in whole or in part by their respective Class A Funding Agent (on behalf of such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits)) to fund or maintain the Class A Principal Amount or that are issued by such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits) specifically to fund or maintain the Class A Principal Amount, in each case, during such period, as determined by their respective Class A Funding Agent (on behalf of such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits)), including (x) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the related Class A Committed Note Purchasers (on behalf of such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits)), (y) all reasonable costs and expenses of any issuing and paying agent or other Person responsible for the administration of such Class A Conduits’ (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits’) commercial paper programs in connection with the preparation, completion, issuance, delivery or payment of Class A Commercial Paper, and (z) the costs of other borrowings by such Class A Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduits) including borrowings to fund small or odd euro amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate in this clause (i) is a discount rate, in calculating the Class A CP Rate, the respective Class A Funding Agent for such Class A Conduits shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum and (ii) for any Interest Period for any portion of the Commitment of the related Class A Investor Group funded by any other Class A Conduit Investor, the “Class A CP Rate” applicable to such Class A Conduit Investor (or the Person(s) issuing short term promissory notes on behalf of such Class A Conduit) as set forth in its Class A Assignment and Assumption Agreement. Notwithstanding anything to the contrary in the preceding provisions of this definition, if any Class A Funding Agent shall fail to notify the Issuer and the Issuer Administrator of the applicable Class A CP Rate for the Class A Advances made by its Class A Investor Group for the related Interest Period by 11:00 a.m. London time on any Determination Date in accordance with Clause 3.1(b)(i) (Notice of Interest Rates) of the Issuer Facility Agreement, then the Class A CP Rate with respect to such Class A Funding Agent’s Class A Investor Group for each day during such Interest Period shall equal the Class A CP Fall-back Rate with respect to such Interest Period.

“Class A CP Tranche” means that portion of the Class A Principal Amount purchased or maintained with Class A Advances that bear interest by reference to the Class A CP Rate.

“Class A CP True-Up Payment Amount” has the meaning given to it in Clause 3.1(f) (CP True-Up Payment Amount) of the Issuer Facility Agreement.

“Class A Daily Interest Amount” means, for any day in an Interest Period, an amount equal to the result of (a) the product of (i) the Class A Note Rate for such Interest Period and (ii) the Class A Principal Amount as of the close of business on such date divided by (b) 360.

“Class A Decrease” means a Class A Mandatory Decrease, a Class A Voluntary Decrease or a Class A Expected Decrease, as applicable.

“Class A Defaulting Committed Note Purchaser” has the meaning specified in Clause 2.2(a)(vii) (Class A Funding Defaults) of the Issuer Facility Agreement.

“Class A Deficiency Amount” has the meaning specified in Clause 3.1(c)(ii) (Payment of Interest; Funding Agent Failure to Provide Rate) of the Issuer Facility Agreement.

“Class A Delayed Amount” has the meaning given to it in Clause 2.2(a)(v) (Class A Delayed Funding Procedures) of the Issuer Facility Agreement.

“Class A Delayed Funding Date” has the meaning specified in Clause 2.2(a)(v) (Class A Delayed Funding Procedures) of the Issuer Facility Agreement.

“Class A Delayed Funding Notice” has the meaning specified in Clause 2.2(a)(v) (Class A Delayed Funding Procedures) of the Issuer Facility Agreement.

“Class A Delayed Funding Procedures” has the meaning specified in Clause 2.2(a)(v) (Class A Delayed Funding Procedures) of the Issuer Facility Agreement.

“Class A Delayed Funding Purchaser” means, as of any date of determination, each Class A Committed Note Purchaser party to the Issuer Facility Agreement.

“Class A Delayed Funding Purchaser Group” means, collectively, each Class A Delayed Funding Purchaser.

“Class A Delayed Funding Reimbursement Amount” means, with respect to any Class A Delayed Funding Purchaser, with respect to the portion of the Class A Delayed Amount of such Class A Delayed Funding Purchaser funded by the Class A Available Delayed Amount Purchaser(s) on the date of the Class A Advance related to such Class A Delayed Amount, an amount equal to the excess, if any, of (a) such portion of the Class A Delayed Amount funded by the Class A Available Delayed Amount Purchaser(s) on the date of the Class A Advance related to such Class A Delayed Amount over (b) the amount, if any, by which the portion of any payment of principal (including any Class A Decrease), if any, made by the Issuer to each such Class A Available Delayed Amount Purchaser on any date during the period from and including the date of the Class A Advance related to such Class A Delayed Amount to but excluding the Class A Delayed Funding Date for such Class A Delayed Amount, was greater than what it would have been had such portion of the Class A Delayed Amount been funded by such Class A Delayed Funding Purchaser on the date of the Class A Advance related to such Class A Delayed Amount.

“Class A Designated Delayed Advance” has the meaning specified in Clause 2.2(a)(v) (Class A Delayed Funding Procedures) of the Issuer Facility Agreement.

“Class A Drawn Percentage” means, as of any date of determination, a fraction expressed as a percentage, the numerator of which is the Class A Principal Amount and the denominator of which is the Class A Maximum Principal Amount, in each case as of such date.

“Class A Excess Principal Event” shall be deemed to have occurred if, on any date, the Class A Principal Amount as of such date exceeds the Class A Maximum Principal Amount as of such date.

“Class A Excess Principal Mandatory Decrease” has the meaning given to it in Clause 2.3 (Procedure for Decreasing the Principal Amount) of the Issuer Facility Agreement.

“Class A Excess Principal Mandatory Decrease Amount” has the meaning given to it in Clause 2.3(c) (Procedure for Decreasing the Principal Amount) of the Issuer Facility Agreement.

“Class A Expected Decrease” has the meaning specified in Clause 2.3(b)(i)(C) of the Issuer Facility Agreement.

“Class A Expected Decrease Amount” has the meaning specified in Clause 2.3(b)(i)(B) of the Issuer Facility Agreement.

“Class A Expected Payment Date” has the meaning specified in Clause 2.3(b)(i)(A) of the Issuer Facility Agreement.

“Class A Funding Agent” means the financial institution set forth opposite the name of each Class A Conduit Investor or the Class A Committed Note Purchaser with respect to such Class A Investor Group, on Schedule 2 to the Issuer Facility Agreement.

“Class A Funding Conditions” means, with respect to any Class A Advance requested by the Issuer pursuant to Clause 2.2(a) (Class A Advances) of the Issuer Facility Agreement, the following shall be true and correct both immediately before and immediately after giving effect to such Class A Advance, provided that paragraphs (d) and (f) below shall not apply to Class A Reserve Advances:

(a)	the Issuer Repeating Representations and the representations and warranties of the Subordinated Noteholder set out in Clause 10 (Subordinated Noteholder Representations and Warranties) of the Issuer Subordinated Facility Agreement, in each case, shall be true and accurate as of the date of such Class A Ordinary Advance with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(b)	the related Class A Funding Agent shall have received an executed Class A Advance Request certifying as to the current Issuer Aggregate Asset Amount delivered in accordance with the provisions of Clause 2.2(a) (Class A Advances) of the Issuer Facility Agreement;

(c)	no Class A Excess Principal Event is continuing; provided that, solely for purposes of calculating whether a Class A Excess Principal Event is continuing under this clause (c), the Class A Principal Amount shall be deemed to be increased by all Class A Delayed Amounts, if any, that any Class A Delayed Funding Purchaser(s) in a Class A Investor Group are required to fund on a Class A Delayed Funding Date that is scheduled to occur after the date of such requested Class A Advance that have not been funded on or prior to the date of such requested Class A Advance; provided further that, if a 2022 Liquidity Drawstop occurs, the Issuer shall not request a Class A Advance and no Class A Noteholder, Class A Committed Note Purchaser or Class A Conduit Investor shall be required to fund any Class A Advance further;

(d)	no Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes, exists;

(e)	if such Advance is in connection with any issuance of Additional Class A Notes or any Class A Investor Group Maximum Principal Increase, then the amount of such issuance or increase shall be equal to or greater than EUR 5,000,000 and in integral multiples of EUR 100,000 per Class A Investor Group in excess thereof;

(f)	the Revolving Period is continuing;

(g)	if the Net Book Value of any vehicle owned by a FleetCo is included in the calculation of the Issuer Aggregate Asset Amount as of such date (on a pro forma basis after giving effect to the application of such Advance on such date), then the representations and warranties of such FleetCo set out in Clause 8 (Representations and Warranties) of the relevant FleetCo Facility Agreement shall be true and accurate as of the date of such Class A Advance with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(h)	the Commitment Termination Date has not occurred.

“Class A Illegality Mandatory Decrease” has the meaning given to it in Clause 2.3 (Procedure for Decreasing the Principal Amount) of the Issuer Facility Agreement.

“Class A Illegality Principal Mandatory Decrease Amount” has the meaning given to it in Clause 2.3 (Procedure for Decreasing the Principal Amount) of the Issuer Facility Agreement.

“Class A Initial Advance Amount” means, with respect to any Class A Noteholder, the amount specified as such on Schedule 2 to the Issuer Facility Agreement with respect to such Class A Noteholder.

“Class A Initial Investor Group Principal Amount” means, with respect to each Class A Investor Group, the amount set forth and specified as such opposite the name of the Class A Committed Note Purchaser included in such Class A Investor Group on Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.

“Class A Investor Group” means, collectively, a Class A Conduit Investor, if any, and the Class A Committed Note Purchaser(s) with respect to such Class A Conduit Investor or, if there is no Class A Conduit Investor with respect to any Class A Investor Group, the Class A Committed Note Purchaser(s) with respect to such Class A Investor Group, in each case, party to the Issuer Facility Agreement as of the Closing Date.

“Class A Investor Group Maximum Principal Increase” has the meaning given to it in Clause 2.1(d)(i) (Investor Group Maximum Principal Increase) of the Issuer Facility Agreement.

“Class A Investor Group Maximum Principal Increase Addendum” means an addendum substantially in the form of Exhibit M-1 (Form of Class A Investor Group Maximum Principal Increase Addendum) of the Issuer Facility Agreement.

“Class A Investor Group Principal Amount” means, as of any date of determination with respect to any Class A Investor Group, the result of:

(a)	such Class A Investor Group’s Class A Initial Investor Group Principal Amount; plus

(b)	the Class A Investor Group Maximum Principal Increase Amount with respect to each Class A Investor Group Maximum Principal Increase applicable to such Class A Investor Group, if any, on or prior to such date; plus

(c)	the principal amount of the portion of all Class A Advances funded by such Class A Investor Group on or prior to such date (excluding, for the avoidance of doubt, any Class A Initial Advance Amount from the calculation of such Class A Advances); minus

(d)	the amount of principal payments (whether pursuant to a Class A Decrease, a redemption or otherwise) made to such Class A Investor Group in respect of its Class A Advances only pursuant to the Issuer Facility Agreement on or prior to such date.

“Class A Investor Group Maximum Principal Increase Amount” means, with respect to each Class A Investor Group Maximum Principal Increase, on the effective date of any Class A Investor Group Maximum Principal Increase with respect to any Class A Investor Group, the amount scheduled to be advanced by such Class A Investor Group on such effective date, which amount may not exceed the product of (a) the Class A Drawn Percentage (immediately prior to the effectiveness of such Class A Investor Group Maximum Principal Increase) and (b) the amount of such Class A Investor Group Maximum Principal Increase.

“Class A Investor Group Supplement” the meaning specified in Clause 9.3(a)(iii) (Class A Assignments) of the Issuer Facility Agreement.

“Class A Maximum Investor Group Principal Amount” means with respect to each Class A Investor Group as of any date of determination, the amount specified as such for such Class A Investor Group on Schedule 2 of the Issuer Facility Agreement for such date of determination, as such amount may be increased or decreased from time to time in accordance with the terms thereof; provided that, on any day after the occurrence and during the continuance of an Amortization Event with respect to the Class A Notes, the Class A Maximum Investor Group Principal Amount with respect to each Class A Investor Group shall not exceed the Class A Investor Group Principal Amount for such Class A Investor Group.

“Class A Maximum Principal Amount” means EUR 1,289,250,000, and/or following a 2022 Liquidity Drawstop, EUR 1,085,000,000; provided further that such amount may be (i) reduced at any time and from time to time by the Issuer upon notice to each Class A Noteholder, the Administrative Agent, each Class A Conduit Investor, each Class A Committed Note Purchaser and their Funding Agents in accordance with the terms of the Issuer Facility Agreement, or (ii) increased at any time and from time to time upon the effective date for any Class A Investor Group Maximum Principal Increase pursuant to clause 2 (Initial Issuance; Increases and Decreases of Principal Amount Of Issuer Notes) of the Issuer Facility Agreement;

“Class A Majority Program Support Provider” means, with respect to the related Class A Investor Group, Class A Program Support Providers holding more than 50% of the aggregate commitments of all Class A Program Support Providers.

“Class A Mandatory Decrease” means each Class A Excess Principal Mandatory Decrease and each Class A Illegality Mandatory Decrease.

“Class A Mandatory Decrease Amount” means the Class A Excess Principal Mandatory Decrease Amount or the Class A Illegality Mandatory Decrease Amount, as applicable.

“Class A Monthly Default Interest Amount” means, with respect to any Payment Date, an amount equal to the sum of (i) an amount equal to the product of (x) 2.0%, (y) the result of (a) the sum of the Class A Principal Amount as of each day during the related Interest Period (after giving effect to any increases or decreases to the Class A Principal Amount on such day) during which an Amortization Event with respect to the Class A Notes has occurred and is continuing divided by (b) the actual number of days in the related Interest Period during which an Amortization Event with respect to the Class A Notes has occurred and is continuing, and (z) the result of (a) the actual number of days in the related Interest Period during which an Amortization Event with respect to the Class A Notes has occurred and is continuing divided by (b) 360 plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the rate specified in clause (i)).

“Class A Monthly Interest Amount” means an amount equal to the sum of:

(a)	the Class A Daily Interest Amount for each day in the Interest Period related to such Payment Date; plus

(b)	with respect to any Payment Date:

(i)	all previously due and unpaid amounts described in clause (a) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (b) at the Class A Note Rate); plus

(ii)	the Class A Undrawn Fee with respect to each Investor Group for such Payment Date; plus

(iii)	the Class A Program Fee with respect to each Class A Investor Group for such Payment Date; plus

(iv)	the Class A CP True-Up Payment Amounts, if any, owing to each Class A Noteholder on such Payment Date; plus

(v)	the Class A Restructuring Fee with respect to each Class A Investor Group, if any due, to each Investor Group on such Payment Date in accordance with clause 3.2(c) of the Issuer Facility Agreement.

“Class A MTM/DT Advance Rate Adjustment” means, as of any date of determination,

(a)	with respect to the Eligible Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Failure Percentage as of such date and (ii) the Class A Concentration Adjusted Advance Rate with respect to the Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date;

(b)	with respect to the Eligible Non-Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Failure Percentage as of such date and (ii) the Class A Concentration Adjusted Advance Rate with respect to the Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date; and

(c)	with respect to any other FleetCo AAA Component, zero.

“Class A Non-Consenting Purchaser” has the meaning specified in Clause 9.2(a)(i) (Replacement of Class A Investor Group) of the Issuer Facility Agreement.

“Class A Non-Defaulting Committed Note Purchaser” has the meaning specified in Clause 2.2(a)(vii) (Class A Funding Defaults) of the Issuer Facility Agreement.

“Class A Non-Delayed Amount” means, with respect to any Class A Delayed Funding Purchaser and a Class A Advance for which the Class A Delayed Funding Purchaser delivered a Class A Delayed Funding Notice, an amount equal to the excess of such Class A Delayed Funding Purchaser’s ratable portion of such Class A Advance over its Class A Delayed Amount in respect of such Class A Advance.

“Class A Noteholder” means each Person in whose name a Class A Note is registered in the Note Register.

“Class A Note Rate” means, for any Interest Period, the weighted average of the sum of (a) the weighted average (by outstanding principal balance) of the Class A CP Rates applicable to the Class A CP Tranche and (b) the Reference Rate applicable to the Class A Reference Rate Tranche in each case, for such Interest Period; provided, however, that the Class A Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Class A Note Repurchase Amount” has the meaning specified in Clause 11.1(a) (Optional Repurchase of the Class A Notes) of the Issuer Facility Agreement.

“Class A Notes” means the class A variable funding notes issued by the Issuer pursuant to the Issuer Facility Agreement on and subsequent to the Closing Date.

“Class A Ordinary Advance” means any Class A Advance specified as such in the related Class A Advance Request.

“Class A Participants” has the meaning specified in Clause 9.3(a)(iv) (Class A Assignments) of the Issuer Facility Agreement.

“Class A Permitted Delayed Amount” has the meaning given to it in Clause 2.2(a)(v) (Class A Advances) of the Issuer Facility Agreement.

“Class A Permitted Required Non-Delayed Percentage” means, 10% or 25%.

“Class A Potential Terminated Purchaser” has the meaning specified in Clause 9.2(a)(i) (Replacement of Class A Investor Group) of the Issuer Facility Agreement.

“Class A Principal Amount” means the sum of the Class A Investor Group Principal Amount as of such date with respect to each Class A Investor Group as of such date; provided that, during the Revolving Period, for purposes of determining whether or not the Required Noteholders have given any consent, waiver, direction or instruction, the Principal Amount held by each Class A Noteholder shall be deemed to include, without double counting, such Class A Noteholder’s undrawn portion of the “Class A Maximum Investor Group Principal Amount”, (i.e., the unutilized purchase commitments under the Issuer Facility Agreement) for such Class A Noteholder’s Class A Investor Group.

“Class A Program Fee Letter” means that certain fee letter, dated on or around the Second Amendment Date, that certain fee letter, dated on or around the Third Amendment Date, and that certain fee letter, dated on or around the Fifth Amendment Date, by and among each initial Class A Conduit Investor, each initial Class A Committed Note Purchaser, the Administrative Agent and the Issuer setting forth the definition of Class A Program Fee Rate and the definition of Class A Undrawn Fee.

“Class A Program Fee” means, with respect to each Payment Date and each Class A Investor Group, an amount equal to the sum with respect to each day in the related Interest Period of the product of:

(a)	the Class A Program Fee Rate for such Class A Investor Group (or, if applicable, Class A Program Fee Rate for the related Class A Conduit Investor and Class A Committed Note Purchaser in such Class A Investor Group, respectively, if each of such Class A Conduit Investor and Class A Committed Note Purchaser is funding a portion of such Class A Investor Group’s Class A Investor Group Principal Amount) for such day, and

(b)	the Class A Investor Group Principal Amount for such Class A Investor Group (or, if applicable, the portion of the Class A Investor Group Principal Amount for the related Class A Conduit Investor and Class A Committed Note Purchaser in such Class A Investor Group, respectively, if each of such Class A Conduit Investor and Class A Committed Note Purchaser is funding a portion of such Class A Investor Group’s Class A Investor Group Principal Amount) for such day (after giving effect to all Class A Advances and Class A Decreases on such day), and

(c)	1/360.

“Class A Program Fee Rate” has the meaning specified in the Class A Program Fee Letter.

“Class A Program Support Provider” means any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, a Class A Committed Note Purchaser or a Class A Conduit Investor in respect of such Class A Committed Note Purchaser’s or Class A Conduit Investor’s Class A Notes, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Class A Conduit Investor’s securitization program as it relates to any Class A Commercial Paper issued by such Class A Conduit Investor, in each case pursuant to a program support agreement and any guarantor of any such person; provided that, no Disqualified Party shall be a “Class A Program Support Provider” without the prior written consent of an Authorized Officer of the Issuer, which consent may be withheld for any reason in the Issuer’s sole and absolute discretion.

“Class A Reference Rate Tranche” means the portion of the Class A Principal Amount purchased or maintained with Class A Advances that bear interest by reference to the Reference Rate.

“Class A Replacement Purchaser” has the meaning specified in Clause 9.2(a)(i) (Replacement of Class A Investor Group) of the Issuer Facility Agreement.

“Class A Required Letter of Credit/Cash Liquid Enhancement Amount” means, as of any date of determination, an amount equal to the product of (a) the Class A Program Fee during the Rapid Amortization Period plus the Maximum Weighted Average Interest Cap Rate, (b) the ratio of 8 months over 12 months and (c) the Class A Adjusted Principal Amount as of such date.

“Class A Required Non-Delayed Amount” means with respect to a Class A Delayed Funding Purchaser and a proposed Class A Advance, the excess, if any, of (i) the Class A Required Non-Delayed Percentage of such Class A Delayed Funding Purchaser’s Class A Maximum Investor Group Principal Amount as of the date of such proposed Class A Advance over (ii) with respect to each previous Class A Advance designated as a Class A Designated Delayed Advance of such Class A Delayed Funding Purchaser with respect to which the related Class A Advance occurred during the thirty five (35) days preceding the date of such proposed Class A Advance, if any, the sum of, with respect to each such previous Class A Advance designated as a Class A Designated Delayed Advance for which the related Class A Delayed Funding Date will not have occurred on or prior to the date of such proposed Class A Advance, the Class A Non-Delayed Amount with respect to each such previous Class A Designated Delayed Advance.

“Class A Required Non-Delayed Percentage” means, as of the Second Amendment Date, 10%, and as of any date thereafter, the Class A Permitted Required Non-Delayed Percentage most recently specified in a written notice delivered by the Issuer to the Administrative Agent, each Class A Funding Agent, each Class A Committed Note Purchaser and each Class A Conduit Investor at least 35 days prior to the effective date specified therein.

“Class A Reserve Advance” means any Class A Advance specified as such in the related Class A Advance Request.

“Class A Restructuring Fee” for each Class A Committed Note Purchaser has the meaning specified in the Class A Restructuring Fee Letter, if any, for such Class A Committed Note Purchaser.

“Class A Restructuring Fee Letter” means, with respect to a Class A Committed Note Purchaser, if applicable, that certain fee letter dated on or about the Second Amendment Date, by and among such Class A Committed Note Purchaser, the Administrative Agent and the Issuer setting forth the definition of Class A Restructuring Fee for such Class A Committed Note Purchaser.

“Class A Second Delayed Funding Notice” is defined in Clause 2.2(a)(v) (Class A Delayed Funding Procedures) of the Issuer Facility Agreement.

“Class A Second Delayed Funding Notice Amount” has the meaning specified in Clause 2.2(a)(v) (Class A Delayed Funding Procedures) of the Issuer Facility Agreement.

“Class A Second Permitted Delayed Amount” is defined in Clause 2.2(a)(v) (Class A Delayed Funding Procedures) of the Issuer Facility Agreement.

“Class A Terminated Purchaser” has the meaning specified in Clause 9.2(a)(i)(E) (Replacement of Class A Investor Group) of the Issuer Facility Agreement.

“Class A Transferee” has the meaning specified in Clause 9.3(a)(v) (Class A Assignments) of the Issuer Facility Agreement.

“Class A Up-Front Fee” for each Class A Committed Note Purchaser has the meaning specified in the Class A Up-Front Fee Letter, if any, for such Class A Committed Note Purchaser.

“Class A Up-Front Fee Letter” means, with respect to a Class A Committed Note Purchaser, if applicable, that certain fee letter dated on or about the Signing Date, that certain fee letter dated on or about the First Amendment Date, that certain fee letter dated on or about the Third Amendment Date, that certain fee letter dated on or about the Fifth Amendment Date, that certain fee letter dated on or about the Sixth Amendment Date and that certain fee letter dated on or about the Seventh Amendment Date and that certain fee letter dated on or about the Ninth Amendment Date by and among such Class A Committed Note Purchaser, the Administrative Agent and the Issuer setting forth the definition of Class A Up-Front Fee for such Class A Committed Note Purchaser.

“Class A Undrawn Fee” means:

(a)	with respect to each Payment Date on or prior to the Commitment Termination Date and each Class A Investor Group, an amount equal to the sum with respect to each day in the Interest Period of the product of:

(i)	the Class A Undrawn Fee Rate for such Class A Investor Group for such day; and

(ii)	the excess, if any, of (x) the Class A Maximum Investor Group Principal Amount for the related Class A Investor Group over (y) the Class A Investor Group Principal Amount for the related Class A Investor Group (after giving effect to all Class A Advances and Class A Decreases on such day), in each case for such day; and

(iii)	1/360; and

(b)	with respect to each Payment Date following the Commitment Termination Date, zero.

“Class A Undrawn Fee Rate” has the meaning specified in the Class A Program Fee Letter.

“Class A Voluntary Decrease” has the meaning given to it in Clause 2.3(d)(i) (Voluntary Decrease) of the Issuer Facility Agreement.

“Class A Voluntary Decrease Amount” has the meaning specified in Clause 2.3(d)(i) (Voluntary Decrease) of the Issuer Facility Agreement.

“Class B Acquiring Committed Note Purchaser” has the meaning specified in Clause 9.3(b)(i) (Class B Assignments) of the Issuer Facility Agreement.

“Class B Acquiring Investor Group” has the meaning specified in Clause 9.3(b)(iii) (Class B Assignments) of the Issuer Facility Agreement.

“Class B Action” has the meaning specified in Clause 9.2(b)(i)(E) (Replacement of Class B Investor Group) of the Issuer Facility Agreement.

“Class B Addendum” means an addendum substantially in the form of Exhibit K-2 of the Issuer Facility Agreement.

“Class B Additional Investor Group” means collectively, a Class B Conduit Investor, if any, and the Class B Committed Note Purchaser(s) with respect to such Class B Conduit Investor or, if there is no Class B Conduit Investor, the Class B Committed Note Purchaser with respect to the Class B Investor Group, in each case, that becomes party to the Issuer Facility Agreement pursuant to Clause 2.1(a)(ii) (Class B Notes) of the Issuer Facility Agreement in connection with an increase in the Class B Maximum Principal Amount; provided that, for the avoidance of doubt, a Class B Investor Group that is both a Class B Additional Investor Group and a Class B Acquiring Investor Group shall be deemed to be a Class B Additional Investor Group solely in connection with, and to the extent of, the commitment of such Class B Investor Group that increases the Class B Maximum Principal Amount when such Class B Additional Investor Group becomes a party to the Issuer Facility Agreement and Class B Additional Issuer Notes are issued pursuant to Clause 2.1(a)(ii) (Class B Notes) of the Issuer Facility Agreement, and references in the Issuer Facility Agreement to such Class B Investor Group as a “Class B Additional Investor Group” shall not include the commitment of such Class B Investor Group as a Class B Acquiring Investor Group (the Class B Maximum Investor Group Principal Amount of any such “Class B Additional Investor Group” shall not include any portion of the Class B Maximum Investor Group Principal Amount of such Class B Investor Group acquired pursuant to an assignment to such Class B Investor Group as a Class B Acquiring Investor Group, whereas references to the Class B Maximum Investor Group Principal Amount of such “Class B Investor Group” shall include the entire Class B Maximum Investor Group Principal Amount of such Class B Investor Group as both a Class B Additional Investor Group and a Class B Acquiring Investor Group).

“Class B Additional Investor Group Initial Principal Amount” means, with respect to each Class B Additional Investor Group, on the effective date of the addition of each member such Class B Additional Investor Group as a party to the Issuer Facility Agreement, the amount scheduled to be advanced by such Class B Additional Investor Group on such effective date, which amount may not exceed the product of (a) the Class B Drawn Percentage (immediately prior to the addition of such Class B Additional Investor Group as a party hereto) and (b) the Class B Maximum Investor Group Principal Amount of such Class B Additional Investor Group on such effective date (immediately after the addition of such Class B Additional Investor Group as a party hereto).

“Class B Adjusted Asset Coverage Threshold Amount” means, as of any date of determination, the excess, if any, of (i) the Class B Asset Coverage Threshold Amount over (ii) the sum of (A) the Letter of Credit Amount and (B) the Available Reserve Account Amount, in each case, as of such date.

“Class B Advance” has the meaning specified in Clause 2.2(b)(i) (Class B Advances) of the Issuer Facility Agreement.

“Class B Advance Request” means, with respect to any Class B Advance requested by the Issuer, a Class B Advance Request substantially in the form of Exhibit J-2 (Form of Advance Request) of the Issuer Facility Agreement with respect to such Class B Advance;

“Class B Affected Person” has the meaning specified in Clause 3.3(b) (Lending Unlawful) of the Issuer Facility Agreement.

"Class B Aggregate Asset Amount Deficiency" means, as of any date of determination, the Class B Adjusted Asset Coverage Threshold Amount as of such date is greater than the Issuer Aggregate Asset Amount as of such date.

“Class B Asset Coverage Threshold Amount” means (A) the sum of (x) the Class A Adjusted Principal Amount and (y) the Class B Principal Amount, divided by (B) the Issuer Class B Blended Advance Rate.

“Class B Assignment and Assumption Agreement” has the meaning specified in Clause 9.3(b)(i) (Assignments) of the Issuer Facility Agreement.

“Class B Available Delayed Amount Committed Note Purchaser” means, with respect to any Class B Advance, any Class B Committed Note Purchaser that either (i) has not delivered a Class B Delayed Funding Notice with respect to such Class B Advance or (ii) has delivered a Class B Delayed Funding Notice with respect to such Class B Advance, but (x) has a Class B Delayed Amount with respect to such Class B Advance equal to zero and (y) after giving effect to the funding of any amount in respect of such Class B Advance to be made by such Class B Committed Note Purchaser or the Class B Conduit Investor in such Class B Committed Note Purchaser’s Class B Investor Group on the proposed date of such Class B Advance, has a Class B Required Non-Delayed Amount that is greater than zero.

“Class B Available Delayed Amount Purchaser” means, with respect to any Class B Advance, any Class B Available Delayed Amount Committed Note Purchaser, or any Class B Conduit Investor in such Class B Available Delayed Amount Committed Note Purchaser’s Class B Investor Group, that funds all or any portion of a Class B Second Delayed Funding Notice Amount with respect to such Class B Advance on the date of such Class B Advance.

“Class B Available Headroom Amount” means the excess of the Issuer Aggregate Asset Amount over the Class B Adjusted Asset Coverage Threshold Amount multiplied by the Issuer Class B Blended Advance Rate, which amount shall not exceed the result (expressed as a Euro amount) of (x) the Class B Maximum Principal Amount minus (y) the aggregate Principal Amount Outstanding of the Class B Notes.

“Class B Commercial Paper” means the promissory notes of each Class B Noteholder issued by such Class B Noteholder (or the Person(s) issuing promissory notes on behalf of such Class B Noteholder) in the commercial paper market and allocated to the funding of Class B Advances in respect of the Class B Notes.

“Class B Commitment” means, the obligation of the Class B Committed Note Purchasers included in each Class B Investor Group to fund Class B Advances pursuant to Clause 2.2(b) (Class B Advances) of the Issuer Facility Agreement in an aggregate stated amount up to the Class B Maximum Investor Group Principal Amount for such Class B Investor Group.

“Class B Commitment Percentage” means, on any date of determination, with respect to any Class B Investor Group, the fraction, expressed as a percentage, the numerator of which is such Class B Investor Group’s Class B Maximum Investor Group Principal Amount on such date and the denominator is the Class B Maximum Principal Amount on such date.

“Class B Committed Note Purchaser” means those financial institutions which become party to the Issuer Facility Agreement as committed note purchasers of Class B Notes from time to time, whose details can be found in Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.

“Class B Committed Note Purchaser Percentage” means, with respect to any Class B Committed Note Purchaser, the percentage set forth opposite the name of such Class B Committed Note Purchaser on Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.

“Class B Concentration Adjusted Advance Rate” means in respect of a FleetCo and as of any date of determination,

(a)	with respect to the Eligible Investment Grade Non-Program Vehicle Amount, the excess, if any, of the relevant FleetCo Class B Baseline Advance Rate with respect to such Eligible Investment Grade Non-Program Vehicle Amount of such FleetCo over the Class B Concentration Excess Advance Rate Adjustment with respect to such Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date, and

(b)	with respect to the Eligible Non-Investment Grade Non-Program Vehicle Amount, the excess, if any, of the relevant FleetCo Class B Baseline Advance Rate with respect to such Eligible Non-Investment Grade Non-Program Vehicle Amount of such FleetCo over the Class B Concentration Excess Advance Rate Adjustment with respect to such Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date.

“Class B Concentration Excess Advance Rate Adjustment” means, with respect to any FleetCo AAA Select Component as of any date of determination, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is (I) the product of (A) the portion of the Concentration Excess Amount, if any, allocated to such FleetCo AAA Select Component by the Issuer and (B) the relevant FleetCo Class B Baseline Advance Rate with respect to such FleetCo AAA Select Component, and the denominator of which is (II) such FleetCo AAA Select Component, in each case as of such date, and (b) the relevant FleetCo Class B Baseline Advance Rate with respect to such FleetCo AAA Select Component; provided that, the portion of the Concentration Excess Amount allocated pursuant to the preceding clause (a)(I)(A) shall not exceed the portion of such FleetCo AAA Select Component that was included in determining whether such Concentration Excess Amount exists.

“Class B Conduit Assignee” means, with respect to any Class B Conduit Investor, any commercial paper conduit, whose commercial paper has ratings of at least “A-2” from Standard & Poor’s and “P2” from Moody’s, that is administered by the Class B Funding Agent with respect to such Class B Conduit Investor or any Affiliate of such Class B Funding Agent, in each case, designated by such Class B Funding Agent to accept an assignment from such Class B Conduit Investor of the Class B Investor Group Principal Amount or a portion thereof with respect to such Class B Conduit Investor pursuant to Clause 9.3(b) (Class B Assignments) of the Issuer Facility Agreement.

“Class B Conduit Investor” means, in respect of Class B Notes, the several commercial paper conduits or special purpose entities issuing variable funding notes to affiliated commercial paper conduits listed from time to time pursuant to the Issuer Facility Agreement, whose details can be found in Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.

“Class B Conduits” has the meaning set forth in the definition of “Class B CP Rate”.

“Class B CP Fall-back Rate” means, as of any date of determination and with respect to any Class B Advance funded or maintained by any Class B Funding Agent’s Class B Investor Group through the issuance of Class B Commercial Paper during any Interest Period, the Euro Interbank Offered Rate appearing on the EURIBOR Rates Page at approximately 11:00 a.m. (London time) on the first day of such Interest Period as the rate for euro deposits with a one-month maturity.

“Class B CP Notes” has the meaning set forth in Clause 2.2(b)(iii) (Class B Conduit Investor Funding) of the Issuer Facility Agreement.

“Class B CP Rate” means, with respect to a Class B Conduit Investor in any Class B Investor Group (i) for any day during any Interest Period funded by such a Class B Conduit Investor set forth in Schedule 2 of the Issuer Facility Agreement or any other such Class B Conduit Investor that elects in its Class B Assignment and Assumption Agreement to make this clause (i) applicable (collectively, the “Class B Conduits”), the greater of (A) zero and (B) the per annum rate equivalent to the weighted average of the per annum rates paid or payable by such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits) from time to time as interest on or otherwise (by means of interest rate hedges or otherwise taking into consideration any incremental carrying costs associated with short term promissory notes issued by such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits) maturing on dates other than those certain dates on which such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits) are to receive funds) in respect of the promissory notes issued by such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits) that are allocated in whole or in part by their respective Class B Funding Agent (on behalf of such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits)) to fund or maintain the Class B Principal Amount or that are issued by such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits) specifically to fund or maintain the Class B Principal Amount, in each case, during such period, as determined by their respective Class B Funding Agent (on behalf of such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits)), including (x) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the related Class B Committed Note Purchasers (on behalf of such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits)), (y) all reasonable costs and expenses of any issuing and paying agent or other Person responsible for the administration of such Class B Conduits’ (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits’) commercial paper programs in connection with the preparation, completion, issuance, delivery or payment of Class B Commercial Paper, and (z) the costs of other borrowings by such Class B Conduits (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduits) including borrowings to fund small or odd euro amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate in this clause (i) is a discount rate, in calculating the Class B CP Rate, the respective Class B Funding Agent for such Class B Conduits shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum and (ii) for any Interest Period for any portion of the Commitment of the related Class B Investor Group funded by any other Class B Conduit Investor, the “Class B CP Rate” applicable to such Class B Conduit Investor (or the Person(s) issuing short term promissory notes on behalf of such Class B Conduit) as set forth in its Class B Assignment and Assumption Agreement. Notwithstanding anything to the contrary in the preceding provisions of this definition, if any Class B Funding Agent shall fail to notify the Issuer and the Issuer Administrator of the applicable Class B CP Rate for the Class B Advances made by its Class B Investor Group for the related Interest Period by 11:00 a.m. London time on any Determination Date in accordance with Clause 3.1(b)(i) (Notice of Interest Rates) of the Issuer Facility Agreement, then the Class B CP Rate with respect to such Class B Funding Agent’s Class B Investor Group for each day during such Interest Period shall equal the Class B CP Fall-back Rate with respect to such Interest Period.

“Class B CP Tranche” means that portion of the Class B Principal Amount purchased or maintained with Class B Advances that bear interest by reference to the Class B CP Rate.

“Class B CP True-Up Payment Amount” has the meaning given to it in Clause 3.1(f) (CP True-Up Payment Amount) of the Issuer Facility Agreement.

“Class B Daily Interest Amount” means, for any day in an Interest Period, an amount equal to the result of (a) the product of (i) the Class B Note Rate for such Interest Period and (ii) the Class B Principal Amount as of the close of business on such date divided by (b) 360.

“Class B Decrease” means a Class B Mandatory Decrease,a Class B Voluntary Decrease or a Class B Expected Decrease, as applicable.

“Class B Deficiency Amount” has the meaning specified in Clause 3.1(c)(ii) (Payment of Interest; Funding Agent Failure to Provide Rate) of the Issuer Facility Agreement.

“Class B Delayed Amount” has the meaning given to it in Clause 2.2(b)(v) (Class B Delayed Funding Procedures) of the Issuer Facility Agreement.

“Class B Delayed Funding Date” has the meaning specified in Clause 2.2(b)(v) (Class B Delayed Funding Procedures) of the Issuer Facility Agreement.

“Class B Delayed Funding Notice” has the meaning specified in Clause 2.2(b)(v) (Class B Delayed Funding Procedures) of the Issuer Facility Agreement.

“Class B Delayed Funding Procedures” has the meaning specified in Clause 2.2(b)(v) (Class B Delayed Funding Procedures) of the Issuer Facility Agreement.

“Class B Delayed Funding Purchaser” means, as of any date of determination, each Class B Committed Note Purchaser party to the Issuer Facility Agreement.

“Class B Delayed Funding Purchaser Group” means, collectively, each Class B Delayed Funding Purchaser.

“Class B Delayed Funding Reimbursement Amount” means, with respect to any Class B Delayed Funding Purchaser, with respect to the portion of the Class B Delayed Amount of such Class B Delayed Funding Purchaser funded by the Class B Available Delayed Amount Purchaser(s) on the date of the Class B Advance related to such Class B Delayed Amount, an amount equal to the excess, if any, of (a) such portion of the Class B Delayed Amount funded by the Class B Available Delayed Amount Purchaser(s) on the date of the Class B Advance related to such Class B Delayed Amount over (b) the amount, if any, by which the portion of any payment of principal (including any Class B Decrease), if any, made by the Issuer to each such Class B Available Delayed Amount Purchaser on any date during the period from and including the date of the Advance related to such Class B Delayed Amount to but excluding the Class B Delayed Funding Date for such Class B Delayed Amount, was greater than what it would have been had such portion of the Class B Delayed Amount been funded by such Class B Delayed Funding Purchaser on the date of the Class B Advance related to such Class B Delayed Amount.

“Class B Designated Delayed Advance” has the meaning specified in Clause 2.2(b)(v) (Class B Delayed Funding Procedures) of the Issuer Facility Agreement.

“Class B Drawn Percentage” means, as of any date of determination, a fraction expressed as a percentage, the numerator of which is the Class B Principal Amount and the denominator of which is the Class B Maximum Principal Amount, in each case as of such date.

“Class B Excess Principal Event” shall be deemed to have occurred if, on any date, the Class B Principal Amount as of such date exceeds the Class B Maximum Principal Amount as of such date.

“Class B Expected Decrease” has the meaning specified in Clause 2.3(b)(ii) of the Issuer Facility Agreement.

“Class B Expected Decrease Amount” has the meaning specified in Clause 2.3(b)(ii)(B) of the Issuer Facility Agreement.

“Class B Expected Payment Date” has the meaning specified in Clause 2.3(b)(ii)(A) of the Issuer Facility Agreement.

“Class B Excess Principal Mandatory Decrease Amount” has the meaning given to it in Clause 2.3(c) (Procedure for Decreasing the Principal Amount) of the Issuer Facility Agreement.

“Class B Funding Agent” means the financial institution set forth opposite the name of each Class B Conduit Investor, or if there is no Class B Conduit Investor with respect to any Class B Investor Group, the Class B Committed Note Purchaser with respect to such Class B Investor Group, on Schedule 2 to the Issuer Facility Agreement.

“Class B Funding Conditions” means, with respect to any Class B Advance requested by the Issuer pursuant to Clause 2.2(b) (Class B Advances) of the Issuer Facility Agreement, the following shall be true and correct both immediately before and immediately after giving effect to such Class B Advance:

(a)	the Issuer Repeating Representations and the representations and warranties of the Subordinated Noteholder set out in Clause 10 (Subordinated Noteholder Representations and Warranties) of the Issuer Subordinated Facility Agreement, in each case, shall be true and accurate as of the date of such Class B Advance with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(b)	the related Class B Funding Agent shall have received an executed Class B Advance Request certifying as to the current Issuer Aggregate Asset Amount delivered in accordance with the provisions of Clause 2.2(b) (Class B Advances) of the Issuer Facility Agreement;

(c)	no Class B Excess Principal Event is continuing; provided that, solely for purposes of calculating whether a Class B Excess Principal Event is continuing under this clause (c), the Class B Principal Amount shall be deemed to be increased by all Class B Delayed Amounts, if any, that any Class B Delayed Funding Purchaser(s) in a Class B Investor Group are required to fund on a Class B Delayed Funding Date that is scheduled to occur after the date of such requested Class B Advance that have not been funded on or prior to the date of such requested Class B Advance;

(d)	no Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes, exists;

(e)	if such Advance is in connection with any issuance of Additional Class B Notes or any Class B Investor Group Maximum Principal Increase, then the amount of such issuance or increase shall be equal to or greater than EUR 5,000,000 and integral multiples of EUR 100,000 in excess thereof;

(f)	the Revolving Period is continuing;

(g)	if the Net Book Value of any vehicle owned by a FleetCo is included in the calculation of the Issuer Aggregate Asset Amount as of such date (on a pro forma basis after giving effect to the application of such Advance on such date), then the representations and warranties of such FleetCo set out in Clause 8 (Representations and Warranties) of the relevant FleetCo Facility Agreement shall be true and accurate as of the date of such Class B Advance with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

“Class B Illegality Mandatory Decrease” has the meaning given to it in Clause 2.3 (Procedure for Decreasing the Principal Amount) of the Issuer Facility Agreement.

“Class B Initial Advance Amount” means, with respect to any Class B Noteholder, the amount specified as such on Schedule 2 to the Issuer Facility Agreement with respect to such Class B Noteholder.

“Class B Initial Investor Group Principal Amount” means, with respect to each Class B Investor Group, the amount set forth and specified as such opposite the name of the Class B Committed Note Purchaser included in such Class B Investor Group on Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.

“Class B Investor Group” means, collectively, a Class B Conduit Investor, if any, and the Class B Committed Note Purchaser(s) with respect to such Class B Conduit Investor or, if there is no Class B Conduit Investor with respect to any Class B Investor Group, the Class B Committed Note Purchaser(s) with respect to such Class B Investor Group, in each case, party to the Issuer Facility Agreement as of the Closing Date.

“Class B Investor Group Maximum Principal Increase” has the meaning given to it in Clause 2.1(d)(ii) (Investor Group Maximum Principal Increase) of the Issuer Facility Agreement.

“Class B Investor Group Maximum Principal Increase Addendum” means an addendum substantially in the form of Exhibit M-2 (Form of Class B Investor Group Maximum Principal Increase Addendum) of the Issuer Facility Agreement.

“Class B Investor Group Maximum Principal Increase Amount” means, with respect to each Class B Investor Group Maximum Principal Increase, on the effective date of any Class B Investor Group Maximum Principal Increase with respect to any Class B Investor Group, the amount scheduled to be advanced by such Class B Investor Group on such effective date, which amount may not exceed the product of (a) the Class B Drawn Percentage (immediately prior to the effectiveness of such Class B Investor Group Maximum Principal Increase) and (b) the amount of such Class B Investor Group Maximum Principal Increase.

“Class B Investor Group Principal Amount” means, as of any date of determination with respect to any Class B Investor Group, the result of:

(a)	such Class B Investor Group’s Class B Initial Investor Group Principal Amount; plus

(b)	the Class B Investor Group Maximum Principal Increase Amount with respect to each Class B Investor Group Maximum Principal Increase applicable to such Class B Investor Group, if any, on or prior to such date; plus

(c)	the principal amount of the portion of all Class B Advances funded by such Class B Investor Group on or prior to such date (excluding, for the avoidance of doubt, any Class B Initial Advance Amount from the calculation of such Class B Advances); minus

(d)	the amount of principal payments (whether pursuant to a Class B Decrease, a redemption or otherwise) made to such Class B Investor Group pursuant to the Issuer Facility Agreement on or prior to such date.

“Class B Investor Group Supplement” the meaning specified in Clause 9.3(b)(iii) (Class B Assignments) of the Issuer Facility Agreement.

“Class B Majority Program Support Provider” means, with respect to the related Class B Investor Group, Class B Program Support Providers holding more than 50% of the aggregate commitments of all Class B Program Support Providers.

“Class B Mandatory Decrease” means each Class B Excess Principal Mandatory Decrease and each Class B Illegality Mandatory Decrease.

“Class B Mandatory Decrease Amount” means the Class B Excess Principal Mandatory Decrease Amount or the Class B Illegality Mandatory Decrease Amount, as applicable.

“Class B Maximum Investor Group Principal Amount” means, with respect to each Class B Investor Group as of any date of determination, the amount specified as such for such Class B Investor Group on Schedule 2 of the Issuer Facility Agreement for such date of determination, as such amount may be increased or decreased from time to time in accordance with the terms thereof; provided that, on any day after the occurrence and during the continuance of an Amortization Event with respect to the Class B Notes, the Class B Maximum Investor Group Principal Amount with respect to each Class B Investor Group shall not exceed the Class B Investor Group Principal Amount for such Class B Investor Group.

“Class B Maximum Principal Amount” means EUR 50,000,000, and/or following a 2022 Liquidity Drawstop, the higher of (i) the Class B Principal Amount then outstanding or (ii) EUR 42,000,000 provided that such amount may be (i) reduced at any time and from time to time by the Issuer upon notice to each Class B Noteholder, the Administrative Agent, each Class B Conduit Investor and each Class B Committed Note Purchaser in accordance with the terms of the Issuer Facility Agreement, or (ii) increased at any time and from time to time upon the effective date for any Class B Investor Group Maximum Principal Increase.

“Class B Monthly Default Interest Amount” means, with respect to any Payment Date, an amount equal to the sum of (i) an amount equal to the product of (x) 2.0%, (y) the result of (a) the sum of the Class B Principal Amount as of each day during the related Interest Period (after giving effect to any increases or decreases to the Class B Principal Amount on such day) during which an Amortization Event with respect to the Class B Notes has occurred and is continuing divided by (b) the actual number of days in the related Interest Period during which an Amortization Event with respect to the Class B Notes has occurred and is continuing, and (z) the result of (a) the actual number of days in the related Interest Period during which an Amortization Event with respect to the Class B Notes has occurred and is continuing divided by (b) 360 plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the rate specified in clause (i)).

“Class B Monthly Interest Amount” means, with respect to any Payment Date, an amount equal to the sum of:

(a)	the Class B Daily Interest Amount for each day in the Interest Period related to such Payment Date; plus

(b)	all previously due and unpaid amounts described in clause (a) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (b) at the Class B Note Rate); plus

(c)	the Class B Undrawn Fee with respect to each Investor Group for such Payment Date; plus

(d)	the Class B Program Fee with respect to each Class B Investor Group for such Payment Date; plus

(e)	the Class B CP True-Up Payment Amounts, if any, owing to each Class B Noteholder on such Payment Date.

“Class B MTM/DT Advance Rate Adjustment” means, as of any date of determination,

(a)	with respect to the Eligible Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Failure Percentage as of such date and (ii) the Class B Concentration Adjusted Advance Rate with respect to the Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date;

(b)	with respect to the Eligible Non-Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Failure Percentage as of such date and (ii) the Class B Concentration Adjusted Advance Rate with respect to the Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date; and

(c)	with respect to any other FleetCo AAA Component, zero.

“Class B Non-Consenting Purchaser” has the meaning specified in Clause 9.2(b)(i)(E) (Replacement of Class B Investor Group) of the Issuer Facility Agreement.

“Class B Non-Delayed Amount” means, with respect to any Class B Delayed Funding Purchaser and a Class B Advance for which the Class B Delayed Funding Purchaser delivered a Class B Delayed Funding Notice, an amount equal to the excess of such Class B Delayed Funding Purchaser’s ratable portion of such Class B Advance over its Class B Delayed Amount in respect of such Class B Advance.

“Class B Noteholder” means each Person in whose name a Class B Note is registered in the Note Register.

“Class B Note Rate” means, for any Interest Period, the weighted average of the sum of (a) the weighted average (by outstanding principal balance) of the Class B CP Rates applicable to the Class B CP Tranche and (b) the Reference Rate applicable to the Class B Reference Rate Tranche in each case, for such Interest Period; provided, however, that the Class B Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Class B Note Repurchase Amount” has the meaning specified in Clause 11.1(b) (Optional Repurchase of the Class B Notes) of the Issuer Facility Agreement.

“Class B Notes” means the class B variable funding notes issued by the Issuer pursuant to the Issuer Facility Agreement subsequent to the Closing Date.

“Class B Participants” has the meaning specified in Clause 9.3(b)(iv) (Class B Assignments) of the Issuer Facility Agreement.

“Class B Permitted Delayed Amount” has the meaning given to it in Clause 2.2(b)(v) (Class B Advances) of the Issuer Facility Agreement.

“Class B Permitted Required Non-Delayed Percentage” means, 10% or 25%.

“Class B Potential Terminated Purchaser” has the meaning specified in Clause 9.2(b)(i)(E) (Replacement of Class B Investor Group) of the Issuer Facility Agreement.

“Class B Principal Amount” means, when used with respect to any date, an amount equal to the sum of the Class B Investor Group Principal Amount as of such date with respect to each Class B Investor Group as of such date; provided that, during the Revolving Period, for purposes of determining whether or not the Required Noteholders have given any consent, waiver, direction or instruction, the Principal Amount held by each Class B Noteholder shall be deemed to include, without double counting, such Class B Noteholder’s undrawn portion of the “Class B Maximum Investor Group Principal Amount” (i.e., the unutilized purchase commitments under the Issuer Facility Agreement) for such Class B Noteholder’s Class B Investor Group.

“Class B Program Fee Letter” means any fee letter that is entered into in connection with the issuance of Class B Notes on or around the Ninth Amendment Date by and among each initial Class B Conduit Investor, each initial Class B Committed Note Purchaser, the Administrative Agent and the Issuer setting forth the definition of Class B Program Fee Rate and the definition of Class B Undrawn Fee.

“Class B Program Fee” means, with respect to each Payment Date and each Class B Investor Group, if any, an amount equal to the sum with respect to each day in the related Interest Period of the product of:

(a)	the Class B Program Fee Rate for such Class B Investor Group (or, if applicable, Class B Program Fee Rate for the related Class B Conduit Investor and Class B Committed Note Purchaser in such Class B Investor Group, respectively, if each of such Class B Conduit Investor and Class B Committed Note Purchaser is funding a portion of such Class B Investor Group’s Class B Investor Group Principal Amount) for such day, and

(b)	the Class B Investor Group Principal Amount for such Class B Investor Group (or, if applicable, the portion of the Class B Investor Group Principal Amount for the related Class B Conduit Investor and Class B Committed Note Purchaser in such Class B Investor Group, respectively, if each of such Class B Conduit Investor and Class B Committed Note Purchaser is funding a portion of such Class B Investor Group’s Class B Investor Group Principal Amount) for such day (after giving effect to all Class B Advances and Class B Decreases on such day), and

(c)	1/360.

“Class B Program Fee Rate” has the meaning specified in the Class B Program Fee Letter, the margin for which shall be a fixed rate (or rates) and not be determined by reference to the performance of the underlying assets

“Class B Program Support Provider” means any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, a Class B Committed Note Purchaser or a Class B Conduit Investor in respect of such Class B Committed Note Purchaser’s or Class B Conduit Investor’s Class B Notes, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Class B Conduit Investor’s securitization program as it relates to any Class B Commercial Paper issued by such Class B Conduit Investor, in each case pursuant to a program support agreement and any guarantor of any such person; provided that, no Disqualified Party shall be a “Class B Program Support Provider” without the prior written consent of an Authorized Officer of the Issuer, which consent may be withheld for any reason in the Issuer’s sole and absolute discretion.

“Class B Reference Rate Tranche” means the portion of the Class B Principal Amount purchased or maintained with Class B Advances that bear interest by reference to the Reference Rate.

“Class B Replacement Purchaser” has the meaning specified in Clause 9.2(b)(i) (Replacement of Class B Investor Group) of the Issuer Facility Agreement.

“Class B Required Letter of Credit/Cash Liquid Enhancement Amount” means, as of any date of determination, an amount equal to the product of (a) the Class B Program Fee during the Rapid Amortization Period plus the Maximum Weighted Average Interest Cap Rate, (b) the ratio of 8 months over 12 months and (c) the Class B Principal Amount as of such date.

“Class B Required Non-Delayed Amount” means, with respect to a Class B Delayed Funding Purchaser and a proposed Class B Advance, the excess, if any, of (a) the Class B Required Non-Delayed Percentage of such Class B Delayed Funding Purchaser’s Class B Maximum Investor Group Principal Amount as of the date of such proposed Class B Advance over (b) with respect to each previous Class B Designated Delayed Advance of such Class B Delayed Funding Purchaser with respect to which the related Class B Advance occurred during the thirty five (35) days preceding the date of such proposed Class B Advance, if any, the sum of, with respect to each such previous Class B Designated Delayed Advance for which the related Class B Delayed Funding Date will not have occurred on or prior to the date of such proposed Class B Advance, the Class B Non-Delayed Amount with respect to each such previous Class B Designated Delayed Advance.

“Class B Required Non-Delayed Percentage” means, as of the Closing Date, 10%, and as of any date thereafter, the Class B Permitted Required Non-Delayed Percentage most recently specified in a written notice delivered by the Issuer to the Administrative Agent, each Class B Funding Agent, each Class B Committed Note Purchaser and each Class B Conduit Investor at least 35 days prior to the effective date specified therein.

“Class B Second Delayed Funding Notice” is defined in Clause 2.2(b)(v)(C) (Class B Delayed Funding Procedures) of the Issuer Facility Agreement.

“Class B Second Delayed Funding Notice Amount” has the meaning specified in Clause 2.2(b)(v)(C) (Class B Delayed Funding Procedures) of the Issuer Facility Agreement.

“Class B Terminated Purchaser” has the meaning specified in Clause 9.2(b) (Replacement of Class B Investor Group) of the Issuer Facility Agreement.

“Class B Transferee” has the meaning specified in Clause 9.3(b)(v)(E) (Class B Assignments) of the Issuer Facility Agreement.

“Class B Up-Front Fee” for each Class B Committed Note Purchaser has the meaning specified in the Class B Up-Front Fee Letter, if any, for such Class B Committed Note Purchaser.

“Class B Up-Front Fee Letter” means, with respect to a Class B Committed Note Purchaser, if applicable, that certain fee letter dated on or about the Ninth Amendment Date by and among such Class B Committed Note Purchaser, the Administrative Agent and the Issuer setting forth the definition of Class B Up-Front Fee for such Class B Committed Note Purchaser.

“Class B Undrawn Fee” means:

(a)	with respect to each Payment Date on or prior to the Commitment Termination Date and each Class B Investor Group, an amount equal to the sum with respect to each day in the Interest Period of the product of:

(i)	the Class B Undrawn Fee Rate for such Class B Investor Group for such day; and

(ii)	the excess, if any, of (x) the Class B Maximum Investor Group Principal Amount for the related Class B Investor Group over (y) the Class B Investor Group Principal Amount for the related Class B Investor Group (after giving effect to all Class B Advances and Class B Decreases on such day), in each case for such day; and

(iii)	1/360; and

(b)	with respect to each Payment Date following the Commitment Termination Date, zero.

“Class B Undrawn Fee Rate” has the meaning specified in the Class B Program Fee Letter.

“Class B Voluntary Decrease” has the meaning given to it in Clause 2.3(d)(ii) (Voluntary Decrease) of the Issuer Facility Agreement.

“Class B Voluntary Decrease Amount” has the meaning specified in Clause 2.3(d)(ii) (Voluntary Decrease) of the Issuer Facility Agreement.

“Class C Acquiring Committed Note Purchaser” has the meaning specified in Clause 9.3(c)(i) (Assignments) of the Issuer Facility Agreement.

“Class C Action” has the meaning specified in Clause 9.2(c)(i)(D) (Replacement of Class C Investor Group) of the Issuer Facility Agreement.

“Class C Addendum” means an addendum substantially in the form of Exhibit K-3 of the Issuer Facility Agreement.

“Class C Additional Investor Group” means collectively, the Class C Committed Note Purchaser with respect to the Class C Investor Group, in each case, that becomes party to the Issuer Facility Agreement pursuant to Clause 2.1(a)(iii) (Class C Notes) of the Issuer Facility Agreement in connection with an increase in the Class C Maximum Principal Amount; provided that, for the avoidance of doubt, a Class C Investor Group that is both a Class C Additional Investor Group and a Class C Acquiring Investor Group shall be deemed to be a Class C Additional Investor Group solely in connection with, and to the extent of, the commitment of such Class C Investor Group that increases the Class C Maximum Principal Amount when such Class C Additional Investor Group becomes a party to the Issuer Facility Agreement and Class C Additional Issuer Notes are issued pursuant to Clause 2.1(a)(iii) (Class C Notes) of the Issuer Facility Agreement, and references in the Issuer Facility Agreement to such Class C Investor Group as a “Class C Additional Investor Group” shall not include the commitment of such Class C Investor Group as a Class C Acquiring Investor Group (the Class C Maximum Investor Group Principal Amount of any such “Class C Additional Investor Group” shall not include any portion of the Class C Maximum Investor Group Principal Amount of such Class C Investor Group acquired pursuant to an assignment to such Class C Investor Group as a Class C Acquiring Investor Group, whereas references to the Class C Maximum Investor Group Principal Amount of such “Class C Investor Group” shall include the entire Class C Maximum Investor Group Principal Amount of such Class C Investor Group as both a Class C Additional Investor Group and a Class C Acquiring Investor Group).

“Class C Additional Investor Group Initial Principal Amount” means, with respect to each Class C Additional Investor Group, on the effective date of the addition of each member such Class C Additional Investor Group as a party to the Issuer Facility Agreement, the amount scheduled to be advanced by such Class C Additional Investor Group on such effective date, which amount may not exceed the product of (a) the Class C Drawn Percentage (immediately prior to the addition of such Class C Additional Investor Group as a party hereto) and (b) the Class C Maximum Investor Group Principal Amount of such Class C Additional Investor Group on such effective date (immediately after the addition of such Class C Additional Investor Group as a party hereto).

“Class C Adjusted Asset Coverage Threshold Amount” means, as of any date of determination, the excess, if any, of (i) the Class C Asset Coverage Threshold Amount over (ii) the sum of (A) the Letter of Credit Amount and (B) the Available Reserve Account Amount, in each case, as of such date.

“Class C Advance” has the meaning specified in Clause 2.2(c)(i) (Class C Advances) of the Issuer Facility Agreement.

“Class C Advance Deficit” has the meaning specified in Clause 2.2(b)(vii) (Class C Funding Defaults) of the Issuer Facility Agreement.

“Class C Advance Request” means, with respect to any Class C Advance requested by the Issuer, a Class C Advance Request substantially in the form of Exhibit J-2 (Form of Advance Request) of the Issuer Facility Agreement with respect to such Class C Advance;

“Class C Affected Person” has the meaning specified in Clause 3.3(b) (Lending Unlawful) of the Issuer Facility Agreement.

"Class C Aggregate Asset Amount Deficiency" means, as of any date of determination, the Class C Adjusted Asset Coverage Threshold Amount as of such date is greater than the Issuer Aggregate Asset Amount as of such date.

“Class C Asset Coverage Threshold Amount” means (A) the Adjusted Principal Amount, divided by (B) the Issuer Class C Blended Advance Rate.

“Class C Assignment and Assumption Agreement” has the meaning specified in Clause 9.3(b)(i) (Assignments) of the Issuer Facility Agreement.

“Class C Available Headroom Amount” means the excess of the Issuer Aggregate Asset Amount over the Class C Adjusted Asset Coverage Threshold Amount multiplied by the Issuer Class C Blended Advance Rate, which amount shall not exceed the result (expressed as a Euro amount) of (x) the Class C Maximum Principal Amount minus (y) the aggregate Principal Amount Outstanding of the Class C Notes.

“Class C Commitment” means, the obligation of the Class C Committed Note Purchasers included in each Class C Investor Group to fund Class C Advances pursuant to Clause 2.2(c) (Class C Advances) of the Issuer Facility Agreement in an aggregate stated amount up to the Class C Maximum Investor Group Principal Amount for such Class C Investor Group.

“Class C Commitment Percentage” means, on any date of determination, with respect to any Class C Investor Group, the fraction, expressed as a percentage, the numerator of which is such Class C Investor Group’s Class C Maximum Investor Group Principal Amount on such date and the denominator is the Class C Maximum Principal Amount on such date.

“Class C Committed Note Purchaser” means those financial institutions which become party to the Issuer Facility Agreement as committed note purchasers of Class C Notes from time to time, whose details can be found in Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.

“Class C Committed Note Purchaser Percentage” means, with respect to any Class C Committed Note Purchaser, the percentage set forth opposite the name of such Class C Committed Note Purchaser on Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.

“Class C Concentration Adjusted Advance Rate” means in respect of a FleetCo and as of any date of determination,

(a)	with respect to the Eligible Investment Grade Non-Program Vehicle Amount, the excess, if any, of the relevant FleetCo Class C Baseline Advance Rate with respect to such Eligible Investment Grade Non-Program Vehicle Amount of such FleetCo over the Class C Concentration Excess Advance Rate Adjustment with respect to such Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date, and

(b)	with respect to the Eligible Non-Investment Grade Non-Program Vehicle Amount, the excess, if any, of the relevant FleetCo Class C Baseline Advance Rate with respect to such Eligible Non-Investment Grade Non-Program Vehicle Amount of such FleetCo over the Class C Concentration Excess Advance Rate Adjustment with respect to such Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date.

“Class C Concentration Excess Advance Rate Adjustment” means, with respect to any FleetCo AAA Select Component as of any date of determination, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is (I) the product of (A) the portion of the Concentration Excess Amount, if any, allocated to such FleetCo AAA Select Component by the Issuer and (B) the relevant FleetCo Class C Baseline Advance Rate with respect to such FleetCo AAA Select Component, and the denominator of which is (II) such FleetCo AAA Select Component, in each case as of such date, and (b) the relevant FleetCo Class C Baseline Advance Rate with respect to such FleetCo AAA Select Component; provided that, the portion of the Concentration Excess Amount allocated pursuant to the preceding clause (a)(I)(A) shall not exceed the portion of such FleetCo AAA Select Component that was included in determining whether such Concentration Excess Amount exists.

“Class C Daily Interest Amount” means, for any day in an Interest Period, an amount equal to the result of (a) the product of (i) the Class C Note Rate for such Interest Period and (ii) the Class C Principal Amount as of the close of business on such date divided by (b) 360.

“Class C Decrease” means a Class C Mandatory Decrease, a Class C Voluntary Decrease or a Class C Expected Decrease, as applicable.

“Class C Defaulting Committed Note Purchaser” has the meaning specified in Clause 2.2(b)(vii) (Class C Funding Defaults) of the Issuer Facility Agreement.

“Class C Deficiency Amount” has the meaning specified in Clause 3.1(c)(ii) (Payment of Interest; Funding Agent Failure to Provide Rate) of the Issuer Facility Agreement.

“Class C Drawn Percentage” means, as of any date of determination, a fraction expressed as a percentage, the numerator of which is the Class C Principal Amount and the denominator of which is the Class C Maximum Principal Amount, in each case as of such date.

“Class C Excess Principal Event” shall be deemed to have occurred if, on any date, the Class C Principal Amount as of such date exceeds the Class C Maximum Principal Amount as of such date.

“Class C Excess Principal Mandatory Decrease Amount” has the meaning given to it in Clause 2.3(c) (Procedure for Decreasing the Principal Amount) of the Issuer Facility Agreement.

“Class C Expected Decrease” has the meaning specified in Clause 2.3(b)(iii) of the Issuer Facility Agreement.

“Class C Expected Decrease Amount” has the meaning specified in Clause 2.3(b)(iii)(B) of the Issuer Facility Agreement.

“Class C Expected Payment Date” has the meaning specified in Clause 2.3(b)(iii)(A) of the Issuer Facility Agreement.

“Class C Funding Agent” means the financial institution set forth opposite the name of each Class C Committed Note Purchaser with respect to such Class C Investor Group, on Schedule 2 to the Issuer Facility Agreement.

“Class C Funding Conditions” means, with respect to any Class C Advance requested by the Issuer pursuant to Clause 2.2(c) (Class C Advances) of the Issuer Facility Agreement, the following shall be true and correct both immediately before and immediately after giving effect to such Class C Advance:

(a)	the Issuer Repeating Representations and the representations and warranties of the Subordinated Noteholder set out in Clause 10 (Subordinated Noteholder Representations and Warranties) of the Issuer Subordinated Facility Agreement, in each case, shall be true and accurate as of the date of such Class C Advance with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(b)	the related Class C Funding Agent shall have received an executed Class C Advance Request certifying as to the current Issuer Aggregate Asset Amount delivered in accordance with the provisions of Clause 2.2(c) (Class C Advances) of the Issuer Facility Agreement;

(c)	no Class C Excess Principal Event is continuing;

(d)	no Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes, exists;

(e)	if such Advance is in connection with any issuance of Additional Class C Notes or any Class C Investor Group Maximum Principal Increase, then the amount of such issuance or increase shall be equal to or greater than EUR 1,000,000 and integral multiples of EUR 100,000 in excess thereof;

(f)	the Revolving Period is continuing;

(g)	if the Net Book Value of any vehicle owned by a FleetCo is included in the calculation of the Issuer Aggregate Asset Amount as of such date (on a pro forma basis after giving effect to the application of such Advance on such date), then the representations and warranties of such FleetCo set out in Clause 8 (Representations and Warranties) of the relevant FleetCo Facility Agreement shall be true and accurate as of the date of such Class C Advance with the same effect as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

“Class C Illegality Mandatory Decrease” has the meaning given to it in Clause 2.3 (Procedure for Decreasing the Principal Amount) of the Issuer Facility Agreement.

“Class C Initial Advance Amount” means, with respect to any Class C Noteholder, the amount specified as such on Schedule 2 to the Issuer Facility Agreement with respect to such Class C Noteholder.

“Class C Initial Investor Group Principal Amount” means, with respect to each Class C Investor Group, the amount set forth and specified as such opposite the name of the Class C Committed Note Purchaser included in such Class C Investor Group on Schedule 2 (Conduit Investors and Committed Note Purchasers) of the Issuer Facility Agreement.

“Class C Investor Group” means, collectively, the Class C Committed Note Purchaser(s) with respect to such Class C Investor Group, in each case, party to the Issuer Facility Agreement as of the Closing Date.

“Class C Investor Group Maximum Principal Increase” has the meaning given to it in Clause 2.1(d)(ii) (Investor Group Maximum Principal Increase) of the Issuer Facility Agreement.

“Class C Investor Group Maximum Principal Increase Addendum” means an addendum substantially in the form of Exhibit M-3 (Form of Class C Investor Group Maximum Principal Increase Addendum) of the Issuer Facility Agreement.

“Class C Investor Group Maximum Principal Increase Amount” means, with respect to each Class C Investor Group Maximum Principal Increase, on the effective date of any Class C Investor Group Maximum Principal Increase with respect to any Class C Investor Group, the amount scheduled to be advanced by such Class C Investor Group on such effective date, which amount may not exceed the product of (a) the Class C Drawn Percentage (immediately prior to the effectiveness of such Class C Investor Group Maximum Principal Increase) and (b) the amount of such Class C Investor Group Maximum Principal Increase.

“Class C Investor Group Principal Amount” means, as of any date of determination with respect to any Class C Investor Group, the result of:

(a)	such Class C Investor Group’s Class C Initial Investor Group Principal Amount; plus

(b)	the Class C Investor Group Maximum Principal Increase Amount with respect to each Class C Investor Group Maximum Principal Increase applicable to such Class C Investor Group, if any, on or prior to such date; plus

(c)	the principal amount of the portion of all Class C Advances funded by such Class C Investor Group on or prior to such date (excluding, for the avoidance of doubt, any Class C Initial Advance Amount from the calculation of such Class C Advances); minus

(d)	the amount of principal payments (whether pursuant to a Class C Decrease, a redemption or otherwise) made to such Class C Investor Group pursuant to the Issuer Facility Agreement on or prior to such date.

“Class C Mandatory Decrease” means each Class C Excess Principal Mandatory Decrease and each Class A Illegality Mandatory Decrease.

“Class C Mandatory Decrease Amount” means the Class C Excess Principal Mandatory Decrease Amount or the Class C Illegality Mandatory Decrease Amount, as applicable.

“Class C Maximum Investor Group Principal Amount” means, with respect to each Class C Investor Group as of any date of determination, the amount specified as such for such Class C Investor Group on Schedule 2 of the Issuer Facility Agreement for such date of determination, as such amount may be increased or decreased from time to time in accordance with the terms thereof; provided that, on any day after the occurrence and during the continuance of an Amortization Event with respect to the Class C Notes, the Class C Maximum Investor Group Principal Amount with respect to each Class C Investor Group shall not exceed the Class C Investor Group Principal Amount for such Class C Investor Group.

“Class C Maximum Principal Amount” means EUR 120,000,000 and/or following a 2022 Liquidity Drawstop, the higher of (i) the Class C Principal Amount then outstanding or (ii) EUR 100,000,000, provided that such amount may be (i) reduced at any time and from time to time by the Issuer upon notice to each Class C Noteholder, the Administrative Agent and each Class C Committed Note Purchaser in accordance with the terms of the Issuer Facility Agreement, or (ii) increased at any time and from time to time upon the effective date for any Class C Investor Group Maximum Principal Increase.

“Class C Monthly Default Interest Amount” means, with respect to any Payment Date, an amount equal to the sum of (i) an amount equal to the product of (x) 2.0%, (y) the result of (a) the sum of the Class C Principal Amount as of each day during the related Interest Period (after giving effect to any increases or decreases to the Class C Principal Amount on such day) during which an Amortization Event with respect to the Class C Notes has occurred and is continuing divided by (b) the actual number of days in the related Interest Period during which an Amortization Event with respect to the Class C Notes has occurred and is continuing, and (z) the result of (a) the actual number of days in the related Interest Period during which an Amortization Event with respect to the Class C Notes has occurred and is continuing divided by (b) 360 plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the rate specified in clause (i)).

“Class C Monthly Interest Amount” means, with respect to any Payment Date, an amount equal to the sum of:

(a)	the Class C Daily Interest Amount for each day in the Interest Period related to such Payment Date; plus

(b)	all previously due and unpaid amounts described in clause (a) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (b) at the Class C Note Rate); plus

(c)	the Class C Undrawn Fee with respect to each Investor Group for such Payment Date; plus

(d)	the Class C Program Fee with respect to each Class C Investor Group for such Payment Date.

“Class C MTM/DT Advance Rate Adjustment” means, as of any date of determination,

(a)	with respect to the Eligible Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Failure Percentage as of such date and (ii) the Class C Concentration Adjusted Advance Rate with respect to the Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date;

(b)	with respect to the Eligible Non-Investment Grade Non-Program Vehicle Amount, a percentage equal to the product of (i) the Failure Percentage as of such date and (ii) the Class C Concentration Adjusted Advance Rate with respect to the Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date; and

(c)	with respect to any other FleetCo AAA Component, zero.

“Class C Non-Consenting Purchaser” has the meaning specified in Clause 9.2(c)(i)(D) (Replacement of Class C Investor Group) of the Issuer Facility Agreement.

“Class C Noteholder” means each Person in whose name a Class C Note is registered in the Note Register.

“Class C Note Rate” means, for any Interest Period the Reference Rate applicable to the Class C Reference Rate Tranche for such Interest Period; provided, however, that the Class C Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Class C Note Repurchase Amount” has the meaning specified in Clause 11.1(c) (Optional Repurchase of the Class C Notes) of the Issuer Facility Agreement.

“Class C Notes” means the Class C variable funding notes issued by the Issuer pursuant to the Issuer Facility Agreement subsequent to the Ninth Amendment Date.

“Class C Participants” has the meaning specified in Clause 9.3(c)(ii) (Class C Assignments) of the Issuer Facility Agreement.

“Class C Potential Terminated Purchaser” has the meaning specified in Clause 9.2(c)(i)(D) (Replacement of Class C Investor Group) of the Issuer Facility Agreement.

“Class C Principal Amount” means, when used with respect to any date, an amount equal to the sum of the Class C Investor Group Principal Amount as of such date with respect to each Class C Investor Group as of such date; provided that, during the Revolving Period, for purposes of determining whether or not the Required Noteholders have given any consent, waiver, direction or instruction, the Principal Amount held by each Class C Noteholder shall be deemed to include, without double counting, such Class C Noteholder’s undrawn portion of the “Class C Maximum Investor Group Principal Amount” (i.e., the unutilized purchase commitments under the Issuer Facility Agreement) for such Class C Noteholder’s Class C Investor Group.

“Class C Program Fee Letter” means any fee letter that is entered into in connection with the issuance of Class C Notes subsequent to the Ninth Amendment Date by and among each initial Class C Committed Note Purchaser, the Administrative Agent and the Issuer setting forth the definition of Class C Program Fee Rate and the definition of Class C Undrawn Fee.

“Class C Program Fee” means, with respect to each Payment Date and each Class C Investor Group, if any, an amount equal to the sum with respect to each day in the related Interest Period of the product of:

(a)	the Class C Program Fee Rate for such Class C Investor Group for such day, and

(b)	the Class C Investor Group Principal Amount for such Class C Investor Group for such day (after giving effect to all Class C Advances and Class C Decreases on such day), and

(c)	1/360.

“Class C Program Fee Rate” has the meaning specified in the Class C Program Fee Letter, the margin for which shall be a fixed rate (or rates) and not be determined by reference to the performance of the underlying assets.

“Class C Reference Rate Tranche” means the portion (being 100%) of the Class C Principal Amount purchased or maintained with Class C Advances that bear interest by reference to the Reference Rate.

“Class C Replacement Purchaser” has the meaning specified in Clause 9.2(c)(i) (Replacement of Class C Investor Group) of the Issuer Facility Agreement.

“Class C Required Letter of Credit/Cash Liquid Enhancement Amount” means, as of any date of determination, an amount equal to the product of (a) the Class C Program Fee during the Rapid Amortization Period plus the Maximum Weighted Average Interest Cap Rate, (b) the ratio of 8 months over 12 months and (c) the Class C Principal Amount as of such date.

“Class C Terminated Purchaser” has the meaning specified in Clause 9.2(c) (Replacement of Class C Investor Group) of the Issuer Facility Agreement.

“Class C Transferee” has the meaning specified in Clause 9.3(c)(iii) (Class C Assignments) of the Issuer Facility Agreement.

“Class C Undrawn Fee” means:

(a)	with respect to each Payment Date on or prior to the Commitment Termination Date and each Class C Investor Group, an amount equal to the sum with respect to each day in the Interest Period of the product of:

(i)	the Class C Undrawn Fee Rate for such Class C Investor Group for such day; and

(ii)	the excess, if any, of (x) the Class C Maximum Investor Group Principal Amount for the related Class C Investor Group over (y) the Class C Investor Group Principal Amount for the related Class C Investor Group (after giving effect to all Class C Advances and Class C Decreases on such day), in each case for such day; and

(iii)	1/360; and

(b)	with respect to each Payment Date following the Commitment Termination Date, zero.

“Class C Undrawn Fee Rate” has the meaning specified in the Class C Program Fee Letter.

“Class C Voluntary Decrease” has the meaning given to it in Clause 2.3(d)(iii) (Voluntary Decrease) of the Issuer Facility Agreement.

“Class C Voluntary Decrease Amount” has the meaning specified in Clause 2.3(d)(iii) (Voluntary Decrease) of the Issuer Facility Agreement.

“Clearstream” means Clearstream Banking, Luxembourg with offices at 42 avenue JF Kennedy, L-1855 Luxembourg.

“Closing Date” means the date on which the Effective Time occurs.

“Commercial Paper” means Class A Commercial Paper and/or Class B Commercial Paper, as applicable.

“Commitment” means, the obligation of the Committed Note Purchasers included in each Investor Group to fund Advances pursuant to Clause 2.2 (Advances) of the Issuer Facility Agreement in an aggregate stated amount up to the Class A Maximum Investor Group Principal Amount, the Class B Maximum Investor Group Principal Amount and/or the Class C Maximum Investor Group Principal Amount, as applicable, for each such Investor Group.

“Commitment Termination Date” means, without prejudice to the provisions of Sub-Clause 9.5 of the Issuer Facility Agreement, in relation to (i) the Class A Notes, 30 April 2027, (ii) the Class B Notes, 30 April 2027, (iii) the Class C Notes, 30 April 2027, or such later dates designated in accordance with Clause 2.6 (Commitment Terms and Extensions of Commitments) of the Issuer Facility Agreement.

“Committed Note Purchaser” means the Class A Committed Note Purchaser(s), the Class B Committed Note Purchaser(s) and/or the Class C Committed Note Purchaser(s), as applicable.

“Common Terms” means the terms set out in Clause 3 of this Agreement.

“Company Order” and “Company Request” means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Issuer Security Trustee.

“Concentration Excess Amount” means, as of any date of determination, the sum of (i) the Manufacturer Concentration Excess Amount with respect to each Manufacturer as of such date, if any, (ii) the Non-Investment Grade (High) Program Receivable Concentration Excess Amount as of such date, if any, and (iii) the Vehicle Concentration Excess Amount as of such date, if any, subject to the Concentration Excess Amount Calculation Convention.

“Concentration Excess Amount Calculation Convention” means (i) any CEA Asset designated as satisfying any Individual Concentration Excess Amount may also be designated as satisfying any other Individual Concentration Excess Amount so long as such CEA Asset bears the characteristics that give rise to such other Individual Concentration Excess Amount and (ii) the determination of which CEA Assets are to be designated as constituting any Individual Concentration Excess Amount shall be made iteratively by the Issuer or any FleetCo, as applicable, in its reasonable discretion.

“Conduit Investor” means the Class A Conduit Investor(s) and/or the Class B Conduit Investor(s), as applicable.

“Conduits” means the Class A Conduits and/or the Class B Conduits, as applicable.

“Confidential Information” means information that the Issuer, Hertz or any Affiliate thereof (or any successor to any such Person in any capacity) furnishes to a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Administrative Agent, but does not include any such information (i) that is or becomes generally available to the public other than as a result of a disclosure by a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Administrative Agent or other Person to which a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Administrative Agent delivered such information, (ii) that was in the possession of a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Administrative Agent prior to its being furnished to such Committed Note Purchaser, such Conduit Investor, such Funding Agent or the Administrative Agent by the Issuer, Hertz or any Affiliate thereof; provided that, there exists no obligation of any such Person to keep such information confidential, or (iii) that is or becomes available to a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Administrative Agent from a source other than the Issuer, Hertz or an Affiliate thereof; provided that, such source is not (1) known, or would not reasonably be expected to be known, to a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Administrative Agent to be bound by a confidentiality agreement with the Issuer, Hertz or any Affiliate thereof, as the case may be, or (2) known, or would not reasonably be expected to be known, to a Committed Note Purchaser, a Conduit Investor, a Funding Agent or the Administrative Agent to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.

“Consolidated Financial Statements” means:

(a)	the financial statements prepared by an entity in accordance with an Acceptable Financial Accounting Standard, in which the assets, liabilities, income, expenses and cash flows of that entity, and of any entities in which it has a Controlling Interest are presented as those of a single economic unit;

(b)	the financial statements of a Group to which paragraph (b) of the definition of ‘Group’ below applies prepared by an entity in accordance with an Acceptable Financial Accounting Standard;

(c)	where an Ultimate Parent Entity has prepared financial statements described in paragraphs (a) or (b) above, that are not prepared in accordance with an Acceptable Financial Accounting Standard, the financial statements of the Ultimate Parent Entity that have been subsequently adjusted to prevent any Material Competitive Distortions; and

(d)	where an Ultimate Parent Entity does not prepare financial statements as described in paragraph (a), (b) or (c) above, the financial statements that would have been prepared if the Ultimate Parent Entity were required to prepare such financial statements in accordance with:

(i)	an Acceptable Financial Accounting Standard; or

(ii)	another financial accounting standard, provided such financial statements have been adjusted to prevent any Material Competitive Distortions.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person (a) with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof or (b) under any letter of credit issued for the account of that Person or for which that Person is otherwise liable for reimbursement thereof. Contingent Obligations shall include (a) the direct or indirect guarantee, endorsement (otherwise than for collection or deposit in the ordinary course of business), co making, discounting with recourse or sale with recourse by such Person of the obligation of another and (b) any liability of such Person for the obligations of another through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (ii) to maintain the solvency of any balance sheet item, level of income or financial condition of another or (iii) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, if in the case of any agreement described under subclause (i) or (ii) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

“Contractual Obligation” means, with respect to any Person, any provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any material portion of its properties is bound or to which it or any material portion of its properties is subject.

“Controlled Investment Affiliate” means as to any person, any other person which directly or indirectly is in control of, is controlled by, or is under common control with, such person and is organised by such person (or any person controlling such person) primarily for making equity or debt investments in Hertz or its direct or indirect parent company or other portfolio companies of such person.

“Controlling Interest” means any equity interest that carries rights to the profits, capital or reserves of an entity whereby the interest holder:

(a)	is required to consolidate the assets, liabilities, income, expenses and cash flows of the entity on a line-by-line basis, in accordance with an Acceptable Financial Accounting Standard; or

(b)	would have been required to consolidate the assets, liabilities, income, expenses and cash flows of the entity on a line-by-line basis if the interest holder had prepared Consolidated Financial Statements.

“Corresponding DBRS Rating” means, for each Equivalent Rating Agency Rating for any Person, the DBRS rating designation corresponding to the row in which such Equivalent Rating Agency Rating appears in the table set forth below.

Moody’s	S&P	Fitch	DBRS
Aaa	AAA	AAA	AAA
Aa1	AA+	AA+	AA(H)
Aa2	AA	AA	AA
Aa3	AA-	AA-	AA(L)
A1	A+	A+	A(H)
A2	A	A	A
A3	A-	A-	A(L)
Baa1	BBB+	BBB+	BBB(H)
Baa2	BBB	BBB	BBB
Baa3	BBB-	BBB-	BBB(L)
Ba1	BB+	BB+	BB(H)
Ba2	BB	BB	BB
Ba3	BB-	BB-	BB(L)
B1	B+	B+	B-High
B2	B	B	B
B3	B-	B-	B(L)
Caa1	CCC+	CCC	CCC(H)
Caa2	CCC	CC	CCC
Caa3	CCC-	C	CCC(L)
Ca	CC		CC(H)
C			CC
CC(L)
C(H)
C
C(L)

“Credit Support Annex” has the meaning specified in Clause 4.4(c) (Collateral Posting for Ineligible Interest Rate Cap Providers) of the Issuer Facility Agreement.

“Credit Vehicle” means, on any date, a Vehicle which has been delivered to or to the order of any FleetCo (i) by a Manufacturer or Dealer pursuant to a Vehicle Purchasing Agreement or (ii) in respect of Belgium and Germany, by the relevant OpCo pursuant to the relevant Master Fleet Purchase Agreement, but for which the full purchase price payable by or on behalf of such FleetCo or OpCo (as applicable) has not been received by or on behalf of the relevant Manufacturer or Dealer.

“Daily Interest Allocation” means, on each Deposit Date, an amount equal to the sum of (i) the aggregate amount of Issuer Interest Collections deposited into the Issuer Interest Collection Account on such date and (ii) all amounts received by the Issuer in respect of the Interest Rate Caps on such date.

“Daily Principal Allocation” means, on each Deposit Date, an amount equal to the aggregate amount of Issuer Principal Collections deposited into the Issuer Principal Collection Account on such date.

“DBRS” means DBRS, Inc.

“DBRS Equivalent Rating” means, with respect to any date and any Person with respect to whom DBRS does not maintain a public Relevant DBRS Rating as of such date:

(a)	if such Person has an Equivalent Rating Agency Rating from three of the Equivalent Rating Agencies as of such date, then the median of the Corresponding DBRS Ratings for such Person as of such date;

(b)	if such Person has Equivalent Rating Agency Ratings from only two of the Equivalent Rating Agencies as of such date, then the lower Corresponding DBRS Rating for such Person as of such date; and

(c)	if such Person has an Equivalent Rating Agency Rating from only one of the Equivalent Rating Agencies as of such date, then the Corresponding DBRS Rating for such Person as of such date.

“DBRS Trigger Required Ratings” means, with respect to any entity, rating requirements that are satisfied if such entity has a long-term rating of at least “BBB” by DBRS (or, if such entity is not rated by DBRS, “Baa2” by Moody’s or “BBB” by S&P).

“Dealer” means any vehicles dealer (which is not, for the avoidance of doubt, a Manufacturer), including, without limitation, any vehicle auction house in the business of buying and selling vehicles.

“Deed of Pledge over Convertible Notes” means the receivables pledge between the Issuer, as pledgor, Hertz Holdings Netherlands B.V., as pledgor, and the Issuer Security Trustee, as pledgee, dated as of the Signing Date.

“Defaulted Letter of Credit” means, as of any date of determination, each Letter of Credit that, as of such date, an Authorized Officer of the Issuer Administrator has actual knowledge that:

(a)	such Letter of Credit is not be in full force and effect (other than in accordance with its terms or otherwise as expressly permitted in such Letter of Credit);

(b)	an Event of Bankruptcy has occurred with respect to the Letter of Credit Provider of such Letter of Credit and is continuing;

(c)	such Letter of Credit Provider has repudiated such Letter of Credit or such Letter of Credit Provider has failed to honor a draw thereon made in accordance with the terms thereof; or

(d)	a Downgrade Event has occurred and is continuing for at least thirty (30) consecutive days with respect to the Letter of Credit Provider of such Letter of Credit.

"Delegee" has the meaning given to that term in Clause 6.7 (Delegees) of the Belgian Master Instalment Sale and Administration Agreement and in Clause 7 (Delegees) of the Belgian Master Fleet Purchase Agreement (as applicable).

“Deposit Date” means each Business Day on which any Issuer Collections are deposited into the Issuer Interest Collection Account and/or the Issuer Principal Collection Account.

“Depreciation Charge” means, as of any date of determination, with respect to any Lease Vehicle that is a:

(a)	Non-Program Vehicle, an amount at least equal to the greater of: (i) the depreciation charge recorded in any FleetCo’s or its designee’s computer systems calculated in accordance with U.S. GAAP; and (ii) such higher percentage of the Capitalized Cost of such Lease Vehicle or Instalment Sale Vehicle as of such date, selected by the Lessor in its sole and absolute discretion, that would cause the weighted average of the “Depreciation Charges” (weighted by Net Book Value as of such date) with respect to all Lease Vehicles or Instalment Sale Vehicles that are Non-Program Vehicles as of such date to be equal to or greater than 1.25%;

(b)	Program Vehicle and such date occurs during the Estimation Period for such Lease Vehicle or Instalment Sale Vehicle, if any, the Initially Estimated Depreciation Charge with respect to such Lease Vehicle or Instalment Sale Vehicle, as of such date; and

(c)	Program Vehicle and such date does not occur during the Estimation Period, if any, for such Lease Vehicle or Instalment Sale Vehicle, an amount at least equal to the depreciation charge recorded in any FleetCo’s or its designee’s computer systems calculated in accordance with U.S. GAAP.

“Depreciation Record”:

(a)	in relation to an Instalment Sale Vehicle, has the meaning specified in Clause 4.1 (Depreciation Records and Depreciation Charges) of the Belgian Master Instalment Sale and Administration Agreement; and

(b)	otherwise, has the meaning specified in Clause 4.1 of each Master Lease.

“Determination Date” means the date five (5) Business Days prior to each Payment Date.

“Disbursement” shall mean any L/C Credit Disbursement or any L/C Termination Disbursement under the Letters of Credit or any combination thereof, as the context may require.

“Discharge Date” means the date earliest to occur on which the Issuer Security Trustee notifies or confirms to the Issuer Secured Parties, each FleetCo and each FleetCo Administrator that:

(a)	there is no reasonable likelihood of there being any further payment, recovery or realization, whether due and payable on such date, or which shall or may become due and payable, whether from the relevant party under a Related Document or from the realization of the enforcement of any Issuer Security, or otherwise that would be available for distribution; or

(b)	all amounts owed to the relevant Issuer Secured Parties (other than the Subordinated Noteholder) under the Issuer Priority of Payments have been fully and unconditionally discharged in full.

“Disposition Date” means, with respect to any Eligible Vehicle:

(a)	if such Eligible Vehicle was returned to a Manufacturer for repurchase pursuant to a Repurchase Program, the Turnback Date with respect to such Eligible Vehicle;

(b)	if such Eligible Vehicle was subject to a Guaranteed Depreciation Program and not sold to any third party prior to the Backstop Date with respect to such Eligible Vehicle, the Backstop Date with respect to such Eligible Vehicle;

(c)	if such Eligible Vehicle was sold to any Person (other than to the Manufacturer thereof pursuant to such Manufacturer’s Manufacturer Program) the date on which the proceeds of such sale are deposited in the relevant FleetCo Collection Account; and

(d)	if such Eligible Vehicle becomes a Casualty or an Ineligible Vehicle (other than as a result of a sale thereof that would be included in any of clause (i) through (iii) above), the day on which such Eligible Vehicle suffers a Casualty or becomes an Ineligible Vehicle.

“Disposition Proceeds” means, with respect to each Non-Program Vehicle (which for the purposes of this definition shall exclude (a) Non-Program Vehicles acquired by the Italian FleetCo which are designated as Italian Fleet Seller Buy-Back Vehicles (b) Non-Program Vehicles acquired by the Belgian OpCo which are designated as Belgian Fleet Seller Buy-Back Vehicles), the net proceeds from the sale or disposition (i) by a Fleetco, or (ii) following the sale or disposition by a FleetCo to the relevant OpCo, by such OpCo, of such Eligible Vehicle to any Person (other than any portion of such proceeds payable by the Lessee thereof pursuant to any Master Lease or by the Belgian Instalment Purchaser pursuant to the Belgian Master Instalment Sale and Administration Agreement).

“Dispute” means any dispute arising out of or in connection with the relevant Related Document (including a dispute regarding the existence, validity or termination of such Related Document).

“Disqualified Party” means any Person engaged in the business of renting, leasing, financing or disposing of motor vehicles or equipment operating under the name “Advantage”, “Alamo”, “Amerco”, “AutoNation”, “Avis”, “Budget”, “CarMax”, “Courier Car Rentals”, “Edge Auto Rental”, “Enterprise”, “EuropCar”, “Ford”, “Fox”, “Google”, “Lyft”, “Midway Fleet Leasing”, “National”, “Payless”, “Red Dog Rental Services”, “Silvercar”, “Triangle”, “Uber”, “Vanguard”, “ZipCar”, “Angel Aerial”, “Studio Services”; “Sixt”, “Penske”, “Sunbelt Rentals”, “United Rentals”, “ARI”, “LeasePlan”, “PHH”, “U-Haul”, “Virgin” or “Wheels” or any Affiliate of any of the foregoing.

“Downgrade Event” has the meaning specified in Clause 5.7(b) (Letter of Credit Provider Downgrades) of the Issuer Facility Agreement.

“Downgrade Withdrawal Amount” has the meaning specified in Clause 5.7(b) (Letter of Credit Provider Downgrades) of the Issuer Facility Agreement.

“Due and Unpaid Instalment Payment Amount” means in respect of the Dutch B FleetCo, all amounts (other than Monthly Variable Instalments) known by the Belgian Instalment Purchasers to be due and payable by such Belgian Instalment Purchasers to Dutch B FleetCo on either of the next two succeeding Payment Dates pursuant to Clause 4.7 (Payments) of the Belgian Master Instalment Sale and Administration Agreement as of such date (other than (i) Monthly Base Instalments payable on the second such succeeding Payment Date and (ii) Monthly Variable Instalments), together with all amounts due and unpaid as of such date by the Belgian Instalment Purchaser to Dutch B FleetCo pursuant to Clause 4.7 (Payments) of the Belgian Master Instalment Sale and Administration Agreement.

“Due and Unpaid Lease Payment Amount” means:

(a)	in respect of the Dutch B FleetCo, the Due and Unpaid Instalment Payment Amount; and

(b)	in respect of other FleetCos, as of any date of determination, all amounts (other than Monthly Variable Rent) known by the applicable Servicer to be due and payable by the applicable Lessees to the applicable FleetCo on either of the next two succeeding Payment Dates pursuant to Clause 4.7 of the applicable Master Lease as of such date (other than (i) Monthly Base Rent payable on the second such succeeding Payment Date and (ii) Monthly Variable Rent), together with all amounts due and unpaid as of such date by such Lessees to such FleetCo pursuant to Clause 4.7 of the applicable Master Lease.

“Due Date” means, with respect to any payment due from a Manufacturer or auction dealer in respect of a Program Vehicle turned back for repurchase or sale pursuant to the terms of the related Manufacturer Program, the ninetieth (90th) day after the Disposition Date for such Eligible Vehicle.

“Dutch Merger” means the legal merger as referred to in title 2.7 of the Dutch Civil Code, with Hertz Automobielen Nederland B.V. acquiring all the assets and liabilities of Stuurgroep Holland B.V. under the universal transfer of succession and Stuurgroep Holland B.V. ceasing to exist by operation of law and without liquidation as a result.

“Dutch Amendment and Restatement Agreement” means the amendment and restatement agreement entered into, by amongst others, Dutch FleetCo, Dutch OpCo and the Dutch Security Trustee dated on or about the Eighth Amendment Date.

“Early Program Return Payment Amount” means, with respect to each Payment Date and each Lease Vehicle and each Instalment Sale Vehicle that:

(a)	was a Program Vehicle as of its Turnback Date,

(b)	the Turnback Date for which occurred during the Related Month with respect to such Payment Date, and

(c)	the Turnback Date for which occurred prior to the Minimum Program Term End Date for such Lease Vehicle or Instalment Sale Vehicle,

an amount equal to the excess, if any, of (i) the Net Book Value of such Lease Vehicle or Instalment Sale Vehicle (as of its Turnback Date) over (ii) the Repurchase Price received or receivable with respect to such Lease Vehicle or Instalment Sale Vehicle (or that would have been received but for a Manufacturer Event of Default, as applicable).

“EBA” means the European Banking Authority (formerly known as the Committee of European Banking Supervisors), or any predecessor, successor or replacement agency or authority.

“Eighth Amendment Date” means the Eighth Amendment Date as defined in the amendment deed in respect of certain issuer level related documents dated on or around 26 June 2024.

“Effective Time” has the meaning given to it in the Escrow Deed dated 26 September 2018.

“Election Period” has the meaning specified in Clause 2.6(c) (Procedures for Extension Consents) of the Issuer Facility Agreement.

“Eligible Account” means a separately identifiable deposit account established with an Acceptable Bank.

“Eligible Due and Unpaid Instalment Payment Amount” means, with respect to the Dutch B FleetCo as of any date of determination, the lesser of:

(a)	the FleetCo Due and Unpaid Instalment Payment Amount as of such date and

(b)	the product of

(i)	the sum of the relevant FleetCo AAA Components as of such date and

(ii)	4.0%.

“Eligible Due and Unpaid Lease Payment Amount” means:

(a)	with respect to the Dutch B FleetCo as of any date of determination, the Eligible Due and Unpaid Instalment Payment Amount for such date;

(b)	with respect to a FleetCo (other than the Dutch B FleetCo) as of any date of determination, the lesser of:

(i)	the relevant FleetCo Due and Unpaid Lease Payment Amount as of such date and

(ii)	the product of

(A)	the sum of the relevant FleetCo AAA Components as of such date and

(B)	4.0%.

“Eligible Interest Rate Cap Provider” means a counterparty to an Interest Rate Cap that is a bank, other financial institution or Person that as of any date of determination satisfies the DBRS Trigger Required Ratings (or whose present and future obligations under its Interest Rate Cap are guaranteed pursuant to a guarantee in a form and substance satisfactory to the Administrative Agent (acting reasonably) and satisfying the other requirements set forth in the related Interest Rate Cap provided by a guarantor that satisfies the DBRS Trigger Required Ratings); provided that, as of the date of the acquisition, replacement or extension (whether in connection with an extension of the Commitment Termination Date or otherwise) of any Interest Rate Cap, the applicable counterparty satisfies the Initial Counterparty Required Ratings or such counterparty’s present and future obligations under its Interest Rate Cap are guaranteed pursuant to a guarantee (in form and substance satisfactory to the Administrative Agent (acting reasonably) and satisfying the other requirements set forth in the related Interest Rate Cap) provided by a guarantor that satisfies the Initial Counterparty Required Ratings.

“Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Non-Program Vehicle for which the Disposition Date has not occurred as of such date.

“Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to any FleetCo, as of such date by all Investment Grade Manufacturers.

“Eligible Investment Grade Program Vehicle Amount”      means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Program Vehicle for which the Disposition Date has not occurred as of such date.

“Eligible Letter of Credit Provider” means a Person having, at the time of the issuance of the related Letter of Credit and as of the date of any amendment or extension of the Commitment Termination Date a long-term senior unsecured debt rating (or the equivalent thereof) of at least “BBB” from DBRS (or if such Person is not rated by DBRS, “Baa2” by Moody’s or “BBB” by S&P).

“Eligible Manufacturer Receivable” means, as of any date of determination:

(a)	each Manufacturer Receivable payable to any FleetCo by any Manufacturer that has a Relevant DBRS Rating as of such date of at least “A(L)” from DBRS (or, if such Manufacturer does not have a Relevant DBRS Rating as of such date, then a DBRS Equivalent Rating of at least “A(L)”) as of such date pursuant to a Manufacturer Program that, as of such date, has not remained unpaid for more than 150 calendar days past the Disposition Date with respect to the Eligible Vehicle giving rise to such Manufacturer Receivable;

(b)	each Manufacturer Receivable payable to any FleetCo by any Manufacturer that (a) has a Relevant DBRS Rating as of such date of (i) less than “A(L)” from DBRS as of such date and (ii) at least “BBB(L)” from DBRS as of such date or (b) if such Manufacturer does not have a Relevant DBRS Rating as of such date, then has a DBRS Equivalent Rating of (i) less than “A(L)” as of such date and (ii) at least “BBB(L)” as of such date, in either such case of the foregoing clause (a) or (b), pursuant to a Manufacturer Program that, as of such date, has not remained unpaid for more than 120 calendar days past the Disposition Date with respect to the Eligible Vehicle giving rise to such Manufacturer Receivable; and

(c)	each Manufacturer Receivable payable to any FleetCo by a Non-Investment Grade (High) Manufacturer or a Non-Investment Grade (Low) Manufacturer, in any case, pursuant to a Manufacturer Program, that, as of such date, has not remained unpaid for more than 90 calendar days past the Disposition Date with respect to the Eligible Vehicle giving rise to such Manufacturer Receivable.

“Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to the FleetCos, as of such date by all Non-Investment Grade (High) Manufacturers.

“Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Manufacturer Receivables payable to the FleetCos, as of such date by all Non-Investment Grade (Low) Manufacturers.

“Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value of each Non-Investment Grade Non-Program Vehicle for which the Disposition Date has not occurred as of such date.

“Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the Net Book Value as of such date of each Non-Investment Grade (High) Program Vehicle and each Non-Investment Grade (Low) Program Vehicle, in each case, for which the Disposition Date has not occurred as of such date.

“Eligible Vehicle” means a Vehicle that is owned by a FleetCo and leased or, in respect of a Belgian Collateral, subject to an instalment sale by such FleetCo to any Lessee or to the Belgian Instalment Purchaser pursuant to the applicable Master Lease or the Belgian Master Instalment Sale and Administration Agreement:

(a)	that is not older than seventy-two (72) months from December 31 of the calendar year preceding the model year of such Vehicle;

(b)	that is owned by such FleetCo free and clear of all Security (other than Permitted Security);

(c)	that is designated on the applicable Servicer’s computer systems as leased under a Master Lease or designated on the applicable Instalment Sale Administrator’s computer systems as subject to an instalment sale under the Belgian Master Instalment Sale and Administration Agreement; and

(d)	that is not a Credit Vehicle.

“Enhancement” means, with respect to the Issuer Notes, the rights and benefits provided to the Noteholders of the Issuer Notes pursuant to any letter of credit, surety bond, cash collateral account, overcollateralization, issuance of Class B Notes, Class C Notes and/or Subordinated Notes, spread account, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap, hedging instrument or any other similar agreement.

“Enhancement Agreement” means any contract, agreement, instrument or document governing the terms of any Enhancement or pursuant to which any Enhancement is issued or outstanding.

“Enhancement Provider” means the Person providing any Enhancement as designated in the Issuer Facility Agreement.

“Equivalent Rating Agency” means each of Fitch, Moody’s and S&P.

“Equivalent Rating Agency Rating” means, with respect to any Equivalent Rating Agency and any Person as of any date of determination, the Relevant Rating by such Equivalent Rating Agency with respect to such Person as of such date.

“Escrow Deed” means the escrow deed dated 26 September 2018 between, amongst others, the Credit Agricole Corporate and Investment Bank as escrow agent, the existing securitisation parties as described therein, the existing rcf parties as described therein and the new securitisation parties as described therein.

“ESMA” means the European Securities and Markets Authority.

“ESMA Reporting Templates” means the standardised disclosure templates published by ESMA on 23 September 2020 as amended from time to time.

“Estimation Period” means, with respect to any Lease Vehicle or Instalment Sale Vehicle that is a Program Vehicle with respect to which the applicable depreciation charge set forth in the related Manufacturer Program for such Lease Vehicle or Instalment Sale Vehicle has not been recorded in the applicable FleetCo’s or its designee’s computer systems or has been recorded in such computer systems, but has not been applied to such Program Vehicle therein, the period commencing on such Lease Vehicle’s Vehicle Lease Commencement Date or Instalment Sale Vehicle’s Vehicle Instalment Sale Commencement Date and terminating on the date such applicable depreciation charge has been recorded in such FleetCo’s or its designee’s computer systems and applied to such Program Vehicle therein.

“EU ABCP Asset Report” means a monthly report as then required by and in accordance with Article 7(1)(a) of the EU Securitisation Regulation in the form of the applicable ESMA reporting template equivalent to Annex 11 to the ESMA Reporting Templates.

“EU ABCP Investor Report” means a monthly report as then required by and in accordance with Article 7(1)(e) of the EU Securitisation Regulation in the form of the applicable ESMA reporting template equivalent to Annex 13 to the ESMA Reporting Templates.

“EU Asset Report” means a monthly report as then required by and in accordance with Article 7(1)(a) of the EU Securitisation Regulation in the form of the applicable ESMA reporting template equivalent to Annex 9 to the ESMA Reporting Templates.

“EU Investor Report” means a monthly report as then required by and in accordance with Article 7(1)(e) of the EU Securitisation Regulation in the form of the applicable ESMA reporting template equivalent to Annex 12 to the ESMA Reporting Templates.

“EU Retention Requirement Law” means the EU Securitisation Regulation.

“EU Securitisation Regulation” means Regulation (EU) 2017/2402 of the European Parliament and of the Council of 12 December 2017 (as amended) laying down a general framework for securitisation and creating a specific framework for simple, transparent and standardised securitisation together with any relevant regulatory and/or implementing technical standards adopted by the European Commission in relation thereto, any relevant regulatory and/or implementing technical standards applicable in relation thereto pursuant to any transitional arrangements made pursuant to Regulation (EU) 2017/2402, and, in each case, any guidelines or related documents published from time to time in relation thereto by the European Banking Authority or ESMA (or successor agency or authority) and adopted by the European Commission.

“EURIBOR” means the greater of zero and the offered rate which appears on the display designated on the Bloomberg Screen “BTMMEU” page (or such other page or service as may replace it for the purpose of displaying EURIBOR rates), as applicable to one month Euro deposits, or, in the case of Credit Agricole Corporate and Investment Bank (in its capacity as a Class A Committed Note Purchaser and Class B Committed Note Purchaser), as applicable to three month Euro deposits.

“European Group” has the meaning given to it in Clause 1.1 of the Refinancing Deed of Covenant.

“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if:

(a)	such Person:

(i)	is unable or admits inability to pay its debts as they fall due;

(ii)	is deemed to or is declared to, be unable to pay its debts under applicable law;

(iii)	suspends or threatens to suspend making payments on any of its debts; or

(iv)	by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness;

(b)	The value of the assets of such Person is less than its liabilities (taking into account contingent and prospective liabilities);

(c)	A moratorium is declared in respect of any indebtedness of such Person. If a moratorium occurs, the ending of the moratorium will not remedy any Amortization Event, Liquidation Event, Servicer Default or Instalment Sale Administrator Default caused by that moratorium;

(d)	Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(i)	the suspension of payments, a moratorium of any indebtedness, insolvency proceeding, winding-up, liquidation (including provisional liquidation), dissolution, examinership, administration, receivership, or reorganisation (by way of voluntary arrangement, scheme of arrangement, restructuring plan or otherwise) of such Person or any other relief is sought by or in respect of such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts or other similar law affecting creditors’ rights;

(ii)	a composition, compromise, assignment, arrangement or readjustment with any creditor of such Person;

(iii)	the appointment of an Insolvency Official in respect of any such Person or any of its assets;

(iv)	enforcement of any Security over any (A) assets of such Person, (B) Vehicle leased or in the possession of such Person, or (C) the FleetCo Collateral;

or any analogous or similar procedure or step is taken in any jurisdiction;

(e)	Paragraph (d) shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 10 Business Days of commencement;

(f)	any expropriation, attachment, sequestration, distress, enforcement or execution or any analogous process in any jurisdiction affects any (i) asset or assets of such Person, (ii) any Vehicle leased or in the possession of such Person, or (iii) the FleetCo Collateral; or

(g)	such Person takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts,

provided that, if such Person is a company or corporation incorporated in Italy, an “Event of Bankruptcy” shall be deemed to have occurred if:

(i)	such company or corporation is declared insolvent or the competent judicial authorities instated a special administration proceedings, liquidation of such company/corporation or the appointment of liquidator/administrator or such company or corporation has become subject to any applicable bankruptcy, liquidation, administration, insolvency, composition or reorganisation (including, without limitation, “fallimento”, “liquidazione coatta amministrativa”, “concordato preventivo”, and “amministrazione straordinaria”, each such expression bearing the meaning ascribed to it by the laws of the Republic of Italy, including the seeking of liquidation, winding-up, reorganisation, dissolution, administration) or similar proceedings or the whole or any substantial part of the undertaking or assets of such company or corporation are subject to a pignoramento or similar procedure having a similar effect (other than, in the case of the Italian FleetCo, any portfolio of assets purchased by the Italian FleetCo for the purposes of further securitisation transactions) unless, in the opinion of the Italian Noteholder (who may in this respect rely on the advice of a lawyer selected by it), such proceedings are being disputed in good faith with a reasonable prospect of success; or

(ii)	an application for the commencement of any of the proceedings under roman (i) above is made in respect of or by such company or corporation or such proceedings are otherwise initiated against such company or corporation and, in the opinion of the Italian Noteholder (who may in this respect rely on the advice of a lawyer selected), the commencement of such proceedings are not being disputed in good faith with a reasonable prospect of success; or

(iii)	such company or corporation takes any action for a re-adjustment of or deferment of any of its obligations or makes a general assignment or an arrangement or composition with or for the benefit of its creditors (other than, in the case of the Italian FleetCo, the Other Italian FleetCo Creditors) or is granted by a competent court a moratorium in respect of any of its indebtedness or any guarantee, indemnity or assurance against loss given by it in respect of any indebtedness or applies for suspension of payments; or

(iv)	an order is made or an effective resolution is passed for the winding-up, liquidation or dissolution in any form of such company or corporation or any of the events under article 2484 of the Italian Civil Code occurs with respect to such company or corporation (except a winding-up for the purposes of, or pursuant to, a solvent amalgamation or reconstruction, the terms of which have been previously approved in writing by the Italian Noteholder); or

(v)	such company or corporation becomes subject to any proceedings equivalent or analogous to those above under the law of any jurisdiction in which such company or corporation is deemed to carry on business.

“Excess Administrator Fee Allocation Amount” means, with respect to any Payment Date, an amount equal to the excess, if any, of (i) the Issuer Administrator Fee Amount with respect to such Payment Date over (ii) the Capped Issuer Administrator Fee Amount with respect to such Payment Date.

“Excess Damage Charges” means, with respect to any Program Vehicle, the amount charged or deducted from the Repurchase Price by the Manufacturer of such Vehicle due to (a) damage over a prescribed limit, (b), if applicable, damage not subject to a prescribed limit and (c) missing equipment, in each case with respect to such Vehicle at the time that such Vehicle is turned in to such Manufacturer or its agent for repurchase or Auction pursuant to the applicable Manufacturer Program.

“Excess Mileage Charges” means, with respect to any Program Vehicle, the amount charged or deducted from the Repurchase Price, by the Manufacturer of such Vehicle due to the fact that such Vehicle has mileage over a prescribed limit at the time that such Vehicle is turned in to such Manufacturer or its agent for repurchase or Auction pursuant to the applicable Manufacturer Program.

“Excess Issuer Operating Expense Amount” means, with respect to any Payment Date the excess, if any, of (i) the Issuer Operating Expense Amount with respect to such Payment Date over (ii) the Capped Issuer Operating Expense Amount with respect to such Payment Date.

“Excess Trustee Fee Amount” means, with respect to any Payment Date, an amount equal to the excess, if any, of (i) the Issuer Security Trustee Fee Amount with respect to such Payment Date over (ii) the Capped Issuer Security Trustee Fee Amount with respect to such Payment Date.

“Excluded Payments” means (a) all incentive payments payable by a Manufacturer to purchase Vehicles (but not any amounts payable by a Manufacturer as an incentive for selling Program Vehicles outside of the related Manufacturer Program), (b) all amounts payable by a Manufacturer as compensation for the preparation of newly delivered vehicles, (c) all amounts payable by a Manufacturer as compensation for interest payable after the purchase price for a Vehicle is paid, (d) all amounts payable by a Manufacturer in reimbursement for warranty work performed by or on behalf of a FleetCo on the relevant Vehicles and (e) any volume rebates in connection with the purchase of Vehicles which are due to any OpCo.

“Existing/Prior Financing” means:

(a)	in respect of the Issuer, French FleetCo and Dutch FleetCo, the financing pursuant to the VFN Purchase Facility Agreement dated 8 July 2010 (as amended from time to time) between (among others) the Issuer and BNP Paribas Trust Corporation UK Limited as Issuer Security Trustee;

(b)	in respect of German FleetCo, the financing pursuant to the Euro revolving credit facility agreement dated 24 June 2010, as amended from time to time (including for the avoidance of doubt any seasonal facilities or intragroup financing arrangements entered into in connection therewith); and

(c)	in respect of German FleetCo, the financing pursuant to the high yield bonds issued on 23 March 2018.

“Expected Final Payment Date” means, in relation to each Class of Notes, (a) the Commitment Termination Date, or (b) to the extent the Issuer fails to procure the achievement of the Removal Completion referred to in Sub-Clause 9.5 of the Issuer Facility Agreement by the date falling 2 Business Days before the BAML Commitment Longstop Date, 30 March 2026.

“Extension Length” has the meaning specified in Clause 2.6 (Commitment Terms and Extensions of Commitments) of the Issuer Facility Agreement.

“Facility Term” has the meaning specified in Clause 2.6(a) of the Issuer Facility Agreement.

“Failure Percentage” means, as of any date of determination, a percentage equal to 100% minus the lower of (x) the lowest Non-Program Vehicle Disposition Proceeds Percentage Average for any Determination Date (including such date of determination) within the preceding twelve (12) calendar months (or such fewer number of months as have elapsed since the Closing Date) and (y) the lowest Market Value Average as of any Determination Date within the preceding twelve (12) calendar months (or such fewer number of months as have elapsed since the Closing Date).

"FCA" means the UK's Financial Conduct Authority.

"FCA Handbook" means the handbook of rules and guidance adopted by the FCA.

“Fifth Amendment Date” means the Fifth Amendment Date as defined in the amendment and restatement deed in respect of certain issuer level related documents dated on or around 20 December 2022.

"Final Base Instalment" has the meaning specified in Clause 4.3 (Final Base Instalment) of the Belgian Master Instalment Sale and Administration Agreement.

“Final Base Rent”:

(a)	in respect of the Instalment Seller and any Belgian Instalment Purchaser, means Final Base Instalment; and

(b)	otherwise, has the meaning specified in Clause 4.3 of each Master Lease.

“Financial Advisor” means any financial advisor appointed by the Required Noteholders in accordance with the Issuer Related Documents or the FleetCo Related Documents and notified as being appointed to the Administrator, each FleetCo Administrator, each FleetCo, each OpCo and the Liquidation Co-ordinator.

“Financial Statement” means, in respect of any Person, audited financial statements of such Person for a specified period (including a balance sheet, profit and loss account (or other form of income statement), but excluding for the avoidance of doubt any statement of cash flow).

“First Amendment Date” means the Amendment Date as defined in the amendment deed in respect of certain Related Documents dated 8 November 2019.

“First Supplemental Dutch Security Trust Deed” means the first supplemental security trust deed dated on or around the Fifth Amendment Date entered into by, amongst others, the Dutch Security Trustee and the Dutch FleetCo and as further amended, restated or supplemented from time to time.

“First Supplemental French Security Trust Deed” means the first supplemental security trust deed dated on or around the Fifth Amendment Date entered into by, amongst others, the French Security Trustee and the French FleetCo and as further amended, restated or supplemented from time to time.

“First Supplemental German Security Trust Deed” means the first supplemental security trust deed dated on or around the Fifth Amendment Date entered into by, amongst others, the German Security Trustee and the German FleetCo and as further amended, restated or supplemented from time to time.

“First Supplemental Issuer Security Trust Deed” means the first supplemental security trust deed dated on or around the Fifth Amendment Date entered into by, amongst others, the Issuer Security Trustee and the Issuer and as further amended, restated or supplemented from time to time.

“First Supplemental Spanish Security Trust Deed” means the first supplemental security trust deed dated on or around the Fifth Amendment Date entered into by, amongst others, the Spanish Security Trustee and the Spanish FleetCo and as further amended, restated or supplemented from time to time.

“First Rating Trigger Event” means that at any time the Interest Rate Cap Provider or (where applicable) the guarantor of the Interest Rate Cap Provider ceases to have the Initial Counterparty Required Ratings.

“Fitch” means Fitch Ratings.

“FleetCo” means the Dutch FleetCo, the Dutch B FleetCo, the French FleetCo, the German FleetCo, the Spanish FleetCo and/or the Italian FleetCo, as applicable.

“FleetCo AAA Component” means the Belgian AAA Component, the Dutch AAA Component, the French AAA Component, the German AAA Component, the Spanish AAA Component and/or the Italian AAA Component, as applicable.

“FleetCo AAA Select Component” means each FleetCo AAA Component other than any Eligible Due and Unpaid Lease Payment Amount or Eligible Due and Unpaid Instalment Payment Amount.

“FleetCo Acceleration Notice” means a Belgian Acceleration Notice, a Dutch Acceleration Notice, a French Acceleration Notice, a German Acceleration Notice, a Spanish Acceleration Notice and/or an Italian Acceleration Notice, as applicable.

“FleetCo Account” means any Belgian Accounts, any Dutch Accounts, any French Accounts, any German Accounts, any Spanish Accounts and any Italian Accounts, as applicable.

“FleetCo Account Mandates” means the signature authorities relating to a FleetCo Account, as amended from time to time in accordance with the relevant Account Bank Agreement.

“FleetCo Administration Agreement” means the Belgian Administration Agreement, the Dutch Administration Agreement, the French Administration Agreement, the German Administration Agreement, the Spanish Administration Agreement and/or the Italian Administration Agreement, as applicable.

“FleetCo Administrator” means the Belgian Administrator, the Dutch Administrator, the French Administrator, the German Administrator, the Spanish Administrator and/or the Italian Administrator, as applicable.

“FleetCo Administrator Default” means a Belgian Administrator Default, a Dutch Administrator Default, a French Administrator Default, a German Administrator Default, a Spanish Administrator Default and/or an Italian Administrator Default, as applicable.

“FleetCo Administrator Termination Notice” has the meaning given to it in Clause 1.4 (Issuer Back-Up Administrator) of the International Account Bank Agreement.

“FleetCo Aggregate Asset Amount” means the Belgian Aggregate Asset Amount, the Dutch Aggregate Asset Amount, the French Aggregate Asset Amount, the German Aggregate Asset Amount, the Spanish Aggregate Asset Amount and/or the Italian Aggregate Asset Amount, as applicable.

“FleetCo Back-Up Administration Agreement” means the Belgian Back-Up Administration Agreement, the Dutch Back-Up Administration Agreement, the French Back-Up Administration Agreement, the German Back-Up Administration Agreement, the Spanish Back-Up Administration Agreement and/or the Italian Back-Up Administration Agreement, as applicable.

“FleetCo Back-Up Administrator” means the Belgian Back-Up Administrator, the Dutch Back-Up Administrator, the French Back-Up Administrator, the German Back-Up Administrator, the Spanish Back-Up Administrator and/or the Italian Back-Up Administrator, as applicable.

“FleetCo Blended Advance Rate” means the Belgian Blended Advance Rate, the Dutch Blended Advance Rate, the French Blended Advance Rate, the German Blended Advance Rate, the Spanish Blended Advance Rate and/or the Italian Blended Advance Rate, as applicable.

“FleetCo Blended Advance Rate Weighting Denominator” means the Belgian Blended Advance Rate Weighting Denominator, the Dutch Blended Advance Rate Weighting Denominator, the French Blended Advance Rate Weighting Denominator, the German Blended Advance Rate Weighting Denominator, the Spanish Blended Advance Rate Weighting Denominator and the Italian Blended Advance Rate Weighting Denominator, as applicable.

“FleetCo Carrying Charges” means the Belgian Carrying Charges, the Dutch Carrying Charges, the French Carrying Charges, the German Carrying Charges, the Spanish Carrying Charges and/or the Italian Carrying Charges, as applicable.

“FleetCo Class A Baseline Advance Rate” means the Belgian Class A Baseline Advance Rate, the Dutch Class A Baseline Advance Rate, the French Class A Baseline Advance Rate, the Spanish Class A Baseline Advance Rate, the German Class A Baseline Advance Rate and/or the Italian Class A Baseline Advance Rate, as applicable.

“FleetCo Class A Blended Advance Rate” means the Belgian Class A Blended Advance Rate, the Dutch Class A Blended Advance Rate, the French Class  A Blended Advance Rate, the German Class A Blended Advance Rate, the Spanish Class A Blended Advance Rate and/or the Italian Class A Blended Advance Rate, as applicable.

“FleetCo Class A Blended Advance Rate Weighting Numerator” means the Belgian Class A Blended Advance Rate Weighting Numerator, the Dutch Class A Blended Advance Rate Weighting Numerator, the French Class A Blended Advance Rate Weighting Numerator, the German Class A Blended Advance Rate Weighting Numerator, the Spanish Class A Blended Advance Rate Weighting Numerator and the Italian Class A Blended Advance Rate Weighting Numerator, as applicable.

“FleetCo Class B Baseline Advance Rate” means the Belgian Class B Baseline Advance Rate, the Dutch Class B Baseline Advance Rate, the French Class B Baseline Advance Rate, the Spanish Class B Baseline Advance Rate, the German Class B Baseline Advance Rate and/or the Italian Class B Baseline Advance Rate, as applicable.

“FleetCo Class B Blended Advance Rate” means Belgian Class B Blended Advance Rate, the Dutch Class B Blended Advance Rate, the French Class B Blended Advance Rate, the German Class B Blended Advance Rate, the Spanish Class B Blended Advance Rate and/or the Italian Class B Blended Advance Rate, as applicable.

“FleetCo Class B Blended Advance Rate Weighting Numerator” means the Belgian Class B Blended Advance Rate Weighting Numerator, the Dutch Class B Blended Advance Rate Weighting Numerator, the French Class B Blended Advance Rate Weighting Numerator, the German Class B Blended Advance Rate Weighting Numerator, the Spanish Class B Blended Advance Rate Weighting Numerator and the Italian Class B Blended Advance Rate Weighting Numerator, as applicable.

“FleetCo Class C Baseline Advance Rate” means the Belgian Class C Baseline Advance Rate, the Dutch Class C Baseline Advance Rate, the French Class C Baseline Advance Rate, the Spanish Class C Baseline Advance Rate, the German Class C Baseline Advance Rate and/or the Italian Class C Baseline Advance Rate, as applicable.

“FleetCo Class C Blended Advance Rate” means the Belgian Class C Blended Advance Rate, the Dutch Class C Blended Advance Rate, the French Class C Blended Advance Rate, the German Class C Blended Advance Rate, the Spanish Class C Blended Advance Rate and/or the Italian Class C Blended Advance Rate, as applicable.

“FleetCo Class C Blended Advance Rate Weighting Numerator” means the Belgian Class C Blended Advance Rate Weighting Numerator, the Dutch Class C Blended Advance Rate Weighting Numerator, the French Class C Blended Advance Rate Weighting Numerator, the German Class C Blended Advance Rate Weighting Numerator, the Spanish Class C Blended Advance Rate Weighting Numerator and the Italian Class C Blended Advance Rate Weighting Numerator, as applicable.

“FleetCo Collateral” means the Belgian Collateral, the Dutch Collateral, the French Collateral, the German Collateral and/or the Spanish Collateral and/or the Italian Collateral, as applicable.

“FleetCo Collection Account” means the Belgian Collection Account, the Dutch Collection Account, the French Collection Account, the German Collection Account, the Spanish Collection Account and/or the Italian Collection Account, as applicable.

“FleetCo Collections” means the Belgian Collections, the Dutch Collections, the French Collections, the German Collections, the Spanish Collections and/or the Italian Collections, as applicable.

“FleetCo Daily Collection Report” means the Belgian Daily Collection Report, the Dutch Daily Collection Report, the French Daily Collection Report, the German Daily Collection Report, the Spanish Daily Collection Report and/or the Italian Daily Collection Report, as applicable.

“FleetCo Due and Unpaid Instalment Payment Amount” means the Due and Unpaid Instalment Payment Amount with respect to the Belgian Master Instalment Sale and Administration Agreement.

“FleetCo Due and Unpaid Lease Payment Amount” means:

(a)	in respect of Dutch B FleetCo, FleetCo Due and Unpaid Instalment Payment Amount; and

(b)	in respect of any other FleetCo, the Due and Unpaid Lease Payment Amount with respect to the Dutch Master Lease, the French Master Lease, the German Master Lease, the Spanish Master Lease and the Italian Master Lease.

“FleetCo Enforcement Notice” means a Belgian Enforcement Notice, a Dutch Enforcement Notice, a French Enforcement Notice, a German Enforcement Notice, a Spanish Enforcement Notice and/or an Italian Enforcement Notice, as applicable.

“FleetCo Facility Agreement” means the Belgian Facility Agreement, the Dutch Facility Agreement, the French Facility Agreement, the German Facility Agreement, the Spanish Facility Agreement and/or the Italian Note Purchase Agreement, as applicable.

“FleetCo Interest Collections” means the Belgian Interest Collections, the Dutch Interest Collections, the French Interest Collections, the German Interest Collections, the Spanish Interest Collections and/or the Italian Interest Collections, as applicable.

“FleetCo Maximum Principal Amount” means the Belgian Maximum Principal Amount, the Dutch Maximum Principal Amount, the French Maximum Principal Amount, the German Maximum Principal Amount, the Spanish Maximum Principal Amount and/or the Italian Maximum Principal Amount, as applicable.

“FleetCo Note Framework Agreement” means each of the Belgian Note Framework Agreement, the Dutch Note Framework Agreement, the Spanish Note Framework Agreement and the German Note Framework Agreement, as applicable.

“FleetCo Note Register” means each of the Belgian Note Register, the Dutch Note Register, the Spanish Note Register and the German Note Register, as applicable.

“FleetCo Notes” means the Belgian Note, the Dutch Note, the Spanish Note, the German Note and the Italian Note as applicable.

“FleetCo Principal Collections” means the Belgian Principal Collections, the Dutch Principal Collections, the French Principal Collections, the German Principal Collections, the Spanish Principal Collections and/or the Italian Principal Collections, as applicable.

“FleetCo Priority of Payments” means the Belgian Priority of Payments, the Dutch Priority of Payments, the French Priority of Payments, the German Priority of Payments, the Spanish Priority of Payments and/or the Italian Priority of Payments, as applicable.

“FleetCo Registrar” means the Belgian Registrar, the Dutch Registrar, the German Registrar, the Spanish Registrar as applicable.

“FleetCo Related Documents” means the THC Guarantee and Indemnity, the Refinancing Deed of Covenant, the Belgian Related Documents, the Dutch Related Documents, the French Related Documents, the German Related Documents, the Spanish Related Documents and/or the Italian Related Documents, as applicable.

“FleetCo Repeating Representations” means the Belgian Repeating Representations, the Dutch Repeating Representations, the French Repeating Representations, the German Repeating Representations, the Spanish Repeating Representations and the Italian Repeating Representations, as applicable.

“FleetCo Required Reserve Advance” means the Belgian Required Reserve Advance, the Dutch Required Reserve Advance, the French Required Reserve Advance, the German Required Reserve Advance, the Spanish Required Reserve Advance and/or the Italian Required Reserve Advance, as applicable.

“FleetCo Reserve Advance” means the Belgian Reserve Advance, the Dutch Reserve Advance, the French Reserve Advance, the German Reserve Advance, the Spanish Reserve Advance and/or the Italian Reserve Advance, as applicable.

“FleetCo Secured Obligations” means the Belgian Secured Obligations, the Dutch Secured Obligations, the French Secured Obligations, the German Secured Obligations and/or the Spanish Secured Obligations, as applicable.

“FleetCo Secured Party” means the Belgian Secured Parties, the Dutch Secured Parties, the French Secured Parties, the German Secured Parties and/or the Spanish Secured Parties, as applicable.

“FleetCo Security” means the Belgian Security, the Dutch Security, the French Security, the German Security, the Italian Security and/or the Spanish Security, as applicable.

“FleetCo Security Documents” means the Belgian Security Documents, the Dutch Security Documents, the French Security Documents, the German Security Documents, the Italian Security Documents and/or the Spanish Security Documents, as applicable.

“FleetCo Security Trustee” means the Belgian Security Trustee, the Dutch Security Trustee, the French Security Trustee, the German Security Trustee and/or the Spanish Security Trustee, as applicable.

“FleetCo Transaction Account” means the Belgian Transaction Account, the Dutch Transaction Account, the French Transaction Account, the German Transaction Account, the Spanish Transaction Account and/or the Italian Transaction Account, as applicable.

“Forecasted Liquidity” means the aggregate of:

(a)	The European Group’s cash in hand;

(b)	any credit balance on any deposit, savings, current or other account held with a bank or financial institution and to which a member (or members) of the European Group is alone beneficially entitled and which is available to be freely withdrawn during the forecast period (net of any debit balance on any such account to the extent that such accounts are reported and operated on a net basis in the ordinary day-to-day course of the European Group’s cash management arrangements);

(c)	an amount equal to the then current Class A Maximum Principal amount less any Class A Principal Amount save to the extent that the Class A Funding Conditions would otherwise prevent such Class A Maximum Principal Amount from being utilised; and

(d)	any other undrawn financing commitments which are either unconditionally available to any member of the European Group or which are subject to conditions which HHN2 (acting reasonably) believes would be satisfied if the European Group attempted to draw upon those commitments (and for the avoidance of doubt HHN2 will be deemed to have acted reasonably if acting on advice from a professional advisor), in each case for the 13-week period from and including the date of the applicable Cashflow and Liquidity Forecast.

“Fourth Amendment Date” means the Fourth Amendment Date as defined in the amendment and restatement deed in respect of certain issuer level related documents dated on or around 21 June 2022.

“Fourth Ranking Deed of Pledge of Convertible Notes” means the fourth ranking deed of pledge of convertible notes of the Issuer dated on or about the Seventh Amendment Date, granted by Hertz Holdings Netherlands 2 B.V..

“Fourth Ranking Deed of Pledge of Registered Shares” means the fourth ranking deed of pledge of registered shares of the Issuer dated on or about the Seventh Amendment Date, granted by Hertz Holdings Netherlands 2 B.V. and Wilmington Trust SP Services (Dublin) Limited.

“Franchisee Sublease Contractual Criteria” means, with respect to the sublease of Lease Vehicles or Instalment Sale Vehicles by a Lessee or a Belgian Instalment Purchaser to a franchisee, the related sublease:

(a)	states in writing that it is subject to the terms and conditions of the applicable Master Lease or the Belgian Master Instalment Sale and Administration Agreement and is subject and subordinate in all respects to such Master Lease or the Belgian Master Instalment Sale and Administration Agreement;

(b)	requires that the Lease Vehicles or Instalment Sale Vehicles subleased under such sublease may only be used in furtherance of the business contemplated by any applicable franchise or license agreement entered into by the sublessee;

(c)	other than renting such subleased Lease Vehicles or Instalment Sale Vehicles to customers in the ordinary course of such franchisee’s business, prohibits such franchisee from subleasing such Lease Vehicles or Instalment Sale Vehicles or otherwise assigning any of its rights with respect to such Lease Vehicles or Instalment Sale Vehicles or assigning any of its rights or obligations in, to or under such sublease;

(d)	does not permit the termination date for such subleased Lease Vehicles or Instalment Sale Vehicles under such sublease to exceed the Maximum Lease Termination Date with respect to such Lease Vehicle under the applicable Master Lease or exceed the Maximum Instalment Sale Termination Date with respect to such Instalment Sale Vehicles under the Belgian Master Instalment Sale and Administration Agreement;

(e)	limits such franchisee’s use of such subleased Lease Vehicles or Instalment Sale Vehicles to primarily in the Relevant Jurisdiction (which will include all normal course movements of vehicles across borders in connection with customer rentals and following any such movements until convenient to return such Lease Vehicles or Instalment Sale Vehicles to the Relevant Jurisdiction, in each case in the franchisee’s course of business);

(f)	requires such franchisee to report the location of such subleased Lease Vehicles or Instalment Sale Vehicles no less frequently than weekly and grant inspection rights to the applicable Lessee or Belgian Instalment Purchaser upon reasonable request of such Lessee or Belgian Instalment Purchaser;

(g)	prohibits such franchisee from using any such subleased Lease Vehicles or Instalment Sale Vehicles in violation of any laws or regulations or contrary to the provisions of any applicable insurance policy;

(h)	contains an express acknowledgement and agreement from such franchisee that each such subleased Lease Vehicle or Instalment Sale Vehicles is at all times the property of the applicable Lessor and that such franchisee acquires no right, title or interest in or to such Lease Vehicle or Instalment Sale Vehicles except a leasehold interest with respect to such subleased Lease Vehicle or Instalment Sale Vehicles, subject to the applicable Master Lease and the Belgian Master Instalment Sale and Administration Agreement;

(i)	allows the applicable Lessor or such Lessee or Belgian Instalment Purchaser, upon the occurrence of an event of default pursuant to such sublease, to enter the premises where such subleased Lease Vehicles or Instalment Sale Vehicles may be located and take possession of such subleased Lease Vehicles or Instalment Sale Vehicles;

(j)	contains an express covenant from such franchisee that prior to the date that is one year and one day after the payment of the latest maturing applicable FleetCo Note, it will not institute against or join with any other Person in instituting against the applicable Lessor or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any national or state bankruptcy or similar law;

(k)	states that such sublease shall terminate upon the termination of the applicable Master Lease or the Belgian Master Instalment Sale and Administration Agreement; and

(l)	requires that the Lease Vehicles or Instalment Sale Vehicles subleased under such sublease must primarily be used in the course of the applicable franchisee’s daily car rental business.

“French Amendment and Restatement Agreement” means the amendment and restatement agreement entered into, by amongst others, French FleetCo, French OpCo and the French Security Trustee dated on or about the Eighth Amendment Date.

“FSMA” means the Financial Services and Markets Act 2000.

“Funding Agent” means the Class A Funding Agent(s), the Class B Funding Agent(s) and/or the Class C Funding Agent(s), as applicable.

“GAAP” means generally accepted accounting principles in the Relevant Jurisdiction, as applicable.

“German Amendment and Restatement Agreement” means the amendment and restatement agreement entered into, by amongst others, German FleetCo, German OpCo and the German Security Trustee dated on or about the Eighth Amendment Date.

“Global Deed of Termination and Release” means the deed of termination and release dated on or about the Signing Date entered into between the parties to the existing European ABS transaction of the Hertz Group.

“Governmental Authority” means any national, state, local or foreign court or governmental department, commission, board, bureau, agency, authority, instrumentality or regulatory body.

“Group” means:

(a)	all entities which are related through ownership or control for the purpose of the preparation of Consolidated Financial Statements by the Ultimate Parent Entity, including any entity that is excluded from the Consolidated Financial Statements of the Ultimate Parent Entity solely based on its small size, on materiality grounds, or on the grounds that it is held for sale; or

(b)	an entity that has one or more places of business or deemed places of business in a jurisdiction outside of where the entity is located, provided that the entity is not part of another group referred to in paragraph (a) above.

“Guaranteed Depreciation Program” means a guaranteed depreciation program pursuant to which a Manufacturer has agreed to (a) cause Vehicles manufactured by it or one of its Affiliates that are turned back during the specified Repurchase Period to be sold at Auction, (b) cause the proceeds of any such sale to be deposited in the applicable FleetCo Collection Account by such auction dealer promptly following such sale and (c) pay to the applicable FleetCo the excess, if any, of the guaranteed payment amount with respect to any such Vehicle calculated as of the Turnback Date in accordance with the provisions of such guaranteed depreciation program over the amount deposited in the applicable FleetCo Collection Account by an auction dealer pursuant to clause (b) above.

“Guarantor” means The Hertz Corporation.

“HEH” means Hertz Europe Holdings B.V..

“Hertz” means The Hertz Corporation, a Delaware corporation.

“Hertz 2021 Chapter 11 Effective Date” means, with respect to the Hertz 2021 Chapter 11 Plan, the date that is a Business Day (as defined in the Hertz 2021 Chapter 11 Plan) on which (i) no stay of the Confirmation Order (as defined in the Chapter 11 Plan) is in effect; (ii) all conditions precedent to effectiveness of the Hertz 2021 Chapter 11 Plan have been satisfied or waived; and (iii) the Hertz 2021 Chapter 11 Plan is declared effective by the debtors. Without limiting the foregoing, any action to be taken on the Hertz 2021 Chapter 11 Effective Date may be taken on or as soon as reasonably practicable after the Hertz 2021 Chapter 11 Effective Date.

“Hertz 2021 Chapter 11 Plan” means Hertz’s Fourth Modified Second Amended Joint Chapter 11 Plan of Reorganisation of The Hertz Corporation and its Debtor Affiliates (as such may be amended, modified, supplement or amended and restated from time to time by, on behalf or with the support of the debtors thereof) in respect of Case No. 20-11218 under chapter 11 of title 11 of the United States Code.

“Hertz 2021 Chapter 11 Plan Sponsors” has the meaning given to “Plan Sponsors” in the Hertz 2021 Chapter 11 Plan.

“Hertz Group” means collectively, Hertz and each Affiliate.

“Hertz Senior Credit Facility Default” means the occurrence of an event that (i) results in all amounts under each of Hertz’s Senior Credit Facilities becoming immediately due and payable and (ii) has not been waived by the lenders under each of Hertz’s Senior Credit Facilities.

“HIL” means Hertz International Limited.

“HGH” means Hertz Global Holdings, Inc., and any successor in interest thereto.

“HHN2” means Hertz Holdings Netherlands 2 B.V..

“Holdings” means Rental Car Intermediate Holdings, LLC, and any successor in interest thereto.

“IFRS” means International Financial Reporting Standards.

“Indebtedness” means, as applied to any Person, without duplication, (a) all indebtedness for borrowed money, (b) that portion of obligations with respect to any lease of any property (whether real, personal or mixed) that is properly classified as a liability on a balance sheet in conformity with GAAP, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (d) any obligation owed for all or any part of the deferred purchase price for property or services, which purchase price is (i) due more than six months from the date of the incurrence of the obligation in respect thereof or (ii) evidenced by a note or similar written instrument, (e) all indebtedness in respect of any of the foregoing secured by any Security on any property or asset owned by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person, and (f) all Contingent Obligations of such Person in respect of any of the foregoing.

“Indemnified Liabilities” has the meaning specified in Clause 11.4(b) (Indemnification) of the Issuer Facility Agreement.

“Indemnified Parties” has the meaning specified in Clause 11.4(b) (Indemnification) of the Issuer Facility Agreement.

“Independent Director” means a Person who is not currently and has not been during the five years prior to his or her appointment as Independent Director:

(a)	a stockholder, member, partner, director, officer, employee, Affiliate, associate, creditor (other than the corporate services provider), franchisee, major supplier, major customer or independent contractor of any FleetCo, any OpCo or any Affiliate thereof (excluding, however, any service provided by a Person engaged as an “independent” manager or director, as the case may be); or

(b)	a Person owning directly or beneficially any outstanding shares of common stock of any FleetCo, any OpCo or any Affiliate thereof, or a stockholder, director, officer, employee, Affiliate, associate, creditor or independent contractor of such beneficial owner or any of such beneficial owner’s Affiliates or associates; or

(c)	a director, officer, employee, member or partner or member of the immediate family of, or a Person otherwise owning a direct or indirect ownership interest in, any Person described in clauses (a) or (b) above.

“Individual Concentration Excess Amounts” means the Italy Concentration Excess Amount, the Spain Concentration Excess Amount, the Non-Program Vehicle Concentration Excess Amount, the Light-Duty Truck Concentration Excess Amount, the Manufacturer Concentration Excess Amount, (up to and including the Non-RCC Expiry Date only) the Non-RCC Compliant Eligible Vehicle Concentration Excess Amount and the Non-Investment Grade (High) Program Receivable Concentration Excess Amount.

“Ineligible Vehicle” means, as of any date of determination:

(a)	a Vehicle that is owned by Dutch B FleetCo and subject to an instalment sale by Dutch B FleetCo to the Belgian Instalment Purchaser pursuant to the Belgian Master Instalment Sale and Administration Agreement that is not an Eligible Vehicle as of such date; and

(b)	a Vehicle that is owned by a FleetCo and leased by such FleetCo to any Lessee pursuant to the applicable Master Lease that is not an Eligible Vehicle as of such date.

“Initial Counterparty Required Ratings” means, with respect to any entity, rating requirements that are satisfied if such entity has a long-term rating of at least “A” by DBRS (or, if such entity is not rated by DBRS, “A2” by Moody’s or “A” by S&P).

“Initially Estimated Depreciation Charge” means, with respect to any Lease Vehicle or Instalment Sale Vehicle that is a Program Vehicle, as of any date of determination during the Estimation Period for such Lease Vehicle or Instalment Sale Vehicle, the monthly depreciation charge (expressed as a monthly Euro amount), if any, for such Lease Vehicle or Instalment Sale Vehicle reasonably estimated by the applicable FleetCo (or its designee) as of such date.

“In-Service Date” means (i) in relation to a Program Vehicle, the date on which depreciation commences with regard to such Vehicle in accordance with the terms of the relevant Manufacturer Program and (ii) in relation to a Non-Program Vehicle, the date on which such Vehicle is first available to be placed in service under the terms of the applicable Master Lease or the Belgian Master Instalment Sale and Administration Agreement.

“Insolvency Official” means a liquidator, provisional liquidator, administrator, insolvency administrator, preliminary insolvency administrator, conciliator, mandataire ad hoc, administrative receiver, sequestrator receiver, receiver and manager, examiner, interim examiner, compulsory or interim manager, moratorium supervisor, nominee, supervisor, custodian, trustee, assignee or official assignee, conservator, guardian or other similar officer in respect of such Person or any of its assets or in respect of any arrangement, compromise or composition with any creditors or any equivalent or analogous officer under the law of any jurisdiction.

“Inspection Period” has the meaning specified in Clause 2.2.6 of each Master Lease and specified in Clause 2.1(f) (Instalment Sale Vehicle Acceptance or Non-conforming Instalment Sale Vehicle Rejection) of the Belgian Master Instalment Sale and Administration Agreement.

“Instalment” means Base Instalment and Monthly Variable Instalment, collectively.

“Instalment Purchaser” means the Belgian Instalment Purchaser.

“Instalment Seller” means Dutch B FleetCo.

“Insurance Policies”:

(a)	in respect of an Instalment Sale Vehicle, has the meaning given to the term in Clause 5.1.2 (Insurance) of the Belgian Master Instalment Sale and Administration Agreement; and

(b)	otherwise, has the meaning specified in Clause 5.1.2 of each Master Lease.

“Inter-Group Transferred Vehicle” means any Lease Vehicle that, immediately prior to its Vehicle Lease Commencement Date, was owned by a member of the Hertz Group and was initially purchased by a member of the Hertz Group from an unaffiliated third party which was subsequently acquired by a FleetCo pursuant to clause 6.3 (C) of the relevant Master Lease.

“Interest Period” means a period commencing on and including the second Business Day preceding a Determination Date and ending on and including the day preceding the second Business Day preceding the next succeeding Determination Date; provided, however, that (i) the first Interest Period related to the Class B Notes shall commence on and include the Ninth Amendment Date and end on and include the day preceding the second Business Day preceding the next succeeding Determination Date, (ii) the first Interest Period related to the Class A Notes subscribed by the Royal Bank of Canada, London Branch shall commence on and include 14 May 2025 and end on and include the day preceding the second Business Day preceding the next succeeding Determination Date, and (iii) the first Interest Period related to Class C Notes shall commence on and include such Class C Notes' issuance date and end on and include the day preceding the second Business Day preceding the next succeeding Determination Date; provided further, however, that the final Interest Period with respect to the Class A Notes, Class B Notes and/or the Class C Notes shall commence on and include the second Business Day preceding the Determination Date immediately preceding the Payment Date upon which the Class A Principal Amount, Class B Principal Amount and/or Class C Principal Amount, as applicable, is reduced to zero and end on and include such Payment Date.

“Interest Rate Cap” means any interest rate cap entered into in accordance with the provisions of Clause 4.4 (Interest Rate Caps) of the Issuer Facility Agreement, including, the Interest Rate Cap Documents with respect thereto.

“Interest Rate Cap Documents” means, with respect to any Interest Rate Cap, the documentation that governs such Interest Rate Cap.

“Interest Rate Cap Provider” means the Issuer’s counterparty under any Interest Rate Cap.

“International Account Bank Agreement” means the account bank agreement entered into by, among others, the Issuer, the Dutch Account Bank, the Issuer Account Bank, the German Account Bank, the Issuer Security Trustee and the Issuer Administrator dated on or about the Signing Date and as further amended, restated or supplemented from time to time.

“Intra-Group Transfer” has the meaning specified in Clause 2.1 of Schedule 3 to each Master Lease, except for Italy, in which case it has the meaning specified in Clause 2.1 of Schedule 1 (Required Contractual Criteria for Vehicle Purchasing Agreements) to the Italian Fleet Servicing Agreement.

“Intra-Group Vehicle Purchasing Agreement” means, during the Revolving Period, an agreement pursuant to which a FleetCo (other than the German FleetCo and the Dutch B FleetCo) purchases a Non-Program Vehicle from other FleetCo or OpCo or other Affiliate of such FleetCo pursuant to Clause 6.3 of the Master Lease (except for the Italian FleetCo, in which case, pursuant to Clause 2.5 (Required Contractual Criteria) of the Italian Fleet Servicing Agreement), and in form and substance substantially the same as the template intra-group vehicle purchasing agreement set out in Schedule V (Draft Intra-Group Vehicle Purchasing Agreement) of the applicable Master Lease (except for Italy, which template is set out in Schedule 3 (Draft Intra-Group Vehicle Purchasing Agreement) of the Italian Fleet Servicing Agreement).

“Intra-Lease Lessee Transfer Schedule”:

(a)	in respect of the Instalment Seller and any Belgian Instalment Purchaser, has the meaning given to the term “Intra-Instalment Sale Transfer Schedule” specified in Clause 2.2(b) (Intra-Instalment Sale Transfers) of the Belgian Master Instalment Sale and Administration Agreement; and

(b)	otherwise, has the meaning specified in Clause 2.3.2 of each Master Lease.

“Investment Company Act” means the United States Investment Company Act of 1940, as amended.

“Investment Grade Manufacturer” means, as of any date of determination, any Manufacturer that has a Relevant DBRS Rating as of such date of at least “BBB(L)” from DBRS (or, if such Manufacturer does not have a Relevant DBRS Rating as of such date, then, a DBRS Equivalent Rating of “BBB(L)”) as of such date; provided that, upon any withdrawal or downgrade of any rating of any Manufacturer by DBRS (or, if such Manufacturer is not rated by DBRS, any Equivalent Rating Agency), such Manufacturer may, in the applicable FleetCo’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) by DBRS (or, if such Manufacturer is not rated by DBRS, such DBRS Equivalent Rating) for a period of thirty (30) days following the earlier of (x) the date on which an Authorized Officer of any FleetCo Administrator, any FleetCo or any Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the FleetCo Security Trustee notifies the applicable FleetCo Administrator in writing of such withdrawal or downgrade (as applicable).

“Investment Grade Non-Program Vehicle” means, as of any date of determination, any Eligible Vehicle manufactured by an Investment Grade Manufacturer that is not an Investment Grade Program Vehicle as of such date.

“Investment Grade Program Vehicle” means, as of any date of determination, any Program Vehicle that is:

(a)	manufactured by an Investment Grade Manufacturer (as determined as of such date of determination) that is subject to a Manufacturer Program;

(b)	subject to an agreement with a Dealer which agreement is guaranteed by an Investment Grade Manufacturer (as determined as of such date of determination); or

(c)	subject to an agreement with a Dealer which agreement is not guaranteed by an Investment Grade Manufacturer and which Dealer has the Relevant DBRS Rating or DBRS Equivalent Rating set out in the definition of “Investment Grade Manufacturer” (as determined as of such date of determination);

and, in each case, such Program Vehicle is subject to such Manufacturer Program or agreement, as applicable, on the Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date for such Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Non-Program Vehicle pursuant to Clause 2.5 (Redesignation of Vehicles) of the applicable Master Lease or Clause 2.5 (Redesignation of Vehicles) of the Belgian Master Instalment Sale and Administration Agreement as of such date.

“Investor Group” means the Class A Investor Group, Class B Investor Group and the Class C Investor Group, as applicable.

“Issuer” means International Fleet Financing No. 2 B.V., a private company with limited liability (besloten vernootschap met beperkte aansprakelijkheid) incorporated in The Netherlands and registered with the Trade Register of the Dutch Chamber of Commerce under number 34394429, with corporate seat in Amsterdam, the Netherlands and having its registered address at Fourth Floor, 3 George’s Dock, IFSC, Dublin 1, Ireland.

“Issuer Acceleration Notice” has the meaning specified in Clause 6 (Enforcement) of the Issuer Security Trust Deed.

“Issuer Account Bank” means BNP Paribas, Dublin Branch or, as the case may be, any other Acceptable Bank which would be subsequently appointed as Issuer Account Bank pursuant to the terms of the International Account Bank Agreement.

“Issuer Accounts Deed of Charge” means the deed of charge of bank accounts entered into between the Issuer and the Issuer Security Trustee dated on or about the Signing Date and as further amended, restated or supplemented from time to time.

“Issuer Account Collateral” means all the assets of the Issuer which from time to time are, or are expressed to be, the subject of the security granted under the Issuer Accounts Deed of Charge.

“Issuer Accounts” has the meaning specified in Clause 4.2(a) (Establishment of Accounts) of the Issuer Facility Agreement and for the avoidance of doubt shall exclude Capital Accounts.

“Issuer Account Mandate” means the signature authorities relating to the Issuer Accounts as amended from time to time.

“Issuer Administration Agreement” means the Issuer administration agreement entered into between the Issuer, the Issuer Administrator, the Administrative Agent and the Issuer Security Trustee dated on or about the Signing Date and as further amended, restated or supplemented from time to time.

“Issuer Administrator” means Hertz Europe Limited in its capacity as the administrator under the Issuer Administration Agreement.

“Issuer Administrator Default” has the meaning set forth in Clause 9(c) (Term of Agreement; Resignation and Removal of Issuer Administrator) of the Issuer Administration Agreement.

“Issuer Administrator Fee Amount” means, with respect to any Payment Date, an amount equal to the fees payable to the Issuer Administrator pursuant to the Issuer Administration Agreement on such Payment Date.

“Issuer Administrator Termination Notice” has the meaning given to it in Clause 1.5 (Issuer Back-Up Administrator) of the International Account Bank Agreement.

“Issuer Aggregate Asset Amount” means the aggregate of each FleetCo Aggregate Asset Amount plus the Aggregate Transaction Account Amount.

“Issuer Amendment and Restatement Deed” means the amendment and restatement deed in respect of certain Issuer Related Documents between, amongst others, the Issuer, Issuer Administrator, Issuer Security Trustee, each FleetCo, each OpCo, each FleetCo Administrator each Servicer dated on or about the Sixth Amendment Date.

“Issuer Back-Up Administrator” means TMF Administrative Services B.V. and any successor or replacement appointed pursuant to the Issuer Back-Up Administration Agreement.

“Issuer Back-Up Administration Termination Event” has the meaning set forth in Clause 5.1 of the Issuer Back-Up Administration Agreement.

“Issuer Back-Up Administration Agreement” means that certain Issuer Back-Up Administration Agreement dated on or about the Signing Date by and among the Issuer Back-Up Administrator, the Issuer, the Issuer Security Trustee and the Issuer Administrator (and as may be amended, restated or supplemented from time to time), and any successor agreement entered into with a successor back-up administrator in accordance with the foregoing agreement and the Issuer Facility Agreement.

“Issuer Back-Up Servicing Fee” has the meaning given to it in Clause 6.1(a) of the Issuer Back-Up Administration Agreement.

“Issuer Class A Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Issuer Class A Blended Advance Rate Weighting Numerator and the denominator of which is the Issuer Blended Advance Rate Weighting Denominator, in each case as of such date, provided that the Issuer Class A Blended Advance Rate shall not exceed seventy five (75) per cent.

“Issuer Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of all FleetCo AAA Components, in each case as of such date.

“Issuer Class A Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the aggregate sum of, for each FleetCo, the product of (A) the sum of such FleetCo’s FleetCo AAA Components, multiplied by (B) the relevant FleetCo Class A Blended Advance Rate, in each case as of such date.

“Issuer Class B Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Issuer Class B Blended Advance Rate Weighting Numerator and the denominator of which is the Issuer Blended Advance Rate Weighting Denominator, in each case as of such date.

“Issuer Class B Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the aggregate sum of, for each FleetCo, the product of (A) the sum of such FleetCo’s FleetCo AAA Components, multiplied by (B) the relevant FleetCo Class B Blended Advance Rate, in each case as of such date.

“Issuer Class C Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Issuer Class C Blended Advance Rate Weighting Numerator and the denominator of which is the Issuer Blended Advance Rate Weighting Denominator, in each case as of such date.

“Issuer Class C Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the aggregate sum of, for each FleetCo, the product of (A) the sum of such FleetCo’s FleetCo AAA Components, multiplied by (B) the relevant FleetCo Class C Blended Advance Rate, in each case as of such date.

“Issuer Collateral” means all of the assets which from time to time are, or are expressed to be, the subject of the Issuer Security created pursuant to the Issuer Security Documents.

“Issuer Collections” means all payments on or in respect of the Issuer Collateral.

“Issuer Co-operation Agreement” means the co-operation agreement between the Issuer, Hertz Holdings Netherlands B.V. and Wilmington Trust SP Services (Dublin) Limited dated on or about the Signing Date.

“Issuer Corporate Services Agreement” means the corporate services agreement between the Issuer and the Issuer Corporate Services Provider dated on or about the Signing Date and as further amended, restated or supplemented from time to time.

“Issuer Corporate Services Provider” means Wilmington Trust SP Services (Dublin) Limited.

“Issuer Daily Collection Report” has the meaning specified in Clause 10.1(a) (Reports and Instructions to Trustee) of the Issuer Note Framework Agreement.

“Issuer Declaration of Trust” means the declaration of trust over shares in the Issuer by the Issuer Corporate Services Provider dated 8 July 2010 as amended and restated on or about the Signing Date.

“Issuer Enforcement Notice” has the meaning specified in Clause 6 (Enforcement) of the Issuer Security Trust Deed.

“Issuer Facility Agreement” means the VFN issuance facility agreement entered into between the Issuer, the Administrative Agent, certain Committed Note Purchasers, certain Conduit Investors, certain Funding Agents for the Investor Groups and the Issuer Security Trustee dated on or about the Signing Date and as further amended, restated or supplemented from time to time.

“Issuer Fee Letter” means the Administrative Agent Fee Letter, the Class A Program Fee Letter, the Class A Up-Front Fee Letter, the Class A Restructuring Fee Letter, the Class B Program Fee Letter, the Class B Up-Front Fee Letter, the Class C Program Fee Letter and any fee letter that is entered into in connection with the Issuer Facility Agreement.

“Issuer Interest Collections” means on any date of determination, all Issuer Collections that represent interest payments on the Leasing Company Notes and the French Facility plus any amounts earned on Permitted Investments in the Issuer Interest Collection Account that are available for distribution on such date and any indemnity amounts received by the Issuer from any Related Document.

“Issuer Interest Collection Account” has the meaning specified in Clause 4.2(a) (Establishment of Accounts) of the Issuer Facility Agreement.

“Issuer IR Cap CSA Collateral Account” has the meaning specified in Clause 4.2(a) (Establishment of Accounts) of the Issuer Facility Agreement.

“Issuer L/C Cash Collateral Account” has the meaning specified in Clause 4.2(a) (Establishment of Accounts) of the Issuer Facility Agreement.

“Issuer Maximum Principal Amount” means, as of any date of determination, the sum of the Class A Maximum Principal Amount plus the Class B Maximum Principal Amount plus the Class C Maximum Principal Amount, in each case as of such date.

“Issuer Minimum Profit Amount” means €10,000 per annum.

“Issuer Note Framework Agreement” means the note framework agreement entered into between, amongst others, the Issuer and the Issuer Security Trustee dated on or about the Signing Date and as further amended, restated or supplemented from time to time.

“Issuer Notes” means the Class A Notes, the Class B Notes and the Class C Notes.

“Issuer Operating Expense Amount” means, with respect to any Payment Date, the aggregate amount of Carrying Charges on such Payment Date.

“Issuer Principal Collections” means any Issuer Collections other than Issuer Interest Collections.

“Issuer Principal Collection Account” has the meaning specified in Clause 4.2(a) (Establishment of Accounts) of the Issuer Facility Agreement.

“Issuer Priority of Payments” means the priority of payments set out in Clause 5 (Priority of Payments) of the Issuer Facility Agreement.

“Issuer Related Documents” means this Master Definitions and Construction Agreement, the Issuer Amendment and Restatement Deed, the Issuer Note Framework Agreement, the Issuer Facility Agreement, the Issuer Subordinated Facility Agreement, the Subordinated Issuer Convertible Notes Purchase Agreement, the Preference Certificate Purchase Agreement, the FCT Note Purchase Agreement, the French Payment Direction Agreement, the Issuer Administration Agreement, the Issuer Back-up Administration Agreement, the Belgian Facility Agreement, the Dutch Facility Agreement, the Spanish Facility Agreement, the German Facility Agreement, the Italian Note Purchase Agreement, the International Account Bank Agreement, the Issuer Corporate Services Agreement, the Issuer Co-operation Agreement, the Issuer Security Documents, the Tax Deed of Covenant, the Refinancing Deed of Covenant, the Interest Rate Cap Documents, the Credit Support Annex, the Risk Retention Letter, the Global Deed of Termination and Release, the Issuer Fee Letters and any other agreements relating to the issuance or purchase of the Issuer Notes.

“Issuer Repeating Representations” means the representations and warranties of the Issuer and the Issuer Administrator set out in Clause 1 and Annex I (Representations and Warranties) of the Issuer Facility Agreement and the representations and warranties of the Issuer set out in the Issuer Note Framework Agreement save for the representations and warranties set out in the following clauses in the Issuer Note Framework Agreement: (i) Sub-Clause 5.3 (No Consent); (ii) Sub-Clause 5.12 (Ownership of Shares; Subsidiary); (iii) Sub-Clause 5.15 (Centre of Main Interests); (iv) Sub-Clause 5.16 (Taxes); (v) Sub-Clause 5.17 (Capitalisation); (vi) Sub-Clause 5.20 (Beneficial Owner); (vii) Sub-Clause 5.18 (No Distributions); and (viii) Sub-Clause 5.23 (Filings).

“Issuer Reserve Account” has the meaning specified in Clause 4.2(a) (Establishment of Accounts) of the Issuer Facility Agreement.

“Issuer Secured Obligations” means the aggregate of the Issuer’s Indebtedness, liabilities and obligations which are now or may at any time hereafter be due, owing or incurred in any manner whatsoever to the Issuer Secured Parties:

(a)	whether actually or contingently, or

(b)	whether presently due or falling due at some future time,

arising under the Issuer Related Documents and the Issuer Notes, whether solely or jointly with another person, whether as principal or surely and whether or not the Issuer Secured Parties shall have been an original party to the relevant transaction and in whatever currency denominated.

“Issuer Secured Party” means each of the parties listed at Schedule 1 (Issuer Secured Parties) to the Issuer Security Trust Deed.

“Issuer Security” means the security granted pursuant to the Issuer Security Documents.

“Issuer Security Documents” means the Issuer Security Trust Deed, the Issuer Accounts Deed of Charge, the Issuer Shares Pledge, the Deed of Pledge over Convertible Notes, the Issuer Declaration of Trust, the Italian Note Accounts Security Deed, the Italian Notes Custody Agreement, the Second Ranking Deed of Pledge of Registered Shares, the Second Ranking Deed of Pledge of Convertible Notes, the Third Ranking Deed of Pledge of Registered Shares, the Third Ranking Deed of Pledge of Convertible Notes, the Fourth Ranking Deed of Pledge of Registered Shares, the Fourth Ranking Deed of Pledge of Convertible Notes, the First Supplemental Issuer Security Trust Deed, the Second Supplemental Issuer Security Trust Deed and the Third Supplemental Issuer Security Trust Deed.

“Issuer Security Trust Deed” means the security trust deed dated on or around the Signing Date entered into by the Issuer Security Trustee and the Issuer and as further amended, restated or supplemented from time to time.

“Issuer Security Trust Deed of Accession” has the meaning specified in the Issuer Security Trust Deed.

“Issuer Security Trustee” means BNP Paribas Trust Corporation UK Limited.

“Issuer Security Trustee Fee Amount” has the meaning specified in the fee letter between the Issuer Security Trustee and the Issuer.

“Issuer Shares Pledge” means the deed of pledge of registered shares of the Issuer dated on or about the Closing Date, granted by Hertz Holdings Netherlands 2 B.V. and Wilmington Trust SP Services (Dublin) Limited.

“Issuer Subordinated Facility Agreement” means the subordinated debt facility agreement entered into between the Issuer, Hertz Holdings Netherlands 2 B.V. and the Issuer Security Trustee dated on or about the Signing Date and as further amended, restated or supplemented from time to time.

“Italy Concentration Excess Amount” means, as of any date of determination, the excess, if any, of the aggregate amount of the Italian AAA Components as of such date over the Maximum Italian AAA Amount as of such date, subject to the Concentration Excess Amount Calculation Convention.

“Italy Enforcement Notice” has the meaning given to such term in Clause 8.1.1 of the Italian Master Lease Agreement.

“Italian Note Accounts Security Deed” means the Irish law governed deed of charge over securities and cash account agreement entered into between Italian Noteholder and Issuer Security Trustee dated on or about the Fifth Amendment Date and as may be amended, restated or supplemented from time to time.

“Italian Notes Custodian” means BNP Paribas S.A., Dublin Branch pursuant to the terms of the Italian Notes Custody Agreement.

“Italian Notes Custody Agreement” means the custody agreement between the Italian Noteholder and the Italian Notes Custodian dated 16 December 2022, as amended from time to time, pursuant to which the Italian Notes Securities Account and the Italian Notes Cash Account have been opened.

“Italian Notes Cash Account” means the Italian notes cash account opened with the Italian Notes Custodian and identified as such in Schedule 1 (Account Details) to the Italian Notes Custody Agreement.

“Italian Notes Securities Account” means the Italian notes securities account opened with the Italian Notes Custodian and identified as such in Schedule 1 (Account Details) to the Italian Notes Custody Agreement.

“Joinder” has the meaning specified in Annex A of the Master Lease and in Annex A of the Belgian Master Instalment Sale and Administration Agreement.

“Joinder Date” has the meaning specified in Annex A of the Master Lease and in Annex A of the Belgian Master Instalment Sale and Administration Agreement.

“L/C Cash Collateral Account Collateral” means the Issuer Account Collateral with respect to the Issuer L/C Cash Collateral Account.

“L/C Cash Collateral Account Surplus” means, with respect to any Payment Date, the lesser of (a) the Available L/C Cash Collateral Account Amount and (b) the excess, if any, of the Adjusted Liquid Enhancement Amount over the Required Liquid Enhancement Amount on such Payment Date.

“L/C Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Available L/C Cash Collateral Account Amount as of such date and the denominator of which is the Letter of Credit Amount as of such date.

“L/C Credit Disbursement” means an amount drawn under a Letter of Credit pursuant to a Certificate of Credit Demand.

“L/C Termination Disbursement” means an amount drawn under a Letter of Credit pursuant to a Certificate of Termination Demand.

“Lease Commencement Date”

(a)	in respect of the Instalment Seller and any Belgian Instalment Purchaser, means the Instalment Sale Commencement Date; and

(b)	otherwise, has the meaning specified in Clause 3.2 of the Master Lease.

“Lease Event of Default”:

(a)	in respect of the Belgian Master Instalment Sale and Administration Agreement, means an Instalment Sale Event of Default; and

(b)	otherwise, has the meaning specified in Clause 9.1 of the Master Lease.

“Lease Expiration Date”:

(a)	in relation to the Belgian Master Instalment Sale and Administration Agreement, means Instalment Sale Expiration Date; and

(b)	otherwise, has the meaning specified in Clause 3.2 of the Master Lease.

“Lease Interest Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Issuer Interest Collections that would have been deposited into the Issuer Interest Collection Account if all payments of Monthly Variable Rent and Monthly Variable Instalments required to have been made under the Master Leases and the Belgian Master Instalment Sale and Administration Agreement from but excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Issuer Interest Collections that have been received for deposit into the Issuer Interest Collection Account from but excluding the preceding Payment Date to and including such Payment Date.

“Lease Material Adverse Effect” means:

(a)	in relation to the Belgian Master Instalment Sale and Administration Agreement, an Instalment Sale Material Adverse Effect; and

(b)	otherwise, with respect to any occurrence, event or condition applicable to any party to any Master Lease:

(i)	a material adverse effect on the ability of such party to perform its obligations under such Master Lease or the applicable FleetCo Security Documents;

(ii)	a material adverse effect on the applicable Lessor’s beneficial ownership interest in the Lease Vehicles or on the ability of the applicable Lessor to grant Security on any after-acquired property that would constitute FleetCo Collateral;

(iii)	a material adverse effect on the validity or enforceability of such Master Lease; or

(iv)	a material adverse effect on the validity, perfection or priority of the lien of the FleetCo Security Trustee in the applicable FleetCo Collateral (other than in an immaterial portion of such FleetCo Collateral), other than, in each case, a material adverse effect on any priority arising due to the existence of a Permitted Security.

“Lease Payment Deficit” means either a Lease Interest Payment Deficit or a Lease Principal Payment Deficit.

“Lease Payment Deficit Notice” has the meaning specified in Clause 5.9(b) (Certain Instructions to the Issuer Security Trustee) of the Issuer Facility Agreement.

“Lease Principal Payment Carryover Deficit” means (a) for the initial Payment Date, zero and (b) for any other Payment Date, the excess, if any, of (x) the Lease Principal Payment Deficit, if any, on the preceding Payment Date over (y) all amounts deposited into the Issuer Principal Collection Account on or prior to such Payment Date on account of such Lease Principal Payment Deficit.

“Lease Principal Payment Deficit” means on any Payment Date the sum of (a) the Monthly Lease Principal Payment Deficit for such Payment Date and (b) the Lease Principal Payment Carryover Deficit for such Payment Date.

“Lease Vehicle Acquisition Schedule”

(a)	in respect of the Instalment Seller and any Belgian Instalment Purchaser, means the Instalment Sale Vehicle Acquisition Schedule; and

(b)	otherwise, has the meaning specified in Clause 2.1 (Lease Vehicle Acquisition Schedules) of the Master Lease.

“Lease Vehicles” means:

(a)	Instalment Sale Vehicles; and

(b)	as of any date of determination, each vehicle (i) that has been accepted by a Lessee in accordance with Clause 2.1(d) of the Master Lease, and (ii) as of such date the Vehicle Lease Expiration Date with respect to such vehicle has not occurred since such vehicle’s most recent Vehicle Lease Commencement Date; provided that, solely with respect to the calculation and payment of Final Base Rent, any Non-Program Vehicle Special Default Payment Amount, any Program Vehicle Special Default Payment Amount, any Casualty Payment Amount, any Early Program Return Payment Amount, any Pre-VLCD Program Vehicle Depreciation Amount, any Program Vehicle Depreciation Assumption True-up Amount, any Redesignation to Program Amount or any Redesignation to Non-Program Amount, in each case with respect to any vehicle satisfying the preceding clause (i), such vehicle shall be deemed to be a ‘Lease Vehicle’ (notwithstanding the occurrence of such Vehicle Lease Expiration Date with respect thereto) until such Final Base Rent, Non-Program Vehicle Special Default Payment Amount, Program Vehicle Special Default Payment Amount, Casualty Payment Amount, Early Program Return Payment Amount, Pre-VLCD Program Vehicle Depreciation Amount, Program Vehicle Depreciation Assumption True-up Amount, Redesignation to Program Amount or Redesignation to Non-Program Amount, as applicable, has been paid by the Lessee of such vehicle (as of such Vehicle Lease Expiration Date with respect thereto), none of which, for the avoidance of doubt, shall be payable more than once with respect to any such vehicle by such Lessee.

“Leasing Company” means each FleetCo and each Additional Leasing Company.

“Leasing Company Amortization Event” means a Belgian Instalment Purchaser Amortization Event, a Dutch Leasing Company Amortization Event, French Leasing Company Amortization Event, German Leasing Company Amortization Event, Spanish Leasing Company Amortization Event or an Italian Leasing Company Amortization Event, as applicable.

“Leasing Company Note” means the Belgian Note, the Dutch Note, German Note, Spanish Note and Italian Note, as applicable.

“Legacy NBV” means, with respect to any Lease Vehicle or Instalment Sale Vehicle that is an Inter-Group Transferred Vehicle, the net book value of such Inter-Group Transferred Vehicle, as recorded in any FleetCo’s or its designee’s computer systems as at the relevant purchase date taking into account the sum of all depreciation charges that accrued with respect to such Inter-Group Transferred Vehicle immediately prior to such purchase date, in each case calculated in accordance with U.S. GAAP.

“Legal Final Payment Date” means, in relation to each Class of Notes, the one-year anniversary of the Expected Final Payment Date.

“Legal Reservations” means:

(a)	the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)	the time barring of claims under the Limitation Act 1980, the possibility that an undertaking to assume liability for or indemnify a person against non-payment of UK stamp duty may be void and defences of set-off or counterclaim;

(c)	the required perfection of any Issuer Security and FleetCo Security;

(d)	similar principles, rights and defences under the laws of any Relevant Jurisdiction; and

(e)	any other matters which are set out as assumptions, qualifications or reservations as to matters of law in the legal opinions delivered to the Class A Committed Note Purchasers, the Class A Conduit Investors and the Class A Funding Agents from time to time.

“Lessee” means:

(a)	Belgian OpCo and each Additional Instalment Purchaser, in each case in its capacity as an instalment purchaser under the Belgian Master Instalment Sale and Administration Agreement; and

(b)	each OpCo and each Additional Lessee, in each case in its capacity as a lessee under the Master Lease.

“Lessee Resignation Notice”:

(a)	in respect of the Belgian Instalment Purchaser, an Instalment Purchaser Resignation Notice; and

(b)	otherwise, has the meaning specified in Clause 26 (Lessee Termination and Resignation) of each Master Lease.

“Lessee Resignation Notice Effective Date”:

(a)	in respect of the Belgian Instalment Purchaser, the Instalment Purchaser Resignation Notice Effective Date; and

(b)	otherwise, has the meaning specified in Clause 26 (Lessee Termination and Resignation) of the Master Lease.

“Lessor” means:

(a)	Dutch B FleetCo, in its capacity as the instalment seller under the Belgian Master Instalment Sale and Administration Agreement; and

(b)	each FleetCo, in its capacity as the lessor under the applicable Master Lease.

“Letter of Credit” means an irrevocable letter of credit, substantially in the form of Exhibit I (Form of Letter of Credit) of the Issuer Facility Agreement issued by an Eligible Letter of Credit Provider in favor of the Issuer Security Trustee for the benefit of the Noteholders; provided that, any Letter of Credit issued after the Closing Date not substantially in the form of Exhibit I (Form of Letter of Credit) of the Issuer Facility Agreement shall be subject to the written consent of the Required Noteholders.

“Letter of Credit Amount” means, as of any date of determination, the sum of (i) the aggregate amount available to be drawn as of such date under the Letters of Credit, as specified therein, and (ii) if the Issuer L/C Cash Collateral Account has been established and funded pursuant to Clause 4.2(a)(ii) (Establishment of Accounts) of the Issuer Facility Agreement, the Available L/C Cash Collateral Account Amount as of such date.

“Letter of Credit/Cash Liquid Enhancement Amount” means, as of any date of determination, the sum of (a) the Letter of Credit Amount and (b) the Available Reserve Account Amount.

“Letter of Credit/Cash Liquid Enhancement Deficiency” means, as of any date of determination, the Adjusted Letter of Credit/Cash Liquid Enhancement Amount is less than the Required Letter of Credit/Cash Liquid Enhancement Amount as of such date.

“Letter of Credit Expiration Date” means, with respect to any Letter of Credit, the expiration date set forth in such Letter of Credit, as such date may be extended in accordance with the terms of such Letter of Credit.

“Letter of Credit Liquidation Event Advance” means the amount deposited to the Issuer Reserve Account pursuant to clause 5.5(d) (Letters of Credit) of the Issuer Facility Agreement.

“Letter of Credit Provider” means each issuer of a Letter of Credit.

“Letter of Credit Reimbursement Agreement” means any and each reimbursement agreement providing for the reimbursement of a Letter of Credit Provider for draws under its Letter of Credit.

“Level 1 Minimum Liquidity Test Breach” shall occur on any date of determination where the Cashflow and Liquidity Forecast delivered on or prior to that date shows that Forecasted Liquidity for any two or more consecutive calendar weeks in the period covered by that Cashflow and Liquidity Forecast is or will be less than € 40,000,000.

“Level 2 Minimum Liquidity Test Breach” shall occur on any date of determination where the Cashflow and Liquidity Forecast delivered on or prior to that date shows that Forecasted Liquidity for any two or more consecutive calendar weeks falling within the first 8 weeks of the period covered by that Cashflow and Liquidity Forecast is or will be less than € 15,000,000.

“Liabilities” means, in respect of any person, any losses, damages, costs, charges, awards, claims, demands, expenses, judgments, actions, proceedings or other liabilities, whatsoever, including any amounts arising directly or indirectly from a breach of contract, any reasonable legal fees and any Taxes and penalties incurred by that person, together with any irrecoverable VAT charged or chargeable in respect of any of the sums referred to in this definition.

“Light-Duty Truck Concentration Excess Amount” means, as of any date of determination, the excess, if any, of the aggregate Net Book Value of all Eligible Vehicles which are light-duty trucks as of such date (and light-duty truck shall, for the avoidance of doubt, exclude vans) over the Maximum Light-Duty Truck Amount as of such date, subject to the Concentration Excess Amount Calculation Convention.

“Liquid Enhancement Amount” means, as of any date of determination, the sum of (a) the Letter of Credit Amount, (b) the Available Reserve Account Amount as of such date and (c) Class A Available Headroom Amount.

“Liquid Enhancement Deficiency” means, as of any date of determination, the Adjusted Liquid Enhancement Amount is less than the Required Liquid Enhancement Amount as of such date.

“Liquidation Co-ordination Agreement” means the Belgian Liquidation Co-ordination Agreement, the Dutch Liquidation Co-ordination Agreement, the French Liquidation Co-ordination Agreement, the German Liquidation Co-ordination Agreement, the Spanish Liquidation Co-ordination Agreement and the Italian Liquidation Co-ordination Agreement, as applicable.

“Liquidation Co-ordinator” means the Belgian Liquidation Co-ordinator, the Dutch Liquidation Co-ordinator, the French Liquidation Co-ordinator, the German Liquidation Co-ordinator, the Spanish Liquidation Co-ordinator and the Italian Liquidation Co-ordinator, as applicable.

“Liquidation Event” means, so long as such event or condition continues:

(a)	any Amortization Event with respect to the Issuer Notes described in clauses (a), (b), (d), (h) through (k), (n), (o), (p) (with respect to a failure to comply by the Administrator) or (r), (s), (t) or (v) of Clause 7.1 (Amortization Events) of the Issuer Facility Agreement that continues for fourteen (14) consecutive days (without double counting the cure period, if any, provided therein) after declaration thereof (whether by notice or automatic); or

(b)	any Amortization Event with respect to the Issuer Notes described in Clause 7.1(c) of the Issuer Facility Agreement, any Additional Leasing Company Liquidation Event or any Amortization Event specified in clauses (y) or (z) of Clause 7.1 (Amortization Events) of the Issuer Facility Agreement; or

(c)	any Amortization Event with respect to the Issuer Notes described in Clause 7.1(aa) of the Issuer Facility Agreement after declaration thereof by not less than 14 days written notice; or

(d)	the Issuer shall fail to acquire one or more Interest Rate Caps within 10 days following the Closing Date in accordance with all the requirements set out in Sub-Clause 4.4 of the Issuer Facility Agreement; or

(e)	any other event or circumstance which is expressly specified as constituting a Liquidation Event under the terms of any of the Related Document.

"Listing Agent" means Arthur Cox Listing Services Limited.

“Main Entity” means an entity that includes in its financial statements the financial accounting net income or loss of a place of business or deemed place of business in a jurisdiction outside of where the entity is located.

“Management Investors” means the collective reference to the officers, directors, employees and other members of the management of any Parent, Hertz or any of their respective Subsidiaries, or family members or relatives thereof, or trusts, partnerships or limited liability companies for the benefit of any of the foregoing, or any of their heirs, executors, successors and legal representatives, who at any date shall beneficially own or have the right to acquire, directly or indirectly, Capital Stock of Hertz or any Parent.

“Manufacturer” means each Person that has manufactured an Eligible Vehicle.

“Manufacturer Amount” means, as of any date of determination and with respect to any Manufacturer, the sum of:

(a)	the aggregate Net Book Value of all Eligible Vehicles manufactured by such Manufacturer as of such date; and

(b)	the aggregate amount of all Eligible Manufacturer Receivables with respect to such Manufacturer.

“Manufacturer Concentration Excess Amount” means, with respect to any Manufacturer as of any date of determination, the excess, if any, of the Manufacturer Amount with respect to such Manufacturer as of such date over the Maximum Manufacturer Amount with respect to such Manufacturer as of such date, subject to the Concentration Excess Amount Calculation Convention.

“Manufacturer Event of Default” means with respect to any Manufacturer , (i) there shall be Past Due Amounts owing to a FleetCo with respect to such Manufacturer in an amount equal to or in excess of the lesser of (x) €30 million and (y) the then outstanding aggregate amount of repurchase obligations of such Manufacturer under its Manufacturer Program in respect of all Vehicles, in each case, on an aggregate basis for all FleetCos and net of Past Due Amounts aggregating no more than €30 million, (A) that are the subject of a good faith dispute as evidenced in a writing by such FleetCo or the Manufacturer questioning the accuracy of amounts paid or payable in respect of certain Vehicles tendered for repurchase under a Manufacturer Program (as distinguished from any dispute relating to the repudiation by such Manufacturer generally of its obligations under such Manufacturer Program or the assertion by such Manufacturer of the invalidity or unenforceability as against it of such Manufacturer Program) and (B) with respect to which such FleetCo as the case may be, has provided adequate reserves as reasonably determined by such Person, (ii) the occurrence and continuance of an Event of Bankruptcy with respect to such Manufacturer; or (iii) the termination of such Manufacturer’s Manufacturer Program or the failure of such Manufacturer’s Repurchase Program or Guaranteed Depreciation Program to qualify as a Manufacturer Program.

“Manufacturer Percentage” means, for any Manufacturer listed in the table below, the percentage set forth opposite such Manufacturer in such table.

Manufacturer	Manufacturer Percentage
BMW	55%
Chrysler / Fiat / PSA	65%
DR Automobiles	3%
Ford	55%
GM	35%
Honda	35%
Hyundai	15%
Iveco	5%
Jaguar / Land Rover	15%

Manufacturer	Manufacturer Percentage
Kia	15%
Mazda	12.5%
Mercedes	55%
Mitsubishi	15%
Nissan	55%
Renault	55%
SAIC	5%
Subaru	15%
Suzuki	15%
Tesla	10%
Toyota	55%
Volkswagen	55%
Volvo	25%
Any other individual Manufacturer	3%

“Manufacturer Program” means at any time any Repurchase Program or Guaranteed Depreciation Program that is in full force and effect with a Manufacturer and that, in any such case, satisfies the Required Contractual Criteria.

“Manufacturer Receivable” means any amount payable to a FleetCo by a Manufacturer in respect of or in connection with the disposition of a Program Vehicle; provided that, with respect to any outstanding Manufacturer Receivable payable to any FleetCo by Daimler AG, or to Spanish FleetCo by a Non-Accepting Entity (as defined in the Spanish Master Lease), such amount shall be reduced by any payables owing from such FleetCo to Daimler AG or such Non-Accepting Entity, respectively, pursuant to the terms of the related Manufacturer Program; provided further that, the maximum amount of any such reduction shall be the amount of such outstanding Manufacturer Receivable.

“Market Value” means, with respect to each Eligible Vehicle, as of any date of determination during a calendar month:

(a)	if the Market Value Procedures with respect to such Eligible Vehicle have been completed for such month as of such date, then

(i)	the Monthly Third Party Mark, if any, for such Eligible Vehicle obtained in such calendar month in accordance with such Market Value Procedures; and

(ii)	if, pursuant to the Market Value Procedures, a Monthly Third Party Mark for such Eligible Vehicle was not obtained for such calendar month (regardless of whether such value was not obtained because (A) a Monthly Third Party Mark was not obtained in undertaking the Market Value Procedures or (B) such Eligible Vehicle experienced its Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date on or after the first day of such calendar month), then the relevant Servicer’s reasonable estimation of the fair market value of such Eligible Vehicle as of such date of determination; and

(b)	until the Market Value Procedures have been completed for such calendar month:

(i)	if such Eligible Vehicle experienced its Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date prior to the first day of such calendar month, the Market Value obtained in the immediately preceding calendar month, in accordance with the Market Value Procedures for such immediately preceding calendar month, and

(ii)	if such Eligible Vehicle experienced its Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date on or after the first day of such calendar month, then the relevant Servicer’s reasonable estimation of the fair market value of such Eligible Vehicle as of such date of determination.

“Market Value Average” means, as of any date of determination, commencing with the third Determination Date following the Closing Date, the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the average of the Non-Program Fleet Market Value as of the three preceding Determination Dates and the denominator of which is the average of the aggregate Net Book Value of all Non-Program Vehicles as of such three preceding Determination Dates.

“Market Value Procedures” means, with respect to each calendar month and each Non-Program Vehicle, on or prior to the Determination Date for such calendar month, the relevant FleetCo shall use commercially reasonable efforts (or cause the relevant FleetCo Administrator to use commercially reasonable efforts) to obtain a Monthly Third Party Mark for any such Non-Program Vehicle.

“Master Fleet Purchase Agreement” means the Belgian Master Fleet Purchase Agreement and/or the German Master Fleet Purchase Agreement.

“Master Instalment Sale Termination Notice” has the meaning specified in Clause 9.3.2 (Instalment Seller and Belgian Security Trustee Upon Instalment Sale Event of Default) of the Belgian Master Instalment Sale and Administration Agreement.

“Master Lease” means each of the Belgian Master Instalment Sale and Administration Agreement, the Dutch Master Lease, the French Master Lease, the German Master Lease, the Spanish Master Lease and/or the Italian Master Lease, as applicable.

“Master Lease Termination Notice”:

(a)	in respect of the Belgian Master Instalment Sale and Administration Agreement, means a Master Instalment Sale Termination Notice; and

(b)	otherwise, has the meaning specified in Clause 9.3.2 (Rights of Lessor Upon Lease Event of Default) of each Master Lease.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of Hertz and its Subsidiaries taken as a whole or (b) the validity or enforceability as to any of a FleetCo or the Issuer of any Related Documents or the rights or remedies of the Administrative Agent, the FleetCo Security Trustee, the Issuer Security Trustee or the Noteholders under the Related Documents or with respect to the Issuer Collateral, the Issuer Security, the FleetCo Collateral or the FleetCo Security, in each case taken as a whole.

“Material Competitive Distortion” means, in respect of the application of a specific principle or procedure under a set of generally acceptable accounting principles, an application that results in an aggregate variation of income or expense of more than €75,000,000 in a fiscal year as compared to the amount that would have been determined by applying the corresponding principle or procedure under International Financial Reporting Standards, where the fiscal year for these purposes is that for which the Ultimate Parent Entity prepares its Consolidated Financial Statements or the calendar year where the Ultimate Parent Entity does not prepare Consolidated Financial Statements.

“Maximum Investor Group Principal Amount” means the Class A Maximum Investor Group Principal Amount, the Class B Maximum Investor Group Principal Amount and the Class C Maximum Investor Group Principal Amount.

“Maximum Italian AAA Amount” means, as of any date of determination, an amount equal to the product of (a) 40.0% and (b) the total of all FleetCo AAA Components as of such date.

“Maximum Lease Termination Date” means:

(a)	in respect of an Instalment Sale Vehicle, the Maximum Instalment Sale Termination Date; and

(b)	with respect to any Lease Vehicle, the earlier of (x) the last Business Day of the month that is 48 months after the month in which the Vehicle Lease Commencement Date occurs with respect to such Lease Vehicle and (y) the last Business Day of the month that is 72 months after December 31 of the calendar year prior to the model year of such Lease Vehicle.

“Maximum Light-Duty Truck Amount” means, as of any date of determination, an amount equal to the product of (a) 7.5% and (b) the aggregate Net Book Value of all Eligible Vehicles as of such date.

“Maximum Manufacturer Amount” means, as of any date of determination and with respect to any Manufacturer, an amount equal to the product of (a) the Manufacturer Percentage for such Manufacturer and (b) the total of all FleetCo AAA Components as of such date.

“Maximum Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination and with respect to any Non-Investment Grade (High) Manufacturer, an amount equal to 7.5% of the total of all FleetCo AAA Components as of such date.

“Maximum Non-RCC Compliant Eligible Vehicle Amount” means, as of any date of determination up to and including the Non-RCC Expiry Date only, an amount equal to 30% of the aggregate Net Book Value of all Eligible Vehicles as of such date.

“Maximum Non-RCC Compliant Unpaid Vehicle Amount” means, as of any date of determination up to and including the Non-RCC Expiry Date only, an amount equal to EUR 10,000,000 as of such date.

“Maximum Repurchase Price” means, as of any date of determination, with respect to any Lease Vehicle or Instalment Sale Vehicle that is a Program Vehicle as of such date, the Repurchase Price that would be applicable with respect to such Lease Vehicle or Instalment Sale Vehicle under the terms of the related Manufacturer Program, assuming that (i) no Depreciation Charges have accrued or have been applied with respect to such Lease Vehicle or Instalment Sale Vehicle under such Manufacturer Program, (ii) the Excess Damage Charges and Excess Mileage Charges with respect to such Lease Vehicle or Instalment Sale Vehicle are zero, (iii) no minimum holding period applies with respect to such Lease Vehicle or Instalment Sale Vehicle and (iv) all other applicable requirements for return (including the return) of such Lease Vehicles or Instalment Sale Vehicles under such Manufacturer Program have been complied with.

“Maximum Spanish AAA Amount” means, as of any date of determination, an amount equal to the product of (a) 40.0% and (b) the total of all FleetCo AAA Components as of such date.

“Maximum Weighted Average Interest Cap Rate” means at any date of determination, the greatest Weighted Average Strike Rate calculated for a forward-looking period of 8 months following such date of determination.

“Measurement Month” on any Determination Date, means each complete calendar month, or the smallest number of consecutive calendar months preceding such Determination Date, in which at least 1,500 vehicles were sold to unaffiliated third parties (provided that, the Issuer, in its sole discretion, may exclude salvage sales); provided, however, that no calendar month included in a single Measurement Month shall be included in any other Measurement Month.

“Minimum Profit Amount” means the Belgian Minimum Profit Amount, the Dutch Minimum Profit Amount, the French Minimum Profit Amount, the German Minimum Profit Amount, the Spanish Minimum Profit Amount or the Italian Minimum Profit Amount, as applicable.

“Minimum Program Term End Date” means, as of any date of determination and with respect to any Lease Vehicle or Instalment Sale Vehicle that is a Program Vehicle as of such date, the date determined based on the terms of the related Manufacturer Program, assuming compliance with all of the applicable requirements of such Manufacturer Program, after which either (i) the Manufacturer may become obligated to repurchase or guarantee the amount of disposition proceeds realized with respect to such Program Vehicle or (ii) the price at which the related Manufacturer is obligated to repurchase such Lease Vehicle or Instalment Sale Vehicle or the amount of disposition proceeds that is guaranteed by such Manufacturer in respect of such Lease Vehicle or Instalment Sale Vehicle in either case pursuant to such Manufacturer Program is first reduced by the passage of time.

“Monthly Base Rent”

(a)	in respect of the Instalment Seller and any Belgian Instalment Purchaser, means Monthly Base Instalment; and

(b)	otherwise, has the meaning specified in Clause 4.2 of each Master Lease.

“Monthly Casualty Report”:

(a)	in respect of an Instalment Sale Vehicle, has the meaning specified in Clause 4.6 (Casualty; Ineligible Vehicles) of the Belgian Master Instalment Sale and Administration Agreement; and

(b)	otherwise, has the meaning specified in Clause 4.6 of each Master Lease.

“Monthly Collateral Certificate” means a Belgian Monthly Collateral Certificate, a Dutch Monthly Collateral Certificate, a French Monthly Collateral Certificate, a German Monthly Collateral Certificate, a Spanish Monthly Collateral Certificate or an Italian Monthly Collateral Certificate, as applicable.

“Monthly Default Interest Amount” means the Class A Monthly Default Interest Amount, the Class B Monthly Default Interest Amount and the Class C Monthly Default Interest Amount.

“Monthly Interest Amount” means the Class A Monthly Interest Amount, the Class B Monthly Interest Amount and the Class C Monthly Interest Amount.

“Monthly Lease Principal Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Issuer Principal Collections that would have been deposited into the Issuer Principal Collection Account if all payments required to have been made under the Master Leases and the Belgian Master Instalment Sale and Administration Agreement from but excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Issuer Principal Collections that have been received for deposit into the Issuer Principal Collection Account from but excluding the preceding Payment Date to and including such Payment Date.

“Monthly Noteholders’ Statement” means the statement delivered by the Issuer to the Administrative Agent and the Issuer Security Trustee pursuant to Clause 11.2 (Information) of the Issuer Facility Agreement.

“Monthly Servicing Certificate” means a Belgian Monthly Servicing Certificate, a Dutch Monthly Servicing Certificate, a French Monthly Servicing Certificate, a German Monthly Servicing Certificate, a Spanish Monthly Servicing Certificate and/or an Italian Monthly Servicing Certificate, as applicable.

“Monthly Third Party Mark” means, with respect to any Eligible Vehicle, as of any date the Third Party Provider obtains market values that can be used by a FleetCo, the market value of such Eligible Vehicle for the model class and model year of such Eligible Vehicle, based on the average equipment and the average mileage of each vehicle of such model class and model year as quoted in such Third Party Provider information most recently available as of such date.

“Monthly Variable Rent”:

(a)	in respect of the Instalment Seller and any Belgian Instalment Purchaser, means Monthly Variable Instalment; and

(b)	otherwise, has the meaning specified in Clause 4.5 of the Master Lease.

“Moody’s” means Moody’s Investors Service.

“Motor Third Party Liability Cover”:

(a)	in respect of an Instalment Sale Vehicle, has the meaning given to the term in Clause 5.1.2 (Insurance) of the Belgian Master Instalment Sale and Administration Agreement;

(b)	otherwise, has the meaning specified in Clause 5.1.2 of the Master Lease.

“MSRP” means as of any date of determination, with respect to each Lease Vehicle and Instalment Sale Vehicle, the Manufacturer’s suggested retail price for such Lease Vehicle or Instalment Sale Vehicle, as determined by the Servicer or (in the case of an Instalment Sale Vehicle) the relevant Instalment Sale Administrator, in each case in its reasonable discretion based on such Lease Vehicle’s or Instalment Sale Vehicle’s characteristics.

“Net Book Value” means, with respect to any Lease Vehicle or Instalment Sale Vehicle, as of any date of determination, the excess (if any) of (i) the Capitalized Cost of such Lease Vehicle or Instalment Sale Vehicle over (ii) the Accumulated Depreciation with respect to such Lease Vehicle, in each case as of such date, provided that for the purposes of determining the purchase price of an Inter-Group Transferred Vehicles, the Net Book Value shall be the Legacy NBV.

“Net VAT Receivables” means VAT Receivables less VAT Payables.

“Ninth Amendment Date” means the Ninth Amendment Date as defined in the amendment deed in respect of certain issuer level related documents dated on or around ________________ 2025.

“Non-conforming Instalment Sale Vehicle” means any vehicle made available for instalment sale by the Instalment Seller to the Belgian Instalment Purchaser pursuant to an Instalment Sale Vehicle Acquisition Schedule that does not conform in all material respects to the Basic Instalment Sale Vehicle Information with respect to such vehicle.

“Non-conforming Lease Vehicle” means:

(a)	in respect of the Instalment Seller and the Belgian Instalment Purchaser, a Non-conforming Instalment Sale Vehicle; and

(b)	otherwise, any vehicle made available for lease by a Lessor to the applicable Lessee pursuant to a Lease Vehicle Acquisition Schedule that does not conform in all material respects to the Basic Lease Vehicle Information with respect to such vehicle.

“Non-Extending Purchaser” has the meaning specified in Clause 2.6(c) (Procedures for Extension Consents) of the Issuer Facility Agreement.

“Non-Franchisee Third Party Sublease Contractual Criteria” means, with respect to the sublease of Lease Vehicles by a Lessee or sublease of an Instalment Sale Vehicle by the Belgian Instalment Purchaser to a Person other than a franchisee, the related sublease:

(a)	states in writing that it is subject to the terms and conditions of, as the case may be, the Master Lease or the Belgian Master Instalment Sale and Administration Agreement and is subject and subordinate in all respects, as the case may be, to the Master Lease or to the Belgian Master Instalment Sale and Administration Agreement;

(b)	does not permit the termination date for such subleased Lease Vehicles or Instalment Sale Vehicles under such sublease to exceed the Maximum Lease Termination Date or Maximum Instalment Sale Termination Date with respect to such Lease Vehicle or Instalment Sale Vehicle under the Master Lease or the Belgian Master Instalment Sale and Administration Agreement;

(c)	other than renting such subleased Lease Vehicles or Instalment Sale Vehicles to customers in the ordinary course of such Person’s business, prohibits such Person from subleasing such Lease Vehicles or Instalment Sale Vehicles or otherwise assigning any of its rights with respect to such Lease Vehicles or Instalment Sale Vehicles or assigning any of its rights or obligations in, to or under such sublease;

(d)	limits such sublessee’s use of such subleased Lease Vehicles or Instalment Sale Vehicle to primarily in the Relevant Jurisdiction (which will include all normal course movements of vehicles across borders in connection with customer rentals and following any such movements until convenient to return such Lease Vehicles or Instalment Sale Vehicles to the Relevant Jurisdiction, in each case in the sublessee’s course of business);

(e)	requires such sublessee to report the location of such subleased Lease Vehicles or Instalment Sale Vehicles no less frequently than weekly and grant inspection rights to the applicable Lessee upon reasonable request of such Lessee;

(f)	prohibits such sublessee from using any such subleased Lease Vehicles or Instalment Sale Vehicles in violation of any laws or regulations or contrary to the provisions of any applicable insurance policy;

(g)	contains an express acknowledgement and agreement from such sublessee that each such subleased Lease Vehicle or Instalment Sale Vehicle is at all times the property of the applicable Lessor or the Instalment Seller and that such sublessee acquires no right, title or interest in or to such Lease Vehicle or Instalment Sale Vehicle except a leasehold interest with respect to such subleased Lease Vehicle or Instalment Sale Vehicle, subject to the Master Lease or the Belgian Master Instalment Sale and Administration Agreement;

(h)	allows the applicable Lessor or such Lessee or the Instalment Seller or Belgian Instalment Purchaser, upon the occurrence of an event of default pursuant to such sublease, to enter the premises where such subleased Lease Vehicles or Instalment Sale Vehicles may be located and take possession of such subleased Lease Vehicles or Instalment Sale Vehicles;

(i)	contains an express covenant from such sublessee that prior to the date that is one year and one day after the payment of the latest maturing associated FleetCo Note, it will not institute against or join with any other Person in instituting against the applicable Lessor or the Instalment Seller or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any national or state bankruptcy or similar law;

(j)	states that such sublease shall terminate upon the termination of the Master Lease or the Belgian Master Instalment Sale and Administration Agreement;

(k)	requires that the Lease Vehicles or Instalment Sale Vehicles subleased under such sublease must primarily be used in the course of such Person’s daily car rental business;

(l)	is with a sublessee that is located in the same jurisdiction as the applicable Lessee;

(m)	does not conflict with any terms of the applicable Master Lease or the Belgian Master Instalment Sale and Administration Agreement;

(n)	prohibits the transfer of title or proprietary interest in the Lease Vehicles or Instalment Sale Vehicles subject to the sublease;

(o)	contains a statement of acknowledgment of the security granted to the FleetCo Security Trustee pursuant to the FleetCo Security Documents;

(p)	may only be entered into if no Belgian Instalment Purchaser Amortization Event or Leasing Company Amortization Event has occurred or is continuing immediately prior to the entry into such sublease; and

(q)	may only be entered into if, to the knowledge of the applicable Lessee immediately prior to the entry into such sublease, no Event of Bankruptcy has occurred in respect of the sublessee.

“Non-Investment Grade (High) Manufacturer” means, as of any date of determination, any Manufacturer that (a) has a Relevant DBRS Rating as of such date (i) less than “BBB(L)” from DBRS and (ii) at least “BB(L)” from DBRS, or (b) if such Manufacturer does not have a Relevant DBRS Rating as of such date, then has a DBRS Equivalent Rating of (i) less than “BBB(L)” as of such date and (ii) at least “BB(L)” as of such date; provided that, upon any withdrawal or downgrade of any rating of any Manufacturer by DBRS (or, if such Manufacturer is not rated by DBRS, any Equivalent Rating Agency), such Manufacturer may, in any FleetCo’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) by DBRS (or, if such Manufacturer is not rated by DBRS, such Equivalent Rating Agency) for a period of thirty (30) days following the earlier of (i) the date on which an Authorized Officer of any FleetCo Administrator, any Lessor, the Instalment Seller, any Servicer or any Instalment Sale Administrator obtains actual knowledge of such withdrawal or downgrade (as applicable) and (ii) the date on which the Issuer Security Trustee notifies the FleetCo Administrators in writing of such withdrawal or downgrade (as applicable).

“Non-Investment Grade (High) Program Receivable Concentration Excess Amount” means, with respect to any Non-Investment Grade (High) Manufacturer, as of any date of determination, the excess, if any, of the Eligible Non-Investment Grade (High) Program Receivable Amount with respect to such Non-Investment Grade (High) Manufacturer as of such date over the Maximum Non-Investment Grade (High) Program Receivable Amount with respect to such Non-Investment Grade (High) Manufacturer as of such date, subject to the Concentration Excess Amount Calculation Convention.

“Non-Investment Grade (High) Program Vehicle” means, as of any date of determination, any Program Vehicle that is:

(a)	subject on the Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date for such Vehicle to an agreement with a Dealer which agreement is not guaranteed by an Investment Grade Manufacturer and which Dealer has the Relevant DBRS Rating or DBRS Equivalent Rating set out in the definition of “Non-Investment Grade (High) Manufacturer” (as determined as of such date of determination); or

(b)	manufactured by a Non-Investment Grade (High) Manufacturer (as determined as of such date of determination) that is or was subject to a Manufacturer Program on the Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date for such Program Vehicle, in each case, unless it has been redesignated (and as of such date remains so designated) as a Non-Program Vehicle pursuant to Clause 2.5 (Redesignation of Vehicles) of the applicable Master Lease or Clause 2.5 (Redesignation of Vehicles) of the Belgian Master Instalment Sale and Administration Agreement as of such date.

“Non-Investment Grade (Low) Manufacturer” means, as of any date of determination, any Manufacturer that has a Relevant DBRS Rating as of such date of less than “BB(L)” from DBRS (or, if such Manufacturer does not have a Relevant DBRS Rating as of such date, a DBRS Equivalent Rating of “BB(L)”) as of such date; provided that, upon any withdrawal or downgrade of any rating of any Manufacturer by DBRS (or, if such Manufacturer is not rated by DBRS, any DBRS Equivalent Rating), such Manufacturer may, in any FleetCo’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) DBRS (or, if such Manufacturer is not rated by DBRS, such Equivalent Rating Agency) for a period of thirty (30) days following the earlier of (x) the date on which any FleetCo Administrator, any FleetCo or any Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the Issuer Security Trustee notifies the FleetCo Administrators in writing of such withdrawal or downgrade (as applicable).

“Non-Investment Grade (Low) Program Vehicle” means, as of any date of determination, any Program Vehicle that is:

(a)	subject on the Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date for such Vehicle to an agreement with a Dealer which agreement is not guaranteed by an Investment Grade Manufacturer and which Dealer has either (x) the Relevant DBRS Rating or DBRS Equivalent Rating set out in the definition of “Non-Investment Grade (Low) Manufacturer” (as determined as of such date of determination) or (y) no rating (as determined as of such date of determination); or

(b)	manufactured by a Non-Investment Grade (Low) Manufacturer (as determined as of such date of determination) that is or was subject to a Manufacturer Program on the Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date for such Program Vehicle, in each case, unless it has been redesignated (and as of such date remains so designated) as a Non-Program Vehicle pursuant to Clause 2.6 (Redesignation of Vehicles) of the applicable Master Lease or Clause 2.5 (Redesignation of Vehicles) of the Belgian Master Instalment Sale and Administration Agreement as of such date.

“Non-Investment Grade Non-Program Vehicle” means, as of any date of determination, any Eligible Vehicle that (i) was manufactured by a Non-Investment Grade (High) Manufacturer or a Non-Investment Grade (Low) Manufacturer and (ii) is not a Non-Investment Grade (High) Program Vehicle or a Non-Investment Grade (Low) Program Vehicle, in each case as of such date.

“Non-Program Fleet Market Value” means, with respect to all Non-Program Vehicles as of any date of determination, the sum of the respective Market Values of each such Non-Program Vehicle as of such date.

“Non-Program Vehicle” means, as of any date of determination, an Eligible Vehicle that is not a Program Vehicle as of such date.

“Non-Program Vehicle 3-month Look-back Concentration Failure Percentage” means, as of any date of determination, a percentage equal to the greater of (i) the Non-Program Vehicle Rolling 3-month Look-back Average less (A) during the period from and including the Sixth Amendment Date to and including 30 April 2027, 75%; or (B) at any other time, 65%; and (ii) zero.

“Non-Program Vehicle Concentration Excess Amount” means, as of any date of determination, the product of the Non-Program Vehicle 3-month Look-back Concentration Failure Percentage as of such date multiplied by the aggregate Net Book Value of all Eligible Vehicles as of such date, subject to the Concentration Excess Amount Calculation Convention.

“Non-Program Vehicle Disposition Proceeds Percentage Average” means, with respect to any Measurement Month, commencing on the third Determination Date following the Closing Date, the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds (excluding VAT) paid or payable in respect of all Non-Program Vehicles that are sold (i) by all Fleetcos, or (ii) following the sale or disposition by all FleetCos to their relevant OpCos, by such OpCos, to unaffiliated third parties (excluding salvage sales), during such Measurement Month and the two Measurement Months preceding such Measurement Month and the denominator of which is the excess, if any, of the aggregate Net Book Values of such Non-Program Vehicles on the dates of their respective sales over the aggregate Final Base Rent and Final Base Instalments (without double counting) with respect such Non-Program Vehicles.

“Non-Program Vehicle Report” means the report to be delivered by the Issuer pursuant to the Issuer Security Trustee pursuant to paragraph 27 (Non-Program Vehicle Report) of Annex 2 (Covenants) of the Issuer Facility Agreement.

“Non-Program Vehicle Rolling 3-month Look-back Average” means, as of any date of determination the percentage equivalent of a fraction, the numerator of which is the daily average Net Book Value of all Non-Program Vehicles during the prior three (3) calendar months and the denominator of which is the daily average Net Book Value of all Eligible Vehicles during the prior three (3) calendar months, provided that from the Eighth Amendment Date only, the reference to Net Book Value of all Non-Program Vehicles in this definition shall exclude the Belgian Fleet Seller Buy-Back Vehicles.

“Non-Program Vehicle Special Default Payment Amount” means, with respect to any Payment Date and any (i) Lease Vehicle or Instalment Sale Vehicle (a) that was a Non-Program Vehicle as of its Vehicle Lease Expiration Date or Vehicle Instalment Sale Expiration Date, (b) the Vehicle Lease Expiration Date or Vehicle Instalment Sale Expiration Date for which occurred during the Related Month with respect to such Payment Date, (c) the Vehicle Lease Expiration Date or Vehicle Instalment Sale Expiration Date for which did not occur due to a sale by the applicable FleetCo pursuant to the applicable Master Lease, the Belgian Master Instalment Sale and Administration Agreement or applicable Vehicle Purchasing Agreement, and (d) that did not become a Casualty or an Ineligible Vehicle during such Related Month, an amount equal to (I) the sum of all Program Vehicle Special Default Payment Amounts payable by the Lessees on such Payment Date and the eleven (11) Payment Dates preceding such Payment Date divided by (II) the number of Program Vehicles that were turned back to Manufacturers or sold through auctions conducted by or through Manufacturers during the twelve (12) Related Months with respect to such twelve (12) Payment Dates and (ii) any other Lease Vehicle or Instalment Sale Vehicle, zero.

“Non-RCC Compliant Eligible Vehicle” means, as at any date of determination, a Non-Program Vehicle that is owned by a FleetCo (and, for the avoidance of doubt, for which the purchase price has been paid in full by or on behalf of such FleetCo) and that such FleetCo acquired from an Auction Seller or Dealer (or, in the case of Dutch B FleetCo, from OpCo itself who acquired it from a Supplier) without being required to comply with the Required Contractual Criteria provided that certain conditions were met in accordance with and pursuant to the applicable Master Lease or Belgian Master Fleet Purchase Agreement.

“Non-RCC Compliant Eligible Vehicle Concentration Excess Amount” means, as of any date of determination up to and including the Non-RCC Expiry Date, the excess, if any, of the aggregate Net Book Value of all Non-RCC Compliant Eligible Vehicles over the Maximum Non-RCC Compliant Eligible Vehicle Amount as of such date, subject to the Concentration Excess Amount Calculation Convention.

“Non-RCC Compliant Unpaid Vehicle Concentration Excess Amount” means, as of any date of determination up to and including the Non-RCC Expiry Date, the excess, if any, of the aggregate Net Book Value of all Vehicles where the Vehicles have been delivered to or to the order of a FleetCo by an Auction Seller or Dealer pursuant to a Vehicle Purchasing Agreement but for which the full purchase price payable by or on behalf of such FleetCo has not yet been paid by or on behalf of such FleetCo, over the Maximum Non-RCC Compliant Unpaid Vehicle Amount.

“Non-RCC Expiry Date” means 30 April 2027.

“Note Register” has the meaning set out in Clause 2.6 (Note Register) of the Issuer Note Framework Agreement.

“Noteholder” means the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, as applicable.

“Noteholder Statement AUP” has the meaning specified in paragraph 6 (Noteholder Statement AUP) of Annex 2 (Covenants) of the Issuer Facility Agreement.

“Noteholder Territory” means the jurisdiction in which the Noteholder or relevant Payee is registered, incorporated or created or, if different, where the Noteholder or relevant Payee has its place of effective management.

“Notice of Reduction” means a notice in the form of Annex G to a Letter of Credit.

“Officer’s Certificate” means (i) with respect to any Person, a certificate signed by an authorized officer of such Person and (ii) with respect to any Affiliate of Hertz, a certificate signed by an Authorized Officer of such Affiliate.

“Official Body” has the meaning specified in the definition of “Change in Law”.

“Onward Purchase Price” means:

(a)	in relation to the German Master Fleet Purchase Agreement, the purchase price payable by German FleetCo to German OpCo for a Relevant Vehicle which, for the avoidance of doubt, shall be equal to the Initial Purchase Price and (if necessary) calculated by way of break-down of the aggregate price for each type of Vehicles subject to the respective Purchase Offer.

(b)	in relation to the Belgian Master Fleet Purchase Agreement, the purchase price payable by Dutch B FleetCo to Belgian OpCo for a Relevant Vehicle which, for the avoidance of doubt, shall be equal to the Belgian Initial Purchase Price and (if necessary) calculated by way of break-down of the aggregate price for each type of Vehicles subject to the respective Purchase Offer, which amount shall include any VAT.

“OpCo” means each of Belgian OpCo, Dutch OpCo, French OpCo, German OpCo, Spanish OpCo and/or Italian OpCo, as applicable.

“Operating Expense Amount” means, with respect to any Payment Date, the sum (without duplication) of (a) the aggregate amount of Carrying Charges on such Payment Date (excluding any Carrying Charges payable to the Noteholders, the Administrative Agent or the Funding Agents) and (b) the aggregate amount of FleetCo Carrying Charges, if any, payable by the Issuer on such Payment Date (excluding any Carrying Charges payable to the Noteholders).

“Opinion of Counsel” means a written and signed opinion from legal counsel who is acceptable to the Issuer Security Trustee. If acceptable to the Issuer Security Trustee, the counsel may be an employee of or counsel to Hertz or any of its Affiliates, as the case may be. For the avoidance of doubt, the term ‘Opinion of Counsel’ shall not include any opinion not bearing a handwritten signature.

“Outstanding” means in relation to the Issuer Notes or the FleetCo Notes, as of any date of determination, all of the Issuer Notes, or all of the FleetCo Notes (as applicable) that have been issued and not redeemed or purchased and cancelled by the Issuer or the relevant FleetCo (as applicable).

“Parent” means any of HGH, Holdings, and any Other Parent, and any other Person that is a Subsidiary of HGH, Holdings, or any Other Parent and of which Hertz is a Subsidiary. As used herein, “Other Parent” means a Person of which Hertz becomes a Subsidiary after the Closing Date and that is designated by Hertz as an “Other Parent”; provided that, either (x) immediately after Hertz first becomes a Subsidiary of such Person, more than 50% of the Voting Stock of such Person shall be held by one or more Persons that held more than 50% of the Voting Stock of Hertz or a Parent of Hertz immediately prior to Hertz first becoming such Subsidiary or (y) such Person shall be deemed not to be an Other Parent for the purpose of determining whether a Change of Control shall have occurred by reason of Hertz first becoming a Subsidiary of such Person.

“Past Due Amounts” means, with respect to any Manufacturer, the amount that such Manufacturer shall have failed to pay when due under such Manufacturer’s Manufacturer Program with respect to an Eligible Vehicle turned in to such Manufacturer with respect to which such failure shall have continued for more than one hundred and twenty (120) days following the Due Date.

“Past Due Rent Payment” means, with respect to any Lease Payment Deficit and any Lessee, any payment of Rent or other amounts payable by such Lessee under any Lease with respect to which such Lease Payment Deficit applied, which payment occurred on or prior to the fifth Business Day after the occurrence of such Lease Payment Deficit and which payment is in satisfaction (in whole or in part) of such Lease Payment Deficit.

“Past Due Rental Payments Priorities” means the priorities of payments set forth in Clause 5.6 (Past Due Rental Payments) of the Issuer Facility Agreement.

“Payee” in respect of a payment means an individual or a person, undertaking, agreement, trust or other arrangement that has legal personality under the laws of the territory in which it is established or an association of persons recognised under the laws of the territory in which it is established as having the capacity to perform legal acts or any other legal arrangement of whatever nature or form, that owns or manages assets, or a permanent establishment of one of the aforementioned:

(a)	which receives that payment or is treated as receiving that payment under the laws of any territory, other than where that payment is received or treated as being received, as the case may be, in a fiduciary or representative capacity;

(b)	to whom some or all of the profits or gains of an entity are treated as arising or accruing for the purposes of tax charged under the tax law of a territory or would be so treated but for an insufficiency of profits or gains, where under the tax law of another territory some or all of the profits or gains of that entity are treated as arising or accruing to the entity on its own account or would be so treated but for an insufficiency of profits;

(c)	to the benefit of which the payment is treated as arising or accruing under the laws of any territory; or

(d)	on which a CFC Charge is made by reference to that payment or, on which a charge is made under the laws of a territory, other than the State, which is similar to a CFC Charge.

“Payment Date” means, the 25th day of each calendar month, or if such day is not a Business Day, the next succeeding Business Day, with the first Payment Date being November 26, 2018.

“Payment Date Available Interest Amount” means, with respect to each Interest Period, the sum of the Daily Interest Allocations for each Deposit Date in such Interest Period.

“Payment Date Interest Amount” means, with respect to each Payment Date, the sum (without duplication) of the amounts payable pursuant to Clauses 5.3(a) through (e) (Application of Funds in the Interest Collection Account) of the Issuer Facility Agreement.

“Permitted Holders” means any of the following: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) whose status as a “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) constitutes or results in a Change of Control that has been consented to by Noteholders holding more than 66⅔% of the Principal Amount, and any Affiliate thereof, (ii) any of the Management Investors, (iii) the Plan Sponsors, (iv) any “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of which any of the Persons specified in clauses (i) to (iii) above is a member (provided that (without giving effect to the existence of such “group” or any other “group”) one or more of such Persons collectively have beneficial ownership, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the relevant Parent entity held by such “group”), and any other Person that is a member of such “group” and (v) any Person acting in the capacity of an underwriter in connection with a public or private offering of Capital Stock of Holdings or any Subsidiary thereof or any Parent entity.

“Permitted Investment Qualifying Country” means any of Austria, Belgium, Canada, the Channel Islands, Denmark, Finland, France, Germany, Iceland, the Republic of Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom or the United States of America and any other country which has a Moody’s local currency country risk ceiling of, at the time of acquisition of the relevant Permitted Investment, at least “Baa2” or “P-2” by Moody’s and the foreign currency country issuer rating of which is rated, at the time of acquisition of the relevant Permitted Investment, at least “BBB-” by S&P.

“Permitted Investments” means negotiable instruments or securities, payable in Euros, represented by instruments in bearer or registered in book-entry form which evidence:

(a)	obligations the full and timely payment of which are to be made by or is fully guaranteed by a Permitted Investment Qualifying Country or any agency or instrumentality of a Permitted Investment Qualifying Country, other than financial contracts whose value depends on the values or indices of asset values;

(b)	demand deposits of, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of a Permitted Investment Qualifying Country whose short-term debt is rated “P-1” by Moody’s and “A-1+” by S&P and subject to supervision and examination by governmental banking or depositary institution authorities; provided, however, that at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from S&P of “A 1+” and a credit rating from Moody’s of “P-1” in the case of certificates of deposit or short-term deposits, or a rating from S&P not lower than “AA” and a rating from Moody’s not lower than “Aa2” in the case of long-term unsecured obligations;

(c)	commercial paper having, at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, a rating from S&P of “A-1+” and a rating from Moody’s of “P-1”;

(d)	bankers’ acceptances issued by any depositary institution or trust company described in paragraph (b) above;

(e)	investments in money market funds rated “AAAm” by S&P and “Aaa-mf” by Moody’s, or otherwise approved in writing by S&P or Moody’s, as applicable;

(f)	Eurodollar time deposits having a credit rating from S&P of “A 1+” and a credit rating from Moody’s of “P-1”; and

(g)	repurchase agreements involving any of the Permitted Investments described in paragraphs (a) and (f) above and the certificates of deposit described in paragraph (b) above which are entered into with a depository institution or trust company, having a commercial paper or short-term certificate of deposit rating of “A-1+” by S&P and “P-1” by Moody’s.

“Permitted Lessee” means:

(a)	in the case of the Belgian Master Instalment Sale and Administration Agreement, a Permitted Instalment Purchaser; and

(b)	otherwise, has the meaning specified in Clause 12 of each Master Lease.

“Permitted Security” means (i) Security for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (ii) mechanics’, materialmen’s, landlords’, warehousemen’s and carriers’ Security, and other Security imposed by law, securing obligations that are not more than thirty (30) days past due or are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, and (iii) Security in favor of the Issuer Security Trustee pursuant to any Issuer Related Document or in favour of the FleetCo Security Trustee pursuant to any FleetCo Related Document.

“Person” means any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company, joint stock company, corporation, trust, unincorporated organization or Governmental Authority.

“Plan Sponsors” means collectively, certain funds and accounts managed or advised by Knighthead Capital Management, LLC or one of its Controlled Investment Affiliates (“Knighthead”) and certain funds and accounts managed or advised by Certares Opportunities LLC or one of its Controlled Investment Affiliates (“Certares”) and CK Amarillo LP, a Delaware limited partnership formed by Certares and Knighthead.

“Potential Amortization Event” means any occurrence or event that, with the giving of notice, the passage of time or both, would constitute an Amortization Event.

“Potential Instalment Sale Event of Default” means any occurrence or event that, with the giving of notice, the passage of time or both, would constitute an Instalment Sale Event of Default.

“Potential Lease Event of Default”

(a)	in respect of the Belgian Master Instalment Sale and Administration Agreement, a Potential Instalment Sale Event of Default; and

(b)	otherwise, means any occurrence or event that, with the giving of notice, the passage of time or both, would constitute a Lease Event of Default.

“Potential Leasing Company Amortization Event” means a Belgian Potential Instalment Purchaser Amortization Event, Dutch Potential Leasing Company Amortization Event, French Potential Leasing Company Amortization Event, German Potential Leasing Company Amortization Event, Spanish Potential Leasing Company Amortization Event or Italian Potential Leasing Company Amortization Event, as applicable.

"PRA Rulebook" means the rulebook of published policy of the UK PRA.

"PRA Securitisation Rules" means the Securitisation Part of the PRA Rulebook.

“Preference Certificates” means the preferred equity note certificates issued by the Issuer on or about the Closing Date.

“Preference Certificate Purchase Agreement” means the purchase agreement relating to the Preference Certificates, dated on or about the Signing Date between the Issuer and Hertz Holdings Netherlands B.V.

“Pre-VLCD Program Vehicle Depreciation Amount” means, as of any date of determination, with respect to (a) any Lease Vehicle or Instalment Sale Vehicle that was a Program Vehicle as of the Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date with respect to such Lease Vehicle or Instalment Sale Vehicle and was not, prior to such Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date, leased or subject to an instalment sale by a FleetCo or any Affiliate thereof to the relevant OpCo or any Affiliate thereof, an amount equal to the excess, if any, of (i) the depreciation charges scheduled to accrue pursuant to the terms of the Manufacturer Program with respect to such Lease Vehicle or Instalment Sale Vehicle, if any, prior to such Vehicle Lease Commencement Date or Vehicle Instalment Sale Commencement Date over (ii) all payments in respect of clause (i) made by the applicable Lessees or the Belgian Instalment Purchaser to the applicable FleetCo pursuant to Clause 4.7.1 of the applicable Master Lease or Clause 4.7.1 of the Belgian Master Instalment Sale and Administration Agreement or Clause 4.9 of the applicable Master Lease or Clause 4.9 of the Belgian Master Instalment Sale and Administration Agreement on or prior to such date and (b) any other Lease Vehicle or Instalment Sale Vehicle, zero.

“Principal Amount” means, as of any date of determination, the sum of the Class A Principal Amount, the Class B Principal Amount and the Class C Principal Amount, in each case as of such date.

“Principal Collection Account Amount” means, as of any date of determination, the amount of cash on deposit in and Permitted Investments credited to the Issuer Principal Collection Account as of such date.

“Principal Deficit Amount” means, on any date of determination, the excess, if any, of (a) the Adjusted Principal Amount on such date over (b) the Issuer Aggregate Asset Amount on such date.

“Pro Rata Share” means, with respect to each Letter of Credit issued by any Letter of Credit Provider, as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Letters of Credit as of such date; provided, that solely for purposes of calculating the Pro Rata Share with respect to any Letter of Credit Provider as of any date, if the related Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under such Letter of Credit made prior to such date, the available amount under such Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by Hertz for such amount (provided that the foregoing calculation shall not in any manner reduce a Letter of Credit Provider’s actual liability in respect of any failure to pay any demand under any of its Letters of Credit).

“Program Maximum Term” means, as of any date of determination and with respect to any Lease Vehicle or Instalment Sale Vehicle which is a Program Vehicle, the latest date determined based on the terms of the related Manufacturer Program, assuming compliance with all of the requirements of such Manufacturer Program, by which either (i) the Manufacturer/Dealer may become obliged to repurchase or guarantee the amount of disposition proceeds realized with respect to such Program Vehicle or (ii) the price at which the related Manufacturer/Dealer is obligated to repurchase such Lease Vehicle or Instalment Sale Vehicle or the amount of disposition proceeds that is guaranteed by such Manufacturer/Dealer in respect of such Lease Vehicle or Instalment Sale Vehicle in either case pursuant to such Manufacturer Program is first reduced by the passage of time.

“Program Minimum Term” means, as of any date of determination and with respect to any Lease Vehicle or Instalment Sale Vehicle which is a Program Vehicle, the date determined based on the terms of the related Manufacturer Program, assuming compliance with all of the requirements of such Manufacturer Program, after which either (i) the Manufacturer/Dealer may become obliged to repurchase or guarantee the amount of disposition proceeds realized with respect to such Program Vehicle or (ii) the price at which the related Manufacturer/Dealer is obligated to repurchase such Lease Vehicle or Instalment Sale Vehicle or the amount of disposition proceeds that is guaranteed by such Manufacturer/Dealer in respect of such Lease Vehicle or Instalment Sale Vehicle in either case pursuant to such Manufacturer Program is first reduced by the passage of time.

“Program Support Provider” means a Class A Program Support Provider and/or a Class B Program Support Provider, as applicable.

“Program Vehicle” means, as of any date of determination, an Eligible Vehicle that is (i) eligible under, and subject to, a Manufacturer Program as of such date and (ii) not designated as a Non-Program Vehicle pursuant to a Master Lease or the Belgian Master Instalment Sale and Administration Agreement as of such date.

“Program Vehicle Depreciation Assumption True-Up Amount” means, as of any date of determination, with respect to:

(a)	any Lease Vehicle or Instalment Sale Vehicle (x) that was a Program Vehicle as of the Vehicle Lease Commencement Date or Vehicle Instalment Sale Vehicle for such Lease Vehicle or Instalment Sale Vehicle, and (y) to which an Estimation Period applied, during which one or more calendar months ended, and which Estimation Period has ended as of such date, an amount equal to:

(i)	an amount equal to the aggregate of all Base Rent or Base Instalments that would have been paid with respect to such Lease Vehicle or Instalment Sale Vehicle calculated utilizing the Depreciation Charge that would have been applicable to such Lease Vehicle or Instalment Sale Vehicle pursuant to the Manufacturer Program related to such Lease Vehicle or Instalment Sale Vehicle for the period during which such Initially Estimated Depreciation Charges were utilized, had such Depreciation Charge been known, or otherwise available, to the Servicer during such period; minus

(ii)	the aggregate of all Monthly Base Rent or Monthly Base Instalments with respect to such Lease Vehicle or Instalment Sale Vehicle paid or payable prior to such date calculated utilizing the Initially Estimated Depreciation Charges with respect to such Lease Vehicle or Instalment Sale Vehicle; and

(b)	any other Lease Vehicle or Instalment Sale Vehicle, zero.

“Program Vehicle Special Default Payment Amount” means, with respect to any Payment Date and any Lease Vehicle or Instalment Sale Vehicle (a) that was a Program Vehicle on its Turnback Date and (b) with respect to which such Turnback Date occurred during the Related Month with respect to such Payment Date, an amount equal to the sum of the Excess Damage Charges and Excess Mileage Charges with respect to such Lease Vehicle or Instalment Sale Vehicle, if any.

“Prospectus Regulation” means Regulation (EU) 2017/1129 (as amended).

“Public/Product Liability Cover”:

(a)	in relation to an Instalment Sale Vehicle, has the meaning specified in Clause 5.1.2 (Insurance) of the Belgian Master Instalment Sale and Administration Agreement; and

(b)	otherwise, has the meaning specified in Clause 5.1.2 of each Master Lease.

“Qualifying Noteholder” means, any person which is:

(a)	a bank, within the meaning of section 246(1) TCA, which is carrying on a bona fide banking business in Ireland for the purposes of section 246(3)(a) TCA;

(b)	a person who is resident for tax purposes in a Relevant Territory under the laws of that territory except, where such person is a body corporate, where such interest is paid to the body corporate in connection with a trade or business which is carried on by it in Ireland through a branch or agency;

(c)	a qualifying company within the meaning of section 110 of the TCA;

(d)	an exempt approved scheme within the meaning of section 774 TCA;

(e)	an investment undertaking within the meaning of section 739B TCA;

(f)	a company that is incorporated in the US and taxed in the US on its worldwide income provided that such US company does not provide its commitment in connection with a trade or business carried on by it in Ireland through a branch or agency; or

(g)	a US LLC where the ultimate recipients of the interest payable to such US LLC satisfy the requirements set out in paragraph (b) above and the business conducted through such US LLC is so structured for market reasons and not for tax avoidance purposes, provided that such US LLC does not provide its commitment in connection with a trade or business carried on by it in Ireland trough a branch or agency.

“Rapid Amortization Period” means the period beginning on the earlier to occur of (i) the close of business on the Business Day immediately preceding the Class A Notes Expected Final Payment Date and (ii) the close of business on the Business Day immediately preceding the day on which an Amortization Event has occurred with respect to the Issuer Notes, and ending upon the earlier to occur of (i) the date on which the Issuer Notes have been paid in full and (ii) the termination of the Issuer Facility Agreement.

“RCF Global Deed of Release” has the meaning specified in the Escrow Deed.

“Receivables Assignment Agreement 2010” means the receivables assignment agreement dated 30 June 2010 (as confirmed on 31 October 2014) entered into between Security Agent 2010 and German FleetCo in connection with the conclusion of a revolving facility agreement.

“Receiver” has the meaning set forth in clause 10.5 of the Issuer Security Trust Deed.

“Redesignation to Non-Program Amount” has the meaning specified in Clause 2.5(e) (Program Vehicle to Non-Program Vehicle Redesignation Payments) of each Master Lease or the Belgian Master Instalment Sale and Administration Agreement.

“Redesignation to Program Amount” has the meaning specified in Clause 2.5(f) (Non-Program Vehicle to Program Vehicle Redesignation Payments) of each Master Lease or the Belgian Master Instalment Sale and Administration Agreement.

“Reference Banks” means Credit Agricole Corporate and Investment Bank, Deutsche Bank AG, London Branch, HSBC Continental Europe, Natixis S.A., Royal Bank of Canada, BNP Paribas S.A., Lloyds Bank Plc, Barclays Bank PLC and Bank of America Europe Designated Activity Company or such other four (4) banks as the Issuer and the Administrative Agent each acting reasonably from time to time agree to appoint.

“Reference Lender” means, with respect to each Investor Group, the related Funding Agent or if such Funding Agent does not have a prime rate, an Affiliate thereof designated by such Funding Agent.

“Reference Rate” means, with respect to any Interest Period, EURIBOR, as quoted at 10a.m. London time on the first day of the relevant Interest Period. If such rate is not available by 10.30 a.m. London time on such date, then the rate will be the arithmetic mean of the rates quoted by four of the Reference Banks to the relevant Funding Agent (and notified by it to the Issuer). The quotations will be for rates which such Reference Banks quoted or would have quoted at approximately 10.00 a.m., London time, on such date. If in respect of such date the rate for that date cannot be determined in accordance with the foregoing procedures then the rate will be the rate determined by the Funding Agent having regard to comparable indices then available. The rate so calculated or determined will be expressed as a percentage rate per annum and will be rounded up, if necessary, to the next higher one ten-thousandth of a percentage point (0.0001%).

“Reference Rate Replacement Event” means, in relation to a Reference Rate:

(a)	the methodology, formula or others means of determining that a Reference Rate has, in the opinion of the Required Noteholders and the Issuer Administrator materially changed;

(b)

i.	the administrator of that Reference Rate or its supervisor publicly announces that such administrator is insolvent; or

ii.	information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of that Reference Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide that Reference Rate;

A.	the administrator of that Reference Rate publicly announces that it has ceased or will cease, to provide that Reference Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide that Reference Rate;

B.	the supervisor of the administrator of that Reference Rate publicly announces that such Reference Rate has been or will be permanently or indefinitely discontinued; or

C.	the administrator of that Reference Rate or its supervisor announces that that Reference Rate may no longer be used; or

(c)	the administrator of that Reference Rate determines that that Reference Rate should be calculated in accordance with its reduced submissions or other contingency or fallback policies or arrangements and the circumstance(s) or event(s) leading to such determination are not (in the opinion of the Required Noteholders and the Issuer Administrator) temporary; or

(d)	in the opinion of the Required Noteholders and the Issuer Administrator, that Reference Rate is otherwise no longer appropriate for the purposes of calculating interest under the Issuer Facility Agreement.

“Refinancing” means refinance, refund, replace, renew, repay, modify, restate, defer, substitute, supplement, reissue, resell or extend (including pursuant to any defeasance or discharge mechanism) and the terms “refinance,” “refinances”, “refinanced” and “refinancing” as used for any purpose in this Agreement shall have a correlative meaning.

“Refinancing Deed of Covenant” means the document so named entered into between, amongst others, the Issuer, the FleetCos, the OpCos, the Class A Committed Note Purchasers, the Class A Conduit Investors, the Class A Funding Agents, the Issuer Security Trustee and each FleetCo Security Trustee on or around the Second Amendment Date and as further amended, restated or supplemented from time to time.

“Registrar” means BNP Paribas, Luxembourg Branch.

“Registrar International Operating Model” means the international operating model delivered by the Registrar to the Issuer as amended from time to time.

“Regulatory Direction” means, in relation to any person, a direction or requirement of any Governmental Authority with whose directions or requirements such person is accustomed to comply.

“Rejected Vehicle” has the meaning specified in Clause 2.1(f) (Lease Vehicle Acceptance or Nonconforming Lease Vehicle Rejection) of each Master Lease and has the meaning specified in Clause 2.1(e) (Instalment Sale Vehicle Acceptance or Non-conforming Instalment Sale Vehicle Rejection) of the Belgian Master Instalment Sale and Administration Agreement.

“Rejection Date” has the meaning specified in Clause 2.1(f) (Lease Vehicle Acceptance or Nonconforming Lease Vehicle Rejection) of each Master Lease and has the meaning specified in Clause 2.1(e) (Instalment Sale Vehicle Acceptance or Non-conforming Instalment Sale Vehicle Rejection) of the Belgian Master Instalment Sale and Administration Agreement.

“Related Documents” means each of the Issuer Related Documents and the FleetCo Related Documents.

“Related Month” means, with respect to any date of determination, the most recently ended calendar month.

“Relevant DBRS Rating” means, with respect to any Person as of any date of determination: (a) if such Person has both a long term issuer rating by DBRS and a senior unsecured rating by DBRS as of such date, then the higher of such two ratings as of such date and (b) if such Person has only one of a long term issuer rating by DBRS and a senior unsecured rating by DBRS as of such date, then such rating of such Person as of such date; provided that, if such Person does not have any of such ratings as of such date, then there shall be no Relevant DBRS Rating with respect to such Person as of such date.

“Relevant Fitch Rating” means, with respect to any Person, (a) if such Person has both a senior unsecured rating by Fitch and a long term issuer default rating by Fitch as of such date, then the higher of such two ratings as of such date, (b) if such Person has only one of a senior unsecured rating by Fitch and a long term issuer default rating by Fitch as of such date, then such rating of such Person as of such date; provided that, if such Person does not have any of such ratings as of such date, then there shall be no Relevant Fitch Rating with respect to such Person as of such date.

“Relevant Jurisdiction” means:

(a)	the Netherlands in respect of Dutch FleetCo, Belgium in respect of Dutch B FleetCo, France in respect of French FleetCo, Spain in respect of Spanish FleetCo, Germany in respect of German FleetCo and Italy in respect of the Italian FleetCo; and

(b)	in relation to any other party, its jurisdiction of incorporation.

“Relevant Moody’s Rating” means, with respect to any Person as of any date of determination, the highest of: (a) if such Person has a long term rating by Moody’s as of such date, then such rating as of such date, (b) if such Person has a senior unsecured rating by Moody’s as of such date, then such rating as of such date and (c) if such Person has a long term corporate family rating by Moody’s as of such date, then such rating as of such date; provided that, if such Person does not have any of such ratings as of such date, then there shall be no Relevant Moody’s Rating with respect to such Person as of such date.

“Relevant Nominating Body” means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.

“Relevant Rating” means, with respect to any Equivalent Rating Agency and any Person as of any date of determination, (a) with respect to Moody’s, the Relevant Moody’s Rating with respect to such Person as of such date, (b) with respect to Fitch, the Relevant Fitch Rating with respect to such Person as of such date and (c) with respect to S&P, the Relevant S&P Rating with respect to such Person as of such date.

“Relevant S&P Rating” means, with respect to any Person as of any date of determination, the long term local issuer rating by S&P of such Person as of such date; provided that, if such Person does not have a long term local issuer rating by S&P as of such date, then there shall be no Relevant S&P Rating with respect to such Person as of such date.

“Relevant Territory” means a Member State of the European Union (other than Ireland) or, not being such a Member State, a territory with which Ireland has signed a double tax treaty.

“Relevant Vehicle” means:

(a)	in relation to Belgian OpCo, any Vehicle (a) purchased by Belgian OpCo from the Supplier under a Vehicle Purchasing Agreement and (b) subsequently sold by Belgian OpCo to Dutch B FleetCo (and whereby legal title to such vehicle is transferred from Belgian OpCo to Dutch B FleetCo under the Belgian Master Fleet Purchase Agreement); and

(b)	in relation to German OpCo, any Vehicle (a) purchased by German OpCo from the Supplier under a Vehicle Purchasing Agreement and (b) subsequently sold by German OpCo to German FleetCo (and whereby legal title to such vehicle is transferred from German OpCo to German FleetCo under the German Master Fleet Purchase Agreement).

“Remainder AAA Amount” means, with respect to a FleetCo as of any date of determination, the excess, if any, of:

(a)	the relevant FleetCo Aggregate Asset Amount as of such date over

(b)	the sum of such FleetCo’s:

(i)	Eligible Investment Grade Program Vehicle Amount as of such date,

(ii)	Eligible Investment Grade Program Receivable Amount as of such date,

(iii)	Eligible Non-Investment Grade Program Vehicle Amount as of such date,

(iv)	Eligible Non-Investment Grade (High) Program Receivable Amount as of such date,

(v)	Eligible Non-Investment Grade (Low) Program Receivable Amount as of such date,

(vi)	Eligible Investment Grade Non-Program Vehicle Amount as of such date,

(vii)	Eligible Non-Investment Grade Non-Program Vehicle Amount as of such date,

(viii)	as the case may be, Due and Unpaid Lease Payment Amount and Due and Unpaid Instalment Payment Amount as of such date, and

(ix)	Net VAT Receivables as of such date.

“Rent” means Base Rent and Monthly Variable Rent, collectively.

“Rental Adjustment”:

(a)	in relation to the Instalment Seller and the Belgian Instalment Purchaser, means Instalment Adjustment; and

(b)	otherwise, has the meaning specified in Clause 4 (Rent and Lease Charges) of the applicable Master Lease.

“Replacement Issuer Back-Up Administrator” has the meaning given to it in Clause 5.4(a) of the Issuer Back-Up Administration Agreement.

“Replacement Reference Rate” means a benchmark rate which is:

(a)	formally designated, nominated or recommended as the replacement for a Reference Rate by:

(A)            the administrator of that Reference Rate; or

(B)             any Relevant Nominating Body,

and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the “Replacement Benchmark” will be the replacement under paragraph (ii) above;

(b)	in the opinion of the Required Noteholders and the Issuer Administrator, generally accepted in the international financial markets as the appropriate successor to a Reference Rate; or

(c)	in the opinion of the Required Noteholders and the Issuer Administrator, an appropriate successor to a Reference Rate.

“Repurchase Period” means, with respect to any Program Vehicle, the period during which such Vehicle may be turned in to the Manufacturer thereof for repurchase or sale at Auction pursuant to the applicable Manufacturer Program.

“Repurchase Price” with respect to any Program Vehicle:

(a)	subject to a Repurchase Program, means the price paid or payable by the Manufacturer thereof to repurchase such Program Vehicle pursuant to its Manufacturer Program; and

(b)	subject to a Guaranteed Depreciation Program means the amount which the Manufacturer thereof guarantees will be paid to the seller of such Program Vehicle by such Manufacturer and/or the related auction dealers upon the disposition of such Program Vehicle pursuant to its Manufacturer Program.

“Repurchase Program” means a program pursuant to which a Manufacturer or one or more of its Affiliates has agreed to repurchase Vehicles manufactured by such Manufacturer or one or more of its Affiliates during the specified Repurchase Period.

“Required Contractual Criteria” means the contractual criteria applicable for each Vehicle Purchasing Agreement set out in Schedule 3 (Required Contractual Criteria for Vehicle Purchasing Agreements) to each Master Lease, except Belgium, in which case the contractual criteria are set out in Schedule 2 (Required Contractual Criteria for Vehicle Purchasing Agreements) to the Belgian Master Fleet Purchase Agreement and except for Italy, in which case the contractual criteria are set out in Schedule 1 (Required Contractual Criteria for Vehicle Purchasing Agreements) to the Italian Fleet Servicing Agreement.

“Required Letter of Credit/Cash Liquid Enhancement Amount” means, as of any date of determination, an amount equal to the sum of (i) the Class A Required Letter of Credit/Cash Liquid Enhancement Amount, (ii) the Class B Required Letter of Credit/Cash Liquid Enhancement Amount and (iii) the Class C Required Letter of Credit/Cash Liquid Enhancement Amount.

“Required Liquid Enhancement Amount” means, as of any date of determination, an amount equal to the sum of (i) the Required Letter of Credit/Cash Liquid Enhancement Amount and (ii) the product of (a) 2.25% and (b) the Class A Adjusted Principal Amount as of such date.

“Required Noteholders” means, as of any date of determination:

(a)	so long as Class A Notes are Outstanding, Class A Noteholders holding more than 50% of the Principal Amount of such Class A Notes; or

(b)	if no Class A Notes are Outstanding, so long as Class B Notes are Outstanding, Class B Noteholders holding more than 50% of the Principal Amount of such Class B Notes; or

(c)	if no Class A Notes and Class B Notes are Outstanding, so long as Class C Notes are Outstanding, Class C Noteholders holding more than 50% of the Principal Amount of such Class C Notes.

“Required Reserve Account Amount” means with respect to any date of determination, an amount equal to the greater of:

(a)	the excess, if any, of

(i)	the Required Liquid Enhancement Amount over

(ii)	the sum of the Letter of Credit Amount and the Class A Available Headroom Amount, in each case, as of such date,

excluding from the calculation of such excess the amount available to be drawn under any Defaulted Letter of Credit as of such date, and

(b)	the excess, if any, of:

(i)	the sum of the Adjusted Asset Coverage Threshold Amount and the Available Reserve Account Amount over

(ii)	the Issuer Aggregate Asset Amount, in each case as of such date,

plus, in each case, prior to the Non-RCC Expiry Date, the Non-RCC Compliant Unpaid Vehicle Concentration Excess Amount (if any) on such date.

“Required Reserve Advance Amount” means with respect to any date of determination, the excess, if any, of

(a)	the Required Liquid Enhancement Amount, as of such date, over

(b)	the Adjusted Letter of Credit/Cash Liquid Enhancement Amount, as of such date.

“Required Supermajority Noteholders” means, as of any date of determination, (i) for so long as any Class A Notes are Outstanding, Class A Noteholders holding more than 66⅔% of the Class A Principal Amount, (ii) if no Class A Notes are Outstanding as of such date of determination, then Class B Noteholders holding more than 66⅔% of the Class B Principal Amount and (iii) if no Class A Notes or Class B Notes are Outstanding as of such date of determination, then Class C Noteholders holding more than 66⅔% of the Class C Principal Amount.

“Requirement of Law” or “Requirements of Law” means, with respect to any Person or any of its property (other than its Subsidiaries), the certificate of incorporation or articles of association and by-laws, limited liability company agreement, partnership agreement or other organizational or governing documents of such Person or any of its property (other than its Subsidiaries), and any law, treaty, rule or regulation, or determination of any arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or any of its property (other than its Subsidiaries) or to which such Person or any of its property (other than its Subsidiaries) is subject, whether national, state or local.

“Reserve Account Collateral” means the Issuer Account Collateral with respect to the Issuer Reserve Account.

“Reserve Account Deficiency Amount” means, as of any date of determination, the excess, if any, of the Required Reserve Account Amount for such date over the Available Reserve Account Amount for such date.

“Reserve Account Interest Withdrawal Shortfall” has the meaning specified in Clause 5.4(a) (Issuer Reserve Account Withdrawals) of the Issuer Facility Agreement.

“Reserve Account Legal Final Withdrawal Shortfall” has the meaning specified in Clause 5.4(a) (Issuer Reserve Account Withdrawals) of the Issuer Facility Agreement.

“Reserve Account Principal Withdrawal Shortfall” has the meaning specified in Clause 5.4(a) (Issuer Reserve Account Withdrawals) of the Issuer Facility Agreement.

“Reserve Account Surplus” means, as of any date of determination, the excess, if any, of the Available Reserve Account Amount (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date) over the Required Reserve Account Amount, in each case, as of such date.

“Resigning Instalment Purchaser” has the meaning specified in Clause 26 (Instalment Purchaser Termination and Resignation) of the Belgian Master Instalment Sale and Administration Agreement.

“Resigning Lessee” has the meaning specified in Clause 26 (Lessee Termination and Resignation) of each Master Lease.

“Restricted Lender” is:

(a)	a Person that falls within the definition of Disqualified Party; or

(b)	any other Person that Hertz determines (acting reasonably) to be a competitor of Hertz or any of its Subsidiaries provided that such Person has (i) been identified in a written notice delivered by the Issuer to the Administrative Agent, each Funding Agent, each Committed Note Purchaser and each Conduit Investor (a “Restricted Lender Notice”), and (ii) the Administrative Agent (acting on the instructions of all Noteholders in accordance with clause 9.1(e) of the Issuer Facility Agreement) has confirmed in writing that such Person shall be a Restricted Lender and provided further that (A) if the Administrative Agent rejects the assertion (acting reasonably) that the Person identified in the notice is a competitor of Hertz or any of its Subsidiaries within 20 Business Days of receipt of the notice, that the Person identified in the notice shall not be a Restricted Lender and (B) if the Administrative Agent does not provided such confirmation or rejection within 20 Business Days of receipt of such notice, that Person identified in the notice shall be a Restricted Lender.

“Retention Holder” means HHN2.

“Revolving Period” means the period from and including the Closing Date to the earlier of (i) the Class A Notes Commitment Termination Date and (ii) the commencement of the Rapid Amortization Period.

“Risk Retention Letter” means the risk retention letter entered into between the Issuer, the Retention Holder, Hertz and the Issuer Security Trustee originally dated 26 September 2018, as amended and restated on 8 November 2019 and again on 23 December 2020 and as further amended, restated or supplemented from time to time.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Sale Agreement” means a specific sale arrangement (not being a Manufacturer Program) between a FleetCo and a Manufacturer or a Dealer, as the case may be, pursuant to which such FleetCo purchases Vehicles.

"SECN" means the securitisation sourcebook of the FCA Handbook.

“Second Amendment Date” means the Second Amendment Date as defined in the amendment and restatement deed in respect of certain issuer level related documents dated 29 April 2021.

“Second Ranking Deed of Pledge of Registered Shares” means the second ranking deed of pledge of registered shares of the Issuer dated on or about the Fifth Amendment Date, granted by Hertz Holdings Netherlands 2 B.V. and Wilmington Trust SP Services (Dublin) Limited.

“Second Ranking Deed of Pledge of Convertible Notes” means the second ranking deed of pledge of convertible notes of the Issuer dated on or about the Fifth Amendment Date, granted by Hertz Holdings Netherlands 2 B.V..

“Second Supplemental Dutch Security Trust Deed” means the second supplemental security trust deed dated on or around the Sixth Amendment Date entered into by, amongst others, the Dutch Security Trustee and the Dutch FleetCo and as further amended, restated or supplemented from time to time.

“Second Supplemental French Security Trust Deed” means the second supplemental security trust deed dated on or around the Sixth Amendment Date entered into by, amongst others, the French Security Trustee and the French FleetCo and as further amended, restated or supplemented from time to time.

“Second Supplemental German Security Trust Deed” means the second supplemental security trust deed dated on or around the Sixth Amendment Date entered into by, amongst others, the German Security Trustee and the German FleetCo and as further amended, restated or supplemented from time to time.

“Second Supplemental Issuer Security Trust Deed” means the second supplemental security trust deed dated on or around the Sixth Amendment Date entered into by, amongst others, the Issuer Security Trustee and the Issuer and as further amended, restated or supplemented from time to time.

“Second Supplemental Spanish Security Trust Deed” means the second supplemental security trust deed dated on or around the Sixth Amendment Date entered into by, amongst others, the Spanish Security Trustee and the Spanish FleetCo and as further amended, restated or supplemented from time to time.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Security” means, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person that secures payment or performance of any obligation, and shall include any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, lease, deed of trust, chattel mortgage, assignment, pledge, retention or security title, financing or similar statement, or notice or arising as a matter of law, judicial process or otherwise; provided that, the foregoing shall not include, as of any date of determination, any interest in or right with respect to any Vehicle that is being rented (as of such date) to any third-party customer of Hertz or any Affiliate thereof, which interest or right secures payment or performance of any obligation of such third-party customer.

“Security Agent 2010” means Crédit Agricole Corporate and Investment Bank.

“Security Trustee” means any of the Issuer Security Trustee, the Belgian Security Trustee, the Dutch Security Trustee, the French Security Trustee, the German Security Trustee and the Spanish Security Trustee (and, any two or more of the foregoing together, the “Security Trustees”).

“Senior Credit Facilities” means:

(a)	the senior secured asset based revolving loan and term loan facility, provided under a credit agreement, dated as of June 30, 2016, among Hertz together with certain of Hertz’s subsidiaries, as borrower, the several banks and financial institutions from time to time party thereto, as lenders, Barclays Bank PLC, as administrative agent and collateral agent, Credit Agricole Corporate and Investment Bank, as syndication agent, and Bank of America, N.A., Bank of Montreal, BNP Paribas, Citibank, N.A., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A. and Royal Bank of Canada, as co-documentation agents, and the other financial institutions party thereto from time to time; and

(b)	following the Hertz 2021 Chapter 11 Effective Date:

(i)	the USD 1,500,000,000 Exit Revolving Credit Facility provided under the Exit Revolving Credit Agreement (each as defined in the Hertz 2021 Chapter 11 Plan); and

(ii)	the USD 1,300,000,000 Exit Term Loan Facility provided under the Exit Term Loan Credit Agreement (each as defined in the Hertz 2021 Chapter 11 Plan); and

(c)	any refinancing, successor or replacement revolving credit or term loan facility or facilities to the facilities described in sub-clauses (a) and (b) above.

“Senior Interest Waterfall Shortfall Amount” means, with respect to any Payment Date, the excess, if any, of (a) the sum of the amounts payable (without taking into account availability of funds) pursuant to Clauses 5.3(a) through (d) (Application of Funds in the Issuer Interest Collection Account) of the Issuer Facility Agreement on such Payment Date over (b) the sum of (i) the Payment Date Available Interest Amount with respect to the Interest Period ending on such Payment Date and (ii) the aggregate amount of all deposits into the Issuer Interest Collection Account with proceeds of the Issuer Reserve Account, each Letter of Credit and each Issuer L/C Cash Collateral Account, in each case made since the immediately preceding Payment Date; provided that, the amount calculated pursuant to the preceding clause (b)(ii) shall be calculated on a pro forma basis and prior to giving effect to any withdrawals from the Issuer Principal Collection Account for deposit into the Issuer Interest Collection Account on such Payment Date.

“Service Vehicle” means any Vehicle which is not intended to be rented to a customer of OpCo as part of its daily rental business including, without limitation, Vehicles which are:

(a)	used by an OpCo for transportation of either its customers or vehicles; and

(b)	provided to employees in their personal activities or activities related to the rental business.

“Servicer” means each of the Dutch Servicer, the French Servicer, the German Servicer, the Spanish Servicer and/or the Italian Fleet Servicer, as applicable.

“Servicer Default”:

(a)	in respect of the Instalment Sale Administrator or Belgian OpCo, means an Instalment Sale Administrator Default; and

(b)	otherwise, has the meaning specified in Clause 9.6 (Servicer Default) of the Dutch Master Lease, the French Master Lease, the German Master Lease and the Spanish Master Lease or, in the case of Italian Fleet Servicer, has the meaning specified in Clause 6.2 (Servicer Default) of the Italian Fleet Servicing Agreement.

“Servicer Records”:

(a)	in respect of Instalment Sale Vehicles, means Belgian Vehicle Records;

(b)	in the case of Italy, has the meaning specified in Clause 2.13 (Italian Fleet Servicer Records and Italian Fleet Servicer Reports) of the Italian Fleet Servicing Agreement; and

(c)	otherwise, has the meaning specified in Clause 6.8 (Servicer Records and Servicer Reports) of each Master Lease.

“Servicer Report”:

(a)	in respect of Instalment Sale Vehicles, means a Belgian Vehicle Report;

(b)	in the case of Italy, has the meaning specified in Clause 2.13 (Italian Fleet Servicer Records and Italian Fleet Servicer Reports) of the Italian Fleet Servicing Agreement; and

(c)	otherwise, has the meaning specified in Clause 6.8 (Servicer Records and Servicer Reports) of each Master Lease.

“Servicing Standard”:

(a)	means, in respect of the Belgian Master Instalment Sale and Administration Agreement and the Belgian Master Fleet Purchase Agreement, the Instalment Administrator Standard; and

(b)	otherwise, means servicing that is performed with the promptness, diligence and skill that a reasonably prudent Person would exercise in comparable circumstances and that:

(i)	taken as a whole (i) is usual and customary in the daily motor vehicle rental, fleet leasing and/or equipment rental or leasing industry or (ii) to the extent not usual and customary in any such industry, reflects changed circumstances, practices, technologies, tactics, strategies or implementation methods and, in each case, is behaviour that any Servicer or its Affiliates would undertake were such Servicer the owner of the Lease Vehicles and that would not reasonably be expected to have a Lease Material Adverse Effect with respect to the applicable Lessor;

(ii)	with respect to any Lessor or any Lessee, would enable the applicable Servicer to cause such Lessor or such Lessee to comply in all material respects with all the duties and obligations of such Lessor or such Lessee, as applicable, under the applicable Master Lease; and

(iii)	with respect to any Lessor or any Lessee, causes the applicable Servicer, such Lessor and/or such Lessee to remain in compliance with all Requirements of Law, except to the extent that failure to remain in such compliance would not reasonably be expected to result in a Lease Material Adverse Effect with respect to such Lessor.

“Seventh Amendment Date” means the Seventh Amendment Date as defined in the amendment deed in respect of certain issuer level related documents dated on or around 16 April 2024.

“Signing Date” means 25 September 2018.

“Sixth Amendment Date” means the Sixth Amendment Date as defined in the Issuer Amendment and Restatement Deed.

“Spain Concentration Excess Amount” means, as of any date of determination, the excess, if any, of the aggregate amount of the Spanish AAA Components as of such date over the Maximum Spanish AAA Amount as of such date, subject to the Concentration Excess Amount Calculation Convention.

“Spanish Amendment and Restatement Agreement” means the amendment and restatement agreement entered into, by amongst others, Spanish FleetCo, Spanish OpCo and the Spanish Security Trustee dated on or about the Eighth Amendment Date.

“Specified Cost Clause” means Clauses 3.5 (Increased or Reduced Costs, etc.), 3.6 (Funding Losses), 3.7 (Increased Capital Costs) and/or 3.8 (Taxes) of the Issuer Facility Agreement.

“Specified Office” means, in relation to the Registrar or any FleetCo Registrar or the Italian Paying Agent, any office notified in accordance with the Issuer Note Framework Agreement or the relevant FleetCo Note Framework Agreement, as applicable.

"SR 2024" means the UK's Securitisation Regulations 2024 (SI 2024/102).

“Subordinated Issuer Convertible Notes” means the Notes (as defined in the Subordinated Issuer Convertible Notes Purchase Agreement).

“Subordinated Issuer Convertible Notes Purchase Agreement” means the subordinated notes purchase agreement relating to €100,000, 12.00 per cent. subordinated convertible notes issued by the Issuer, dated on or about the Signing Date between the Issuer and Hertz Holdings Netherlands B.V.

“Subordinated Issuer Debt” means:

(a)	the Subordinated Notes;

(b)	the Subordinated Issuer Convertible Notes; and

(c)	the Preference Certificates.

“Subordinated Note Event of Default” has the meaning given to such term in Clause 1.1 of the Issuer Subordinated Facility Agreement.

“Subordinated Notes” means a subordinated variable funding note issued by the Issuer in accordance with the Issuer Subordinated Facility Agreement.

“Subordinated Noteholder” means HHN2.

“Subordinated Utilization Request” has the meaning specified in Clause 1.1 of the Issuer Subordinated Facility Agreement.

“Sub-Servicer” has the meaning specified in Clause 6.7 (Sub-Servicers) of each Master Lease, except for Italy, in which case it has the meaning specified in Clause 2.11 (Sub-Servicers) of the Italian Fleet Servicing Agreement and except for Belgium, in which case it shall mean Delegee.

“Subsidiary” of any Person means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other equity interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person or (ii) one or more Subsidiaries of such Person.

“Supplement” means a supplement to the Belgian Note Framework Agreement, Dutch Note Framework Agreement, French Facility Agreement, Spanish Note Framework Agreement or the German Note Framework Agreement as applicable, complying (to the extent applicable) with the terms of Clause 12 of the Dutch Note Framework Agreement, French Facility Agreement, Spanish Note Framework Agreement, Belgian Note Framework Agreement or German Note Framework Agreement, as applicable.

“Supplemental Agreement” means:

(a)	in respect of German FleetCo and German OpCo, each supplemental agreement to be entered into in respect of an Original Sale and Repurchase Agreement between German FleetCo, German OpCo and a Supplier; and

(b)	in respect of Dutch B FleetCo, Belgian OpCo each supplemental agreement to be entered into in respect of an Original Sale and Repurchase Agreement between Dutch B FleetCo, Belgian OpCo and a Supplier.

“Supplemental Security Documents” means each of the following documents:

(a)	First Supplemental Issuer Security Trust Deed;

(b)	First Supplemental Dutch Security Trust Deed;

(c)	First Supplemental French Security Trust Deed;

(d)	First Supplemental Spanish Security Trust Deed;

(e)	First Supplemental German Security Trust Deed;

(f)	Second Supplemental Issuer Security Trust Deed;

(g)	Second Supplemental Dutch Security Trust Deed;

(h)	Second Supplemental French Security Trust Deed;

(i)	Second Supplemental Spanish Security Trust Deed;

(j)	Second Supplemental German Security Trust Deed;

(k)	Third Supplemental Issuer Security Trust Deed;

(l)	Third Supplemental Dutch Security Trust Deed;

(m)	Third Supplemental French Security Trust Deed;

(n)	Third Supplemental Spanish Security Trust Deed;

(o)	Third Supplemental German Security Trust Deed;

(p)	Second Ranking Deed of Pledge of Registered Shares;

(q)	Second Ranking Deed of Pledge of Convertible Notes;

(r)	Third Ranking Deed of Pledge of Registered Shares;

(s)	Third Ranking Deed of Pledge of Convertible Notes;

(t)	Dutch Second Ranking Deed of Pledge of Registered Shares;

(u)	Dutch Second Ranking Deed of Non-Possessory Pledge of Vehicles;

(v)	Dutch Second Ranking Receivables Pledge;

(w)	Dutch Third Ranking Deed of Pledge of Registered Shares;

(x)	Dutch Third Ranking Deed of Non-Possessory Pledge of Vehicles;

(y)	Dutch Third Ranking Receivables Pledge;

(z)	Second Ranking French Bank Accounts Pledge Agreement;

(aa)	Second Ranking French On-Going Business Pledge Agreement;

(bb)	Second Ranking French Share Pledge Agreement;

(cc)	Second Ranking French Receivables Pledge Agreement;

(dd)	Second Ranking French Vehicle Pledge Agreement;

(ee)	Third Ranking French Bank Accounts Pledge Agreement;

(ff)	Third Ranking French On-Going Business Pledge Agreement;

(gg)	Third Ranking French Share Pledge Agreement;

(hh)	Third Ranking French Receivables Pledge Agreement;

(ii)	Third Ranking French Vehicle Pledge Agreement

(jj)	Second German Account Pledge Agreement;

(kk)	Third German Account Pledge Agreement;

(ll)	Fourth Ranking Deed of Pledge of Convertible Notes;

(mm)	Fourth Ranking Deed of Pledge of Registered Shares;

(nn)	Dutch Fourth Ranking Deed of Non-Possessory Pledge of Vehicles;

(oo)	Dutch Fourth Ranking Deed of Pledge of Registered Shares;

(pp)	Dutch Fourth Ranking Receivables Pledge;

(qq)	Dutch Fifth Ranking Deed of Pledge of Registered Shares;

(rr)	Fourth Ranking French Bank Accounts Pledge Agreement;

(ss)	Fourth Ranking French On-Going Business Pledge Agreement;

(tt)	Fourth Ranking French Receivables Pledge Agreement;

(uu)	Fourth Ranking French Share Pledge Agreement;

(vv)	Fourth Ranking French Vehicle Pledge Agreement; and

(ww)	Fourth German Account Pledge Agreement.

“Supplier”:

(a)	in relation to the Belgian Master Fleet Purchase Agreement, has the meaning given to such term in recital (A) of the Belgian Master Fleet Purchase Agreement; or

(b)	in relation to the German Master Fleet Purchase Agreement, has the meaning given to such term in recital (A) of the German Master Fleet Purchase Agreement.

"T2" means the real time gross settlement system operated by the Eurosystem, or any successor system;

"TARGET Day" means any day on which T2 is open for the settlement of payments in euro;

“Tax” or “Taxes” means any tax, levy, duty, impost, assessment or other charge of whatsoever nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Tax Authority” means any government, state or municipality or any local, state, federal or other authority, body or official anywhere in the world exercising a fiscal, revenue, customs or excise function.

“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under the Related Documents.

“Tax Deed of Covenant” means the deed of covenant dated on or about the Signing Date entered into by, among others, the Issuer, the FleetCos, the OpCos, the Securitization Company Shareholders (as defined in the deed of covenant), the Subordinated Noteholders, the FCT, the FCT Management Company and the Issuer Security Trustee and as further amended, restated or supplemented from time to time.

“Term”:

(a)	in relation to the Belgian Master Instalment Sale and Administration Agreement, has the meaning specified in Clause 3.2 (Belgian Master Instalment Sale Term) of the Belgian Master Instalment Sale and Administration Agreement; and

(b)	otherwise, has the meaning specified in Clause 3.2 (Term) of each Master Lease.

“TCA” means the Taxes Consolidation Act 1997 (as amended) of Ireland.

“THC” means The Hertz Corporation.

“THC Guarantee and Indemnity” means the guarantee and indemnity dated on or about the Third Amendment Date granted by The Hertz Corporation to the Issuer Security Trustee.

“Third Amendment Date” means the Third Amendment Date as defined in the amendment and restatement deed in respect of certain issuer level related documents dated 21 December 2021.

“Third Party Provider” means Cars2Click or such other equivalent, reputable third-party provider as is agreed by the Administrative Agent, acting on the instructions of the Required Noteholders, or for the provision of market values that can be used by the French FleetCo, German FleetCo, Spanish FleetCo, the Dutch B FleetCo and the Dutch FleetCo, Autovista, before being provided by Cars2Click.

“Third Ranking Deed of Pledge of Registered Shares” means the third ranking deed of pledge of registered shares of the Issuer dated on or about the Sixth Amendment Date, granted by Hertz Holdings Netherlands 2 B.V. and Wilmington Trust SP Services (Dublin) Limited.

“Third Ranking Deed of Pledge of Convertible Notes” means the third ranking deed of pledge of convertible notes of the Issuer dated on or about the Sixth Amendment Date, granted by Hertz Holdings Netherlands 2 B.V.

“Third Supplemental Dutch Security Trust Deed” means the third supplemental security trust deed dated on or around the Seventh Amendment Date entered into by, amongst others, the Dutch Security Trustee and the Dutch FleetCo and as further amended, restated or supplemented from time to time.

“Third Supplemental French Security Trust Deed” means the third supplemental security trust deed dated on or around the Seventh Amendment Date entered into by, amongst others, the French Security Trustee and the French FleetCo and as further amended, restated or supplemented from time to time.

“Third Supplemental German Security Trust Deed” means the third supplemental security trust deed dated on or around the Seventh Amendment Date entered into by, amongst others, the German Security Trustee and the German FleetCo and as further amended, restated or supplemented from time to time.

“Third Supplemental Issuer Security Trust Deed” means the third supplemental security trust deed dated on or around the Seventh Amendment Date entered into by, amongst others, the Issuer Security Trustee and the Issuer and as further amended, restated or supplemented from time to time.

“Third Supplemental Spanish Security Trust Deed” means the third supplemental security trust deed dated on or around the Seventh Amendment Date entered into by, amongst others, the Spanish Security Trustee and the Spanish FleetCo and as further amended, restated or supplemented from time to time.

“Top Two Non-Investment Grade Manufacturers” means, with respect to a FleetCo, the two Manufacturers designated as such by such FleetCo.

“Transfer Date” has the meaning specified in Clause 4.1 of the Issuer Back-Up Administration Agreement.

“Transferee Lessee”:

(a)	means, in respect of the Belgian Master Instalment Sale and Administration Agreement, a Transferee Instalment Purchaser; and

(b)	otherwise, has the meaning specified in Clause 2.2(b) (Intra-Lease Transfers) of each Master Lease.

“Transferor Lessee”

(a)	in respect of the Instalment Seller and any Belgian Instalment Purchaser, means the Transferor Instalment Purchaser; and

(b)	otherwise, has the meaning specified in Clause 2.2(b) (Intra-Lease Transfers) of each Master Lease.

“Treasury Transaction” means any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended.

“Turnback Date” means, with respect to any Lease Vehicle or Instalment Sale Vehicle that is a Program Vehicle, the date on which such Lease Vehicle or Instalment Sale Vehicle is accepted for return by a Manufacturer or its agent pursuant to its Manufacturer Program.

“UK Asset Report” means a monthly report as then required by and in accordance with SECN 12.2.1R(7).

“UK Investor Report” means a monthly report as then required by and in accordance with SECN 12.3.1R.

"UK PRA" means the Prudential Regulation Authority of the Bank of England.

“UK Retention Requirement Law” means the UK Securitisation Framework.

"UK Securitisation Framework" means SR 2024, SECN, and PRA Securitisation Rules, together with the relevant provisions of FSMA.

"UK Transparency Rules" means SECN 6, SECN 11 (including its Annexes) and SECN 12 (including its Annexes).

“Ultimate Parent Entity” means:

(a)	an entity that owns, directly or indirectly, a Controlling Interest in any other entity and that is not owned, directly or indirectly, by another entity with a Controlling Interest in it; or

(b)	the Main Entity of a group referred to in paragraph (b) of the definition of ‘Group’ above.

“U.S. GAAP” means generally accepted accounting principles in the United States of America, used in all calculations relating to Lease Vehicles and Instalment Sale Vehicles.

“US Risk Retention Rule” means 17 C.F.R. Clause 246.

“VAT” means:

(a)	any tax imposed in compliance with (but subject to the derogations from) the council directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) and Sixth Council directive of 17 May 1977 on the harmonization of the laws of member states relating to turnover taxes-common system of value added tax: uniform basis of assessment (EC Directive 77/388); and

(b)	any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) or elsewhere.

“VAT Payables” in relation to each FleetCo means, at the time of calculation, and in relation to each VAT Week of that FleetCo, the aggregate on the Friday of the immediately preceding VAT Week of the output tax of that FleetCo attributable to that preceding VAT Week, including but not limited to amounts of output tax which relate to Vehicles sold and amounts not referable to the sales of Vehicles;

“VAT Receivables” in relation to each FleetCo means, at the time of calculation and in relation to each VAT Week of that FleetCo, the aggregate on the Friday of the immediately preceding VAT Week of amounts:

(a)	which constitute input tax of that FleetCo, including but not limited to amounts in respect of purchased Vehicles and amounts not referable to the purchases of Vehicles; and

(b)	in respect of which that FleetCo is entitled to credit or repayment from the relevant Tax Authority; and

(c)	which that FleetCo has paid during the preceding VAT Week, provided that any such amount which appears in an invoice relating to (or which otherwise forms part of a greater amount payable by that FleetCo for) the purchase of a Vehicle by that FleetCo shall only be treated as paid for these purposes as and when the balance of that invoice (or the balance of that greater amount) is also paid.

“VAT Week” means the period of seven (7) days commencing on Monday and ending on Sunday.

“Vehicle” means a passenger automobile, van, minibus or light-duty truck.

“Vehicle Concentration Excess Amount” means, as of any date of determination, the sum of (i) the Italy Concentration Excess Amount, (ii) the Spain Concentration Excess Amount as of such date, if any, (iii) the Non-Program Vehicle Concentration Excess Amount as of such date, if any, (iv) the Light-Duty Truck Concentration Excess Amount as of such date, if any, and (v) (up to and including the Non-RCC Expiry Date) the Non-RCC Compliant Eligible Vehicle Concentration Excess Amount, if any.

“Vehicle Funding Date” has the meaning specified in Clause 3.1(a) (Vehicle Lease Commencement Date) of each Master Lease and specified in Clause 3.1(a) (Vehicle Instalment Sale Commencement Date) of the Belgian Master Instalment Sale and Administration Agreement.

“Vehicle Lease Commencement Date”:

(a)	in respect of the Instalment Seller and any Belgian Instalment Purchaser, means the Vehicle Instalment Sale Commencement Date; and

(b)	otherwise, has the meaning specified in Clause 3.1(a) (Vehicle Lease Commencement Date) of each Master Lease.

“Vehicle Lease Expiration Date”

(a)	in respect of the Instalment Seller and any Belgian Instalment Purchaser, means the Vehicle Instalment Sale Expiration Date; and

(b)	otherwise, has the meaning specified in Clause 3.1(b) (Vehicle Term for Lease Vehicles) of each Master Lease.

“Vehicle Purchasing Agreement” means an agreement pursuant to which a FleetCo, Belgian OpCo or German OpCo purchases Vehicles from a Manufacturer, Dealer or Auction Seller including, without limitation, Manufacturer Programs, Sale Agreements and New Sale and Repurchase Agreements.

“Vehicle Term” has the meaning specified in Clause 3.1(b) (Vehicle Term for Lease Vehicles) of each Master Lease and specified in Clause 3.1(b) (Vehicle Term for Instalment Sale Vehicles) of the Belgian Master Instalment Sale and Administration Agreement.

"Vienna MTF" means the Vienna multilateral trading facility operated by Wiener Börse AG.

“VIN” means vehicle identification number.

“Voting Stock” means, with respect to any Person, shares of Capital Stock entitled to vote generally in the election of directors to the board of directors or equivalent governing body of such Person.

“Waiver Agreement” the waiver agreement dated 22 May 2020 as amended from time to time and most recently on 31 March 2021.

“Weighted Average Strike Rate” means, as of any date of determination, the weighted average strike rate of the Interest Rate Caps, weighted on the basis of the notional amount for the given month in the Interest Rate Cap’s notional schedule.

1.2	Dutch Definitions

“Dutch AAA Component” means each of:

(a)	the Dutch Eligible Investment Grade Program Vehicle Amount;

(b)	the Dutch Eligible Investment Grade Program Receivable Amount;

(c)	the Dutch Eligible Non-Investment Grade Program Vehicle Amount;

(d)	the Dutch Eligible Non-Investment Grade (High) Program Receivable Amount;

(e)	the Dutch Eligible Non-Investment Grade (Low) Program Receivable Amount;

(f)	the Dutch Eligible Investment Grade Non-Program Vehicle Amount;

(g)	the Dutch Eligible Non-Investment Grade Non-Program Vehicle Amount;

(h)	the Eligible Due and Unpaid Lease Payment Amount under the Dutch Master Lease;

(i)	the Dutch Net VAT Receivables; and

(j)	the Remainder AAA Amount with respect to Dutch Fleetco.

“Dutch AAA Select Component” means each Dutch AAA Component other than the Eligible Due and Unpaid Lease Payment Amount.

“Dutch Acceleration Notice” has the meaning given to it in Sub-Clause 6.3 (Dutch Acceleration Notice) of the Dutch Security Trust Deed.

“Dutch Account Bank” means BNP Paribas, Netherlands Branch or, as the case may be, any other Acceptable Bank which would be subsequently appointed as Dutch Account Bank pursuant to the terms of the International Account Bank Agreement.

“Dutch Account Mandates” means the signature authorities relating to a Dutch Account, as amended from time to time in accordance with the International Account Bank Agreement.

“Dutch Accounts” means the accounts established and maintained in the name of Dutch FleetCo.

“Dutch Administration Agreement” means the Dutch administration agreement entered into between Dutch FleetCo, the Dutch Administrator and the Dutch Security Trustee dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“Dutch Administrator” means Hertz Automobielen Nederland B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated and existing under Dutch law, with its corporate seat in Amsterdam, the Netherlands, having its registered address at Scorpius 120, 2132 LR Hoofddorp, the Netherlands, registered with the Trade Register of the Chamber of Commerce under number 34049337.

“Dutch Administrator Default” has the meaning specified in Sub-Clause 9.2 (Term of Agreement; Removal of Dutch Administrator) of the Dutch Administration Agreement.

“Dutch Advance” has the meaning given to “Advance” in clause 2.3(a) of the Dutch Facility Agreement.

“Dutch Aggregate Asset Amount” means, as of any date of determination, the amount equal to the sum of each of the following with respect to Dutch FleetCo:

(a)	the aggregate Net Book Value of all Dutch Eligible Vehicles as of such date;

(b)	the aggregate amount of all Dutch Manufacturer Receivables as of such date;

(c)	the Due and Unpaid Lease Payment Amount in respect of the Dutch Master Lease as of such date; and

(d)	the Dutch Net VAT Receivables as of such date.

“Dutch Back-Up Administration Agreement” means the Dutch back-up administration agreement entered into between Dutch FleetCo, the Dutch Administrator, the Dutch Back-Up Administrator and the Dutch Security Trustee dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“Dutch Back-Up Administrator” means TMF Administrative Services B.V.

“Dutch Back-Up Servicing Fee” has the meaning given to it in Sub-Clause 5.1(a) (Compensation) of the Dutch Back-Up Administration Agreement.

“Dutch Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each Dutch AAA Select Component, in each case as of such date.

“Dutch Carrying Charges” means, for any Payment Date, without duplication, the sum of:

(a)	the Dutch Monthly Servicing Fee payable by Dutch FleetCo to the Dutch Servicer pursuant to the Dutch Master Lease on such Payment Date;

(b)	all reasonable out-of-pocket costs and expenses of Dutch FleetCo incurred in connection with the Dutch Note;

(c)	all fees, expenses and other amounts payable by Dutch FleetCo under the Dutch Related Documents;

(d)	any accrued Dutch Carrying Charges that remain unpaid as of the immediately preceding Payment Date (after giving effect to all distributions in respect of such Payment Date);

(e)	the Dutch Percentage of the Carrying Charges; and

(f)	one twelfth of the Dutch Percentage of the Issuer Minimum Profit Amount.

“Dutch Class A Adjusted Advance Rate” means, as of any date of determination, with respect to any Dutch AAA Select Component, a percentage equal to the greater of (A) (i) the Dutch Class A Baseline Advance Rate for such Dutch AAA Select Component, minus (ii) the Class A Concentration Excess Advance Rate Adjustment for such Dutch AAA Select Component minus (iii) the Class A MTM/DT Advance Rate Adjustment for such Dutch AAA Select Component; and (B) zero.

“Dutch Class A Baseline Advance Rate” means, with respect to each Dutch AAA Select Component, the percentage set forth opposite such Dutch AAA Select Component in the following table (provided that for the Dutch AAA Select Component related to Vehicles subleased to a Fleetco from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the Dutch Master Lease, the percentage shall be the lower of (i) the percentage set forth opposite such Dutch AAA Select Component in the below table and (ii) the percentage set forth opposite such Fleetco AAA Select Component in the table related to the Fleetco Class A Baseline Advance Rate with respect to the Fleetco where it is subleased):

Dutch AAA Component	Dutch Class A Baseline Advance Rate
Dutch Eligible Investment Grade Program Vehicle Amount	77.00%
Dutch Eligible Investment Grade Program Receivable Amount	77.00%
Dutch Eligible Non-Investment Grade Program Vehicle Amount	61.75%
Dutch Eligible Non-Investment Grade (High) Program Receivable Amount	61.75%
Dutch Eligible Non-Investment Grade (Low) Program Receivable Amount	0%
Dutch Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant Dutch Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Dutch Master Lease, the following Dutch Class A Baseline Advance Rate shall apply to such subleased Vehicles:	64.75%
- Dutch Eligible Vehicles subleased to France:	64.75%
- Dutch Eligible Vehicles subleased to Spain:	64.75%
- Dutch Eligible Vehicles subleased to Germany:	64.75%
- Dutch Eligible Vehicles subleased to Italy:	64.75%
- Dutch Eligible Vehicles subleased to Belgium:	64.75%
Dutch Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant Dutch Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Dutch Master Lease, the following Dutch Class A Baseline Advance Rate shall apply to such subleased Vehicles:	61.75%
- Dutch Eligible Vehicles subleased to France:	61.75%
- Dutch Eligible Vehicles subleased to Spain:	61.75%
- Dutch Eligible Vehicles subleased to Germany:	61.50%
- Dutch Eligible Vehicles subleased to Italy:	61.75%
- Dutch Eligible Vehicles subleased to Belgium:	61.75%
Dutch Net VAT Receivables	94.75%
Remainder AAA Amount	0%

“Dutch Class A Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Dutch Class A Blended Advance Rate Weighting Numerator and the denominator of which is the Dutch Blended Advance Rate Weighting Denominator, in each case as of such date.

“Dutch Class A Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Dutch AAA Select Component equal to the product of such Dutch AAA Select Component and the Dutch Class A Adjusted Advance Rate with respect to such Dutch AAA Select Component, in each case as of such date.

“Dutch Class B Adjusted Advance Rate” means, as of any date of determination, with respect to any Dutch AAA Select Component, a percentage equal to the greater of (A) (i) the Dutch Class B Baseline Advance Rate for such Dutch AAA Select Component, minus (ii) the Class B Concentration Excess Advance Rate Adjustment for such Dutch AAA Select Component minus (iii) the Class B MTM/DT Advance Rate Adjustment for such Dutch AAA Select Component; and (B) zero.

“Dutch Class B Baseline Advance Rate” means, with respect to each Dutch AAA Select Component, the percentage set forth opposite such Dutch AAA Select Component in the following table (provided that for the Dutch AAA Select Component related to Vehicles subleased to a Fleetco from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the Dutch Master Lease, the percentage shall be the lower of (i) the percentage set forth opposite such Dutch AAA Select Component in the below table and (ii) the percentage set forth opposite such Fleetco AAA Select Component in the table related to the Fleetco Class B Baseline Advance Rate with respect to the Fleetco where it is subleased):

Dutch AAA Component	Dutch Class B Baseline Advance Rate
Dutch Eligible Investment Grade Program Vehicle Amount	78.25%
Dutch Eligible Investment Grade Program Receivable Amount	78.25%
Dutch Eligible Non-Investment Grade Program Vehicle Amount	67.00%
Dutch Eligible Non-Investment Grade (High) Program Receivable Amount	67.00%
Dutch Eligible Non-Investment Grade (Low) Program Receivable Amount	0.00%
Dutch Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant Dutch Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Dutch Master Lease, the following Dutch Class A Baseline Advance Rate shall apply to such subleased Vehicles:	69.50%
- Dutch Eligible Vehicles subleased to France:	69.50%
- Dutch Eligible Vehicles subleased to Spain:	69.50%
- Dutch Eligible Vehicles subleased to Germany:	69.50%
- Dutch Eligible Vehicles subleased to Italy:	69.50%
- Dutch Eligible Vehicles subleased to Belgium:	69.50%
Dutch Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant Dutch Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Dutch Master Lease, the following Dutch Class A Baseline Advance Rate shall apply to such subleased Vehicles:	67.00%
- Dutch Eligible Vehicles subleased to France:	67.00%
- Dutch Eligible Vehicles subleased to Spain:	67.00%
- Dutch Eligible Vehicles subleased to Germany:	66.25%
- Dutch Eligible Vehicles subleased to Italy:	67.00%
- Dutch Eligible Vehicles subleased to Belgium:	67.00%
Dutch Net VAT Receivables	95.00%
Remainder AAA Amount	0.00%

“Dutch Class B Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Dutch Class B Blended Advance Rate Weighting Numerator and the denominator of which is the Dutch Blended Advance Rate Weighting Denominator, in each case as of such date.

“Dutch Class B Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Dutch AAA Select Component equal to the product of such Dutch AAA Select Component and the Dutch Class B Adjusted Advance Rate with respect to such Dutch AAA Select Component, in each case as of such date.

“Dutch Class C Adjusted Advance Rate” means, as of any date of determination, with respect to any Dutch AAA Select Component, a percentage equal to the greater of (A) (i) the Dutch Class C Baseline Advance Rate for such Dutch AAA Select Component, minus (ii) the Class C Concentration Excess Advance Rate Adjustment for such Dutch AAA Select Component minus (iii) the Class C MTM/DT Advance Rate Adjustment for such Dutch AAA Select Component; and (B) zero.

“Dutch Class C Baseline Advance Rate” means, with respect to each Dutch AAA Select Component, the percentage set forth opposite such Dutch AAA Select Component in the following table (provided that for the Dutch AAA Select Component related to Vehicles subleased to a Fleetco from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the Dutch Master Lease, the percentage shall be the lower of (i) the percentage set forth opposite such Dutch AAA Select Component in the below table and (ii) the percentage set forth opposite such Fleetco AAA Select Component in the table related to the Fleetco Class C Baseline Advance Rate with respect to the Fleetco where it is subleased):

Dutch AAA Component	Dutch Class C Baseline Advance Rate
Dutch Eligible Investment Grade Program Vehicle Amount	82.25%
Dutch Eligible Investment Grade Program Receivable Amount	82.25%
Dutch Eligible Non-Investment Grade Program Vehicle Amount	78.00%
Dutch Eligible Non-Investment Grade (High) Program Receivable Amount	78.00%
Dutch Eligible Non-Investment Grade (Low) Program Receivable Amount	0.00%
Dutch Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant Dutch Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Dutch Master Lease, the following Dutch Class A Baseline Advance Rate shall apply to such subleased Vehicles:	78.00%
- Dutch Eligible Vehicles subleased to France:	78.00%
- Dutch Eligible Vehicles subleased to Spain:	78.00%
- Dutch Eligible Vehicles subleased to Germany:	78.00%
- Dutch Eligible Vehicles subleased to Italy:	78.00%
- Dutch Eligible Vehicles subleased to Belgium:	78.00%
Dutch Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant Dutch Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Dutch Master Lease, the following Dutch Class A Baseline Advance Rate shall apply to such subleased Vehicles:	78.00%
- Dutch Eligible Vehicles subleased to France:	78.00%
- Dutch Eligible Vehicles subleased to Spain:	78.00%
- Dutch Eligible Vehicles subleased to Germany:	78.00%
- Dutch Eligible Vehicles subleased to Italy:	78.00%
- Dutch Eligible Vehicles subleased to Belgium:	78.00%
Dutch Net VAT Receivables	95.50%
Remainder AAA Amount	0.00%

“Dutch Class C Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Dutch Class C Blended Advance Rate Weighting Numerator and the denominator of which is the Dutch Blended Advance Rate Weighting Denominator, in each case as of such date.

“Dutch Class C Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Dutch AAA Select Component equal to the product of such Dutch AAA Select Component and the Dutch Class C Adjusted Advance Rate with respect to such Dutch AAA Select Component, in each case as of such date.

“Dutch Collateral” means all of the assets which from time to time are, or are expressed to be, the subject of the Dutch Security.

“Dutch Collection Account” means the collection account in the name of Dutch FleetCo into which Dutch Collections shall be deposited.

“Dutch Collection Account Reserve Ledger” means the ledger so named maintained in the Dutch Collection Account.

“Dutch Collections” means all payments on or in respect of the Dutch Collateral.

“Dutch Commitment Termination Date” means 1 October 2048.

“Dutch Daily Collection Report” has the meaning specified in Sub-Clause 5.1(a) (Daily Collection Reports) of the Dutch Facility Agreement.

“Dutch Daily Interest Allocation” means, on each Dutch Deposit Date, an amount equal to the aggregate amount of Dutch Interest Collections deposited into the Dutch Transaction Account on such date.

“Dutch Daily Interest Amount” means, for any day in an Interest Period, an amount equal to the result of:

(a)	the product of (i) the Dutch Note Rate for such Interest Period and (ii) the Dutch Note Principal Amount as of the close of business on such date; divided by

(b)	30.

“Dutch Daily Principal Allocation” means, on each Dutch Deposit Date, an amount equal to the aggregate amount of Dutch Principal Collections deposited into the Dutch Transaction Account on such date.

“Dutch Decrease” has the meaning specified in Sub-Clause 2.4 (Procedure for Decreasing the Dutch Note Principal Amount) of the Dutch Facility Agreement.

“Dutch Deed of Non-Possessory Pledge of Vehicles” means the deed of non-possessory pledge of vehicles dated on or about the Signing Date, entered into by Dutch FleetCo as pledgor in respect of the Dutch Vehicles and the Dutch Security Trustee and as may be amended, restated or supplemented from time to time.

“Dutch Deed of Pledge of Receivables” means the deed of pledge of receivables dated on or about the Signing Date, entered into by Dutch FleetCo as pledgor and the Dutch Security Trustee and as may be amended, restated or supplemented from time to time.

“Dutch Deposit Date” has the meaning specified in Sub-Clause 7.1 (Allocations with Respect to the Dutch Note) of the Dutch Facility Agreement.

“Dutch Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Non-Program Vehicle owned by Dutch FleetCo in respect of the Dutch Vehicles for which the Disposition Date has not occurred as of such date.

“Dutch Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to Dutch FleetCo in respect of the Dutch Vehicles, as of such date by all Investment Grade Manufacturers.

“Dutch Eligible Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Program Vehicle owned by Dutch FleetCo in respect of the Dutch Vehicles for which the Disposition Date has not occurred as of such date.

“Dutch Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to Dutch FleetCo in respect of the Dutch Vehicles, as of such date by all Non-Investment Grade (High) Manufacturers.

“Dutch Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Manufacturer Receivables payable to Dutch FleetCo in respect of the Dutch Vehicles, as of such date by all Non-Investment Grade (Low) Manufacturers.

“Dutch Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value of each Non-Investment Grade Non-Program Vehicle owned by Dutch FleetCo in respect of the Dutch Vehicles for which the Disposition Date has not occurred as of such date.

“Dutch Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Non-Investment Grade (High) Program Vehicle and each Non-Investment Grade (Low) Program Vehicle, in each case, owned by Dutch FleetCo in respect of the Dutch Vehicles and for which the Disposition Date has not occurred as of such date.

“Dutch Eligible Vehicles” means the Eligible Vehicles owned by Dutch FleetCo in respect of the Dutch Vehicles.

“Dutch Enforcement Notice” has the meaning specified in Sub-Clause 6.1 (Dutch Enforcement Notice) of the Dutch Security Trust Deed.

“Dutch Facility Agreement” means the VFN issuance facility agreement entered into between Dutch FleetCo, the Dutch Noteholder and the Dutch Security Trustee dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

"Dutch Fifth Ranking Deed of Pledge of Registered Shares" means the fifth ranking deed of pledge of registered shares of Dutch FleetCo dated 6 December 2024, entered into by Dutch FleetCo, Dutch OpCo and the Dutch Security Trustee.

“Dutch FleetCo” means Stuurgroep Fleet (Netherlands) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) under the laws of the Netherlands, having its official seat in Amsterdam, the Netherlands, and its office at Scorpius 120, 2132 LR Hoofddorp, the Netherlands, registered with the Trade Register of the Dutch Chamber of Commerce under number 34275100.

“Dutch FleetCo Corporate Services Agreement” means the corporate services agreement between Dutch FleetCo and the Dutch FleetCo Corporate Services Provider dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“Dutch FleetCo Corporate Services Fee Letter” has the meaning given to it in Sub-Clause 1.1 of the Dutch FleetCo Corporate Services Agreement.

“Dutch FleetCo Corporate Services Provider” means Intertrust Management B.V.

“Dutch Fourth Ranking Deed of Non-Possessory Pledge of Vehicles” means the fourth ranking deed of non-possessory pledge of vehicles dated on or about the Seventh Amendment Date, entered into by Dutch FleetCo as pledgor in respect of the Dutch Vehicles and the Dutch Security Trustee and as may be amended, restated or supplemented from time to time.

“Dutch Fourth Ranking Deed of Pledge of Registered Shares” means the fourth ranking deed of pledge of registered shares of Dutch FleetCo dated on or about the Seventh Amendment Date, entered into by Dutch FleetCo, Stuurgroep Holland B.V. and the Dutch Security Trustee.

“Dutch Fourth Ranking Receivables Pledge” means the fourth ranking deed of pledge of receivables dated on or about the Seventh Amendment Date, entered into by Dutch FleetCo as pledgor and the Dutch Security Trustee and as may be amended, restated or supplemented from time to time.

“Dutch Initial Principal Amount” means €101,650,000.00.

“Dutch Interest Collections” means on any date of determination, all Dutch Collections which represent payments of Monthly Variable Rent under the Dutch Master Lease plus any amounts earned on Permitted Investments in the Dutch Collection Account that are available for distribution on such date and any indemnity amounts received by the Dutch FleetCo from any Related Document.

“Dutch Leasing Company Amortization Event” has the meaning given to it in Sub-Clause 10.1 of the Dutch Facility Agreement.

“Dutch Legal Final Payment Date” means the one-year anniversary of the Dutch Commitment Termination Date.

“Dutch Liquidation Co-ordination Agreement” means the liquidation co-ordination agreement entered into between (among others) Dutch FleetCo, the Dutch Liquidation Co-ordinator and the Dutch Security Trustee dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“Dutch Liquidation Co-ordinator” means Interpath (France) SAS.

“Dutch Manufacturer Receivables” means the Manufacturer Receivables owing to Dutch FleetCo in respect of Dutch Vehicles only.

“Dutch Master Lease” means the Dutch Master Lease and Servicing Agreement, dated on or about the Signing Date between, among others, Dutch FleetCo, as lessor thereunder and Dutch OpCo, as lessee and servicer and as may be amended, restated or supplemented from time to time.

“Dutch Master Lease Payment Default” means the occurrence of any event described in Sub-Clause 9.1.1 of the Dutch Master Lease.

“Dutch Maximum Principal Amount” means EUR 425,000,000, and/or following a 2022 Liquidity Drawstop, EUR 425,000,000 provided further that such amount may be increased or reduced from time to time pursuant to written agreement between the Dutch Noteholder and Dutch FleetCo, provided that no such reduction shall cause the Dutch Maximum Principal Amount to be less than the Dutch Note Principal Amount.

“Dutch Minimum Profit Amount” means, on an annual basis, an amount equal to five per cent. (5%) of Dutch Servicing Fee payable under the Dutch Master Lease as the local GAAP profit before tax.

“Dutch Monthly Administration Fee” has the meaning specified in Clause 4 (Compensation) of the Dutch Administration Agreement.

“Dutch Monthly Collateral Certificate” has the meaning specified in Sub-Clause 5.1(d) (Dutch Monthly Collateral Certificate) of the Dutch Facility Agreement.

“Dutch Monthly Interest” means, with respect to any Payment Date, an amount equal to the sum of:

(a)	the Dutch Daily Interest Amount for each day in the Interest Period related to such Payment Date; plus

(b)	all previously due and unpaid amounts described in paragraph (a) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this paragraph (b) at the Dutch Note Rate).

“Dutch Monthly Servicing Certificate” has the meaning specified in Sub-Clause 5.1(c) (Monthly Servicing Certificate) of the Dutch Facility Agreement.

“Dutch Monthly Servicing Fee” has the meaning specified in Clause 6.6 (Servicer’s Monthly Fee) of the Dutch Master Lease.

“Dutch Note Framework Agreement” means the note framework agreement entered into between Dutch FleetCo and the Dutch Security Trustee dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“Dutch Net VAT Receivables” means the Net VAT Receivables owing to Dutch FleetCo.

“Dutch Note Principal Amount” means, when used with respect to any date, an amount equal to the result of: (i) the Dutch Initial Principal Amount, plus (ii) the principal amount of the portion of all Dutch Advances funded by the Dutch Noteholder on or prior to such date, minus (iii) the amount of principal payments (whether pursuant to a Dutch Decrease, a redemption or otherwise) made to such Dutch Noteholder pursuant to the Dutch Facility Agreement.

“Dutch Note Rate” means, for any Interest Period, the rate, as determined by the Issuer in its reasonable discretion, reflecting (i) the Dutch Percentage of the Carrying Charges payable by the Issuer for such Interest Period and (ii) the proportion of interest costs by the Issuer for such Interest Period attributable to Dutch FleetCo (based on the Dutch Class A Blended Advance Rate, Dutch Class B Blended Advance Rate and Dutch Class C Blended Advance Rate).

“Dutch Note Register” has the meaning specified in Sub-Clause 2.6 (Dutch Note Register) of the Dutch Note Framework Agreement.

“Dutch Note Repurchase Amount” means, as of any date of determination, the sum of the Dutch Note Principal Amount plus all accrued and unpaid interest thereon and any fees in respect thereof then due and payable to the Dutch Noteholder.

“Dutch Noteholder” means the Issuer.

“Dutch Note” means each variable funding rental car asset backed note issued by Dutch FleetCo pursuant to and in accordance with the Dutch Note Framework Agreement and the Dutch Facility Agreement.

“Dutch OpCo” means Hertz Automobielen Nederland B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated and existing under Dutch law, with its corporate seat in Amsterdam, the Netherlands, having its registered address at Scorpius 120, 2132 LR Hoofddorp, the Netherlands, registered with the Trade Register of the Dutch Chamber of Commerce under number 34049337.

“Dutch Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Dutch Note Principal Amount as of such date and the denominator of which is the sum of the Dutch Note Principal Amount, the French Facility Principal Amount, the German Note Principal Amount, the Spanish Note Principal Amount, the Italian Note Principal Amount and the Belgian Note Principal Amount, in each case as of such date.

“Dutch Potential Leasing Company Amortization Event” means any occurrence or event that, with the giving of notice, the passage of time or both, would constitute a Dutch Leasing Company Amortization Event.

“Dutch Predecessor Administrator Work Product” has the meaning given to it in Sub-Clause 6.4 (Reliance on Prior Work Product) of the Dutch Back-Up Administration Agreement.

“Dutch Principal Collections” means any Dutch Collections other than Dutch Interest Collections.

“Dutch Priority of Payments” means the priority of payments applicable to the payments owed by Dutch FleetCo under the Dutch Related Documents set out in Sub-Clauses 7.3 (Application of Dutch Interest Collections) and 7.4 (Application of Dutch Principal Collections) of the Dutch Facility Agreement.

“Dutch Qualifying Noteholder” means:

(a)	a holder of a Dutch Note or a Belgian Note to which a payment under this Agreement and the Note can be made without a Tax Deduction imposed by the Netherlands based on Dutch domestic law; or

(b)	a Dutch Treaty Noteholder.

“Dutch Registrar” means the Dutch Administrator.

“Dutch Related Document Actions” has the meaning specified in Sub-Clause 9.24(c) (Actions under the Dutch Related Documents and Manufacturer Programs) of the Dutch Facility Agreement.

“Dutch Related Documents” means, collectively, the Dutch Facility Agreement, the Dutch FleetCo Corporate Services Fee Letter, the Dutch FleetCo Corporate Services Agreement, the Dutch Note Framework Agreement, the Dutch Administration Agreement, the Dutch Back-Up Administration Agreement, the Dutch Liquidation Co-ordination Agreement, the Dutch Security Documents, the Dutch Master Lease, the Tax Deed of Covenant, the THC Guarantee and Indemnity and any other agreements relating to the issuance or the purchase of the Dutch Note.

“Dutch Repeating Representations” means the representations and warranties of Dutch FleetCo set out in Clause 8 (Representations and Warranties) of the Dutch Facility Agreement save for: (i) Sub-Clause 8.3 (No Consent); (ii) Sub-Clause 8.12 (Ownership of Limited Liability Company Interests); (iii) Sub-Clause 8.20 (Stamp Taxes); (iv) Sub-Clause 8.21 (Capitalisation); (v) Sub-Clause 8.22 (No Distributions); and (vi) Sub-Clause 8.23 (Beneficial Owner).

“Dutch Repurchase Date” has the meaning specified in Sub-Clause 11.1 (Optional Repurchase of the Dutch Note) of the Dutch Facility Agreement.

“Dutch Required Reserve Advance” means an amount as agreed between the Dutch Security Trustee (acting on the instructions of Required Noteholders) and the Dutch Liquidation Co-ordinator and notified to the Issuer and the Dutch FleetCo.

“Dutch Reserve Advance” has the meaning given to “Reserve Advance” in clause 2.3(a) of the Dutch Facility Agreement.

“Dutch Second Ranking Deed of Pledge of Registered Shares” means the second ranking deed of pledge of registered shares of Dutch FleetCo dated on or about the Fifth Amendment Date, entered into by Dutch FleetCo, Stuurgroep Holland B.V. and the Dutch Security Trustee.

“Dutch Second Ranking Deed of Non-Possessory Pledge of Vehicles” means the second ranking deed of non-possessory pledge of vehicles dated on or about the Fifth Amendment Date, entered into by Dutch FleetCo as pledgor in respect of the Dutch Vehicles and the Dutch Security Trustee and as may be amended, restated or supplemented from time to time.

“Dutch Second Ranking Receivables Pledge” means the second ranking deed of pledge of receivables dated on or about the Fifth Amendment Date, entered into by Dutch FleetCo as pledgor and the Dutch Security Trustee and as may be amended, restated or supplemented from time to time.

“Dutch Secured Obligations” means the aggregate of Dutch FleetCo’s Indebtedness, liabilities and obligations which are now or may at any time hereafter be due, owing or incurred in any manner whatsoever to the Dutch Secured Parties:

(a)	whether actually or contingently; or

(b)	whether presently due or falling due at some future time,

arising under the Dutch Related Documents and the Dutch Note, whether solely or jointly with another person, whether as principal or surely and whether or not the Dutch Secured Parties shall have been an original party to the relevant transaction and in whatever currency denominated.

“Dutch Secured Party” means each of the parties listed at Schedule 1 (Dutch Secured Parties) to the Dutch Security Trust Deed.

“Dutch Security” means the security interests granted to the Dutch Security Trustee pursuant to the Dutch Security Documents.

“Dutch Security Documents” means the Dutch Security Trust Deed, the First Supplemental Dutch Security Trust Deed, the Second Supplemental Dutch Security Trust Deed, the Third Supplemental Dutch Security Trust Deed, Dutch Deed of Non-Possessory Pledge of Vehicles, the Dutch Deed of Pledge of Receivables, the Dutch Shares Pledge, the Dutch Second Ranking Deed of Pledge of Registered Shares, the Dutch Second Ranking Deed of Non-Possessory Pledge of Vehicles, the Dutch Second Ranking Receivables Pledge, the Dutch Third Ranking Deed of Pledge of Registered Shares, the Dutch Third Ranking Deed of Non-Possessory Pledge of Vehicles, Dutch Third Ranking Receivables Pledge, the Dutch Fourth Ranking Deed of Pledge of Registered Shares, the Dutch Fourth Ranking Deed of Non-Possessory Pledge of Vehicles, the Dutch Fourth Ranking Receivables Pledge and the Dutch Fifth Ranking Deed of Pledge of Registered Shares.

“Dutch Security Trust Deed” means the security trust deed dated on or about the Signing Date entered into between the Issuer Security Trustee, the Dutch Security Trustee, Dutch FleetCo and the Dutch Secured Parties named therein as may be amended, restated or supplemented from time to time.

“Dutch Security Trustee” means BNP Paribas Trust Corporation UK Limited.

“Dutch Servicer” means Hertz Automobielen Nederland B.V., in its capacity as servicer under the Dutch Master Lease.

“Dutch Servicing Fee” means €240,000 per annum or such other adjusted amount notified to the Lessor and the Dutch Security Trustee by the Dutch Servicer based on the reasonable costs and expenses incurred in connection with the provision of services in accordance with the Dutch Master Lease.

“Dutch Shares Pledge” means the deed of pledge of registered shares of Dutch FleetCo dated on or about the Closing Date, entered into by Dutch FleetCo, Stuurgroep Holland B.V. and the Dutch Security Trustee.

“Dutch Supplemental Documents” means the Lease Vehicle Acquisition Schedules, the Intra-Lease Lessee Transfer Schedules and any other related documents attached to the Dutch Master Lease, in each case solely to the extent to which such schedules and documents relate to Lease Vehicles or otherwise relate to and/or constitute Dutch Collateral.

“Dutch Third Ranking Deed of Pledge of Registered Shares” means the third ranking deed of pledge of registered shares of Dutch FleetCo dated on or about the Sixth Amendment Date, entered into by Dutch FleetCo, Stuurgroep Holland B.V. and the Dutch Security Trustee.

“Dutch Third Ranking Deed of Non-Possessory Pledge of Vehicles” means the third ranking deed of non-possessory pledge of vehicles dated on or about the Sixth Amendment Date, entered into by Dutch FleetCo as pledgor in respect of the Dutch Vehicles and the Dutch Security Trustee and as may be amended, restated or supplemented from time to time.

“Dutch Third Ranking Receivables Pledge” means the third ranking deed of pledge of receivables dated on or about the Sixth Amendment Date, entered into by Dutch FleetCo as pledgor and the Dutch Security Trustee and as may be amended, restated or supplemented from time to time.

“Dutch Transaction Account” means the transaction account in the name of Dutch FleetCo from which withdrawals are made in accordance with Clause 7 (Applications and Distributions) of the Dutch Facility Agreement.

“Dutch Transfer Date” has the meaning specified in Sub-Clause 4.1 (Transfer of Administrative Obligations) of the Dutch Back-Up Administration Agreement.

“Dutch Treaty Noteholder” means a holder of a Dutch Note or a Belgian Note which:

(a)	is treated as a resident of a Treaty State for the purposes of the Treaty;

(b)	does not carry on a business in the Netherlands through a permanent establishment with which that holder’s participation in the Note is effectively connected; and

(c)	fulfils any conditions which must be fulfilled under the double taxation agreement for residents of that Treaty State to obtain full exemption from tax imposed by the Netherlands on interest payable to that holder in respect of an advance under this Agreement and the Note.

“Dutch Vehicle Documents” means the registration documents (including, without limitation, the ascription code (tenaamstellingscode)), keys and spare keys to the Dutch Vehicles.

“Dutch Vehicles” means all Vehicles owned by Dutch FleetCo and which are leased pursuant to the Dutch Master Lease (which, for the avoidance of doubt, excludes any Belgian Vehicles and Spanish Vehicles).

“RDW” means the Netherlands Vehicle Authority (Rijksdienst voor het Wegverkeer).

“RDW Register” means the register referred to in article 42 of the Act on the Traffic Regulations (Wegenverkeerswet 1994).

“RTL Agreement” has the meaning given in Sub-Clause 5.1.5(b)(ii) of the Dutch Master Lease.

“RTL Register” means the Register Tenaamstelling Leasemaatschappijen, the secondary register maintained by the RDW.

“Treaty State” means a jurisdiction having a double taxation agreement (a “Treaty”) with the Netherlands which makes provision for full exemption from a tax imposed by the Netherlands on interest.

1.3	French Definitions

“AMF” means the Autorité des Marchés Financiers.

“FCT” means the French mutual securitisation fund (fonds commun de titrisation) named FCT Yellow Car, established by the FCT Management Company and BNP Paribas S.A. (in its capacity as initial custodian of the FCT) on the FCT Establishment Date.

"FCT Acceptance Letter" means the acceptance letter in relation to the FCT signed by the FCT Custodian on or about 26 June 2024.

“FCT Account” means the segregated EUR denominated bank account opened with the FCT Account Bank in the name of the FCT, the details of which are set out in Sub-Clause 4.2 (Opening and Identification of the FCT Account) of the FCT Account Bank Agreement.

“FCT Account Bank” means BNP Paribas (acting through its Securities Services business) or, as the case may be, any other Acceptable Bank which would be subsequently appointed as FCT Account Bank pursuant to the terms of the FCT Regulations and the FCT Account Bank Agreement.

“FCT Account Bank Agreement” means the account bank agreement relating to the FCT Account entered into between the FCT and the FCT Account Bank on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“FCT Account Bank Termination Event” has the meaning set out in Sub-Clause 7.5 (Termination of Appointment) of the FCT Account Bank Agreement.

“FCT Available Cash” has the meaning ascribed to it in Clause 13 (The Assets of the FCT) of the FCT Regulations.

“FCT Commitment Termination Date” means 1 October 2048.

“FCT Custodian” means BNP Paribas (acting through its Securities Services business), in its capacity as custodian (dépositaire) of the assets of the FCT pursuant to the FCT Custodian Agreement, the FCT Acceptance Letter and the FCT Regulations or, as the case may be, any other institution which would be subsequently appointed as custodian in accordance with the terms of FCT Custodian Agreement, the FCT Acceptance Letter and the FCT Regulations.

"FCT Custodian Agreement" means the custodian agreement (convention dépositaire) dated 25 March 2020 between the FCT Custodian and the FCT Management Company as amended from time to time.

“FCT Establishment Date” has the meaning given to it in Recital A of the FCT Regulations.

“FCT Financing Fee” has the meaning given to it in Clause 27 (FCT Fees) of the FCT Regulations.

“FCT Increase Request” has the meaning given to it in Sub-Clause 5.1 (FCT Increase Requests) of the FCT Note Purchase Agreement.

“FCT Management Company” means Eurotitrisation, a société anonyme incorporated under the laws of France, duly licensed as a portfolio management company (société de gestion de portefeuille) under number GP 14000029 authorized to manage alternative investment funds, having its registered office at 12 rue James Watt 93200, Saint-Denis, France, registered with the Trade and Companies Registry of Bobigny (Registre du Commerce et des Societes de Bobigny) under number B 352 458 368 or, as the case may be, any other institution which would be subsequently appointed as management company in accordance with the terms of the FCT Regulations.

“FCT Management Company Covenants” has the meaning given to it in Clause 14 (FCT Management Company Covenants) of the FCT Note Purchase Agreement.

“FCT Management Company Representations” has the meaning given to it in Sub-Clause 13.1 (FCT Management Company Representations and Warranties) of the FCT Note Purchase Agreement.

“FCT Minimum Required Selling Price” means, on any date of determination, the purchase price payable to the FCT by any acquirer of the French Facility Receivables which provides the FCT with sufficient funds, together with the FCT’s temporarily available cash (if any), to pay, on any date of determination, all amounts due in respect of principal, interest and other amounts due to the FCT Noteholder and the holders of FCT Residual Units and repay, on any date of determination, all sums due by the FCT under the French Related Documents to which the FCT is a party.

“FCT Note” means the variable funding note issued on the Closing Date by the FCT to the Issuer as FCT Noteholder pursuant to the FCT Note Purchase Agreement.

“FCT Noteholder” means, with respect to the FCT Note, the Issuer or such subsequent holder of the FCT Note in whose name such FCT Note is registered in the FCT Register.

“FCT Noteholder Available Commitment” means, on any date of determination, the FCT Noteholder Total Commitment minus the FCT Principal Amount Outstanding as at such date.

“FCT Noteholder Representations” has the meaning given to it in Sub-Clause 13.2 (The FCT Noteholder Representations and Warranties) of the FCT Note Purchase Agreement.

“FCT Noteholder Total Commitment” means an amount equal to the figure set out opposite the FCT Noteholder’s name in Schedule 7 (Commitment) to the FCT Note Purchase Agreement, as such amount may be increased or decreased from time to time in accordance with clause 3 (Increase and Decrease in FCT Noteholder Commitments) of the FCT Note Purchase Agreement.

“FCT Note Conditions” means, the conditions of the FCT Note as set out in Schedule 2 (FCT Note Conditions) of the FCT Note Purchase Agreement, as the same may from time to time be modified in accordance with the provisions of the FCT Note Purchase Agreement and the FCT Regulations.

“FCT Note Increase” means, with respect to any requested increase of the FCT Principal Amount Outstanding, the amount made available by the Issuer to the FCT in accordance with Sub-Clause 5.1 (FCT Increase Requests) of the FCT Note Purchase Agreement.

“FCT Note Purchase Agreement” means the note purchase agreement in respect of the FCT Note entered into on or about the Signing Date between, inter alios, the Issuer (as Noteholder) and the FCT Management Company representing the FCT (as may be amended, restated or supplemented from time to time).

“FCT Note Rate” means, for any Interest Period, the rate, as determined by the Issuer in its reasonable discretion, reflecting (i) the French Percentage of the Carrying Charges payable by the Issuer for such Interest Period and (ii) the proportion of interest costs by the Issuer for such Interest Period attributable to French FleetCo (based on the French Class A Blended Advance Rate, French Class B Blended Advance Rate and French Class C Blended Advance Rate).

“FCT Parties” means the FCT Management Company, the FCT Custodian and the FCT Servicer.

“FCT Paying Agency Agreement” means the paying agency agreement entered into on or about the Signing Date between, inter alios, the FCT and BNP Paribas as FCT Paying Agent (as may be amended, restated or supplemented from time to time).

“FCT Paying Agent” has the meaning given to it in the FCT Paying Agency Agreement.

“FCT Principal Amount Outstanding” means, on any day, in connection with the FCT Note Purchase Agreement, the initial principal amount of the FCT Note plus the aggregate amount of any FCT Note Increases less the aggregate amount of any redemptions of the FCT Note made or to be made by the FCT, in each case on or prior to that day (as such amount may be written up or down in the FCT Register by the FCT Registrar from time to time, where such adjustments are made in order to reflect any FCT Note Increases or redemptions of the FCT Note).

“FCT Priority of Payments” means the priority order of payments specified in Clause 24 (Priority of Payments) of the FCT Regulations.

“FCT Register” has the meaning given to it in Sub-Clause 17.1 (FCT Register of the FCT Note) of the FCT Note Purchase Agreement.

“FCT Registrar” means BNP Paribas (acting through its Securities Services business).

“FCT Regulations” means the regulations governing the FCT initially entered into between the FCT Management Company and BNP Paribas S.A. (in its capacity as initial custodian of the FCT) on 10 June 2008 in accordance with Articles L. 214-24, I.- and II.-, L.214-166-1 to L. 214-175, L.214-175-1 to L.214-175-7, L. 214-180 to L. 214-186, L. 231-7 and R.214-217 to D.214-240 of the French Code monétaire et financier as amended and/or supplemented from time to time, including as amended and restated on or about the Effective Time, and as from the Effective Time, the custodian shall be BNP Paribas.

“FCT Residual Units” mean one hundred (100) residual units issued by the FCT on 24 July 2008 which are held as follows on the Signing Date: ninety-nine (99) by the Issuer and one (1) by HHN2.

“FCT Servicer” means the French Lender or such subsequent servicer which may be appointed as servicer of the FCT by the FCT Management Company pursuant to the relevant terms of the FCT Transfer and Servicing Agreement.

“FCT Statutory Auditor” means Deloitte, in its capacity as statutory auditor of the FCT pursuant to the FCT Regulations or, as the case may be, any other institution which would be subsequently appointed as statutory auditor in accordance with the terms of the FCT Regulations.

“FCT Supplemental Transfer Deed” means the transfer deed (acte de cession de créances) substantially in the form of the schedule to the FCT Transfer and Servicing Agreement, to be delivered on any Transfer Date (as defined under the FCT Transfer and Servicing Agreement) following the Closing Date by the French Lender to the FCT Management Company, acting in the name and on behalf of the FCT in accordance with the relevant provisions of the FCT Transfer and Servicing Agreement.

“FCT Transfer and Servicing Agreement” means the transfer and servicing agreement entered into between the FCT Management Company, the French Security Trustee, the FCT Custodian and the FCT Servicer on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“FCT Transfer Deed” means (i) the transfer deed (acte de cession de créances) in the form of the schedule to the FCT Transfer and Servicing Agreement, to be delivered on the Closing Date by the French Lender to the FCT Management Company, acting in the name and on behalf of the FCT in accordance with the relevant provisions of the FCT Transfer and Servicing Agreement or (ii) any FCT Supplemental Transfer Deed.

“Foreign Tax” means any tax chargeable on profits or gains under the laws of a territory other than Ireland, that is of a similar nature to Irish income tax, corporation tax (including a controlled foreign company charge) or capital gains tax (a “Domestic Tax”) but not including a withholding tax to the extent such tax is refundable where it has been levied.

“Fourth Ranking French Bank Accounts Pledge Agreement” means a fourth ranking bank accounts pledge agreement dated the Seventh Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee.

“Fourth Ranking French On-Going Business Pledge Agreement” means a fourth ranking on-going business pledge agreement (convention de nantissement de fonds de commerce) dated the Seventh Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee.

“Fourth Ranking French Receivables Pledge Agreement” means a fourth ranking receivables pledge agreement dated the Seventh Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee.

“Fourth Ranking French Share Pledge Agreement” means a fourth ranking French share pledge agreement between the French OpCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee in relation to the shares of the FleetCo.

“Fourth Ranking French Vehicle Pledge Agreement” means a fourth ranking vehicle pledge agreement dated the Seventh Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee.

“French AAA Component” means each of:

(a)	the French Eligible Investment Grade Program Vehicle Amount;

(b)	the French Eligible Investment Grade Program Receivable Amount;

(c)	the French Eligible Non-Investment Grade Program Vehicle Amount;

(d)	the French Eligible Non-Investment Grade (High) Program Receivable Amount;

(e)	the French Eligible Non-Investment Grade (Low) Program Receivable Amount;

(f)	the French Eligible Investment Grade Non-Program Vehicle Amount;

(g)	the French Eligible Non-Investment Grade Non-Program Vehicle Amount;

(h)	the Eligible Due and Unpaid Lease Payment Amount under the French Master Lease;

(i)	the French Net VAT Receivables; and

(j)	the Remainder AAA Amount with respect to French FleetCo.

“French AAA Select Component” means each French AAA Component other than the Eligible Due and Unpaid Lease Payment Amount.

“French Acceleration Notice” has the meaning given to it in Sub-Clause 6.3 (French Acceleration Notice) of the French Security Trust Deed.

“French Account Bank” means BNP Paribas S.A. or, as the case may be, any other Acceptable Bank which would be subsequently appointed as French Account Bank pursuant to the terms of the French Account Bank Agreement.

“French Account Bank Agreement” means the account bank agreement entered into by French FleetCo, the French Account Bank, the French Security Trustee and the French Administrator on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“French Account Mandates” means the signature authorities relating to a French Account, as amended from time to time in accordance with the French Account Bank Agreement.

“French Accounts” means the accounts established and maintained in the name of French FleetCo.

“French Administration Agreement” means the French administration agreement entered into between French FleetCo, the French Administrator and the French Security Trustee dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“French Administrator” means Hertz France S.A.S., a company incorporated as a société par actions simplifiée under the laws of France, registered with the Commercial and Company Registry of Versailles under number 377839667, whose registered office is at Immeuble Diagonale Sud 6 Avenue Gustave Eiffel Bâtiment A1, 78180 Montigny Le Bretonneux, France.

“French Administrator Default” has the meaning specified in Sub-Clause 9.2 (Term of Agreement; Removal of French Administrator) of the French Administration Agreement.

“French Administrator Termination Notice” has the meaning given to it in Sub-Clause 1.3 (French Back-Up Administrator) of the French Account Bank Agreement.

“French Aggregate Asset Amount” means, as of any date of determination, the amount equal to the sum of each of the following with respect to French FleetCo:

(a)	the aggregate Net Book Value of all French Eligible Vehicles as of such date;

(b)	the aggregate amount of all French Manufacturer Receivables as of such date;

(c)	the Due and Unpaid Lease Payment Amount in respect of the French Master Lease as of such date; and

(d)	the French Net VAT Receivables as of such date.

“French Back-Up Administration Agreement” means the French back-up administration agreement entered into between French FleetCo, the French Administrator, the French Back-Up Administrator and the French Security Trustee dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“French Back-Up Administrator” means TMF Administrative Services B.V..

“French Back-Up Servicing Fee” has the meaning given to it in Sub-Clause 6.1(a) (Compensation) of the French Back-Up Administration Agreement.

“French Bank Account Pledge Agreement” means the French bank account pledge agreement entered into on or about the Signing Date between French FleetCo as pledgor and the French Security Trustee (as may be amended, restated or supplemented from time to time).

“French Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each French AAA Select Component, in each case as of such date.

“French Carrying Charges” means, for any Payment Date, without duplication, the sum of:

(a)	the French Monthly Servicing Fee payable by French FleetCo to the French Servicer pursuant to the French Master Lease on such Payment Date;

(b)	all reasonable out-of-pocket costs and expenses of French FleetCo incurred in connection with the French Facility;

(c)	all fees, expenses and other amounts payable by French FleetCo under the French Related Documents (including for the avoidance of doubt the FCT Financing Fee);

(d)	any accrued French Carrying Charges that remain unpaid as of the immediately preceding Payment Date (after giving effect to all distributions in respect of such Payment Date);

(e)	the French Percentage of the Carrying Charges (provided that the Issuer has delivered an invoice to French FleetCo in respect of such Carrying Charges); and

(f)	one twelfth of the French Percentage of the Issuer Minimum Profit Amount.

“French Class A Adjusted Advance Rate” means, as of any date of determination, with respect to any French AAA Select Component, a percentage equal to the greater of (A) (i) the French Class A Baseline Advance Rate for such French AAA Component, minus (ii) the Class A Concentration Excess Advance Rate Adjustment for such French AAA Select Component minus (iii) the Class A MTM/DT Advance Rate Adjustment for such French AAA Select Component; and (B) zero.

“French Class A Baseline Advance Rate” means, with respect to each French AAA Select Component, the percentage set forth opposite such French AAA Select Component in the following table (provided that for the French AAA Select Component related to Vehicles subleased to a Fleetco from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the French Master Lease, the percentage shall be the lower of (i) the percentage set forth opposite such French AAA Select Component in the below table and (ii) the percentage set forth opposite such Fleetco AAA Select Component in the table related to the Fleetco Class A Baseline Advance Rate with respect to the Fleetco where it is subleased):

French AAA Component	French Class A Baseline Advance Rate
French Eligible Investment Grade Program Vehicle Amount	85.75%
French Eligible Investment Grade Program Receivable Amount	85.75%
French Eligible Non-Investment Grade Program Vehicle Amount	71.25%
French Eligible Non-Investment Grade (High) Program Receivable Amount	71.25%
French Eligible Non-Investment Grade (Low) Program Receivable Amount	0%
French Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant French Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the French Master Lease, the following French Class A Baseline Advance Rate shall apply to such subleased Vehicles:	74.75%

French AAA Component	French Class A Baseline Advance Rate
- French Eligible Vehicles subleased to the Netherlands:	64.75%
- French Eligible Vehicles subleased to Spain:	71.75%
- French Eligible Vehicles subleased to Germany:	69.00%
- French Eligible Vehicles subleased to Italy:	69.00%
- French Eligible Vehicles subleased to Belgium:	73.00%
French Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant French Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the French Master Lease, the following French Class A Baseline Advance Rate shall apply to such subleased Vehicles:	71.25%
- French Eligible Vehicles subleased to the Netherlands:	61.75%
- French Eligible Vehicles subleased to Spain:	67.50%
- French Eligible Vehicles subleased to Germany:	61.50%
- French Eligible Vehicles subleased to Italy:	66.50%
- French Eligible Vehicles subleased to Belgium:	71.00%
French Net VAT Receivables	97.00%
Remainder AAA Amount	0%

“French Class A Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the French Class A Blended Advance Rate Weighting Numerator and the denominator of which is the French Blended Advance Rate Weighting Denominator, in each case as of such date.

“French Class A Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each French AAA Select Component equal to the product of such French AAA Select Component and the French Class A Adjusted Advance Rate with respect to such French AAA Select Component, in each case as of such date.

“French Class B Adjusted Advance Rate” means, as of any date of determination, with respect to any French AAA Select Component, a percentage equal to the greater of (A) (i) the French Class B Baseline Advance Rate for such French AAA Component, minus (ii) the Class B Concentration Excess Advance Rate Adjustment for such French AAA Select Component minus (iii) the Class B MTM/DT Advance Rate Adjustment for such French AAA Select Component; and (B) zero.

“French Class B Baseline Advance Rate” means, with respect to each French AAA Select Component, the percentage set forth opposite such French AAA Select Component in the following table (provided that for the French AAA Select Component related to Vehicles subleased to a Fleetco from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the French Master Lease, the percentage shall be the lower of (i) the percentage set forth opposite such French AAA Select Component in the below table and (ii) the percentage set forth opposite such Fleetco AAA Select Component in the table related to the Fleetco Class B Baseline Advance Rate with respect to the Fleetco where it is subleased):

French AAA Component	French Class B Baseline Advance Rate
French Eligible Investment Grade Program Vehicle Amount	87.25%
French Eligible Investment Grade Program Receivable Amount	87.25%
French Eligible Non-Investment Grade Program Vehicle Amount	76.00%
French Eligible Non-Investment Grade (High) Program Receivable Amount	76.00%
French Eligible Non-Investment Grade (Low) Program Receivable Amount	0.00%
French Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant French Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the French Master Lease, the following French Class A Baseline Advance Rate shall apply to such subleased Vehicles:	78.75%
- French Eligible Vehicles subleased to the Netherlands:	69.50%
- French Eligible Vehicles subleased to Spain:	76.25%
- French Eligible Vehicles subleased to Germany:	73.00%

French AAA Component	French Class B Baseline Advance Rate
- French Eligible Vehicles subleased to Italy:	73.25%
- French Eligible Vehicles subleased to Belgium:	77.00%
French Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant French Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the French Master Lease, the following French Class A Baseline Advance Rate shall apply to such subleased Vehicles:	76.25%
- French Eligible Vehicles subleased to the Netherlands:	67.00%
- French Eligible Vehicles subleased to Spain:	72.75%
- French Eligible Vehicles subleased to Germany:	66.25%
- French Eligible Vehicles subleased to Italy:	71.25%
- French Eligible Vehicles subleased to Belgium:	75.50%
French Net VAT Receivables	97.25%
Remainder AAA Amount	0.00%

“French Class B Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the French Class B Blended Advance Rate Weighting Numerator and the denominator of which is the French Blended Advance Rate Weighting Denominator, in each case as of such date.

“French Class B Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each French AAA Select Component equal to the product of such French AAA Select Component and the French Class B Adjusted Advance Rate with respect to such French AAA Select Component, in each case as of such date.

“French Class C Adjusted Advance Rate” means, as of any date of determination, with respect to any French AAA Select Component, a percentage equal to the greater of (A) (i) the French Class C Baseline Advance Rate for such French AAA Component, minus (ii) the Class C Concentration Excess Advance Rate Adjustment for such French AAA Select Component minus (iii) the Class C MTM/DT Advance Rate Adjustment for such French AAA Select Component; and (B) zero.

“French Class C Baseline Advance Rate” means, with respect to each French AAA Select Component, the percentage set forth opposite such French AAA Select Component in the following table (provided that for the French AAA Select Component related to Vehicles subleased to a Fleetco from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the French Master Lease, the percentage shall be the lower of (i) the percentage set forth opposite such French AAA Select Component in the below table and (ii) the percentage set forth opposite such Fleetco AAA Select Component in the table related to the Fleetco Class C Baseline Advance Rate with respect to the Fleetco where it is subleased):

French AAA Component	French Class C Baseline Advance Rate
French Eligible Investment Grade Program Vehicle Amount	90.75%
French Eligible Investment Grade Program Receivable Amount	90.75%
French Eligible Non-Investment Grade Program Vehicle Amount	90.75%
French Eligible Non-Investment Grade (High) Program Receivable Amount	90.75%
French Eligible Non-Investment Grade (Low) Program Receivable Amount	0.00%
French Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant French Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the French Master Lease, the following French Class A Baseline Advance Rate shall apply to such subleased Vehicles:	90.75%
- French Eligible Vehicles subleased to the Netherlands:	78.00%
- French Eligible Vehicles subleased to Spain:	84.15%
- French Eligible Vehicles subleased to Germany:	81.75%
- French Eligible Vehicles subleased to Italy:	82.25%
- French Eligible Vehicles subleased to Belgium:	90.00%
French Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant French Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the French Master Lease, the following French Class A Baseline Advance Rate shall apply to such subleased Vehicles:	90.75%

French AAA Component	French Class C Baseline Advance Rate
- French Eligible Vehicles subleased to the Netherlands:	78.00%
- French Eligible Vehicles subleased to Spain:	84.15%
- French Eligible Vehicles subleased to Germany:	81.75%
- French Eligible Vehicles subleased to Italy:	82.25%
- French Eligible Vehicles subleased to Belgium:	90.00%
French Net VAT Receivables	97.75%
Remainder AAA Amount	0.00%

“French Class C Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the French Class C Blended Advance Rate Weighting Numerator and the denominator of which is the French Blended Advance Rate Weighting Denominator, in each case as of such date.

“French Class C Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each French AAA Select Component equal to the product of such French AAA Select Component and the French Class C Adjusted Advance Rate with respect to such French AAA Select Component, in each case as of such date.

“French Collateral” means all of the assets which from time to time are, or are expressed to be, the subject of the French Security.

“French Collection Account” means the collection account in the name of French FleetCo into which French Collections and the purchase price of French Facility Receivables shall be deposited.

“French Collection Account Reserve Ledger” means the ledger so named maintained in the French Collection Account.

“French Collections” means all payments on or in respect of the French Collateral.

“French Commitment Termination Date” means 1 October 2048.

“French Daily Collection Report” has the meaning specified in Sub-Clause 6.1(a) (Daily Collection Reports) of the French Facility Agreement.

“French Daily Interest Allocation” means, on each French Deposit Date, an amount equal to the aggregate amount of French Interest Collections deposited into the French Collection Account on such date.

“French Daily Interest Amount” means, for any day in an Interest Period, an amount equal to the result of:

(a)	the product of (i) the French Facility Advance Rate for such Interest Period and (ii) the French Facility Principal Amount as of the close of business on such date; divided by

(b)	30.

“French Daily Principal Allocation” means, on each French Deposit Date, an amount equal to the aggregate amount of French Principal Collections deposited into the French Transaction Account on such date.

“French Decrease” has the meaning specified in Sub-Clause 2.4 (Procedure for partial prepayment of the French Facility Principal Amount) of the French Facility Agreement.

“French Deposit Date” has the meaning specified in Sub-Clause 8.1 (Allocations) of the French Facility Agreement.

“French Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Non-Program Vehicle owned by French FleetCo for which the Disposition Date has not occurred as of such date.

“French Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to French FleetCo, as of such date by all Investment Grade Manufacturers.

“French Eligible Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Program Vehicle owned by French FleetCo for which the Disposition Date has not occurred as of such date.

“French Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to French FleetCo, as of such date by all Non-Investment Grade (High) Manufacturers.

“French Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Manufacturer Receivables payable to French FleetCo, as of such date by all Non-Investment Grade (Low) Manufacturers.

“French Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value of each Non-Investment Grade Non-Program Vehicle owned by French FleetCo for which the Disposition Date has not occurred as of such date.

“French Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Non-Investment Grade (High) Program Vehicle and each Non-Investment Grade (Low) Program Vehicle, in each case, owned by French FleetCo and for which the Disposition Date has not occurred as of such date.

“French Eligible Vehicles” means the Eligible Vehicles owned by French FleetCo.

“French Enforcement Notice” has the meaning specified in Sub-Clause 6.1 (French Enforcement Notice) of the French Security Trust Deed.

“French Facility” means the revolving credit facility made available to French FleetCo by the French Lender subject to, and in accordance with, the relevant terms of the French Facility Agreement.

“French Facility Advance” means each advance from time to time borrowed by French FleetCo from the French Lender subject to, and in accordance with, the relevant terms of the French Facility Agreement.

“French Facility Advance Rate” means, for any Interest Period, the rate, as determined by the Issuer in its reasonable discretion, reflecting the French Percentage of the aggregate amount of interest and Carrying Charges payable by the Issuer for such Interest Period, based on the daily average French Class A Blended Advance Rate and the daily average French Facility Principal Amount for such Interest Period.

“French Facility Agreement” means the revolving credit facility agreement entered into between French FleetCo, the French Lender, the French Security Trustee and the Issuer Security Trustee dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“French Facility Principal Amount” means, at any date of determination, the outstanding principal amount of any French Facility Advance at such date under the French Facility Agreement.

“French Facility Receivables” means:

(a)	each and any receivable arising as a result of the French Lender’s rights as a creditor of French FleetCo (whether existing (créances nées), future (créances futures) or conditional (créances conditionnelles)) in respect of the French Facility Advance(s) drawn down, or to be drawn down, by French FleetCo under the French Facility Agreement, subject to, and in accordance with, the relevant terms of the French Facility Agreement, increased by the amount of any and all interest accrued thereon; and

(b)	each and any receivable arising as a result of the French Lender’s rights as a creditor of French FleetCo, whether existing (créances nées), future (créances futures) or conditional (créances conditionnelles) which has arisen or will arise from the French Facility Agreement and which is not characterised as a receivable referred to in (a) above.

“French FleetCo” means RAC Finance S.A.S., a company incorporated as a société par actions simplifiée under the laws of France, registered with the Commercial and Company Registry of Versailles under number 487581498, whose registered office is at Immeuble Diagonale Sud 6 Avenue Gustave Eiffel Bâtiment A1, 78180, Montigny-le-Bretonneux, 487 581 498 RCS Versailles.

“French FleetCo Corporate Services Providers” means TMF France Management Sarl and TMF France SAS.

“French Interest Collections” means on any date of determination, all French Collections which represent payments of Monthly Variable Rent under the French Master Lease plus any amounts earned on Permitted Investments in the French Collection Account that are available for distribution on such date and any indemnity amounts received by the French FleetCo from any Related Document.

“French Leasing Company Amortization Event” has the meaning given to it in Sub-Clause 11.1 (Amortization Event) of the French Facility Agreement.

“French Legal Final Payment Date” means the one-year anniversary of the French Commitment Termination Date.

“French Lender” means BNP Paribas S.A. in its capacity as lender under the French Facility Agreement.

“French Lessee” means Hertz France S.A.S.

“French Lessor” means RAC Finance S.A.S.

“French Liquidation Co-ordination Agreement” means the liquidation co-ordination agreement entered into between (among others) French FleetCo, the French Liquidation Co-ordinator and the French Security Trustee dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“French Liquidation Co-ordinator” means Interpath (France) SAS.

“French Management Services Agreement” means the management services agreement dated on or about the Signing Date between French FleetCo, French OpCo and the French FleetCo Corporate Services Providers (as may be amended, restated or supplemented from time to time).

“French Manufacturer Receivables” means the Manufacturer Receivables owing to French FleetCo.

“French Master Lease” means the French Master Lease and Servicing Agreement, dated on or about the Signing Date between, among others, French FleetCo, as lessor thereunder and French OpCo, as lessee and servicer (as may be amended, restated or supplemented from time to time).

“French Master Lease Extension Agreement” means, in relation to the French Master Lease, an agreement executed by the Lessor and the Lessee(s) thereunder which provides that the French Master Lease Scheduled Expiration Date in respect of the relevant lease entered into pursuant to the French Master Lease will be extended for a further period of five (5) calendar months from the date of such agreement.

“French Master Lease Payment Default” means the occurrence of any event described in Sub-Clause 9.1.1 of the French Master Lease.

“French Master Lease Scheduled Expiration Date” means, in relation to any Lease Vehicles leased pursuant to the French Master Lease, the date falling five (5) calendar months after:

(a)	the Vehicle Lease Commencement Date of such Lease Vehicle; or

(b)	the date on which the most recent French Master Lease Extension Agreement became effective with respect to such Lease Vehicle.

“French Maximum Principal Amount” means EUR 1,467,750,000, and/or following a 2022 Liquidity Drawstop, EUR 1,250,000,000; provided further that such amount may be increased or reduced from time to time pursuant to written agreement between the French Lender and French FleetCo, provided that no such reduction shall cause the French Maximum Principal Amount to be less than the French Facility Principal Amount.

“French Minimum Profit Amount” means, on an annual basis, an amount equal to five per cent. (5%) of French Servicing Fee payable under the French Master Lease as the local GAAP profit before tax.

“French Monthly Administration Fee” has the meaning specified in Clause 4 (Compensation) of the French Administration Agreement.

“French Monthly Collateral Certificate” has the meaning specified in Sub-Clause 6.1(d) (French Monthly Collateral Certificate) of the French Facility Agreement.

“French Monthly Interest” means, with respect to any Payment Date, an amount equal to the sum of

(a)	the French Daily Interest Amount for each day in the Interest Period related to such Payment Date; plus

(b)	all previously due and unpaid amounts described in paragraph (a) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this paragraph (b) at the French Facility Advance Rate).

“French Monthly Servicing Certificate” has the meaning specified in Sub-Clause 6.1(c) (Monthly Servicing Certificate) of the French Facility Agreement.

“French Monthly Servicing Fee” has the meaning specified in Clause 6.6 (Servicer’s Monthly Fee) of the French Master Lease.

“French Net VAT Receivables” means the Net VAT Receivables owing to French FleetCo.

“French On-Going Business Pledge Agreement” means the French convention de nantissement de fonds de commerce entered into between French FleetCo and the French Security Trustee dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“French OpCo” means Hertz France S.A.S.

“French Payment Direction Agreement” means the payment direction agreement entered into by French FleetCo, the French Servicer, the French Account Bank, the FCT Noteholder, the Issuer Administrator, the FCT and the FCT Servicer on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“French Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the French Facility Principal Amount as of such date and the denominator of which is the sum of the Dutch Note Principal Amount, the French Facility Principal Amount, the German Note Principal Amount, the Spanish Note Principal Amount, the Italian Note Principal Amount and the Belgian Note Principal Amount, in each case as of such date.

“French Potential Leasing Company Amortization Event” means any occurrence or event that, with the giving of notice, the passage of time or both, would constitute a French Leasing Company Amortization Event.

“French Predecessor Administrator Work Product” has the meaning given to it in Sub-Clause 6.4 (Reliance on Prior Work Product) of the French Back-Up Administration Agreement.

“French Principal Collections” means any French Collections other than French Interest Collections.

“French Priority of Payments” means the priority of payments applicable to the payments owed by French FleetCo under the French Related Documents set out in Sub-Clauses 8.3 (Application of French Interest Collections) and 8.4 (Application of French Principal Collections) of the French Facility Agreement.

“French Qualifying Noteholder” means any holder of the FCT Note which, at the time a payment of interest is made on the FCT Note, either:

(a)	fulfils the conditions imposed by French law in order for that payment not to be subject to (or as the case may be, to be exempt from) any French withholding tax and, in particular, is not a person resident or established, and does not receive payments in respect of bank accounts opened in its name or for its benefit, in a “non-cooperative State or Territory” (Etat ou territoire non-coopératif) as set out in the list referred to in Article 238-0 A of the French Code général des impôts, as such list may be amended; or

(b)	is an entity which is entitled under a double taxation agreement in force (subject only to the completion of any necessary procedural formalities) to receive all payments under the FCT Note without any deduction or withholding for or on account of tax.

“French Receivables Pledge Agreement” means the French receivables pledge agreement relating to receivables owed by French FleetCo under the French Related Documents entered into between French FleetCo as pledgor and the French Security Trustee, dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“French Related Document Actions” has the meaning specified in Sub-Clause 10.23(c) (Actions under the French Related Documents and Manufacturer Programs) of the French Facility Agreement.

“French Related Documents” means, collectively, the French Facility Agreement, the French Administration Agreement, the French Back-Up Administration Agreement, the French Liquidation Co-ordination Agreement, the French Account Bank Agreement, the French Security Documents, the French Master Lease, the French Payment Direction Agreement, the FCT Note Purchase Agreement, the FCT Account Bank Agreement, the FCT Regulations, the FCT Acceptance Letter, the FCT Paying Agency Agreement, the FCT Transfer and Servicing Agreement, the Tax Deed of Covenant, the THC Guarantee and Indemnity and any other agreements relating to the French Facility.

“French Repeating Representations” means the representations and warranties of French FleetCo set out in Clause 9 (Representations and Warranties) of the French Facility Agreement save for: (i) Sub-Clause 9.3 (No Consent); (ii) Sub-Clause 9.12 (Ownership of Limited Liability Company Interests); (iii) Sub-Clause 9.19 (Stamp Taxes); (iv) Sub-Clause 9.20 (Capitalisation); (v) Sub-Clause 9.21 (No Distributions); and (vi) Sub-Clause 9.22 (Owner).

“French Required Reserve Advance” means an amount as agreed between the French Security Trustee (acting on the instructions of Required Noteholders) and the French Liquidation Co-ordinator and notified to the Issuer and the French FleetCo.

“French Reserve Advance” has the meaning given to “Reserve Advance” in clause 2.3(a) (Advances) of the French Facility Agreement.

“French Secured Obligations” means the aggregate of French FleetCo’s Indebtedness, liabilities and obligations which are now or may at any time hereafter be due, owing or incurred in any manner whatsoever to the French Security Trustee:

(a)	whether actually or contingently; or

(b)	whether presently due or falling due at some future time,

arising under the French Related Documents and the French Facility, whether solely or jointly with another person, whether as principal or surely and whether or not the French Security Trustee shall have been an original party to the relevant transaction and in whatever currency denominated.

“French Secured Party” means each of the parties listed at Schedule 1 (French Secured Parties) to the French Security Trust Deed.

“French Securities Account” has the meaning given to it in Schedule 1 of the French Account Bank Agreement.

“French Security” means the security interests granted to the French Security Trustee pursuant to the French Security Documents.

“French Security Documents” means the French Security Trust Deed, the First Supplemental French Security Trust Deed, the Second Supplemental French Security Trust Deed, the Third Supplemental French Security Trust Deed, the French Vehicle Pledge Agreement, the French Receivables Pledge Agreement, the French Bank Account Pledge Agreement, the French On-Going Business Pledge Agreement, the French Shares Pledge, the Second Ranking French Bank Accounts Pledge Agreement, the Second Ranking French On-Going Business Pledge Agreement, the Second Ranking French Receivables Pledge Agreement, the Second Ranking French Share Pledge Documents, the Second Ranking French Vehicle Pledge Agreement, the Third Ranking French Bank Accounts Pledge Agreement, the Third Ranking French On-Going Business Pledge Agreement, the Third Ranking French Receivables Pledge Agreement, the Third Ranking French Share Pledge Documents, the Third Ranking French Vehicle Pledge Agreement, the Fourth Ranking French Bank Accounts Pledge Agreement, the Fourth Ranking French On-Going Business Pledge Agreement, the Fourth Ranking French Receivables Pledge Agreement, the Fourth Ranking French Share Pledge Agreement, and the Fourth Ranking French Vehicle Pledge Agreement.

“French Security Trust Deed” means the security trust deed dated on or about the Signing Date entered into between the Issuer Security Trustee, the French Security Trustee, French FleetCo, the FCT, the FCT Servicer and the French Secured Parties named therein (as may be amended, restated or supplemented from time to time).

“French Security Trustee” means BNP Paribas Trust Corporation UK Limited.

“French Servicer” means Hertz France S.A.S., in its capacity as servicer under the French Master Lease.

“French Servicing Fee” means €400,000 per annum or such other adjusted amount notified to the Lessor by the French Servicer based on the reasonable costs and expenses incurred in connection with the provision of services in accordance with the French Master Lease.

“French Shares Pledge” means the French pledge agreement in respect of shares in French FleetCo entered into between Hertz France S.A.S. as pledgor, French FleetCo and the French Security Trustee dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“French Supplemental Documents” means the Lease Vehicle Acquisition Schedules, the Intra-Lease Lessee Transfer Schedules and any other related documents attached to the French Master Lease, in each case solely to the extent to which such schedules and documents relate to Lease Vehicles or otherwise relate to and/or constitute French Collateral.

“French Third Party Holder” means Hertz France S.A.S.

“French Transaction Account” means the transaction account in the name of French FleetCo from which withdrawals are made in accordance with Clause 8 (Applications and Distributions) of the French Facility Agreement.

“French Transfer Date” has the meaning specified in Sub-Clause 4.1 (Transfer of Administrative Obligations) of the French Back-Up Administration Agreement.

“French Vehicle Pledge Agreement” means the French vehicle pledge agreement entered into between French FleetCo as pledgor, the French Security Trustee and the French Third Party Holder dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“French Vehicles” means all Vehicles owned by French FleetCo and which are leased pursuant to the French Master Lease.

“French Vehicle Documents” means the registration documents, keys and spare keys to the French Vehicles.

“Included” means:

(a)	treated as arising or accruing to a Payee where the Payee:

(i)	is chargeable to Domestic Tax or Foreign Tax, as the case may be, but not including any amount which is only so chargeable when it is remitted into the territory in which the Payee is registered, incorporated or created or, if different, where the Payee has its place of effective management;

(ii)	is a pension fund, government body or other entity that, under the laws of the territory in which it is established, is exempt from tax which generally applies to profits or gains in that territory;

(iii)	is established in a territory, or part of a territory, that does not impose a Foreign Tax; or

(iv)	is established in a territory that does not impose a tax that generally applies to profits or gains derived from payments receivable in that territory by enterprises from sources outside that territory, or

(b)	subject to a CFC Charge or a charge under the laws of a territory other than Ireland which is similar to Ireland's CFC Charge,

provided that a corresponding amount relating to a payment shall not be treated as Included under paragraph (a)(i) above where:

(a)	under the laws of the Noteholder Territory, the amount charged to Foreign Tax is subject to any reduction computed by reference to the way the interest or distribution to which the amount relates is characterised under those laws; or

(b)	the corresponding amount relating to the payment is not included in a Required Tax Period.

“INSEE” means the Institut national de la statistique et des études économiques.

“Second Ranking French Bank Accounts Pledge Agreement” means a second ranking bank accounts pledge agreement dated the Fifth Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee.

“Second Ranking French On-Going Business Pledge Agreement” means a second ranking on-going business pledge agreement (convention de nantissement de fonds de commerce) dated the Fifth Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee.

“Second Ranking French Receivables Pledge Agreement” means a second ranking receivables pledge agreement dated the Fifth Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee.

“Second Ranking French Share Pledge Agreement” means a second ranking French share pledge agreement between the French OpCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee in relation to the shares of the FleetCo.

“Second Ranking French Share Pledge Documents” means the Second Ranking French Statement of Pledge and the Second Ranking French Share Pledge Agreement.

“Second Ranking French Statement of Pledge” means a second ranking statement of pledge (declaration de nantissement) signed by French FleetCo as pledgor in relation to the Second Ranking French Share Pledge Agreement.

“Second Ranking French Vehicle Pledge Agreement” means a second ranking vehicle pledge agreement dated the Fifth Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee.

“Third Ranking French Bank Accounts Pledge Agreement” means a third ranking bank accounts pledge agreement dated the Sixth Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee.

“Third Ranking French On-Going Business Pledge Agreement” means a third ranking on-going business pledge agreement (convention de nantissement de fonds de commerce) dated on or about the Sixth Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee.

“Third Ranking French Receivables Pledge Agreement” means a third ranking receivables pledge agreement dated on or about the Sixth Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee.

“Third Ranking French Share Pledge Agreement” means a third ranking French share pledge agreement dated on or about the Sixth Amendment Date between the French OpCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee in relation to the shares of the FleetCo.

“Third Ranking French Share Pledge Documents” means the Third Ranking French Statement of Pledge and the Third Ranking French Share Pledge Agreement.

“Third Ranking French Statement of Pledge” means a third ranking statement of pledge (declaration de nantissement) signed by French FleetCo as pledgor in relation to the Third Ranking French Share Pledge Agreement.

“Third Ranking French Vehicle Pledge Agreement” means a third ranking vehicle pledge agreement dated on or about the Sixth Amendment Date between the French FleetCo as pledgor and BNP Paribas Trust Corporation UK Limited as French Security Trustee.

1.4	German Definitions

“Carport Service Provider” means each carport service provider contracted by German OpCo so as to provide carports for each of the Relevant Vehicles delivered from the Manufacturer/Dealers by freight carriers before such Vehicles are delivered to premises rented by German OpCo from third party landlords;

“Fourth German Account Pledge Agreement” means the fourth account pledge agreement dated on or about the Seventh Amendment Date between German FleetCo and the German Security Trustee.

“German AAA Component” means each of:

(a)	the German Eligible Investment Grade Program Vehicle Amount;

(b)	the German Eligible Investment Grade Program Receivable Amount;

(c)	the German Eligible Non-Investment Grade Program Vehicle Amount;

(d)	the German Eligible Non-Investment Grade (High) Program Receivable Amount;

(e)	the German Eligible Non-Investment Grade (Low) Program Receivable Amount;

(f)	the German Eligible Investment Grade Non-Program Vehicle Amount;

(g)	the German Eligible Non-Investment Grade Non-Program Vehicle Amount;

(h)	the Eligible Due and Unpaid Lease Payment Amount under the German Master Lease; and

(i)	the Remainder AAA Amount with respect to German FleetCo.

“German AAA Select Component” means each German AAA Component other than the Eligible Due and Unpaid Lease Payment Amount.

“German Acceleration Notice” has the meaning given to it in Sub-Clause 6.3 (German Acceleration Notice) of the German Security Trust Deed.

“German Account Bank” means BNP Paribas, Dublin Branch or, as the case may be, any other Acceptable Bank which would be subsequently appointed as German Account Bank pursuant to the terms of the International Account Bank Agreement.

“German Account Mandates” means the signature authorities relating to a German Account, as amended from time to time in accordance with the International Account Bank Agreement.

“German Account Pledge Agreement” means the account pledge agreement between German FleetCo and the German Security Trustee.

“German Accounts” means the accounts established and maintained in the name of German FleetCo.

“German Administration Agreement” means the German administration agreement entered into between German FleetCo, the German Administrator and the German Security Trustee dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“German Administrator” means Hertz Europe Limited in its capacity as the German administrator under the German Administration Agreement.

“German Administrator Default” has the meaning specified in Sub-Clause 9.2 (Term of Agreement; Removal of German Administrator) of the German Administration Agreement.

“German Advance” has the meaning given to “Advance” in clause 2.3(a) (Advances) of the German Facility Agreement.

“German Aggregate Asset Amount” means, as of any date of determination, the amount equal to the sum of each of the following with respect to German FleetCo:

(a)	the aggregate Net Book Value of all German Eligible Vehicles as of such date;

(b)	the aggregate amount of all German Manufacturer Receivables as of such date; and

(c)	the Due and Unpaid Lease Payment Amount in respect of the German Master Lease as of such date.

“German Back-Up Administration Agreement” means the German back-up administration agreement entered into between German FleetCo, the German Administrator, the German Back-Up Administrator and the German Security Trustee dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“German Back-Up Administrator” means TMF Administrative Services B.V..

“German Back-Up Servicing Fee” has the meaning given to it in Sub-Clause 6.1(a) (Compensation) of the German Back-Up Administration Agreement.

“German Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each German AAA Select Component, in each case as of such date.

“German Carrying Charges” means, for any Payment Date, without duplication, the sum of:

(a)	the German Monthly Servicing Fee payable by German FleetCo to the German Servicer pursuant to the German Master Lease on such Payment Date;

(b)	all reasonable out-of-pocket costs and expenses of German FleetCo incurred in connection with the German Note;

(c)	all fees, expenses and other amounts payable by German FleetCo under the German Related Documents;

(d)	any accrued German Carrying Charges that remain unpaid as of the immediately preceding Payment Date (after giving effect to all distributions in respect of such Payment Date);

(e)	the German Percentage of the Carrying Charges; and

(f)	one twelfth of the German Percentage of the Issuer Minimum Profit Amount.

“German Class A Adjusted Advance Rate” means, as of any date of determination, with respect to any German AAA Select Component, a percentage equal to the greater of (A) (i) the German Class A Baseline Advance Rate for such German AAA Component, minus (ii) the Class A Concentration Excess Advance Rate Adjustment for such German AAA Select Component minus (iii) the Class A MTM/DT Advance Rate Adjustment for such German AAA Select Component; and (B) zero.

“German Class A Baseline Advance Rate” means, with respect to each German AAA Select Component, the percentage set forth opposite such German AAA Select Component in the following table (provided that for the German AAA Select Component related to Vehicles subleased to a Fleetco from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the German Master Lease, the percentage shall be the lower of (i) the percentage set forth opposite such German AAA Select Component in the below table and (ii) the percentage set forth opposite such Fleetco AAA Select Component in the table related to the Fleetco Class A Baseline Advance Rate with respect to the Fleetco where it is subleased):

German AAA Component	German Class A Baseline Advance Rate
German Eligible Investment Grade Program Vehicle Amount	75.75%
German Eligible Investment Grade Program Receivable Amount	75.75%
German Eligible Non-Investment Grade Program Vehicle Amount	61.75%
German Eligible Non-Investment Grade (High) Program Receivable Amount	61.75%

German AAA Component	German Class A Baseline Advance Rate
German Eligible Non-Investment Grade (Low) Program Receivable Amount	0%
German Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant German Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the German Master Lease, the following German Class A Baseline Advance Rate shall apply to such subleased Vehicles:	69.00%
- German Eligible Vehicles subleased to France:	69.00%
- German Eligible Vehicles subleased to Spain:	69.00%
- German Eligible Vehicles subleased to the Netherlands:	64.75%
- German Eligible Vehicles subleased to Italy:	69.00%
-German Eligible Vehicles subleased to Belgium:	69.00%
German Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant German Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the German Master Lease, the following German Class A Baseline Advance Rate shall apply to such subleased Vehicles:	61.50%
- German Eligible Vehicles subleased to France:	61.50%
- German Eligible Vehicles subleased to Spain:	61.50%
- German Eligible Vehicles subleased to the Netherlands:	61.50%
- German Eligible Vehicles subleased to Italy:	61.50%
-German Eligible Vehicles subleased to Belgium:	61.50%
Remainder AAA Amount	0.00%

“German Class A Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the German Class A Blended Advance Rate Weighting Numerator and the denominator of which is the German Blended Advance Rate Weighting Denominator, in each case as of such date.

“German Class A Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each German AAA Select Component equal to the product of such German AAA Select Component and the German Class A Adjusted Advance Rate with respect to such German AAA Select Component, in each case as of such date.

“German Class B Adjusted Advance Rate” means, as of any date of determination, with respect to any German AAA Select Component, a percentage equal to the greater of (A) (i) the German Class B Baseline Advance Rate for such German AAA Component, minus (ii) the Class B Concentration Excess Advance Rate Adjustment for such German AAA Select Component minus (iii) the Class B MTM/DT Advance Rate Adjustment for such German AAA Select Component; and (B) zero.

“German Class B Baseline Advance Rate” means, with respect to each German AAA Select Component, the percentage set forth opposite such German AAA Select Component in the following table (provided that for the German AAA Select Component related to Vehicles subleased to a Fleetco from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the German Master Lease, the percentage shall be the lower of (i) the percentage set forth opposite such German AAA Select Component in the below table and (ii) the percentage set forth opposite such Fleetco AAA Select Component in the table related to the Fleetco Class B Baseline Advance Rate with respect to the Fleetco where it is subleased):

German AAA Component	German Class B Baseline Advance Rate
German Eligible Investment Grade Program Vehicle Amount	77.50%
German Eligible Investment Grade Program Receivable Amount	77.50%
German Eligible Non-Investment Grade Program Vehicle Amount	66.50%
German Eligible Non-Investment Grade (High) Program Receivable Amount	66.50%
German Eligible Non-Investment Grade (Low) Program Receivable Amount	0.00%
German Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant German Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the German Master Lease, the following German Class A Baseline Advance Rate shall apply to such subleased Vehicles:	73.00%

German AAA Component	German Class B Baseline Advance Rate
- German Eligible Vehicles subleased to France:	73.00%
- German Eligible Vehicles subleased to Spain:	73.00%
- German Eligible Vehicles subleased to the Netherlands:	69.50%
- German Eligible Vehicles subleased to Italy:	73.00%
-German Eligible Vehicles subleased to Belgium:	73.00%
German Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant German Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the German Master Lease, the following German Class A Baseline Advance Rate shall apply to such subleased Vehicles:	66.25%
- German Eligible Vehicles subleased to France:	66.25%
- German Eligible Vehicles subleased to Spain:	66.25%
- German Eligible Vehicles subleased to the Netherlands:	66.25%
- German Eligible Vehicles subleased to Italy:	66.25%
-German Eligible Vehicles subleased to Belgium:	66.25%
Remainder AAA Amount	0.00%

“German Class B Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the German Class B Blended Advance Rate Weighting Numerator and the denominator of which is the German Blended Advance Rate Weighting Denominator, in each case as of such date.

“German Class B Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each German AAA Select Component equal to the product of such German AAA Select Component and the German Class B Adjusted Advance Rate with respect to such German AAA Select Component, in each case as of such date.

“German Class C Adjusted Advance Rate” means, as of any date of determination, with respect to any German AAA Select Component, a percentage equal to the greater of (A) (i) the German Class C Baseline Advance Rate for such German AAA Component, minus (ii) the Class C Concentration Excess Advance Rate Adjustment for such German AAA Select Component minus (iii) the Class C MTM/DT Advance Rate Adjustment for such German AAA Select Component; and (B) zero.

“German Class C Baseline Advance Rate” means, with respect to each German AAA Select Component, the percentage set forth opposite such German AAA Select Component in the following table (provided that for the German AAA Select Component related to Vehicles subleased to a Fleetco from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the German Master Lease, the percentage shall be the lower of (i) the percentage set forth opposite such German AAA Select Component in the below table and (ii) the percentage set forth opposite such Fleetco AAA Select Component in the table related to the Fleetco Class C Baseline Advance Rate with respect to the Fleetco where it is subleased):

German AAA Component	German Class C Baseline Advance Rate
German Eligible Investment Grade Program Vehicle Amount	82.50%
German Eligible Investment Grade Program Receivable Amount	82.50%
German Eligible Non-Investment Grade Program Vehicle Amount	81.75%
German Eligible Non-Investment Grade (High) Program Receivable Amount	81.75%
German Eligible Non-Investment Grade (Low) Program Receivable Amount	0.00%
German Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant German Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the German Master Lease, the following German Class A Baseline Advance Rate shall apply to such subleased Vehicles:	81.75%
- German Eligible Vehicles subleased to France:	81.75%
- German Eligible Vehicles subleased to Spain:	81.75%

German AAA Component	German Class C Baseline Advance Rate
- German Eligible Vehicles subleased to the Netherlands:	78.00%
- German Eligible Vehicles subleased to Italy:	81.75%
-German Eligible Vehicles subleased to Belgium:	81.75%
German Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant German Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the German Master Lease, the following German Class A Baseline Advance Rate shall apply to such subleased Vehicles:	81.75%
- German Eligible Vehicles subleased to France:	81.75%
- German Eligible Vehicles subleased to Spain:	81.75%
- German Eligible Vehicles subleased to the Netherlands:	78.00%
- German Eligible Vehicles subleased to Italy:	81.75%
-German Eligible Vehicles subleased to Belgium:	81.75%
Remainder AAA Amount	0.00%

“German Class C Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the German Class C Blended Advance Rate Weighting Numerator and the denominator of which is the German Blended Advance Rate Weighting Denominator, in each case as of such date.

“German Class C Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each German AAA Select Component equal to the product of such German AAA Select Component and the German Class C Adjusted Advance Rate with respect to such German AAA Select Component, in each case as of such date.

“German Collateral” means all of the assets which from time to time are, or are expressed to be, the subject of the German Security.

“German Collection Account (Irish Branch)” means the collection account in the name of German FleetCo with BNP Paribas, Dublin Branch in Ireland, into which certain German Collections shall be deposited.

“German Collection Account” has the meaning given to it in Sub-Clause 6.1(a) (Establishment of German Collection Account) of the German Facility Agreement.

“German Collection Account Reserve Ledger” means the ledger so named maintained in the German Collection Account.

“German Collections” means all payments on or in respect of the German Collateral.

“German Commitment Termination Date” means 1 October 2048.

“German Daily Collection Report” has the meaning specified in Sub-Clause 5.1(a) (Daily Collection Reports) of the German Facility Agreement.

“German Daily Interest Allocation” means, on each German Deposit Date, an amount equal to the aggregate amount of German Interest Collections deposited into the German Transaction Account on such date.

“German Daily Interest Amount” means, for any day in an Interest Period, an amount equal to the result of:

(a)	the product of (i) the German Note Rate for such Interest Period and (ii) the German Note Principal Amount as of the close of business on such date; divided by

(b)	30.

“German Daily Principal Allocation” means, on each German Deposit Date, an amount equal to the aggregate amount of German Principal Collections deposited into the German Transaction Account on such date.

“German Decrease” has the meaning specified in Sub-Clause 2.4 (Procedure for Decreasing the German Note Principal Amount) of the German Facility Agreement.

“German Deposit Date” has the meaning specified in Sub-Clause 7.1 (Allocations with Respect to the German Note) of the German Facility Agreement.

“German Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Non-Program Vehicle owned by German FleetCo for which the Disposition Date has not occurred as of such date.

“German Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to German FleetCo, as of such date by all Investment Grade Manufacturers.

“German Eligible Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Program Vehicle owned by German FleetCo for which the Disposition Date has not occurred as of such date.

“German Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to German FleetCo, as of such date by all Non-Investment Grade (High) Manufacturers.

“German Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Manufacturer Receivables payable to German FleetCo, as of such date by all Non-Investment Grade (Low) Manufacturers.

“German Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value of each Non-Investment Grade Non-Program Vehicle owned by German FleetCo for which the Disposition Date has not occurred as of such date.

“German Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Non-Investment Grade (High) Program Vehicle and each Non-Investment Grade (Low) Program Vehicle, in each case, owned by German FleetCo and for which the Disposition Date has not occurred as of such date.

“German Eligible Vehicles” means the Eligible Vehicles owned by German FleetCo.

“German Enforcement Notice” has the meaning specified in Sub-Clause 6.1 (German Enforcement Notice) of the German Security Trust Deed.

“German Facility Agreement” means the VFN issuance facility agreement entered into between German FleetCo, the German Noteholder and the German Security Trustee dated on or about the Signing Date and as may be amended, restated or supplemented from time to time.

“German FleetCo” means Hertz Fleet Limited, with registered number 412465, a company with limited liability incorporated in Ireland with its principal place of business in Ireland, whose registered office is at Hertz Europe Service Centre, Swords Business Park, Swords, Co. Dublin, Ireland.

“German FleetCo Corporate Services Agreement” means the corporate services agreement between German FleetCo and the German FleetCo Corporate Services Provider dated on or about 13 September 2018 and as may be amended, restated or supplemented from time to time.

“German FleetCo Corporate Services Provider” means Wilmington Trust SP Services (Dublin) Limited.

“German FleetCo Irish Account Pledge Agreement” means the Irish bank account pledge agreement entered into on or about the Signing Date between German FleetCo as pledgor and the German Security Trustee (as may be amended, restated or supplemented from time to time).

“German FleetCo Shares Pledge” means the deed of pledge of registered shares of German FleetCo dated on or about the Closing Date, granted by Hertz Holdings Netherlands B.V.

“German Initial Principal Amount” means €219,090,850.28.

“German Interest Collections” means on any date of determination, all German Collections which represent payments of Monthly Variable Rent under the German Master Lease plus any amounts earned on Permitted Investments in the German Collection Account that are available for distribution on such date and any indemnity amounts received by the German FleetCo from any Related Document.

“German Leasing Company Amortization Event” has the meaning given to it in Sub-Clause 10.1(p)(i) of the German Facility Agreement.

“German Legal Final Payment Date” means the one-year anniversary of the German Commitment Termination Date.

“German Lessee” means Hertz Autovermietung Gmbh.

“German Lessor” means Hertz Fleet Limited.

“German Liquidation Co-ordination Agreement” means the liquidation co-ordination agreement entered into between (among others) German FleetCo, the German Liquidation Co-ordinator and the German Security Trustee dated on or about the Signing Date.

“German Liquidation Co-ordinator” means Interpath (France) SAS.

“German Manufacturer Receivables” means the Manufacturer Receivables owing to German FleetCo.

“German Master Fleet Purchase Agreement” means the German master fleet purchase agreement, dated on or around the Signing Date, as may be amended, restated or supplemented from time to time, among German FleetCo, German OpCo and the German Security Trustee.

“German Master Lease” means the German master lease and servicing agreement, dated on or about the Signing Date, as may be amended, restated or supplemented from time to time, between, among others, German FleetCo, as lessor thereunder and German OpCo, as lessee and servicer.

“German Master Lease Payment Default” means the occurrence of any event described in Sub-Clause 9.1.1 (Events of Default) of the German Master Lease.

“German Maximum Principal Amount” means EUR 1,467,750,000, and/or following a 2022 Liquidity Drawstop, EUR 1,250,000,000; provided further that such amount may be increased or reduced from time to time pursuant to written agreement between the German Noteholder and German FleetCo, provided that no such reduction shall cause the German Maximum Principal Amount to be less than the German Note Principal Amount.

“German Minimum Profit Amount” means €10,000 per annum.

“German Monthly Administration Fee” has the meaning specified in Clause 4 (Compensation) of the German Administration Agreement.

“German Monthly Collateral Certificate” has the meaning specified in Sub-Clause 5.1(d) (German Monthly Collateral Certificate) of the German Facility Agreement.

“German Monthly Interest” means, with respect to any Payment Date, an amount equal to the sum of:

(a)	the German Daily Interest Amount for each day in the Interest Period related to such Payment Date; plus

(b)	all previously due and unpaid amounts described in paragraph (a) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this paragraph (b) at the German Note Rate).

“German Monthly Servicing Certificate” has the meaning specified in Sub-Clause 5.1(c) (Monthly Servicing Certificate) of the German Facility Agreement.

“German Monthly Servicing Fee” has the meaning specified in Clause 6.6(a) (Servicer’s Monthly Fee) of the German Master Lease.

“German Note” means each variable funding rental car asset backed note issued by German FleetCo pursuant to and in accordance with the German Note Framework Agreement and the German Facility Agreement.

“German Note Framework Agreement” means the note framework agreement entered into between German FleetCo and the German Security Trustee dated on or about the Signing Date and as may be amended, restated, supplemented from time to time.

“German Noteholder” means the Issuer.

“German Note Principal Amount” means, when used with respect to any date, an amount equal to the result of: (i) the German Initial Principal Amount, plus (ii) the principal amount of the portion of all German Advances funded by the German Noteholder on or prior to such date, minus (iii) the amount of principal payments (whether pursuant to a German Decrease, a redemption or otherwise) made to such German Noteholder pursuant to the German Facility Agreement.

“German Note Rate” means, for any Interest Period, the rate, as determined by the Issuer in its reasonable discretion, reflecting (i) the German Percentage of the Carrying Charges payable by the Issuer for such Interest Period and (ii) the proportion of interest costs by the Issuer for such Interest Period attributable to German FleetCo (based on the German Class A Blended Advance Rate, German Class B Blended Advance Rate and German Class C Blended Advance Rate).

“German Note Register” has the meaning specified in Sub-Clause 2.6 (German Note Register) of the German Note Framework Agreement.

“German Note Repurchase Amount” means, as of any date of determination, the sum of the German Note Principal Amount plus all accrued and unpaid interest thereon and any fees in respect thereof then due and payable to the German Noteholder.

“German OpCo” means Hertz Autovermietung GmbH, with registered number HRB 52255 in the Commercial Register (Handelsregister) of the Local Court (Amtsgericht) of Frankfurt am Main, a company with limited liability incorporated in Germany with its principal place of business in Germany, whose registered office is at Grenzweg 2, 65451 Kelsterbach, Germany.

“German Parallel Debt” has the meaning given to it in Sub-Clause 3.2 (Parallel Debt) of the German Parallel Debt Agreement.

“German Parallel Debt Agreement” means the parallel debt agreement dated the Signing Date, as may be amended, restated, supplemented from time to time, entered into by German FleetCo and the German Security Trustee in order to create a valid security interest under German law.

“German Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the German Note Principal Amount as of such date and the denominator of which is the sum of the Dutch Note Principal Amount, the French Facility Principal Amount, the German Note Principal Amount, the Spanish Note Principal Amount, the Italian Note Principal Amount and the Belgian Note Principal Amount, in each case as of such date.

“German Potential Leasing Company Amortization Event” means any occurrence or event that, with the giving of notice, the passage of time or both, would constitute a German Leasing Company Amortization Event.

“German Predecessor Administrator Work Product” has the meaning given to it in Sub-Clause 6.4 (Reliance on Prior Work Product) of the German Back-Up Administration Agreement.

“German Principal Collections” means any German Collections other than German Interest Collections.

“German Priority of Payments” means the priority of payments applicable to the payments owed by German FleetCo under the German Related Documents set out in Sub-Clauses 7.3 (Application of German Interest Collections) and 7.4 (Application of German Principal Collections) of the German Facility Agreement.

“German Receivables Assignment Agreement” means the receivables assignment agreement dated on or about the Signing Date, as may be amended, restated, supplemented from time to time, entered into between German FleetCo and the German Security Trustee.

“German Registrar” means the German Administrator.

“German Related Document Actions” has the meaning specified in Sub-Clause 9.24(c) (Actions under the German Related Documents and Manufacturer Programs) of the German Facility Agreement.

“German Related Documents” means, collectively, the German Facility Agreement, the German Note Framework Agreement, the German Administration Agreement, the German Back-Up Administration Agreement, the German Liquidation Co-ordination Agreement, the German Security Documents, the German Master Lease, the German Master Fleet Purchase Agreement, the German FleetCo Corporate Services Agreement, the Tax Deed of Covenant, the THC Guarantee and Indemnity and any other agreements relating to the issuance or the purchase of the German Note.

“German Repeating Representations” means the representations and warranties of German FleetCo set out in Clause 8 (Representations and Warranties) of the German Facility Agreement save for: (i) Sub-Clause 8.3 (No Consent); (ii) Sub-Clause 8.12 (Ownership of Limited Liability Company Interests); (iii) Sub-Clause 8.20 (Stamp Taxes); (iv) Sub-Clause 8.21 (Capitalisation); (v) Sub-Clause 8.22 (No Distributions); and (vi) Sub-Clause 8.23 (Beneficial Owner).

“German Repurchase Date” has the meaning specified in Sub-Clause 11.1 (Optional Redemption of the German Note) of the German Facility Agreement.

“German Required Reserve Advance” means an amount as agreed between the German Security Trustee (acting on the instructions of Required Noteholders) and the German Liquidation Co-ordinator and notified to the Issuer and the German FleetCo.

“German Reserve Advance” has the meaning given to “Reserve Advance” in clause 2.3(a) (Advances) of the German Facility Agreement.

“German Secured Obligations” means the aggregate of German FleetCo’s Indebtedness, liabilities and obligations which are now or may at any time hereafter be due, owing or incurred in any manner whatsoever to the German Secured Parties:

(a)	whether actually or contingently; or

(b)	whether presently due or falling due at some future time,

arising under the German Related Documents and the German Note, whether solely or jointly with another person, whether as principal or surely and whether or not the German Secured Parties shall have been an original party to the relevant transaction and in whatever currency denominated.

“German Secured Party” means each of the parties listed at Schedule 1 (FleetCo Secured Parties) to the German Security Trust Deed.

“German Security” means the security interests granted to the German Security Trustee pursuant to the German Security Documents.

“German Security Documents” means the German Security Trust Deed, the First Supplemental German Security Trust Deed, the Second Supplemental German Security Trust Deed, the Third Supplemental German Security Trust Deed, the German Account Pledge Agreement, the Second German Account Pledge Agreement, the Third German Account Pledge Agreement, the Fourth German Account Pledge Agreement, the German Parallel Debt Agreement, the German Security Transfer Agreement, the German FleetCo Shares Pledge, the German FleetCo Irish Account Pledge Agreement and the German Receivables Assignment Agreement.

“German Security Transfer Agreement” means the security transfer agreement dated on or about the Signing Date, as may be amended, restated, supplemented from time to time, entered into between German FleetCo and the German Security Trustee.

“German Security Trust Deed” means the security trust deed dated on or about the Signing Date, as may be amended, restated, supplemented from time to time, entered into between the Issuer Security Trustee, the German Security Trustee, German FleetCo and the German Secured Parties named therein.

“German Security Trustee” means BNP Paribas Trust Corporation UK Limited.

“German Servicer” means Hertz Autovermietung GmbH, in its capacity as servicer under the German Master Lease.

“German Supplemental Documents” means the Lease Vehicle Acquisition Schedules, the Intra-Lease Lessee Transfer Schedules and any other related documents attached to the German Master Lease, in each case solely to the extent to which such schedules and documents relate to Lease Vehicles or otherwise relate to and/or constitute German Collateral.

“German Transaction Account” means the transaction account in the name of German FleetCo from which withdrawals are made in accordance with Clause 7 (Applications and Distributions) of the German Facility Agreement.

“German Transfer Date” has the meaning specified in Sub-Clause 4.1 (Transfer of Administrative Obligations) of the German Back-Up Administration Agreement.

“German Vehicle Documents” means, in respect of both Program Vehicles and Non-Program Vehicles, the radio code/spare key, warranty/servicing booklet, German Vehicle Certificate I (Zulassungsbescheinigung Teil I – “Kfz-Schein”), German Vehicle Certificate II (Zulassungbescheinigung Teil II – “Kfz-Brief”), invoice of Manufacturer/Dealer and the title transfer offer.

“German Vehicles” means all Vehicles owned by German FleetCo.

“Initial Purchase Price” means, in relation to a Vehicle, the purchase price or other consideration payable by German OpCo to the Supplier for the purchase by German OpCo of such Vehicle, as provided in the relevant Vehicle Purchasing Agreement.

“New Sale and Repurchase Agreement” means each Original Sale and Repurchase Agreement as amended by and pursuant to the relevant Supplemental Agreement (including the Required Contractual Criteria).

“Original Sale and Repurchase Agreement” means any Vehicle Purchasing Agreement entered into by the Supplier and German OpCo pursuant to which the Supplier has agreed to sell certain vehicles to German OpCo and to subsequently repurchase such vehicles from German OpCo in certain circumstances.

“Purchase Offer” has the meaning given to it in Sub-Clause 2.1 of the German Master Fleet Purchase Agreement.

“Related Rights” means, in connection with any Relevant Vehicle, all rights of the owner thereof including, without limitation, any rights to the benefit of any warranties or guarantees given by the manufacturer or seller of the Relevant Vehicle, excluding, however, any rights relating to volume rebates and discounts set forth in Sub-Clause 2.6 of each Supplemental Agreement.

“Required Tax Period” means a tax period which commences within 12 months of the end of the tax period in which the relevant payment is deducted by the Issuer.

“Second German Account Pledge Agreement” means the second account pledge agreement dated on or about the Fifth Amendment Date between German FleetCo and the German Security Trustee.

“Title Transfer Offer” has the meaning given in Sub-Clause 3.4 of the German Master Fleet Purchase Agreement.

“Third German Account Pledge Agreement” means the third account pledge agreement dated on or about the Sixth Amendment Date between German FleetCo and the German Security Trustee.

1.5	Spanish Definitions

“Spanish AAA Component” means each of:

(a)	the Spanish Eligible Investment Grade Program Vehicle Amount;

(b)	the Spanish Eligible Investment Grade Program Receivable Amount;

(c)	the Spanish Eligible Non-Investment Grade Program Vehicle Amount;

(d)	the Spanish Eligible Non-Investment Grade (High) Program Receivable Amount;

(e)	the Spanish Eligible Non-Investment Grade (Low) Program Receivable Amount;

(f)	the Spanish Eligible Investment Grade Non-Program Vehicle Amount;

(g)	the Spanish Eligible Non-Investment Grade Non-Program Vehicle Amount;

(h)	the Eligible Due and Unpaid Lease Payment Amount under the Spanish Master Lease;

(i)	the Spanish Net VAT Receivables; and

(j)	the Remainder AAA Amount with respect to Spanish FleetCo.

“Spanish AAA Select Component” means each Spanish AAA Component other than the Eligible Due and Unpaid Lease Payment Amount.

“Spanish Acceleration Notice” has the meaning given to it in Sub-Clause 6.3 (Spanish Acceleration Notice) of the Spanish Security Trust Deed.

“Spanish Account Bank” means BNP Paribas S.A., Spanish Branch or, as the case may be, any other Acceptable Bank which would be subsequently appointed as Spanish Account Bank.

“Spanish Account Letter of Acknowledgement” means the letter of acknowledgement in respect of the Spanish Accounts signed by the Spanish Account Bank, the Spanish Security Trustee and Spanish FleetCo on or about the Signing Date and as may be amended, restated, supplemented from time to time.

“Spanish Account Mandates” means the signature authorities relating to a Spanish Account, as amended from time to time.

“Spanish Accounts” means the accounts established and maintained in the name of Spanish FleetCo.

“Spanish Administration Agreement” means the Spanish administration agreement entered into between Spanish FleetCo, the Spanish Administrator and the Spanish Security Trustee dated on or about the Signing Date and as may be amended, restated, supplemented from time to time.

“Spanish Administrator” means Hertz de España, S.L., a limited liability company incorporated and existing under the laws of the Kingdom of Spain, with registered office at calle Jacinto Benavente 2, Edificio B, 3ª planta, Las Rozas, Madrid (Spain) and Spanish Tax Id number B-28121549.

“Spanish Administrator Default” has the meaning specified in Sub-Clause 9.2 (Term of Agreement; Removal of Spanish Administrator) of the Spanish Administration Agreement.

“Spanish Advance” has the meaning given to “Advance” in clause 2.3(a) (Advances) of the Spanish Facility Agreement.

“Spanish Aggregate Asset Amount” means, as of any date of determination, the amount equal to the sum of each of the following with respect to Spanish FleetCo:

(a)	the aggregate Net Book Value of all Spanish Eligible Vehicles as of such date;

(b)	the aggregate amount of all Spanish Manufacturer Receivables as of such date;

(c)	the Due and Unpaid Lease Payment Amount in respect of the Spanish Master Lease as of such date; and

(d)	the Spanish Net VAT Receivables as of such date.

“Spanish Back-Up Administration Agreement” means the Spanish back-up administration agreement entered into between Spanish FleetCo, the Spanish Administrator, the Spanish Back-Up Administrator and the Spanish Security Trustee dated on or about the Signing Date and as may be amended, restated, supplemented from time to time.

“Spanish Back-Up Administrator” means TMF Administrative Services B.V..

“Spanish Back-Up Servicing Fee” has the meaning given to it in Sub-Clause 6.1(a) (Compensation) of the Spanish Back-Up Administration Agreement.

“Spanish Bank Account Pledge Agreement” means the public deed of pledge over credit rights arising from bank accounts entered into on or about the Signing Date, as may be amended, restated, ratified and/or supplemented from time to time, between Spanish FleetCo as pledgor and the Spanish Security Trustee.

“Spanish Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each Spanish AAA Select Component, in each case as of such date.

“Spanish Carrying Charges” means, for any Payment Date, without duplication, the sum of:

(a)	the Spanish Monthly Servicing Fee payable by Spanish FleetCo to the Spanish Servicer pursuant to the Spanish Master Lease on such Payment Date;

(b)	all reasonable out-of-pocket costs and expenses of Spanish FleetCo incurred in connection with the Spanish Note;

(c)	all fees, expenses and other amounts payable by Spanish FleetCo under the Spanish Related Documents;

(d)	any accrued Spanish Carrying Charges that remain unpaid as of the immediately preceding Payment Date (after giving effect to all distributions in respect of such Payment Date);

(e)	the Spanish Percentage of the Carrying Charges; and

(f)	one twelfth of the Spanish Percentage of the Issuer Minimum Profit Amount.

“Spanish Class A Adjusted Advance Rate” means, as of any date of determination, with respect to any Spanish AAA Select Component, a percentage equal to the greater of (A) (i) the Spanish Class A Baseline Advance Rate for such Spanish AAA Component, minus (ii) the Class A Concentration Excess Advance Rate Adjustment for such Spanish AAA Select Component minus (iii) the Class A MTM/DT Advance Rate Adjustment for such Spanish AAA Select Component; and (B) zero.

“Spanish Class A Baseline Advance Rate” means, with respect to each Spanish AAA Select Component, the percentage set forth opposite such Spanish AAA Select Component in the following table (provided that for the Spanish AAA Select Component related to Vehicles subleased to a Fleetco from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the Spanish Master Lease and Servicing Agreement, the percentage shall be the lower of (i) the percentage set forth opposite such Spanish AAA Select Component in the below table and (ii) the percentage set forth opposite such Fleetco AAA Select Component in the table related to the Fleetco Class A Baseline Advance Rate with respect to the Fleetco where it is subleased):

Spanish AAA Component	Spanish Class A Baseline Advance Rate
Spanish Eligible Investment Grade Program Vehicle Amount	79. 50%
Spanish Eligible Investment Grade Program Receivable Amount	79. 50%
Spanish Eligible Non-Investment Grade Program Vehicle Amount	67.50%
Spanish Eligible Non-Investment Grade (High) Program Receivable Amount	0%
Spanish Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant Spanish Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Spanish Master Lease, the following Spanish Class A Baseline Advance Rate shall apply to such subleased Vehicles:	71.75%
- Spanish Eligible Vehicles subleased to France:	71.75%
- Spanish Eligible Vehicles subleased to Germany:	69.00%
- Spanish Eligible Vehicles subleased to the Netherlands:	64.75%
- Spanish Eligible Vehicles subleased to Italy:	69.00%
-Spanish Eligible Vehicles subleased to Belgium:	71.75%
Spanish Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant Spanish Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Spanish Master Lease, the following Spanish Class A Baseline Advance Rate shall apply to such subleased Vehicles:	67.50%
- Spanish Eligible Vehicles subleased to France:	67.50%
- Spanish Eligible Vehicles subleased to Germany:	61.50%

Spanish AAA Component	Spanish Class A Baseline Advance Rate
- Spanish Eligible Vehicles subleased to the Netherlands:	61.75%
- Spanish Eligible Vehicles subleased to Italy:	66.50%
-Spanish Eligible Vehicles subleased to Belgium:	67.50%
Spanish Net VAT Receivables,	95.50%
Remainder AAA Amount	0%

“Spanish Class A Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Spanish Class A Blended Advance Rate Weighting Numerator and the denominator of which is the Spanish Blended Advance Rate Weighting Denominator, in each case as of such date.

“Spanish Class A Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Spanish AAA Select Component equal to the product of such Spanish AAA Select Component and the Spanish Class A Adjusted Advance Rate with respect to such Spanish AAA Select Component, in each case as of such date.

“Spanish Class B Adjusted Advance Rate” means, as of any date of determination, with respect to any Spanish AAA Select Component, a percentage equal to the greater of (A) (i) the Spanish Class B Baseline Advance Rate for such Spanish AAA Component, minus (ii) the Class B Concentration Excess Advance Rate Adjustment for such Spanish AAA Select Component minus (iii) the Class B MTM/DT Advance Rate Adjustment for such Spanish AAA Select Component; and (B) zero.

“Spanish Class B Baseline Advance Rate” means, with respect to each Spanish AAA Select Component, the percentage set forth opposite such Spanish AAA Select Component in the following table (provided that for the Spanish AAA Select Component related to Vehicles subleased to a Fleetco from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the Spanish Master Lease and Servicing Agreement, the percentage shall be the lower of (i) the percentage set forth opposite such Spanish AAA Select Component in the below table and (ii) the percentage set forth opposite such Fleetco AAA Select Component in the table related to the Fleetco Class B Baseline Advance Rate with respect to the Fleetco where it is subleased):

Spanish AAA Component	Spanish Class B Baseline Advance Rate
Spanish Eligible Investment Grade Program Vehicle Amount	81.00%

Spanish AAA Component	Spanish Class B Baseline Advance Rate
Spanish Eligible Investment Grade Program Receivable Amount	81.00%
Spanish Eligible Non-Investment Grade Program Vehicle Amount	72.75%
Spanish Eligible Non-Investment Grade (High) Program Receivable Amount	0.00%
Spanish Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant Spanish Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Spanish Master Lease, the following Spanish Class A Baseline Advance Rate shall apply to such subleased Vehicles:	76.25%
- Spanish Eligible Vehicles subleased to France:	76.25%
- Spanish Eligible Vehicles subleased to Germany:	73.00%
- Spanish Eligible Vehicles subleased to the Netherlands:	69.50%
- Spanish Eligible Vehicles subleased to Italy:	73.25%
-Spanish Eligible Vehicles subleased to Belgium:	76.25%
Spanish Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant Spanish Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Spanish Master Lease, the following Spanish Class A Baseline Advance Rate shall apply to such subleased Vehicles:	72.75%
- Spanish Eligible Vehicles subleased to France:	72.75%
- Spanish Eligible Vehicles subleased to Germany:	66.25%
- Spanish Eligible Vehicles subleased to the Netherlands:	67.00%

Spanish AAA Component	Spanish Class B Baseline Advance Rate
- Spanish Eligible Vehicles subleased to Italy:	71.25%
-Spanish Eligible Vehicles subleased to Belgium:	72.75%
Spanish Net VAT Receivables,	95.75%
Remainder AAA Amount	0.00%

“Spanish Class B Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Spanish Class B Blended Advance Rate Weighting Numerator and the denominator of which is the Spanish Blended Advance Rate Weighting Denominator, in each case as of such date.

“Spanish Class B Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Spanish AAA Select Component equal to the product of such Spanish AAA Select Component and the Spanish Class B Adjusted Advance Rate with respect to such Spanish AAA Select Component, in each case as of such date.

“Spanish Class C Adjusted Advance Rate” means, as of any date of determination, with respect to any Spanish AAA Select Component, a percentage equal to the greater of (A) (i) the Spanish Class C Baseline Advance Rate for such Spanish AAA Component, minus (ii) the Class C Concentration Excess Advance Rate Adjustment for such Spanish AAA Select Component minus (iii) the Class C MTM/DT Advance Rate Adjustment for such Spanish AAA Select Component; and (B) zero.

“Spanish Class C Baseline Advance Rate” means, with respect to each Spanish AAA Select Component, the percentage set forth opposite such Spanish AAA Select Component in the following table (provided that for the Spanish AAA Select Component related to Vehicles subleased to a Fleetco from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the Spanish Master Lease and Servicing Agreement, the percentage shall be the lower of (i) the percentage set forth opposite such Spanish AAA Select Component in the below table and (ii) the percentage set forth opposite such Fleetco AAA Select Component in the table related to the Fleetco Class C Baseline Advance Rate with respect to the Fleetco where it is subleased):

Spanish AAA Component	Spanish Class C Baseline Advance Rate
Spanish Eligible Investment Grade Program Vehicle Amount	85.50%
Spanish Eligible Investment Grade Program Receivable Amount	85.50%

Spanish AAA Component	Spanish Class C Baseline Advance Rate
Spanish Eligible Non-Investment Grade Program Vehicle Amount	84.15%
Spanish Eligible Non-Investment Grade (High) Program Receivable Amount	0.00%
Spanish Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant Spanish Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Spanish Master Lease, the following Spanish Class A Baseline Advance Rate shall apply to such subleased Vehicles:	84.15%
- Spanish Eligible Vehicles subleased to France:	84.15%
- Spanish Eligible Vehicles subleased to Germany:	81.75%
- Spanish Eligible Vehicles subleased to the Netherlands:	78.00%
- Spanish Eligible Vehicles subleased to Italy:	82.25%
-Spanish Eligible Vehicles subleased to Belgium:	84.15%
Spanish Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant Spanish Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Spanish Master Lease, the following Spanish Class A Baseline Advance Rate shall apply to such subleased Vehicles:	84.15%
- Spanish Eligible Vehicles subleased to France:	84.15%
- Spanish Eligible Vehicles subleased to Germany:	81.75%
- Spanish Eligible Vehicles subleased to the Netherlands:	78.00%
- Spanish Eligible Vehicles subleased to Italy:	82.25%

Spanish AAA Component	Spanish Class C Baseline Advance Rate
-Spanish Eligible Vehicles subleased to Belgium:	84.15%
Spanish Net VAT Receivables,	96.00%
Remainder AAA Amount	0.00%

“Spanish Class C Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Spanish Class C Blended Advance Rate Weighting Numerator and the denominator of which is the Spanish Blended Advance Rate Weighting Denominator, in each case as of such date.

“Spanish Class C Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Spanish AAA Select Component equal to the product of such Spanish AAA Select Component and the Spanish Class C Adjusted Advance Rate with respect to such Spanish AAA Select Component, in each case as of such date.

“Spanish Collateral” means all of the assets which from time to time are, or are expressed to be, the subject of the Spanish Security.

“Spanish Collection Account” means the collection account in the name of Spanish FleetCo into which Spanish Collections shall be deposited.

“Spanish Collection Account Reserve Ledger” means the ledger so named maintained in the Spanish Collection Account.

“Spanish Collections” means all payments on or in respect of the Spanish Collateral.

“Spanish Commitment Termination Date” means 1 October 2048.

“Spanish Daily Collection Report” has the meaning specified in Sub-Clause 5.1(a) (Daily Collection Reports) of the Spanish Facility Agreement.

“Spanish Daily Interest Allocation” means, on each Spanish Deposit Date, an amount equal to the aggregate amount of Spanish Interest Collections deposited into the Spanish Transaction Account on such date.

“Spanish Daily Interest Amount” means, for any day in an Interest Period, an amount equal to the result of:

(a)	the product of (i) the Spanish Note Rate for such Interest Period and (ii) the Spanish Note Principal Amount as of the close of business on such date; divided by

(b)	30.

“Spanish Daily Principal Allocation” means, on each Spanish Deposit Date, an amount equal to the aggregate amount of Spanish Principal Collections deposited into the Spanish Transaction Account on such date.

“Spanish Decrease” has the meaning specified in Sub-Clause 2.4(a) (Procedure for Decreasing the Spanish Note Principal Amount) of the Spanish Facility Agreement.

“Spanish Deposit Date” has the meaning specified in Sub-Clause 7.1 (Allocations with Respect to the Spanish Note) of the Spanish Facility Agreement.

“Spanish Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Non-Program Vehicle owned by Spanish FleetCo in respect of the Spanish Vehicles for which the Disposition Date has not occurred as of such date.

“Spanish Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to Spanish FleetCo in respect of the Spanish Vehicles, as of such date by all Investment Grade Manufacturers.

“Spanish Eligible Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Program Vehicle owned by Spanish FleetCo in respect of the Spanish Vehicles for which the Disposition Date has not occurred as of such date.

“Spanish Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to Spanish FleetCo in respect of the Spanish Vehicles, as of such date by all Non-Investment Grade (High) Manufacturers.

“Spanish Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Manufacturer Receivables payable to Spanish FleetCo in respect of the Spanish Vehicles, as of such date by all Non-Investment Grade (Low) Manufacturers.

“Spanish Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value of each Non-Investment Grade Non-Program Vehicle owned by Spanish FleetCo in respect of the Spanish Vehicles for which the Disposition Date has not occurred as of such date.

“Spanish Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Non-Investment Grade (High) Program Vehicle and each Non-Investment Grade (Low) Program Vehicle, in each case, owned by Spanish FleetCo in respect of the Spanish Vehicles and for which the Disposition Date has not occurred as of such date.

“Spanish Eligible Vehicles” means the Eligible Vehicles owned by Spanish FleetCo in respect of the Spanish Vehicles.

“Spanish Enforcement Notice” has the meaning specified in Sub-Clause 6.1 (Spanish Enforcement Notice) of the Spanish Security Trust Deed.

“Spanish Facility Agreement” means the VFN issuance facility agreement entered into between Spanish FleetCo, the Spanish Noteholder and the Spanish Security Trustee dated on or about the Signing Date and as may be amended, restated, supplemented from time to time.

“Spanish FleetCo” means Stuurgroep Fleet (Netherlands) B.V. acting through its Spanish branch Stuurgroep Fleet (Netherlands) B.V., Sucursal En España, whose registered office is at calle Jacinto Benavente, 2, Edificio B, 3ª planta, Las Rozas de Madrid, Madrid (Spain) and registered with the Commercial Registry of Madrid under Volume M-672439, Book 37748, Folio 1.

“Spanish Initial Principal Amount” means €178,226,305.33.

“Spanish Interest Collections” means on any date of determination, all Spanish Collections which represent payments of Monthly Variable Rent under the Spanish Master Lease plus any amounts earned on Permitted Investments in the Spanish Collection Account that are available for distribution on such date and any indemnity amounts received by the Spanish FleetCo from any Related Document.

“Spanish Leasing Company Amortization Event” has the meaning given to it in Sub-Clause 10.1(o)(i) of the Spanish Facility Agreement.

“Spanish Lessee” means Hertz de España, S.L.

“Spanish Legal Final Payment Date” means the one-year anniversary of the Spanish Commitment Termination Date.

“Spanish Liquidation Co-ordination Agreement” means the liquidation co-ordination agreement entered into between (among others) Spanish FleetCo, the Spanish Liquidation Co-ordinator and the Spanish Security Trustee dated on or about the Signing Date and as may be amended, restated, supplemented from time to time.

“Spanish Liquidation Co-ordinator” means Interpath (France) SAS.

“Spanish Manufacturer Receivables” means the Manufacturer Receivables owing to Spanish FleetCo in respect of Spanish Vehicles only.

“Spanish Master Lease” means the Spanish Master Lease and Servicing Agreement, dated on or about the Signing Date between, among others, Spanish FleetCo, as lessor thereunder and Spanish OpCo, as lessee and servicer and as may be amended, restated, supplemented from time to time.

“Spanish Master Lease Payment Default” means the occurrence of any event described in Sub-Clause 9.1.1 (Events of Default) of the Spanish Master Lease.

“Spanish Maximum Principal Amount” means EUR 1,467,750,000, and/or following a 2022 Liquidity Drawstop, EUR 1,250,000,000; provided further that such amount may be increased or reduced from time to time pursuant to written agreement between the Spanish Noteholder and Spanish FleetCo, provided that no such reduction shall cause the Spanish Maximum Principal Amount to be less than the Spanish Note Principal Amount.

“Spanish Minimum Profit Amount” means, on an annual basis, an amount equal to five per cent. (5%) of Spanish Servicing Fee payable under the Spanish Master Lease as the local GAAP profit before tax.

“Spanish Monthly Administration Fee” has the meaning specified in Clause 4 (Compensation) of the Spanish Administration Agreement.

“Spanish Monthly Collateral Certificate” has the meaning specified in Sub-Clause 5.1(d) (Monthly Collateral Certificate) of the Spanish Facility Agreement.

“Spanish Monthly Interest” means, with respect to any Payment Date, an amount equal to the sum of:

(a)	the Spanish Daily Interest Amount for each day in the Interest Period related to such Payment Date; plus

(b)	all previously due and unpaid amounts described in paragraph (a) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this paragraph (b) at the Spanish Note Rate).

“Spanish Monthly Servicing Certificate” has the meaning specified in Sub-Clause 5.1(c) (Monthly Servicing Certificate) of the Spanish Facility Agreement.

“Spanish Monthly Servicing Fee” has the meaning specified in Clause 6.6(a) (Servicer’s Monthly Fee) of the Spanish Master Lease.

“Spanish Note Framework Agreement” means the note framework agreement entered into between Spanish FleetCo and the Spanish Security Trustee dated on or about the Signing Date and as may be amended, restated, supplemented from time to time.

“Spanish Net VAT Receivables” means the Net VAT Receivables owing to Spanish FleetCo.

“Spanish Note Principal Amount” means, when used with respect to any date, an amount equal to the result of: (i) the Spanish Initial Principal Amount, plus (ii) the principal amount of the portion of all Spanish Advances funded by the Spanish Noteholder on or prior to such date, minus (iii) the amount of principal payments (whether pursuant to a Spanish Decrease, a redemption or otherwise) made to such Spanish Noteholder pursuant to the Spanish Facility Agreement.

“Spanish Note Rate” means, for any Interest Period, the rate, as determined by the Issuer in its reasonable discretion, reflecting (i) the Spanish Percentage of the Carrying Charges payable by the Issuer for such Interest Period and (ii) the proportion of interest costs by the Issuer for such Interest Period attributable to Spanish FleetCo (based on the Spanish Class A Blended Advance Rate, Spanish Class B Blended Advance Rate and Spanish Class C Blended Advance Rate).

“Spanish Note Register” has the meaning specified in Sub-Clause 2.6 (Spanish Note Register) of the Spanish Note Framework Agreement.

“Spanish Note Repurchase Amount” means, as of any date of determination, the sum of the Spanish Note Principal Amount plus all accrued and unpaid interest thereon and any fees in respect thereof then due and payable to the Spanish Noteholder.

“Spanish Noteholder” means the Issuer.

“Spanish Note” means each variable funding rental car asset backed note issued by Spanish FleetCo pursuant to and in accordance with the Spanish Note Framework Agreement and the Spanish Facility Agreement.

“Spanish OpCo” means Hertz de España, S.L., a limited liability company incorporated and existing under the laws of the Kingdom of Spain, wih registered office at calle Jacinto Benavente 2, Edificio B, 3ª planta, Las Rozas, Madrid (Spain) and Spanish Tax Id number B-28121549.

“Spanish Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Spanish Note Principal Amount as of such date and the denominator of which is the sum of the Dutch Note Principal Amount, the French Facility Principal Amount, the German Note Principal Amount, the Spanish Note Principal Amount, the Italian Note Principal Amount and the Belgian Note Principal Amount, in each case as of such date.

“Spanish Potential Leasing Company Amortization Event” means any occurrence or event that, with the giving of notice, the passage of time or both, would constitute a Spanish Leasing Company Amortization Event.

“Spanish Predecessor Administrator Work Product” has the meaning given to it in Sub-Clause 6.4 (Reliance on Prior Work Product) of the Spanish Back-Up Administration Agreement.

“Spanish Pledge over Credit Rights” means the public deed of pledge over credit rights dated on or around the Signing Date between Spanish FleetCo as pledgor and the Spanish Security Trustee and as may be amended, restated, ratified, extended and/or supplemented from time to time.

“Spanish Pledge over VAT Receivables” means the public deed of pledge over credit rights arising from VAT Receivables dated on or around the Signing Date between Spanish FleetCo as pledgor and the Spanish Security Trustee and as may be amended, restated, ratified, extended and/or supplemented from time to time.

“Spanish Principal Collections” means any Spanish Collections other than Spanish Interest Collections.

“Spanish Priority of Payments” means the priority of payments applicable to the payments owed by Spanish FleetCo under the Spanish Related Documents set out in Sub-Clauses 7.3 (Application of Spanish Interest Collections) and 7.4 (Application of Spanish Principal Collections) of the Spanish Facility Agreement.

“Spanish Registrar” means the Spanish Administrator.

“Spanish Related Document Actions” has the meaning specified in Sub-Clause 9.24(c) (Actions under the Spanish Related Documents and Manufacturer Programs) of the Spanish Facility Agreement.

“Spanish Related Documents” means, collectively, the Spanish Facility Agreement, the Spanish Note Framework Agreement, the Spanish Administration Agreement, the Spanish Back-Up Administration Agreement, the Spanish Liquidation Co-ordination Agreement, the Spanish Security Documents, the Spanish Master Lease, the Spanish Third Party Holding Agreement, the Spanish Transfer Agreement, the Tax Deed of Covenant, the THC Guarantee and Indemnity and any other agreements relating to the issuance or the purchase of the Spanish Note.

“Spanish Repeating Representations” means the representations and warranties of Spanish FleetCo set out in Clause 8 (Representations and Warranties) of the Spanish Facility Agreement save for: (i) Sub-Clause 8.3 (No Consent); (ii) Sub-Clause 8.12 (Ownership of Limited Liability Company Interests); (iii) Sub-Clause 8.19 (Stamp Taxes); (iv) Sub-Clause 8.20 (Capitalisation); (v) Sub-Clause 8.21 (No Distributions); and (vi) Sub-Clause 8.22 (Beneficial Owner).

“Spanish Repurchase Date” has the meaning given to it in Sub-Clause 11.1 (Optional Redemption of the Spanish Note) of the Spanish Facility Agreement.

“Spanish Required Reserve Advance” means an amount as agreed between the Spanish Security Trustee (acting on the instructions of Required Noteholders) and the Spanish Liquidation Co-ordinator and notified to the Issuer and the Spanish FleetCo.

“Spanish Reserve Advance” has the meaning given to “Reserve Advance” in clause 2.3(a) (Advances) of the Spanish Facility Agreement.

“Spanish Secured Obligations” means the aggregate of Spanish FleetCo’s Indebtedness, liabilities and obligations which are now or may at any time hereafter be due, owing or incurred in any manner whatsoever to the Spanish Secured Parties:

(a)	whether actually or contingently; or

(b)	whether presently due or falling due at some future time,

arising under the Spanish Related Documents and the Spanish Note, whether solely or jointly with another person, whether as principal or surely and whether or not the Spanish Secured Parties shall have been an original party to the relevant transaction and in whatever currency denominated.

“Spanish Secured Party” means each of the parties listed at Schedule 1 (Spanish Secured Parties) to the Spanish Security Trust Deed.

“Spanish Security” means the security interests granted to the Spanish Security Trustee pursuant to the Spanish Security Documents.

“Spanish Security Documents” means the Spanish Security Trust Deed, the First Supplement Spanish Security Trust Deed, the Second Supplemental Spanish Security Trust Deed, the Third Supplemental Spanish Security Trust Deed, the Spanish Vehicle Pledge Agreement, the Spanish Bank Account Pledge Agreement, the Spanish Pledge over Credit Rights, the Spanish Pledge over VAT Receivables, the Spanish Third Party Holding Agreement and the Dutch Shares Pledge.

“Spanish Security Trust Deed” means the security trust deed dated on or about the Signing Date entered into between the Issuer Security Trustee, the Spanish Security Trustee, Spanish FleetCo and the Spanish Secured Parties named therein and as may be amended, restated, supplemented from time to time.

“Spanish Security Trustee” means BNP Paribas Trust Corporation UK Limited.

“Spanish Servicer” means Hertz de España, S.L., in its capacity as servicer under the Spanish Master Lease.

“Spanish Servicing Fee” means €400,000 per annum or such other adjusted amount notified to the Lessor by the Spanish Servicer based on the reasonable costs and expenses incurred in connection with the provision of services in accordance with the Spanish Master Lease.

“Spanish Supplemental Documents” means the Lease Vehicle Acquisition Schedules, the Intra-Lease Lessee Transfer Schedules and any other related documents attached to the Spanish Master Lease, in each case solely to the extent to which such schedules and documents relate to Lease Vehicles or otherwise relate to and/or constitute Spanish Collateral.

“Spanish Third Party Holder” means Hertz de España, S.L.

“Spanish Third Party Holding Agreement” means the Spanish third party holding agreement dated on or around the Signing Date entered into by the Spanish Security Trustee and the Spanish Third Party Holder and as may be amended, restated, supplemented from time to time.

“Spanish Transaction Account” means the transaction account in the name of Spanish FleetCo from which withdrawals are made in accordance with Clause 7 (Applications and Distributions) of the Spanish Facility Agreement.

“Spanish Transfer Agreement” means the sale and purchase agreement dated on or around the Signing Date entered into by the Spanish Third Party Holder and Spanish FleetCo and as may be amended, restated, supplemented from time to time.

“Spanish Transfer Date” has the meaning specified in Sub-Clause 4.1 (Transfer of Administrative Obligations) of the Spanish Back-Up Administration Agreement.

“Spanish Vehicle Pledge Agreement” means the Spanish vehicle pledge agreement dated on or around the Signing Date entered into between Spanish FleetCo as pledgor, the Spanish Security Trustee and the Spanish Third Party Holder and as may be amended, restated, ratified, extended and/or supplemented from time to time.

“Spanish Vehicle Documents” means the registration documents, keys and spare keys to the Spanish Vehicles.

“Spanish Vehicles” means all Vehicles owned by Spanish FleetCo and which are leased pursuant to the Spanish Master Lease (which, for the avoidance of doubt, excludes any Dutch Vehicles and Belgian Vehicles).

1.6	Italian Definitions

“CONSOB” means Commissione Nazionale per le Società e la Borsa.

“Banca Finint” means Banca Finanziaria Internazionale S.p.A., breviter Banca Finint S.p.A., a bank incorporated as a joint stock company (società per azioni) under the laws of the Republic of Italy, having its registered office in Via V. Alfieri, 1, 31015 Conegliano (TV), Italy, share capital of Euro 91,743,007.00 fully paid up, tax code and enrolment in the companies’ register of Treviso-Belluno no. 04040580963, VAT Group “Gruppo IVA FININT S.P.A.” – VAT no. 04977190265, registered in the banks’ register held by the Bank of Italy pursuant to article 13 of the Consolidated Banking Act under no. 5580 and in the register of the banking group held by the Bank of Italy as parent company of the Banca Finanziaria Internazionale Banking Group, member of the “Fondo Interbancario di Tutela dei Depositi” and of the “Fondo Nazionale di Garanzia”.

“Consolidated Banking Act” means Italian Legislative Decree No. 385 of 1 September 1993, as amended and supplemented from time to time.

“Consolidated Financial Act” means Italian Legislative Decree no. 58 of 24 February 1998, as amended and supplemented from time to time.

“DU Certificate” means the single registration and property certificate (Documento Unico di Circolazione e di Proprietà del veicolo).

“Due Information” has the meaning specified in Clause 4.4(b) (Information due and management by the Italian Fleet Servicer) of the Italian Master Servicing Agreement.

“Errors” has the meaning specified in Clause 6.4 (Reliance on Prior Work Product) of the Italian Back-Up Administration Agreement.

“EU Insolvency Regulation” means Regulation (EU) 2015/848 of the European Parliament and of the Council of 20 May 2015 on insolvency proceedings, as amended and supplemented from time to time.

“Euroclear” means Euroclear Bank S.A./N.V.

“EUWA” means the European Union (Withdrawal) Act 2018 (as amended by the European (Withdrawal Agreement) Act 2020).

“Fleet Report Date” means:

(a)	prior to a Lease Event of Default or Instalment Sale Event of Default, each Determination Date; and

(b)	following:

(i)	a Lease Event of Default or Instalment Sale Event of Default; and/or

(ii)	the long term rating ascribed to The Hertz Corporation Inc. by S&P being B- or lower or by Moody’s being B3 or lower or by Fitch being B- or lower,

and whilst the same is continuing, the last Business Day of each calendar week, or such other date as may be agreed between the Italian Liquidation Co-ordinator and Italian OpCo.

“Further Italian Vehicles” means the further Italian Vehicles purchased by Italian FleetCo from the Italian Fleet Seller in accordance with the provisions of the Italian Fleet Transfer Agreement and other sales of Vehicles from the Manufacturers and, among others, the Dealers and/or Auction Sellers, from time to time.

“General Data Protection Regulation” means the Regulation (EU) 2016/679, as amended and supplemented from time to time.

“Initial Italian Vehicles” means the initial Italian Vehicles purchased by Italian FleetCo from the Italian Fleet Seller, on arm’s length terms, pursuant to terms contained in the Italian Fleet Transfer Agreement.

“Initial Subscription Price” has the meaning specified in Clause 2.2 (Subscription and funding of the Italian Notes on the Fifth Amendment Date) of the Italian Note Purchase Agreement.

“Insurance Distribution Directive” means Directive 2016/97/EU as amended.

“Italian AAA Component” means each of:

(a)	the Italian Eligible Investment Grade Program Vehicle Amount;

(b)	the Italian Eligible Investment Grade Program Receivable Amount;

(c)	the Italian Eligible Non-Investment Grade Program Vehicle Amount;

(d)	the Italian Eligible Non-Investment Grade (High) Program Receivable Amount;

(e)	the Italian Eligible Non-Investment Grade (Low) Program Receivable Amount;

(f)	the Italian Eligible Investment Grade Non-Program Vehicle Amount;

(g)	the Italian Eligible Non-Investment Grade Non-Program Vehicle Amount;

(h)	the Eligible Due and Unpaid Lease Payment Amount under the Italian Master Lease, and

(i)	the Italian Net VAT Receivables.

“Italian AAA Select Component” means each Italian AAA Component other than the Eligible Due and Unpaid Lease Payment Amount.

“Italian Acceleration Notice” has the meaning given to it in the Italian Condition 13.2(b) (Rights of the Italian Noteholder upon Amortization Event or Certain Other Events of Default).

“Italian Account Bank” means Banca Nazionale del Lavoro S.p.A. or, as the case may be, any other Acceptable Bank which would be subsequently appointed as Italian Account Bank pursuant to the terms of the Italian Cash Allocation, Management and Payments Agreement.

“Italian Account Bank Accounts” means the Italian Collection Account, the Italian Transaction Account and the Quota Capital Account.

“Italian Account Bank Mandates” means the signature authorities relating to an Italian Account Bank Account, as amended from time to time in accordance with the Italian Cash Allocation, Management and Payments Agreement.

“Italian Account Mandates” means collectively the Italian Account Bank Mandates and the Italian Payment Account Bank Mandates.

“Italian Accounts” means the Italian Account Bank Accounts and the Italian Payment Account.

“Italian Administration Agreement” means the Italian administration agreement entered into between, among others, Italian FleetCo, the Italian Administrator and the Italian Noteholder dated on or about the Fifth Amendment Date and as may be amended, restated or supplemented from time to time.

“Italian Administrator” means Hertz Fleet Italiana S.r.l., a limited liability company (società a responsabilità limitata) incorporated in the Republic of Italy, with registered office at Via Galileo Galilei, 2 – 39100 Bolzano, share capital fully paid up equal to Euro 10,000, VAT number, tax code and number of registration with the register of companies of Bolzano n. 09536331003.

“Italian Administrator Default” has the meaning specified in Sub-Clause 9.2 (Term of Agreement; Removal of Italian Administrator) of the Italian Administration Agreement.

“Italian Advance Request” has the meaning given to it in Clause 2.4(a)(iv) of the Italian Note Purchase Agreement.

“Italian Aggregate Asset Amount” means, as of any date of determination, the amount equal to the sum of each of the following with respect to Italian FleetCo:

(a)	the aggregate Net Book Value of all Italian Eligible Vehicles as of such date;

(b)	the aggregate amount of all Italian Manufacturer Receivables as of such date;

(c)	the Due and Unpaid Lease Payment Amount in respect of the Italian Master Lease as of such date; and

(d)	the Italian Net VAT Receivables as of such date.

“Italian Amendment and Restatement Deed” means the amendment and restatement deed entered into by, amongst others, the Issuer, the Italian OpCo and the Issuer Security Trustee dated on or about the Eighth Amendment Date.

“Italian Back-Up Administration Agreement” means the Italian back-up administration agreement entered into between, among others, Italian FleetCo, the Italian Administrator, the Italian Back-Up Administrator and the Italian Noteholder dated on or about the Fifth Amendment Date and as may be amended, restated or supplemented from time to time.

“Italian Back-Up Administrator” means TMF Administrative Services B.V..

“Italian Back-Up Servicing Fee” has the meaning given to it in Sub-Clause 6.1(a) (Compensation) of the Italian Back-Up Administration Agreement.

“Italian Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each Italian AAA Select Component, in each case as of such date.

“Italian Calculation Agent” means Hertz Fleet Italiana S.r.l. or any other person for the time being acting as Italian Calculation Agent pursuant to the Italian Cash Allocation, Management and Payments Agreement.

“Italian Calculation Agent Monthly Report” means the report to be prepared and delivered by the Italian Calculation Agent on each Italian Calculation Date detailing any payment due by Italian FleetCo on such Payment Date in accordance with the Italian Cash Allocation, Management and Payments Agreement.

“Italian Calculation Date” means with respect to any Payment Date the date falling 2 (two) Business Days prior to such Payment Date.

“Italian Carrying Charges” means, for any Payment Date, without duplication, the sum of:

(a)	the Italian Monthly Servicing Fee payable by Italian FleetCo to the Italian Fleet Servicer pursuant to the Italian Fleet Servicing Agreement on such Payment Date;

(b)	all reasonable out-of-pocket costs and expenses of Italian FleetCo incurred in connection with the Italian Note;

(c)	all fees, expenses and other amounts payable by Italian FleetCo under the Italian Related Documents;

(d)	any accrued Italian Carrying Charges that remain unpaid as of the immediately preceding Payment Date (after giving effect to all distributions in respect of such Payment Date);

(e)	the Italian Percentage of the Carrying Charges; and

(f)	one twelfth of the Italian Percentage of the Issuer Minimum Profit Amount,

which, for the avoidance of doubt, does not include any Italian FleetCo Expenses.

“Italian Cash Allocation, Management and Payments Agreement” means the cash allocation, management and payments agreement entered into between (among others) IFM SPV S.r.l. as Italian FleetCo and International Fleet Financing No.2 B.V. as the Italian Noteholder, dated on or about the Fifth Amendment Date and as may be amended, restated or supplemented from time to time.

“Italian Civil Code” means the Codice civile italiano, enacted pursuant to Royal Decree of 16 March 1941, n. 262 (Approvazione del testo del Codice civile) (as amended).

“Italian Class A Adjusted Advance Rate” means, as of any date of determination, with respect to any Italian AAA Select Component, a percentage equal to the greater of (A) (i) the Italian Class A Baseline Advance Rate for such Italian AAA Select Component, minus (ii) the Class A Concentration Excess Advance Rate Adjustment for such Italian AAA Select Component minus (iii) the Class A MTM/DT Advance Rate Adjustment for such Italian AAA Select Component; and (B) zero.

“Italian Class A Baseline Advance Rate” means, with respect to each Italian AAA Select Component, the percentage set forth opposite such Italian AAA Select Component in the following table (provided that for the Italian AAA Select Component related to Vehicles subleased to a FleetCo from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the Italian Master Lease, the percentage shall be the lower of (i) the percentage set forth opposite such Italian AAA Select Component in the below table and (ii) the percentage set forth opposite such FleetCo AAA Select Component in the table related to the FleetCo Class A Baseline Advance Rate with respect to the FleetCo where it is subleased):

Italian AAA Component	Italian Class A Baseline Advance Rate
Italian Eligible Investment Grade Program Vehicle Amount	78.25%
Italian Eligible Investment Grade Program Receivable Amount	78.25%
Italian Eligible Non-Investment Grade Program Vehicle Amount	66.75%
Italian Eligible Non-Investment Grade (High) Program Receivable Amount	66.75%
Italian Eligible Non-Investment Grade (Low) Program Receivable Amount	0%
Italian Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant Italian Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Italian Master Lease, the following Italian Class A Baseline Advance Rate shall apply to such subleased Vehicles:	69.00%

Italian AAA Component	Italian Class A Baseline Advance Rate
- Italian Eligible Vehicles subleased to France:	69.00%
- Italian Eligible Vehicles subleased to Spain:	69.00%
- Italian Eligible Vehicles subleased to Germany:	69.00%
- Italian Eligible Vehicles subleased to Netherlands:	64.75%
-Italian Eligible Vehicles subleased to Belgium:	69.00%
Italian Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant Italian Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Italian Master Lease, the following Italian Class A Baseline Advance Rate shall apply to such subleased Vehicles:	66.50%
- Italian Eligible Vehicles subleased to France:	66. 50%
- Italian Eligible Vehicles subleased to Spain:	66.50%
- Italian Eligible Vehicles subleased to Germany:	61.50%
- Italian Eligible Vehicles subleased to Netherlands:	61.75%
- Italian Eligible Vehicles subleased to Belgium:	66.50%
Italian Net VAT Receivables	94.75%
Remainder AAA Amount	0.00%

“Italian Class A Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Italian Class A Blended Advance Rate Weighting Numerator and the denominator of which is the Italian Blended Advance Rate Weighting Denominator, in each case as of such date.

“Italian Class A Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Italian AAA Select Component equal to the product of such Italian AAA Select Component and the Italian Class A Adjusted Advance Rate with respect to such Italian AAA Select Component, in each case as of such date.

“Italian Class B Adjusted Advance Rate” means, as of any date of determination, with respect to any Italian AAA Select Component, a percentage equal to the greater of (A) (i) the Italian Class B Baseline Advance Rate for such Italian AAA Select Component, minus (ii) the Class B Concentration Excess Advance Rate Adjustment for such Italian AAA Select Component minus (iii) the Class B MTM/DT Advance Rate Adjustment for such Italian AAA Select Component; and (B) zero.

“Italian Class B Baseline Advance Rate” means, with respect to each Italian AAA Select Component, the percentage set forth opposite such Italian AAA Select Component in the following table (provided that for the Italian AAA Select Component related to Vehicles subleased to a FleetCo from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the Italian Master Lease, the percentage shall be the lower of (i) the percentage set forth opposite such Italian AAA Select Component in the below table and (ii) the percentage set forth opposite such FleetCo AAA Select Component in the table related to the FleetCo Class B Baseline Advance Rate with respect to the FleetCo where it is subleased):

Italian AAA Component	Italian Class B Baseline Advance Rate
Italian Eligible Investment Grade Program Vehicle Amount	79.50%
Italian Eligible Investment Grade Program Receivable Amount	79.50%
Italian Eligible Non-Investment Grade Program Vehicle Amount	71.50%
Italian Eligible Non-Investment Grade (High) Program Receivable Amount	71.50%
Italian Eligible Non-Investment Grade (Low) Program Receivable Amount	0.00%
Italian Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant Italian Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Italian Master Lease, the following Italian Class A Baseline Advance Rate shall apply to such subleased Vehicles:	73.25%
- Italian Eligible Vehicles subleased to France:	73.25%

Italian AAA Component	Italian Class B Baseline Advance Rate
- Italian Eligible Vehicles subleased to Spain:	73.25%
- Italian Eligible Vehicles subleased to Germany:	73.00%
- Italian Eligible Vehicles subleased to Netherlands:	69.50%
-Italian Eligible Vehicles subleased to Belgium:	73.25%
Italian Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant Italian Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Italian Master Lease, the following Italian Class A Baseline Advance Rate shall apply to such subleased Vehicles:	71.25%
- Italian Eligible Vehicles subleased to France:	71.25%
- Italian Eligible Vehicles subleased to Spain:	71.25%
- Italian Eligible Vehicles subleased to Germany:	66.25%
- Italian Eligible Vehicles subleased to Netherlands:	67.00%
-Italian Eligible Vehicles subleased to Belgium:	71.25%
Italian Net VAT Receivables	95.00%
Remainder AAA Amount	0.00%

“Italian Class B Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Italian Class B Blended Advance Rate Weighting Numerator and the denominator of which is the Italian Blended Advance Rate Weighting Denominator, in each case as of such date.

“Italian Class B Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Italian AAA Select Component equal to the product of such Italian AAA Select Component and the Italian Class B Adjusted Advance Rate with respect to such Italian AAA Select Component, in each case as of such date.

“Italian Class C Adjusted Advance Rate” means, as of any date of determination, with respect to any Italian AAA Select Component, a percentage equal to the greater of (A) (i) the Italian Class C Baseline Advance Rate for such Italian AAA Select Component, minus (ii) the Class C Concentration Excess Advance Rate Adjustment for such Italian AAA Select Component minus (iii) the Class C MTM/DT Advance Rate Adjustment for such Italian AAA Select Component; and (B) zero.

“Italian Class C Baseline Advance Rate” means, with respect to each Italian AAA Select Component, the percentage set forth opposite such Italian AAA Select Component in the following table (provided that for the Italian AAA Select Component related to Vehicles subleased to a FleetCo from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the Italian Master Lease, the percentage shall be the lower of (i) the percentage set forth opposite such Italian AAA Select Component in the below table and (ii) the percentage set forth opposite such FleetCo AAA Select Component in the table related to the FleetCo Class C Baseline Advance Rate with respect to the FleetCo where it is subleased):

Italian AAA Component	Italian Class C Baseline Advance Rate
Italian Eligible Investment Grade Program Vehicle Amount	82.25%
Italian Eligible Investment Grade Program Receivable Amount	82.25%
Italian Eligible Non-Investment Grade Program Vehicle Amount	82.25%
Italian Eligible Non-Investment Grade (High) Program Receivable Amount	82.25%
Italian Eligible Non-Investment Grade (Low) Program Receivable Amount	0.00%
Italian Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant Italian Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Italian Master Lease, the following Italian Class A Baseline Advance Rate shall apply to such subleased Vehicles:	82.25%
- Italian Eligible Vehicles subleased to France:	82.25%
- Italian Eligible Vehicles subleased to Spain:	82.25%
- Italian Eligible Vehicles subleased to Germany:	81.75%

Italian AAA Component	Italian Class C Baseline Advance Rate
- Italian Eligible Vehicles subleased to Netherlands:	78.00%
-Italian Eligible Vehicles subleased to Belgium:	82.25%
Italian Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant Italian Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Italian Master Lease, the following Italian Class A Baseline Advance Rate shall apply to such subleased Vehicles:	82.25%
- Italian Eligible Vehicles subleased to France:	82.25%
- Italian Eligible Vehicles subleased to Spain:	82.25%
- Italian Eligible Vehicles subleased to Germany:	81.75%
- Italian Eligible Vehicles subleased to Netherlands:	78.00%
-Italian Eligible Vehicles subleased to Belgium:	82.25%
Italian Net VAT Receivables	95.50%
Remainder AAA Amount	0.00%

“Italian Class C Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Italian Class C Blended Advance Rate Weighting Numerator and the denominator of which is the Italian Blended Advance Rate Weighting Denominator, in each case as of such date.

“Italian Class C Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Italian AAA Select Component equal to the product of such Italian AAA Select Component and the Italian Class C Adjusted Advance Rate with respect to such Italian AAA Select Component, in each case as of such date.

“Italian Collateral” means all of the Italian assets which from time to time are, or are expressed to be, segregated by virtue of the Italian Securitisation Law.

“Italian Collection Account” means the collection account in the name of Italian FleetCo into which Italian Collections shall be deposited.

“Italian Collection Account Reserve Ledger” means the ledger so named maintained in the Italian Collection Account.

“Italian Collections” means all payments on or in respect of the Italian Collateral, which include but are not limited to:

(a)	all amounts due under or in connection with the Italian Collateral, including, without limitation, amounts due from Manufacturers and their related auction dealers under their Manufacturer Programs with respect to the Italian Vehicles, other than Excluded Payments;

(b)	all amounts representing the proceeds from sales of Vehicles to third parties, other than the Manufacturers or their auction dealers;

(c)	if an Italian Leasing Company Amortization Event with respect to Italian FleetCo has occurred and is continuing, all insurance proceeds and warranty payments in respect of the Italian Vehicles, other than Excluded Payments;

(d)	all amounts payable to Italian FleetCo pursuant to the Italian Master Lease; and

(e)	all Italian Collections from any other source from time to time paid directly into the Italian Collection Account.

Notwithstanding the foregoing any Excluded Payments and, unless an Italian Leasing Company Amortization Event with respect to Italian FleetCo has occurred and is continuing, insurance proceeds and warranty payments with respect to the Italian Vehicles shall not be required to be deposited in the Italian Collection Account, and may be held by Italian FleetCo or paid to Italian OpCo. Italian FleetCo agrees that if any Italian Collections shall be received by Italian FleetCo in an account other than the Italian Collection Account or in any other manner, such monies, instruments, cash and other proceeds will not be commingled by Italian FleetCo with any of its other funds or property, if any, but will be held separate and apart therefrom and shall be held in trust by Italian FleetCo for the Issuer Security Trustee.

“Italian Commitment Termination Date” means 1 October 2048.

“Italian Condition” means a condition included in the Italian Terms and Conditions.

“Italian Crisis and Insolvency Code” means the Legislative Decree no. 14 of 12 January 2019, as amended, supplemented and implemented from time to time.

“Italian Daily Collection Report” has the meaning specified in Sub-Clause 6.2.1 (Italian Daily Collection Report) of the Italian Cash Allocation, Management and Payments Agreement.

“Italian Daily Interest Amount” means, for any day in an Interest Period, an amount equal to the result of:

(a)	the product of (i) the Italian Note Rate for such Interest Period and (ii) the Italian Note Principal Amount as of the close of business on such date; divided by

(b)	30.

“Italian Data Processor” means the Italian Master Servicer.

“Italian Decrease” has the meaning specified in Italian Condition 9.2(a) (Periodical Redemption for Italian Decrease).

“Italian Decree 239” means Italian Legislative Decree no. 239 of 1 April 1996, as amended from time to time.

“Italian Deed of Sale” has the meaning as specified in Clause 2.3.1 (Deeds of Sale) of the Italian Fleet Transfer Agreement.

“Italian Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Non-Program Vehicle owned by Italian FleetCo in respect of the Italian Vehicles for which the Disposition Date has not occurred as of such date.

“Italian Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to Italian FleetCo in respect of the Italian Vehicles, as of such date by all Investment Grade Manufacturers.

“Italian Eligible Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Program Vehicle owned by Italian FleetCo in respect of the Italian Vehicles for which the Disposition Date has not occurred as of such date.

“Italian Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to Italian FleetCo in respect of the Italian Vehicles, as of such date by all Non-Investment Grade (High) Manufacturers.

“Italian Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Manufacturer Receivables payable to Italian FleetCo in respect of the Italian Vehicles, as of such date by all Non-Investment Grade (Low) Manufacturers.

“Italian Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value of each Non-Investment Grade Non-Program Vehicle owned by Italian FleetCo in respect of the Italian Vehicles for which the Disposition Date has not occurred as of such date.

“Italian Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Non-Investment Grade (High) Program Vehicle and each Non-Investment Grade (Low) Program Vehicle, in each case, owned by Italian FleetCo in respect of the Italian Vehicles and for which the Disposition Date has not occurred as of such date.

“Italian Eligible Vehicles” means the Eligible Vehicles owned by Italian FleetCo in respect of the Italian Vehicles.

“Italian FleetCo” means IFM SPV S.r.l., a limited liability company (società a responsabilità limitata), incorporated and existing under the laws of Italy, pursuant to the Italian Securitisation Law, whose registered office is at Via Galileo Galilei 2, 39100 Bolzano (BZ), Italy, fully paid quota capital of Euro 10,000, fiscal code and registration No. with the companies register of Bolzano number 03185110214, in the process of being enrolled in the elenco delle società veicolo held by the Bank of Italy pursuant to the resolution of the Bank of Italy dated 7 June 2017 and having as its corporate object the realisation of securitisation transactions pursuant to articles 7 and 7.2 of the Italian Securitisation Law.

“Italian FleetCo Corporate Services Agreement” means the corporate services agreement between Italian FleetCo and the Italian FleetCo Corporate Services Provider dated 7 December 2022 and as may be amended, restated or supplemented from time to time.

“Italian FleetCo Corporate Services Provider” means Banca Finint.

“Italian FleetCo Expenses” means any and all documented fees, costs, expenses and Taxes required to be paid by Italian FleetCo to any third-party creditors (other than the Italian Noteholder and the Other Italian FleetCo Creditors) arising in connection with the Italian Securitisation and/or required to be paid in order to preserve the existence of the Italian FleetCo, to maintain it in good standing or to comply with applicable laws.

“Italian FleetCo’s Rights” has the meaning specified in Clause 2.3 (Exercise of Italian FleetCo’s Rights) of the Italian Cash Allocation, Management and Payments Agreement.

“Italian Fleet Seller Buy-Back Vehicles” means any Vehicles acquired by the Italian FleetCo from the Italian Fleet Seller in respect of which a manufacturer or one or more of its Affiliates have agreed to repurchase such Vehicles during the specified repurchase period.

“Italian Fleet Seller” means Hertz Fleet Italiana S.r.l., a limited liability company (società a responsabilità limitata) incorporated in the Republic of Italy, with registered office at Via Galileo Galilei, 2 – 39100 Bolzano, share capital fully paid up equal to Euro 10,000, VAT number, tax code and number of registration with the register of companies of Bolzano n. 09536331003.

“Italian Fleet Servicer” means Hertz Fleet Italiana S.r.l., a limited liability company (società a responsabilità limitata) incorporated in the Republic of Italy, with registered office at Via Galileo Galilei, 2 – 39100 Bolzano, share capital fully paid up equal to Euro 10,000, VAT number, tax code and number of registration with the register of companies of Bolzano n. 09536331003.

“Italian Fleet Servicer Report” has the meaning specified in Clause 2.13.3 (Italian Fleet Servicer Records and Italian Fleet Servicer Reports) of the Italian Fleet Servicing Agreement.

“Italian Fleet Servicing Agreement” means the fleet servicing agreement, dated 7 December 2022 between, among others, Italian FleetCo, the Italian Fleet Servicer and the Italian Master Servicer, as may be amended, restated or supplemented from time to time.

“Italian Fleet Transfer Agreement” means the Italian fleet transfer agreement between Italian Fleet Seller and the Italian FleetCo dated 7 December 2022 and all further Offers accepted by the Italian FleetCo pursuant to the terms included thereunder, each a fleet transfer agreement, respectively.

“Italian Information Memorandum” means the “prospetto informativo” prepared in respect of the issuance of the Italian Notes pursuant to article 2 of the Italian Securitisation Law.

“Italian Initial Principal Amount” means EUR 325,000,000.

“Italian Insolvency Proceedings” means bankruptcy (fallimento) or any other insolvency proceedings (procedura concorsuale) including, but not limited to, an arrangement with creditors prior to bankruptcy (accordi di ristrutturazione dei debiti e/o concordato preventivo), compulsory administrative liquidation (liquidazione coatta amministrativa) and the extraordinary administration of large companies in a state of insolvency (amministrazione straordinaria delle grandi imprese in stato di insolvenza).

“Italian Intercreditor Agreement” means the intercreditor agreement dated on or about the Fifth Amendment Date between, among others, Italian FleetCo, the Italian Noteholder and the Other Italian FleetCo Creditors and as may be amended, restated or supplemented from time to time.

“Italian Interest Collections” means on any date of determination, all Italian Collections which represent payments of Monthly Variable Rent under the Italian Master Lease plus any amounts earned on Permitted Investments in the Italian Collection Account that are available for distribution on such date and any indemnity amounts received by Italian FleetCo from any Related Document.

“Italian Interest Priority of Payments” means the priority of payments set out in Italian Condition 7.1 (Italian Interest Priority of Payments).

“Italian Joint Regulation” means the regulation issued jointly by the Bank of Italy and CONSOB on 13 August 2018 jointly issued by CONSOB and Bank of Italy (named “Disciplina dei servizi di gestione accentrata, di liquidazione, dei sistemi di garanzia e delle relative società di gestione”) containing rules on custody, clearing and settlement, as amended from time to time.

“Italian Labour and Social Security Laws” means any regulation governing labour-related matters and relating to employer’s obligations, also including, for the avoidance of doubt, (i) paying contributions for social security and mandatory insurance for industrial accidents and occupational diseases and fulfilling health and safety obligations and (ii) paying salary allowances and all other amounts due to the employees, including that portion of TFR (trattamento di fine rapporto) that accrues while performing the Services.

“Italian Labour Claim” means any claim (save for claims brought in bad faith or on frivolous grounds) or litigation or social security or insurance deficiency assessment asserted against (i.e., brought, initiated or otherwise notified to) the Italian Fleet Servicer and/or any of its sub-fleet servicers and/or any subcontractor and/or partner of any of its sub-fleet servicers in connection with the application of Labour and Social Security Laws, to the extent that any such claims may create liability for Italian FleetCo.

“Italian Labour Payments” means any and all payments due by the Italian Fleet Servicer and/or any of its sub-fleet servicers and/or any subcontractor and/or partner of any of its sub-fleet servicers in application of Labour and Social Security Laws, to the extent that failure to pay any such amounts may create liability for the Italian FleetCo.

“Italian Leasing Company Amortization Event” has the meaning given to it in the Italian Condition 13.1 (Italian Leasing Company Amortization Event).

“Italian Legal Final Payment Date” means the one-year anniversary of the Italian Commitment Termination Date.

“Italian Lessee” means Hertz Italiana S.r.l., a limited liability company (società a responsabilità limitata) incorporated in the Republic of Italy, with registered office at Via del Casale Cavallari, 204 – 00145 Rome, share capital fully paid up equal to Euro 1,635,000, VAT number, tax code and number of registration with the register of companies of Rome n. 00433120581, subject to the activity of direction and coordination (soggetta all’attività di direzione e coordinamento) pursuant to article 2497 of the Italian civil code of Hertz Holdings Netherlands 2 B.V..

“Italian Liquidation Co-ordination Agreement” means the liquidation co-ordination agreement entered into between (among others) Italian FleetCo, the Italian OpCo, the Italian Liquidation Co-ordinator and the Italian Noteholder dated on or about the Fifth Amendment Date and as may be amended, restated or supplemented from time to time.

“Italian Liquidation Co-ordinator” means Interpath (France) SAS.

“Italian Manufacturer Receivables” means the Manufacturer Receivables owing to Italian FleetCo in respect of Italian Vehicles only.

“Italian Master Lease” means the Italian Master Lease Agreement, dated 7 December 2022 between, among others, Italian FleetCo, as lessor thereunder and Italian OpCo, as lessee and as may be amended, restated or supplemented from time to time.

“Italian Master Lease Extension Agreement” means, in relation to the Italian Master Lease, an agreement executed by the Lessor and the Lessee(s) thereunder which provides that the Italian Master Lease Scheduled Expiration Date in respect of the relevant lease entered into pursuant to the Italian Master Lease will be extended for a further period of five (5) calendar months from the date of such agreement.

“Italian Master Lease Payment Default” means the occurrence of any event described in Sub-Clause 9.1.1 of the Italian Master Lease.

“Italian Master Lease Scheduled Expiration Date” means, in relation to any Lease Vehicles leased pursuant to the Italian Master Lease, the date falling five (5) calendar months after:

(a)	the Vehicle Lease Commencement Date of such Lease Vehicle; or

(b)	the date on which the most recent Italian Master Lease Extension Agreement became effective with respect to such Lease Vehicle.

“Italian Master Servicer” means Banca Finint, in its capacity as master servicer pursuant to the Italian Master Servicing Agreement, and any other replacing entity who will act as master servicer in accordance with the provisions of the Italian Master Servicing Agreement and the Italian Related Documents.

“Italian Master Servicer Termination Event” has the meaning specified in Clause 11.1 (Italian Master Servicer Termination Events) of the Italian Master Servicing Agreement.

“Italian Master Servicer’s Fee Letter” has the meaning specified in Clause 7.1 (Italian Master Servicer’s Fee) of the Italian Master Servicing Agreement.

“Italian Master Servicing Agreement” means the master servicing agreement, dated 7 December 2022 between, among others, Italian FleetCo and Banca Finnit in its capacity as Italian Master Servicer as may be amended, restated or supplemented from time to time.

“Italian Maximum Principal Amount” means EUR 1,100,000,000, and/or following a 2022 Liquidity Drawstop, EUR 915,000,000; provided further that such amount may be increased or reduced from time to time pursuant to written agreement between the Italian Noteholder and Italian FleetCo, provided that no such reduction shall cause the Italian Maximum Principal Amount to be less than the Italian Note Principal Amount.

“Italian Minimum Profit Amount” means, on an annual basis, an amount equal to five per cent. (5%) of Italian Servicing Fee payable under the Italian Master Lease as the local GAAP profit before tax.

“Italian Monthly Administration Fee” has the meaning specified in Clause 4 (Compensation) of the Italian Administration Agreement.

“Italian Monthly Collateral Certificate” has the meaning specified in Clause 10.3(d) (Reports and Instructions) of the Italian Intercreditor Agreement.

“Italian Monthly Interest” means, with respect to any Payment Date, an amount equal to the sum of:

(a)	the Italian Daily Interest Amount for each day in the Interest Period related to such Payment Date; plus

(b)	all previously due and unpaid amounts described in paragraph (a) with respect to prior Interest Periods.

“Italian Monthly Servicing Certificate” has the meaning specified in Clause 10.3I (Reports and Instructions) of the Italian Intercreditor Agreement.

“Italian Monthly Servicing Fee” has the meaning specified in Clause 2.9 (Italian Fleet Servicer’s Monthly Fee) of the Italian Fleet Servicing Agreement.

“Italian Net VAT Receivables” means:

(a)	at any time the Italian FleetCo has not opted into a VAT consolidation arrangement under the Italian VAT Settlement Regime, the Net VAT Receivables owing to Italian FleetCo and arising in the period during which Italian FleetCo had not opted into a VAT consolidation arrangement under the Italian VAT Settlement Regime; and

(b)	at any time the Italian FleetCo has opted into a VAT consolidation arrangement under the Italian VAT Settlement Regime, an amount equal to the lower of (i) zero and (ii) VAT Receivables minus VAT Payables, provided that (ii) may be a negative amount and if (ii) is a negative amount, such amount shall be subtracted from the Italian Aggregate Asset Amount.

“Italian Note Factor” means, on any Italian Calculation Date, in respect of each of the Italian Notes, a fraction, the numerator of which is equal to the Italian Note Principal Amount of such Italian Notes on such Italian Calculation Date (after taking into account any Advance or Italian Decrease made during the immediately preceding Interest Period in relation to such Italian Notes) and the denominator of which is equal to the Italian Note Nominal Amount of such Italian Notes.

“Italian Noteholder” means the Issuer.

“Italian Note Principal Amount” means, when used with respect to any date, with respect to the Italian Notes, an amount equal to the result of: (i) the Italian Initial Principal Amount, plus (ii) the principal amount of all Advances funded by the Italian Noteholder under the Italian Notes on or prior to such date, minus (iii) the amount of principal payments (whether pursuant to a Italian Decrease, a redemption or otherwise) made in respect of the Italian Notes on or prior to such date.

“Italian Note Nominal Amount” means the nominal amount of the Italian Notes (being up to Euro 1,100,000,000).

“Italian Note Purchase Agreement” means the note purchase agreement entered into between Italian FleetCo and the Italian Noteholder dated on or about the Fifth Amendment Date and as may be amended, restated or supplemented from time to time.

“Italian Note Rate” means, for any Interest Period, the rate, as determined by the Issuer in its reasonable discretion, reflecting (i) the Italian Percentage of the Carrying Charges payable by the Issuer for such Interest Period and (ii) the proportion of interest costs by the Issuer for such Interest Period attributable to Italian FleetCo (based on the Italian Class A Blended Advance Rate, Italian Class B Blended Advance Rate and Italian Class C Blended Advance Rate).

“Italian Note Repurchase Amount” means, as of any date of determination, the sum of the Italian Note Principal Amount plus all accrued and unpaid interest thereon and any fees in respect thereof then due and payable to the Italian Noteholder.

“Italian Notes” means up to €1,100,000,000 Italian notes issued by Italian FleetCo pursuant to and in accordance with the Italian Note Purchase Agreement.

“Italian Obligations” means all the obligations of the Italian FleetCo created by or arising under the Italian Notes and the Italian Related Documents.

“Italian OpCo” means Hertz Italiana S.r.l., a limited liability company (società a responsabilità limitata) incorporated in the Republic of Italy, with registered office at Via del Casale Cavallari, 204 – 00145 Rome, share capital fully paid up equal to Euro 1,635,000, VAT number, tax code and number of registration with the register of companies of Rome n. 00433120581, subject to the activity of direction and coordination (soggetta all’attività di direzione e coordinamento) pursuant to article 2497 of the Italian civil code of Hertz Holdings Netherlands 2 B.V..

“Italian OpCo Files” means the original and/or any copies of all relevant documents and records, in whatever form or medium, including all computer tapes, files and discs relating to the activities carried out by the Italian OpCo, as Italian Lessee, under the Italian Master Lease.

“Italian OpCo IP Co-operation Agreement” has the meaning given to it in Clause 9.4.2(b) (Discussions on repossession and liquidation) of the Italian Liquidation Co-ordination Agreement.

“Italian Ordinary Advance” has the meaning specified in Clause 2.4(a)of the Italian Note Purchase Agreement.

“Italian Payment Account” means the transaction account in the name of Italian FleetCo from which withdrawals are made in accordance with Clauses 3.4.5 (Into the Italian Payment Account) and 3.4.6 (Out of the Italian Payment Account) of the Italian Cash Allocation, Management and Payments Agreement.

“Italian Payment Account Bank” means BNP Paribas, Italian Branch or any other person for the time being acting as Italian Payment Account Bank pursuant to the Italian Cash Allocation, Management and Payments Agreement.

“Italian Payment Account Bank Mandates” means the signature authorities relating to the Italian Payment Account, as amended from time to time in accordance with the Italian Cash Allocation, Management and Payments Agreement.

“Italian Paying Agent” means BNP Paribas, Italian Branch or any other person for the time being acting as Italian Paying Agent pursuant to the Italian Cash Allocation, Management and Payments Agreement.

“Italian Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Italian Note Principal Amount as of such date and the denominator of which is the sum of the Dutch Note Principal Amount, the French Facility Principal Amount, the German Note Principal Amount, the Spanish Note Principal Amount, the Italian Note Principal Amount and the Belgian Note Principal Amount, in each case as of such date.

“Italian Potential Leasing Company Amortization Event” means any occurrence or event that, with the giving of notice, the passage of time or both, would constitute an Italian Leasing Company Amortization Event.

“Italian Predecessor Administrator Work Product” has the meaning given to it in Sub-Clause 6.4 (Reliance on Prior Work Product) of the Italian Back-Up Administration Agreement.

“Italian Principal Collections” means:

(a)	any Italian Collections other than Italian Interest Collections;

(b)	on any Payment Date, any Italian Interest Collections remaining on the Italian Transaction Account in accordance with item (sixth) of the Italian Interest Priority of Payments, after payment in full of the items from first to fifth of the Italian Interest Priority of Payments; and

(c)	on the Italian Legal Final Payment Date, any amounts recorded in the Italian Collection Account Reserve Ledger.

“Italian Principal Priority of Payments” means the priority of payments set out under Italian Condition 7.2 (Italian Principal Priority of Payments).

“Italian Priority of Payments” means any of the Italian Interest Priority of Payments and the Italian Principal Priority of Payments.

“Italian Privacy Code” means Legislative Decree no. 196 of 30 June 2003 and the Privacy Regulation, as integrated and amended from time to time.

“Italian Privacy Law” means Legislative Decree no. 196 of 30 June 2003 and the Privacy Regulation, as integrated and amended from time to time.

“Italian Privacy Regulation” means Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016, as integrated and supplemented from time to time.

“Italian Quotaholder Pledge Agreement” means the pledge over the registered quotas of the Italian FleetCo dated on or about the Fifth Amendment Date, entered into by Italian OpCo, HHN2 and the Italian Noteholder pursuant to which the Italian OpCo and HHN2, as pledgors, will grant an Italian law pledge over the entire quota capital of Italian FleetCo for the benefit of the Italian Noteholder and as a security for the fulfilment of Italian OpCo and HHN2’s own direct obligations under the Italian Quotaholders Agreement and certain other Italian Related Documents.

“Italian Quotaholders” means Hertz Italiana S.r.l. and HHN2.

“Italian Quotaholders Agreement” means the quotaholders’ agreement dated on or about the Fifth Amendment Date between, the Italian FleetCo and the Italian Quotaholders as may be amended, restated or supplemented from time to time.

“Italian Regulation 285” means the Bank of Italy Regulation No. 285 of 17 September 2013, as amended, supplemented and/or superseded from time to time.

“Italian Related Document Actions” has the meaning specified in Sub-Clause 10.8(c) (Actions under the Italian Related Documents and Manufacturer Programs) of the Italian Intercreditor Agreement.

“Italian Related Documents” means, collectively, the Italian Note Purchase Agreement, the Italian Information Memorandum, the Italian Intercreditor Agreement, the Italian FleetCo Corporate Services Agreement, the Italian Fleet Transfer Agreement, the Italian Master Servicing Agreement, the Italian Fleet Servicing Agreement, the Italian Administration Agreement, the Italian Back-Up Administration Agreement, the Italian Liquidation Co-ordination Agreement, the Italian Cash Allocation, Management and Payments Agreement, the Italian Quotaholders’ Agreement, the Italian Master Lease, the Italian Terms and Conditions, the Italian Quotaholders Pledge Agreement, the Italian VAT Consolidation Agreement, the Tax Deed of Covenant, the THC Guarantee and Indemnity and any other agreements relating to the issuance or the purchase of the Italian Notes.

“Italian Repeating Representations” means the representations and warranties of Italian FleetCo set out in Clause 8 (Representations and Warranties) of the Italian Note Purchase Agreement save for: (i) Sub-Clause 8.3 (No Consent); (ii) Sub-Clause 8.12 (Ownership of Limited Liability Company Interests); (iii) Sub-Clause 8.20 (Stamp Taxes); (iv) Sub-Clause 8.21 (Capitalisation); (v) Sub-Clause 8.22 (No Distributions); and (vi) Sub-Clause 8.23 (Beneficial Owner).

“Italian Required Reserve Advance” means an amount as agreed between the Italian Noteholder (acting on the instructions of Required Noteholders) and the Italian Liquidation Co-ordinator and notified to the Issuer and the Italian FleetCo.

“Italian Reserve Advance” has the meaning specified in Clause 2.4(a)of the Italian Note Purchase Agreement.

“Italian Road Code” means Legislative Decree 30 April 1992, n. 285, described as the “Nuovo codice della strada”, as amended and supplemented from time to time.

“Italian Securitisation Law” means Italian Law 130 of 30 April 1999, as amended and/or supplemented from time to time.

“Italian Security” means the Italian Segregated Assets in favour of the Italian Noteholder and any security interest granted to the Italian Noteholder pursuant to the Italian Security Documents.

“Italian Security Documents” means the Italian Quotaholders Pledge Agreement.

“Italian Securitisation” means the transaction made by the Italian FleetCo through the issuance of the Italian Notes and the entry into of the related arrangements of such issuance of Italian Notes pursuant to the execution of the Italian Related Documents and to articles 7 and 7.2 of the Italian Securitisation Law.

“Italian Segregated Assets” means the Italian FleetCo’s right, title and interest in and to the Italian Collateral, any collections and proceeds in respect thereof, and the other claims of the Italian FleetCo which arise in the context of the securitisation carried out by the Italian FleetCo through the issuance of the Italian Notes.

“Italian Servicing Fee” means €700,000 per annum or such other adjusted amount notified to the Lessor and the Italian Noteholder by the Italian Fleet Servicer based on the reasonable costs and expenses incurred in connection with the provision of services in accordance with the Italian Fleet Servicing Agreement.

“Italian Supervisory Regulations” means the supervisory instructions for the banks issued by the Bank of Italy, as amended and supplemented from time to time.

“Italian Supplemental Documents” means the Lease Vehicle Acquisition Schedules, the Intra-Lease Lessee Transfer Schedules and any other related documents attached to the Italian Master Lease, in each case solely to the extent to which such schedules and documents relate to Lease Vehicles or otherwise relate to and/or constitute Italian Collateral.

“Italian Terms and Conditions” means the terms and conditions of the Italian Notes in the form scheduled to the Italian Note Purchase Agreement as Schedule 3 (Terms and Conditions) and any reference to a particular numbered “Italian Term and Condition” shall be construed in relation to the Italian Notes accordingly.

“Italian Transaction Account” means the transaction account in the name of Italian FleetCo from which withdrawals are made in accordance with Clauses 3.4 (Payments into and out of the Italian Accounts) of the Italian Cash Allocation, Management and Payments Agreement.

“Italian Transfer Date” has the meaning specified in Sub-Clause 4.1 (Transfer of Administrative Obligations) of the Italian Back-Up Administration Agreement.

“Italian Transfer Perfection Formalities” has the meaning ascribed to it in Clause 2.3 (Transfer perfection formalities: PRA, Official Gazette and Companies Register) of the Italian Fleet Servicing Agreement.

“Italian VAT Consolidation Agreement” means the Italian VAT consolidation agreement entered into between inter alia Italian Fleet Seller, Italian FleetCo and Italian OpCo on 18 April 2023 concerning the group settlement of VAT debits and credits pursuant to the Italian VAT Settlement Regime, with Italian OpCo acting as consolidating entity and joined by Italian FleetCo with effect from 1 January 2024.

“Italian VAT Settlement Regime” means the regime provided by article 73(3) of Italian Presidential Decree 26 October 1972, no. 633 and by Italian Ministry of Finance Decree 13 December 1979, as amended from time to time.

“Italian Vehicle Documents” means the registration documents, keys and spare keys to the Italian Vehicles.

“Italian Vehicles” means all Vehicles owned by Italian FleetCo and which are leased pursuant to the Italian Master Lease.

“Liquidation Services” has the meaning ascribed to such term in the Italian Liquidation Co-ordination Agreement.

“Local Agent” means Asia S.r.l.

“MiFID II” means the Markets in Financial Instruments Directive (2004/39/EC).

“Monte Titoli” means Monte Titoli S.p.A., a joint stock company (società per azioni) having its registered office at Piazza degli Affari, 6, 20123 Milan, Italy, and any successor to Monte Titoli S.p.A.

“Monte Titoli Account Holders” means any authorised financial intermediary institution entitled to hold accounts on behalf of its customers with Monte Titoli including any depository banks approved by Euroclear and Clearstream.

“Motorizzazione Civile” means the Italian driver and vehicle licensing agency.

“Offer” has the meaning ascribed to it in Clause 2.2.1 (Sale and Purchase of Further Italian Vehicles) of the Italian Fleet Transfer Agreement.

“Optional Redemption Notice” has the meaning specified in Italian Term and Condition 9.2(a) (Periodical Redemption for Italian Decrease) of the Italian Terms and Conditions.

“Other Italian FleetCo Creditors” means the Italian Master Servicer, the Italian Fleet Servicer, the Italian Fleet Seller, the Italian Calculation Agent, the Italian FleetCo Corporate Services Provider, the Italian Paying Agent, the Italian Payment Account Bank, the Italian Account Bank, the Italian Lessee, the Italian Administrator, the Italian Back-up Administrator and the Italian Liquidation Co-ordinator.

“Participating Member State” means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“Personal Data” has the meaning as specified in Regulation (EU) no. 679 of 27 April 2016.

“Privacy Regulation” means Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016, as integrated and amended from time to time.

“PRA” means the Pubblico Registro Automobilistico.

“Privacy Law Responsible Person” has the meaning specified in Clause 2.8.2 (Data Protection and Privacy Law provisions) of the Italian Fleet Servicing Agreement.

“Product Governance Rules” means the requirements of Article 9(8) of the MIFID Product Governance rules under EU Delegated Directive 2017/593 regarding the mutual responsibilities of manufacturers.

“Purchase Price” has the meaning ascribed to such term under clause 3.1. (Purchase Price) of the Italian Fleet Transfer Agreement.

“Qualified Asset Manager” has the meaning specified in Clause 3.1.1 (Organisation; Power; Qualification) of the Italian Fleet Servicing Agreement.

“Quota Capital Account” means the quota capital account in the name of Italian FleetCo opened in accordance with Clause 3.2 (Accounts with the Italian Account Bank and the Italian Payment Account Bank) of the Italian Cash Allocation, Management and Payments Agreement.

“Regulation 285” means Bank of Italy Regulation No. 285 of 17 September 2013.

“STA” means the Italian car drivers’ office (Sportello Telematico dell’Automobilista).

“Terminated Agent” has the meaning given to such term in Clause 16.7.2 (Resignation by the Agent) of the Italian Cash Allocation, Management and Payments Agreement.

“Transparency Provisions” means the transparency provisions set forth in the CICR Resolution of 4 March 2003, as amended from time to time, and in the “Disposizioni sulla trasparenza delle operazioni e dei servizi bancari e finanziari. Correttezza delle relazioni tra intermediari e clienti” issued by the Bank of Italy and as amended from time to time.

1.7	Belgian Definitions

“Additional Instalment Purchaser” has the meaning specified in the preamble of the Belgian Master Instalment Sale and Administration Agreement.

“Affiliate Joinder in Instalment Sale” has the meaning specified in Clause 12.1 of the Belgian Master Instalment Sale and Administration Agreement.

“Basic Instalment Sale Vehicle Information” means the following terms specified by the Belgian Instalment Purchaser in an Instalment Sale Vehicle Acquisition Schedule pursuant to Clause 2.1(d) of the Belgian Master Instalment Sale and Administration Agreement: a list of the vehicles the Belgian Instalment Purchaser desires to be made available by the Instalment Seller to the Belgian Instalment Purchaser to be subject to an instalment sale as ‘Instalment Sale Vehicles’, and, with respect to each such vehicle:

(a)	the vehicle identification number (VIN);

(b)	the make, model, model year

(c)	the requested instalment sale commencement date

(d)	the sale price (including VAT);

(e)	the mileage at the time of sale of each Vehicle; and

(f)	in respect of a Vehicle that has already been registered in Belgium, the year of the first registration in Belgium of each Vehicle;

“Belgian AAA Component” means each of:

(a)	the Belgian Investment Grade Program Vehicle Amount;

(b)	the Belgian Eligible Investment Grade Program Receivable Amount;

(c)	the Belgian Eligible Non-Investment Grade Program Vehicle Amount;

(d)	the Belgian Eligible Non-Investment Grade (High) Program Receivable Amount;

(e)	the Belgian Eligible Non-Investment Grade (Low) Program Receivable Amount;

(f)	the Belgian Eligible Investment Grade Non-Program Vehicle Amount;

(g)	the Belgian Eligible Non-Investment Grade Non-Program Vehicle Amount;

(h)	the Eligible Due and Unpaid Instalment Payment Amount under the Belgian Master Instalment Sale and Administration Agreement;

(i)	the Remainder AAA Amount with respect to Dutch B FleetCo; and

(j)	the Belgian Net VAT Receivables.

“Belgian AAA Select Component” means each Belgian AAA Component other than the Eligible Due and Unpaid Instalment Payment Amount.

“Belgian Acceleration Notice” has the meaning given to it in Sub-Clause 6.3 (Belgian Acceleration Notice) of the Belgian Security Trust Deed.

“Belgian Account Bank” means BNP Paribas S.A., Netherlands Branch or, as the case may be, any other Acceptable Bank which would be subsequently appointed as Belgian Account Bank pursuant to the terms of the International Account Bank Agreement.

“Belgian Account Mandates” means the signature authorities relating to a Belgian Account, as amended from time to time in accordance with the International Account Bank Agreement.

“Belgian Accounts” means the accounts established and maintained in the name of Dutch B FleetCo.

“Belgian Administration Agreement” means the Belgian administration agreement entered into between Dutch B FleetCo, the Belgian Administrator and the Belgian Security Trustee dated on or about the Eighth Amendment Date and as may be amended, restated or supplemented from time to time.

“Belgian Administrator” means Hertz Belgium BV, a private limited company (besloten vennootschap/société à responsabilité limitée) organised under the laws of Belgium with its registered office at Excelsiorlaan 20, 1930 Zaventem, Belgium, enterprise number 0401.678.879, RPM/RPR Brussels in its capacity as the Belgian administrator under the Belgian Administration Agreement.

“Belgian Administrator Default” has the meaning specified in Sub-Clause 9.2 (Term of Agreement; Removal of Belgian Administrator) of the Belgian Administration Agreement.

“Belgian Advance” has the meaning given to “Advance” in clause 2.3(a) (Advances) of the Belgian Facility Agreement.

“Belgian Aggregate Asset Amount” means, as of any date of determination, the amount equal to the sum of each of the following with respect to Dutch B FleetCo:

(a)	the aggregate Net Book Value of all Belgian Eligible Vehicles as of such date;

(b)	the aggregate amount of all Belgian Manufacturer Receivables as of such date;

(c)	the Due and Unpaid Instalment Payment Amount in respect of the Belgian Master Instalment Sale and Administration Agreement as of such date; and

(d)	the Belgian Net VAT Receivables as of such date.

“Belgian Back-Up Administration Agreement” means the Belgian back-up administration agreement entered into between Dutch B FleetCo, the Belgian Administrator, the Belgian Back-Up Administrator and the Belgian Security Trustee dated on or about the Eighth Amendment Date and as may be amended, restated or supplemented from time to time.

“Belgian Back-Up Administrator” means TMF Administrative Services B.V.

“Belgian Back-Up Vehicle Pledge Agreement” means the Belgian back-up vehicle pledge agreement entered into between Belgian OpCo as pledgor and Dutch B FleetCo as pledgee dated on or about the Eighth Amendment Date and as may be amended, restated or supplemented from time to time.

“Belgian Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each Belgian AAA Select Component, in each case as of such date.

“Belgian Carrying Charges” means, for any Payment Date, without duplication, the sum of:

(a)	[Reserved];

(b)	all reasonable out-of-pocket costs and expenses of Dutch B FleetCo incurred in connection with the Belgian Note;

(c)	all fees, expenses and other amounts payable by Dutch B FleetCo under the Belgian Related Documents;

(d)	any accrued Belgian Carrying Charges that remain unpaid as of the immediately preceding Payment Date (after giving effect to all distributions in respect of such Payment Date);

(e)	the Belgian Percentage of the Carrying Charges; and

(f)	one twelfth of the Belgian Percentage of the Issuer Minimum Profit Amount.

“Belgian Class A Adjusted Advance Rate” means, as of any date of determination, with respect to any Belgian AAA Select Component, a percentage equal to the greater of (A) (i) the Belgian Class A Baseline Advance Rate for such Belgian AAA Component, minus (ii) the Class A Concentration Excess Advance Rate Adjustment for such Belgian AAA Select Component minus (iii) the Class A MTM/DT Advance Rate Adjustment for such Belgian AAA Select Component; and (B) zero.

“Belgian Class A Baseline Advance Rate” means, with respect to each Belgian AAA Select Component, the percentage set forth opposite such Belgian AAA Select Component in the following table (provided that for the Belgian AAA Select Component related to Vehicles subleased to a Fleetco from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the Belgian Master Instalment Sale and Administration Agreement, the percentage shall be the lower of (i) the percentage set forth opposite such Belgian AAA Select Component in the below table and (ii) the percentage set forth opposite such Fleetco AAA Select Component in the table related to the Fleetco Class A Baseline Advance Rate with respect to the Fleetco where it is subleased):

Belgian AAA Component	Belgian Class A Baseline Advance Rate
Belgian Eligible Investment Grade Program Vehicle Amount	76.00%
Belgian Eligible Investment Grade Program Receivable Amount	76.00%
Belgian Eligible Non-Investment Grade Program Vehicle Amount	71.25%
Belgian Eligible Non-Investment Grade (High) Program Receivable Amount	71.25%
Belgian Eligible Non-Investment Grade (Low) Program Receivable Amount	0%
Belgian Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant Belgian Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Belgian Master Instalment Sale and Administration Agreement, the following Belgian Class A Baseline Advance Rate shall apply to such subleased Vehicles:	73.00%
- Belgian Eligible Vehicles subleased to France:	73.00%
- Belgian Eligible Vehicles subleased to Spain:	71.75%
- Belgian Eligible Vehicles subleased to the Netherlands:	64.75%
- Belgian Eligible Vehicles subleased to Italy:	69.00%
- Belgian Eligible Vehicles subleased to Germany	69.00%
Belgian Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant Belgian Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Belgian Master Instalment Sale and Administration Agreement, the following Belgian Class A Baseline Advance Rate shall apply to such subleased Vehicles:	71.00%

Belgian AAA Component	Belgian Class A Baseline Advance Rate

- Belgian Eligible Vehicles subleased to France:	71.00%
- Belgian Eligible Vehicles subleased to Spain:	67.50%
- Belgian Eligible Vehicles subleased to the Netherlands:	61.75%
- Belgian Eligible Vehicles subleased to Italy:	66.50%
- Belgian Eligible Vehicles subleased to Germany	61.50%
Belgian Net VAT Receivables	97.00%
Remainder AAA Amount	0%

“Belgian Class A Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Belgian Class A Blended Advance Rate Weighting Numerator and the denominator of which is the Belgian Blended Advance Rate Weighting Denominator, in each case as of such date.

“Belgian Class A Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Belgian AAA Select Component equal to the product of such Belgian AAA Select Component and the Belgian Class A Adjusted Advance Rate with respect to such Belgian AAA Select Component, in each case as of such date.

“Belgian Class B Adjusted Advance Rate” means, as of any date of determination, with respect to any Belgian AAA Select Component, a percentage equal to the greater of (A) (i) the Belgian Class B Baseline Advance Rate for such Belgian AAA Component, minus (ii) the Class B Concentration Excess Advance Rate Adjustment for such Belgian AAA Select Component minus (iii) the Class B MTM/DT Advance Rate Adjustment for such Belgian AAA Select Component; and (B) zero.

“Belgian Class B Baseline Advance Rate” means, with respect to each Belgian AAA Select Component, the percentage set forth opposite such Belgian AAA Select Component in the following table (provided that for the Belgian AAA Select Component related to Vehicles subleased to a Fleetco from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the Belgian Master Instalment Sale and Administration Agreement, the percentage shall be the lower of (i) the percentage set forth opposite such Belgian AAA Select Component in the below table and (ii) the percentage set forth opposite such Fleetco AAA Select Component in the table related to the Fleetco Class B Baseline Advance Rate with respect to the Fleetco where it is subleased):

Belgian AAA Component	Belgian Class B Baseline Advance Rate
Belgian Eligible Investment Grade Program Vehicle Amount	77.75%
Belgian Eligible Investment Grade Program Receivable Amount	77.75%
Belgian Eligible Non-Investment Grade Program Vehicle Amount	75.75%
Belgian Eligible Non-Investment Grade (High) Program Receivable Amount	75.75%
Belgian Eligible Non-Investment Grade (Low) Program Receivable Amount	0.00%
Belgian Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant Belgian Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Belgian Master Instalment Sale and Administration Agreement, the following Belgian Class A Baseline Advance Rate shall apply to such subleased Vehicles:	77.00%
- Belgian Eligible Vehicles subleased to France:	77.00%
- Belgian Eligible Vehicles subleased to Spain:	76.25%
- Belgian Eligible Vehicles subleased to the Netherlands:	69.50%
- Belgian Eligible Vehicles subleased to Italy:	73.25%
- Belgian Eligible Vehicles subleased to Germany	73.00%
Belgian Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant Belgian Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Belgian Master Instalment Sale and Administration Agreement, the following Belgian Class A Baseline Advance Rate shall apply to such subleased Vehicles:	75.50%

Belgian AAA Component	Belgian Class B Baseline Advance Rate
- Belgian Eligible Vehicles subleased to France:	75.50%
- Belgian Eligible Vehicles subleased to Spain:	72.75%
- Belgian Eligible Vehicles subleased to the Netherlands:	67.00%
- Belgian Eligible Vehicles subleased to Italy:	71.25%
- Belgian Eligible Vehicles subleased to Germany	66.25%
Belgian Net VAT Receivables	97.25%
Remainder AAA Amount	0.00%

“Belgian Class B Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Belgian Class B Blended Advance Rate Weighting Numerator and the denominator of which is the Belgian Blended Advance Rate Weighting Denominator, in each case as of such date.

“Belgian Class B Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Belgian AAA Select Component equal to the product of such Belgian AAA Select Component and the Belgian Class B Adjusted Advance Rate with respect to such Belgian AAA Select Component, in each case as of such date.

“Belgian Class C Adjusted Advance Rate” means, as of any date of determination, with respect to any Belgian AAA Select Component, a percentage equal to the greater of (A) (i) the Belgian Class C Baseline Advance Rate for such Belgian AAA Component, minus (ii) the Class C Concentration Excess Advance Rate Adjustment for such Belgian AAA Select Component minus (iii) the Class C MTM/DT Advance Rate Adjustment for such Belgian AAA Select Component; and (B) zero.

“Belgian Class C Baseline Advance Rate” means, with respect to each Belgian AAA Select Component, the percentage set forth opposite such Belgian AAA Select Component in the following table (provided that for the Belgian AAA Select Component related to Vehicles subleased to a Fleetco from another jurisdiction as per clause 5.2.2 (D) and 5.2.2 (E) of the Belgian Master Instalment Sale and Administration Agreement, the percentage shall be the lower of (i) the percentage set forth opposite such Belgian AAA Select Component in the below table and (ii) the percentage set forth opposite such Fleetco AAA Select Component in the table related to the Fleetco Class C Baseline Advance Rate with respect to the Fleetco where it is subleased):

Belgian AAA Component	Belgian Class C Baseline Advance Rate
Belgian Eligible Investment Grade Program Vehicle Amount	90.00%
Belgian Eligible Investment Grade Program Receivable Amount	90.00%
Belgian Eligible Non-Investment Grade Program Vehicle Amount	90.00%
Belgian Eligible Non-Investment Grade (High) Program Receivable Amount	90.00%
Belgian Eligible Non-Investment Grade (Low) Program Receivable Amount	0.00%
Belgian Eligible Investment Grade Non-Program Vehicle Amount, provided that where the relevant Belgian Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Belgian Master Instalment Sale and Administration Agreement, the following Belgian Class A Baseline Advance Rate shall apply to such subleased Vehicles:	90.00%
- Belgian Eligible Vehicles subleased to France:	90.00%
- Belgian Eligible Vehicles subleased to Spain:	84.15%
- Belgian Eligible Vehicles subleased to the Netherlands:	78.00%
- Belgian Eligible Vehicles subleased to Italy:	82.25%
- Belgian Eligible Vehicles subleased to Germany	81.75%
Belgian Eligible Non-Investment Grade Non-Program Vehicle Amount, provided that where the relevant Belgian Eligible Vehicles are subleased pursuant to Clause 5.2.2 (D) and 5.2.2 (E) of the Belgian Master Instalment Sale and Administration Agreement, the following Belgian Class A Baseline Advance Rate shall apply to such subleased Vehicles:	90.00%

Belgian AAA Component	Belgian Class C Baseline Advance Rate
- Belgian Eligible Vehicles subleased to France:	90.00%
- Belgian Eligible Vehicles subleased to Spain:	84.15%
- Belgian Eligible Vehicles subleased to the Netherlands:	78.00%
- Belgian Eligible Vehicles subleased to Italy:	82.25%
- Belgian Eligible Vehicles subleased to Germany	81.75%
Belgian Net VAT Receivables	97.75%
Remainder AAA Amount	0.00%

“Belgian Class C Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Belgian Class C Blended Advance Rate Weighting Numerator and the denominator of which is the Belgian Blended Advance Rate Weighting Denominator, in each case as of such date.

“Belgian Class C Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Belgian AAA Select Component equal to the product of such Belgian AAA Select Component and the Belgian Class C Adjusted Advance Rate with respect to such Belgian AAA Select Component, in each case as of such date.

“Belgian Collateral” means all of the assets which from time to time are, or are expressed to be, the subject of the Belgian Security.

“Belgian Collection Account” means the collection account in the name of Dutch B FleetCo into which Belgian Collections shall be deposited.

“Belgian Collection Account Reserve Ledger” means the ledger so named maintained in the Belgian Collection Account.

“Belgian Collections” means all payments on or in respect of the Belgian Collateral.

“Belgian Commitment Termination Date” means 1 October 2048.

“Belgian Daily Collection Report” has the meaning specified in Sub-Clause 5.1(a) (Daily Collection Reports) of the Belgian Facility Agreement.

“Belgian Daily Interest Allocation” means, on each Belgian Deposit Date, an amount equal to the aggregate amount of Belgian Interest Collections deposited into the Belgian Transaction Account on such date.

“Belgian Daily Interest Amount” means, for any day in an Interest Period, an amount equal to the result of:

(a)	the product of (i) the Belgian Note Rate for such Interest Period and (ii) the Belgian Note Principal Amount as of the close of business on such date; divided by

(b)	30.

“Belgian Daily Principal Allocation” means, on each Belgian Deposit Date, an amount equal to the aggregate amount of Belgian Principal Collections deposited into the Belgian Transaction Account on such date.

“Belgian Decrease” has the meaning specified in Sub-Clause 2.4 (Procedure for Decreasing the Belgian Note Principal Amount) of the Belgian Facility Agreement.

“Belgian Deposit Date” has the meaning specified in Sub-Clause 7.1 (Allocations with Respect to the Belgian Note) of the Belgian Facility Agreement.

“Belgian Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Non-Program Vehicle owned by Dutch B FleetCo for which the Disposition Date has not occurred as of such date.

“Belgian Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to Dutch B FleetCo, as of such date by all Investment Grade Manufacturers.

“Belgian Eligible Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Investment Grade Program Vehicle owned by Dutch B FleetCo for which the Disposition Date has not occurred as of such date.

“Belgian Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Eligible Manufacturer Receivables payable to Dutch B FleetCo, as of such date by all Non-Investment Grade (High) Manufacturers.

“Belgian Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Manufacturer Receivables payable to Dutch B FleetCo, as of such date by all Non-Investment Grade (Low) Manufacturers.

“Belgian Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value of each Non-Investment Grade Non-Program Vehicle owned by Dutch B FleetCo for which the Disposition Date has not occurred as of such date.

“Belgian Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Non-Investment Grade (High) Program Vehicle and each Non-Investment Grade (Low) Program Vehicle, in each case, owned by Dutch B FleetCo and for which the Disposition Date has not occurred as of such date.

“Belgian Eligible Vehicles” means the Eligible Vehicles owned by Dutch B FleetCo.

“Belgian Enforcement Notice” has the meaning specified in Sub-Clause 6.1 (Belgian Enforcement Notice) of the Belgian Security Trust Deed.

“Belgian Facility Agreement” means the VFN issuance facility agreement entered into between Dutch B FleetCo, the Belgian Noteholder and the Belgian Security Trustee dated on or about the Eighth Amendment Date and as may be amended, restated or supplemented from time to time.

“Belgian Fleet Seller Buy-Back Vehicles” means any Vehicles acquired by the Dutch B FleetCo from the Belgian OpCo in respect of which the relevant Manufacturer or one or more of such Manufacturer’s Affiliates have agreed to repurchase such Vehicles during the specified repurchase period under a Vehicle Purchasing Agreement for which Required Contractual Criteria have not been included.

“Belgian Initial Principal Amount” means the aggregate of the purchase prices (including VAT) of all Vehicles specified in the first Purchase Offer which is accepted by Dutch B FleetCo.

“Belgian Initial Purchase Price” means, in relation to a Vehicle, the purchase price or other consideration payable by Belgian OpCo to the Supplier for the purchase by Belgian OpCo of such Vehicle, as provided in the relevant Vehicle Purchasing Agreement, which amount shall include any VAT.

“Belgian Instalment Purchaser” means Hertz Belgium BV, a private limited company (besloten vennootschap/société à responsabilité limitée) organised under the laws of Belgium with its registered office at Excelsiorlaan 20, 1930 Zaventem, Belgium, enterprise number 0401.678.879, RPM/RPR Brussels.

“Belgian Instalment Purchaser Amortization Event” has the meaning given to it in Sub-Clause 10.1(o) of the Belgian Facility Agreement.

“Belgian Interest Collections” means on any date of determination, all Belgian Collections which represent payments of Monthly Variable Instalment under the Belgian Master Instalment Sale and Administration Agreement plus any amounts earned on Permitted Investments in the Belgian Collection Account that are available for distribution on such date and any indemnity amounts received by the Dutch B FleetCo from any Related Document.

“Belgian Legal Final Payment Date” means the one-year anniversary of the Belgian Commitment Termination Date.

“Belgian Liquidation Co-ordination Agreement” means the liquidation co-ordination agreement entered into between (among others) Dutch B FleetCo, the Belgian Liquidation Co-ordinator and the Belgian Security Trustee dated on or about the Eighth Amendment Date.

“Belgian Liquidation Co-ordinator” means Interpath (France) SAS.

“Belgian Manufacturer Receivables” means, if a Vehicle Purchasing Agreement to which Belgian OpCo is party satisfies the Required Contractual Criteria, the Manufacturer Receivables owing to Dutch B FleetCo.

“Belgian Master Fleet Purchase Agreement” means the Belgian master fleet purchase agreement, dated on or around the Eighth Amendment Date, as may be amended, restated or supplemented from time to time, among Dutch B FleetCo, Belgian OpCo and the Belgian Security Trustee.

“Belgian Master Instalment Payment Default” means the occurrence of any event described in Sub-Clause 9.1.1 (Events of Default) of the Belgian Master Instalment Sale and Administration Agreement.

“Belgian Master Instalment Sale and Administration Agreement” means the Belgian Master Instalment Sale and Administration Agreement, dated on or about the Eighth Amendment Date, as may be amended, restated or supplemented from time to time, between, among others, Dutch B FleetCo, as instalment seller thereunder and Belgian OpCo, as instalment purchaser.

“Belgian Maximum Principal Amount” means EUR 350,000,000, and/or following a 2022 Liquidity Drawstop, EUR 350,000,000; provided further that such amount may be increased or reduced from time to time pursuant to written agreement between the Belgian Noteholder and Dutch B FleetCo, provided that no such reduction shall cause the Belgian Maximum Principal Amount to be less than the Belgian Note Principal Amount.

“Belgian Minimum Profit Amount” means €10,000 per annum.

“Belgian Monthly Administration Fee” has the meaning specified in Clause 4 (Compensation) of the Belgian Administration Agreement.

“Belgian Monthly Collateral Certificate” has the meaning specified in Sub-Clause 5.1(d) (Belgian Monthly Collateral Certificate) of the Belgian Facility Agreement.

“Belgian Monthly Interest” means, with respect to any Payment Date, an amount equal to the sum of:

(a)	the Belgian Daily Interest Amount for each day in the Interest Period related to such Payment Date; plus

(b)	all previously due and unpaid amounts described in paragraph (a) with respect to prior Interest Periods (together with interest on such unpaid amounts required to be paid in this paragraph (b) at the Belgian Note Rate).

“Belgian Monthly Servicing Certificate” has the meaning specified in Sub-Clause 5.1(c) (Monthly Servicing Certificate) of the Belgian Facility Agreement.

"Belgian National Pledge Register" means the pledge register referred to in Article 26 of the Belgian Pledge Law.

“Belgian Net VAT Receivables” means the Net VAT Receivables owing to Dutch B FleetCo.

“Belgian Note Framework Agreement” means the note framework agreement entered into between Dutch B FleetCo and the Belgian Security Trustee dated on or about the Eighth Amendment Date and as may be amended, restated, supplemented from time to time.

"Belgian Note Issuance Date" means the date on which Dutch B FleetCo is obliged to pay Belgian OpCo the purchase price for Vehicles in relation to the first Purchase Offer pursuant to clause 3.1 (Vehicles in Existing Belgian Fleet) of the Belgian Master Fleet Purchase Agreement.

“Belgian Note Principal Amount” means, when used with respect to any date, an amount equal to the result of: (i) the Belgian Initial Principal Amount, plus (ii) the principal amount of the portion of all Belgian Advances funded by the Belgian Noteholder on or prior to such date, minus (iii) the amount of principal payments (whether pursuant to a Belgian Decrease, a redemption or otherwise) made to such Belgian Noteholder pursuant to the Belgian Facility Agreement.

“Belgian Note Rate” means, for any Interest Period, the rate, as determined by the Issuer in its reasonable discretion, reflecting (i) the Belgian Percentage of the Carrying Charges payable by the Issuer for such Interest Period and (ii) the proportion of interest costs by the Issuer for such Interest Period attributable to Dutch B FleetCo (based on the Belgian Class A Blended Advance Rate, Belgian Class B Blended Advance Rate and Belgian Class C Blended Advance Rate).

“Belgian Note Register” has the meaning specified in Sub-Clause 2.6 (Belgian Note Register) of the Belgian Note Framework Agreement.

“Belgian Note Repurchase Amount” means, as of any date of determination, the sum of the Belgian Note Principal Amount plus all accrued and unpaid interest thereon and any fees in respect thereof then due and payable to the Belgian Noteholder.

“Belgian Noteholder” means the Issuer.

“Belgian Note” means each variable funding rental car asset backed note issued by Dutch B FleetCo pursuant to and in accordance with the Belgian Note Framework Agreement and the Belgian Facility Agreement.

“Belgian OpCo” means Hertz Belgium BV, a private limited company (besloten vennootschap/société à responsabilité limitée) organised under the laws of Belgium with its registered office at Excelsiorlaan 20, 1930 Zaventem, Belgium, enterprise number 0401.678.879, RPM/RPR Brussels.

“Belgian Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Belgian Note Principal Amount as of such date and the denominator of which is the sum of the Dutch Note Principal Amount, the French Facility Principal Amount, the German Note Principal Amount, the Spanish Note Principal Amount, the Italian Note Principal Amount and the Belgian Note Principal Amount, in each case as of such date.

"Belgian Pledge Law" means Title XVII (Des sûretés réelles mobilières / Zakelijke zekerheden op roerende goederen) of the Old Belgian Civil Code (as inserted into the Old Belgian Civil Code by the law of 11 July 2013 amending the Old Belgian Civil Code with respect to security interests over moveable assets, as amended from time to time).

“Belgian Potential Instalment Purchaser Amortization Event” means any occurrence or event that, with the giving of notice, the passage of time or both, would constitute a Belgian Instalment Purchaser Amortization Event.

“Belgian Predecessor Administrator Work Product” has the meaning given to it in Sub-Clause 6.4 (Reliance on Prior Work Product) of the Belgian Back-Up Administration Agreement.

“Belgian Principal Collections” means any Belgian Collections other than Belgian Interest Collections.

“Belgian Priority of Payments” means the priority of payments applicable to the payments owed by Dutch B FleetCo under the Belgian Related Documents set out in Sub-Clauses 7.3 (Application of Belgian Interest Collections) and 7.4 (Application of Belgian Principal Collections) of the Belgian Facility Agreement.

“Belgian Receivables Pledge Agreement” means the deed of pledge of receivables dated on or about the Eighth Amendment Date, entered into by Dutch B FleetCo as pledgor and the Belgian Security Trustee and as may be amended, restated or supplemented from time to time.

“Belgian Registrar” means the Belgian Administrator.

“Belgian Related Document Actions” has the meaning specified in Sub-Clause 9.24(c) (Actions under the Belgian Related Documents and Manufacturer Programs) of the Belgian Facility Agreement.

“Belgian Related Documents” means, collectively, the Belgian Facility Agreement, the Belgian Note Framework Agreement, the Belgian Administration Agreement, the Belgian Back-Up Administration Agreement, the Belgian Liquidation Co-ordination Agreement, the Belgian Security Documents, the Belgian Master Instalment Sale and Administration Agreement, the Belgian Master Fleet Purchase Agreement, the Dutch FleetCo Corporate Services Agreement, the Tax Deed of Covenant, the THC Guarantee and Indemnity and any other agreements relating to the issuance or the purchase of the Belgian Note.

“Belgian Repeating Representations” means the representations and warranties of Dutch B FleetCo set out in Clause 8 (Representations and Warranties) of the Belgian Facility Agreement save for: (i) Sub-Clause 8.3 (No Consent); (ii) Sub-Clause 8.12 (Ownership of Limited Liability Company Interests); (iii) Sub-Clause 8.20 (Stamp Taxes); (iv) Sub-Clause 8.21 (Capitalisation); (v) Sub-Clause 8.22 (No Distributions); and (vi) Sub-Clause 8.23 (Beneficial Owner).

“Belgian Repurchase Date” has the meaning specified in Sub-Clause 11.1 (Optional Redemption of the Belgian Note) of the Belgian Facility Agreement.

“Belgian Required Reserve Advance” means an amount as agreed between the Belgian Security Trustee (acting on the instructions of Required Noteholders) and the Belgian Liquidation Co-ordinator and notified to the Issuer and the Dutch B FleetCo.

“Belgian Reserve Advance” has the meaning given to “Reserve Advance” in clause 2.3(a) (Advances) of the Belgian Facility Agreement.

“Belgian Secured Obligations” means the aggregate of Dutch B FleetCo’s Indebtedness, liabilities and obligations which are now or may at any time hereafter be due, owing or incurred in any manner whatsoever to the Belgian Secured Parties:

(a)	whether actually or contingently; or

(b)	whether presently due or falling due at some future time,

arising under the Belgian Related Documents and the Belgian Note, whether solely or jointly with another person, whether as principal or surely and whether or not the Belgian Secured Parties shall have been an original party to the relevant transaction and in whatever currency denominated.

“Belgian Secured Party” means each of the parties listed at Schedule 1 (FleetCo Secured Parties) to the Belgian Security Trust Deed.

“Belgian Security” means the security interests granted to the Belgian Security Trustee pursuant to the Belgian Security Documents.

“Belgian Security Documents” means the Belgian Security Trust Deed, the Belgian Vehicle Pledge Agreement, the Belgian Back-Up Vehicle Pledge Agreement and the Belgian Receivables Pledge Agreement.

“Belgian Security Trust Deed” means the security trust deed dated on or about the Eighth Amendment Date, as may be amended, restated, supplemented from time to time, entered into between the Issuer Security Trustee, the Belgian Security Trustee, Dutch B FleetCo and the Belgian Secured Parties named therein.

“Belgian Security Trustee” means BNP Paribas Trust Corporation UK Limited.

“Belgian Supplemental Documents” means the Instalment Sale Vehicle Acquisition Schedules, the Intra-Instalment Sale Transfer Schedules and any other related documents attached to the Belgian Master Instalment Sale and Administration Agreement, in each case solely to the extent to which such schedules and documents relate to Lease Vehicles or otherwise relate to and/or constitute Belgian Collateral.

“Belgian Transaction Account” means the transaction account in the name of Dutch B FleetCo from which withdrawals are made in accordance with Clause 7 (Applications and Distributions) of the Belgian Facility Agreement.

“Belgian Transfer Date” has the meaning specified in Sub-Clause 4.1 (Transfer of Administrative Obligations) of the Belgian Back-Up Administration Agreement.

“Belgian Vehicle Documents” means in respect of both Programme Vehicles and Non Programme Vehicles, the service booklet, the certificate of conformity (gelijkvormigheidsattest / certificate de conformité) and the request for registration of a vehicle (aanvraag tot inschrijving van een voertuig / demande d’immatriculation d’un véhicule) or as the case may be Part I and Part II of the registration certificate (certificat d’immatriculation / inschrijvingsbewijs).

“Belgian Vehicle Pledge Agreement” means the Belgian vehicle pledge agreement entered into between Dutch B FleetCo as pledgor and the Belgian Security Trustee dated on or about the Eighth Amendment Date and as may be amended, restated or supplemented from time to time.

“Belgian Vehicle Records”:

(a)	has the meaning specified in Clause 6.8 of the Belgian Master Instalment Sale and Administration Agreement; and

(b)	has the meaning specified in Clause 8 of the Belgian Master Fleet Purchase Agreement.

“Belgian Vehicle Report”:

(a)	has the meaning specified in Clause 6.8 of the Belgian Master Instalment Sale and Administration Agreement; and

(b)	has the meaning specified in Clause 8 of the Belgian Master Fleet Purchase Agreement.

“Belgian Vehicles” means all Vehicles owned by Dutch B FleetCo and which are subject to an instalment sale pursuant to the Belgian Master Instalment Sale and Administration Agreement (which, for the avoidance of doubt, excludes any Dutch Vehicles and Spanish Vehicles).

“Carport Service Provider” means each carport service provider contracted by Belgian OpCo so as to provide carports for each of the Relevant Vehicles delivered from the Manufacturer/Dealers by freight carriers before such Vehicles are delivered to premises rented by Belgian OpCo from third party landlords.

“Dutch B FleetCo” means Stuurgroep Fleet (Netherlands) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) under the laws of the Netherlands, having its official seat in Amsterdam, the Netherlands, and its office at Scorpius 120, 2132 LR Hoofddorp, the Netherlands, registered with the Trade Register of the Dutch Chamber of Commerce under number 34275100.

"Existing Belgian Fleet" means all Vehicles purchased by and delivered to Belgian OpCo prior to the Eighth Amendment Date and in respect of which Belgian OpCo holds possession (but for the rental of any such Vehicle to third parties on the Eighth Amendment Date) on the Eighth Amendment Date, other than any vehicle which is generally used by Belgian OpCo for its own purposes (not for the purposes of renting to third parties).

“Instalment Adjustment” has the meaning specified in Clause 4 (Instalments and Charges) of the Belgian Master Instalment Sale and Administration Agreement.

“Instalment Administrator Standard” means an action that is performed with the promptness, diligence and skill that a reasonably prudent Person would exercise in comparable circumstances and that:

(a)	taken as a whole (i) is usual and customary in the daily motor vehicle rental, fleet leasing and/or equipment rental or leasing industry or (ii) to the extent not usual and customary in any such industry, reflects changed circumstances, practices, technologies, tactics, strategies or implementation methods and, in each case, is behaviour that Belgian OpCo or its Affiliates would undertake were Belgian OpCo the owner of the Instalment Sale Vehicles and that would not reasonably be expected to have an Instalment Sale Material Adverse Effect with respect to the Instalment Seller;

(b)	with respect to Belgian OpCo, the Instalment Seller or Belgian Instalment Purchaser, would enable Belgian OpCo to, or to cause the Instalment Seller or itself as Belgian Instalment Purchaser to, comply in all material respects with all the duties and obligations of Belgian OpCo, the Instalment Seller or Belgian Instalment Purchaser, as applicable, under the Belgian Master Instalment Sale and Administration Agreement and the Belgian Master Fleet Purchase Agreement; and

(c)	with respect to Belgian OpCo, the Instalment Seller or Belgian Instalment Purchaser, causes Belgian OpCo, the Instalment Seller or Belgian Instalment Purchaser to remain in compliance with all Requirements of Law, except to the extent that failure to remain in such compliance would not reasonably be expected to result in an Instalment Sale Material Adverse Effect with respect to the Instalment Seller.

“Instalment Purchaser Resignation Notice” has the meaning specified in Clause 26 (Instalment Purchaser Termination and Resignation) of the Belgian Master Instalment Sale and Administration Agreement.

“Instalment Purchaser Resignation Notice Effective Date” has the meaning specified in Clause 26 (Instalment Purchaser Termination and Resignation) of the Belgian Master Instalment Sale and Administration Agreement.

“Instalment Sale Administrator” means Belgian OpCo and any other entity that accedes to the Belgian Master Instalment Sale and Administration Agreement as an Instalment Sale Administrator pursuant to Clause 12 of the Belgian Master Instalment Sale and Administration Agreement.

“Instalment Sale Administrator Default” has the meaning specified in Clause 9.6 of the Belgian Master Instalment Sale and Administration Agreement.

“Instalment Sale Commencement Date” has the meaning specified in Clause 3.2 of the Belgian Master Instalment Sale and Administration Agreement.

“Instalment Sale Event of Default” has the meaning specified in Clause 9.1 of Belgian Master Instalment Sale and Administration Agreement.

“Instalment Sale Expiration Date” has the meaning specified in Clause 3.2 of the Belgian Master Instalment Sale and Administration Agreement.

“Instalment Sale Interest Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Issuer Interest Collections that would have been deposited into the Issuer Interest Collection Account if all payments of Monthly Variable Rent and Monthly Variable Instalments required to have been made under the Master Leases and the Belgian Master Instalment Sale and Administration Agreement from but excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Issuer Interest Collections that have been received for deposit into the Issuer Interest Collection Account from but excluding the preceding Payment Date to and including such Payment Date.

“Instalment Sale Material Adverse Effect” means, with respect to any occurrence, event or condition applicable to any party to the Belgian Master Instalment Sale and Administration Agreement or the Belgian Master Fleet Purchase Agreement:

(a)	a material adverse effect on the ability of such party to perform its obligations under the Belgian Master Instalment Sale and Administration Agreement, the Belgian Master Fleet Purchase Agreement or the applicable FleetCo Security Documents;

(b)	a material adverse effect on the applicable Instalment Seller’s beneficial ownership interest in the Instalment Sale Vehicles or on the ability of the Instalment Seller to grant Security on any after-acquired property that would constitute FleetCo Collateral;

(c)	a material adverse effect on the validity or enforceability of the Belgian Master Instalment Sale and Administration Agreement or the Belgian Master Fleet Purchase Agreement; or

(d)	a material adverse effect on the validity, perfection or priority of the lien of the FleetCo Security Trustee in the applicable FleetCo Collateral (other than in an immaterial portion of such FleetCo Collateral), other than, in each case, a material adverse effect on any priority arising due to the existence of a Permitted Security.

“Instalment Sale Payment Deficit” means either an Instalment Sale Interest Payment Deficit or an Instalment Sale Principal Payment Deficit.

“Instalment Sale Principal Payment Deficit” means on any Payment Date the sum of (a) the Monthly Lease Principal Payment Deficit for such Payment Date and (b) the Lease Principal Payment Carryover Deficit for such Payment Date.

“Instalment Sale Vehicle” means, as of any date of determination, each vehicle (i) that has been accepted by the Belgian Instalment Purchaser in accordance with Clause 2.1(d) of the Belgian Master Instalment Sale and Administration Agreement, and (ii) as of such date the Vehicle Instalment Sale Expiration Date with respect to such vehicle has not occurred since such vehicle’s most recent Vehicle Instalment Sale Commencement Date; provided that, solely with respect to the calculation and payment of Final Base Instalment, any Non-Program Vehicle Special Default Payment Amount, any Program Vehicle Special Default Payment Amount, any Casualty Payment Amount, any Early Program Return Payment Amount, any Pre-VLCD Program Vehicle Depreciation Amount, any Program Vehicle Depreciation Assumption True-up Amount, any Redesignation to Program Amount or any Redesignation to Non-Program Amount, in each case with respect to any vehicle satisfying the preceding clause (i), such vehicle shall be deemed to be an ‘Instalment Sale Vehicle’ (notwithstanding the occurrence of such Vehicle Instalment Sale Expiration Date with respect thereto) until such Final Base Instalment, Non-Program Vehicle Special Default Payment Amount, Program Vehicle Special Default Payment Amount, Casualty Payment Amount, Early Program Return Payment Amount, Pre-VLCD Program Vehicle Depreciation Amount, Program Vehicle Depreciation Assumption True-up Amount, Redesignation to Program Amount or Redesignation to Non-Program Amount, as applicable, has been paid by the Belgian Instalment Purchaser of such vehicle (as of such Vehicle Instalment Sale Expiration Date with respect thereto), none of which, for the avoidance of doubt, shall be payable more than once with respect to any such vehicle by the Belgian Instalment Purchaser.

“Instalment Sale Vehicle Acquisition Schedule” has the meaning specified in Clause 2.1 of the Belgian Master Instalment Sale and Administration Agreement.

“Intra-Instalment Sale Transfer Schedule” has the meaning specified in Clause 2.2(b) of the Belgian Master Instalment Sale and Administration Agreement.

“Maximum Instalment Sale Termination Date” means, with respect to any Instalment Sale Vehicle, the earlier of (x) the last Business Day of the month that is 48 months after the month in which the Vehicle Instalment Sale Commencement Date occurs with respect to such Instalment Sale Vehicle and (y) the last Business Day of the month that is 72 months after December 31 of the calendar year prior to the model year of such Instalment Sale Vehicle.

“Monthly Base Instalment” has the meaning specified in Clause 4.2 of the Belgian Master Instalment Sale and Administration Agreement.

“Monthly Variable Instalment” has the meaning specified in Clause 4.5 of the Belgian Master Instalment Sale and Administration Agreement.

“Original Sale and Repurchase Agreement” means any Vehicle Purchasing Agreement entered into by the Supplier and Belgian OpCo pursuant to which the Supplier has agreed to sell certain vehicles to Belgian OpCo and to subsequently repurchase such vehicles from Belgian OpCo in certain circumstances.

“Past Due Instalment Payment” means, with respect to any Instalment Sale Payment Deficit and the Belgian Instalment Purchaser, any payment of an Instalment or other amounts payable by and the Belgian Instalment Purchaser under the Belgian Master Instalment Sale and Administration Agreement with respect to which such Instalment Sale Payment Deficit applied, which payment occurred on or prior to the fifth Business Day after the occurrence of such Instalment Sale Payment Deficit and which payment is in satisfaction (in whole or in part) of such Instalment Sale Payment Deficit.

“Permitted Instalment Purchaser” has the meaning specified in 12 of the Belgian Master Instalment Sale and Administration Agreement.

“Purchase Offer” has the meaning given to it in Sub-Clause 2.1 of the Belgian Master Fleet Purchase Agreement.

“Related Rights” means, in connection with any Relevant Vehicle, all rights of the owner thereof including, without limitation, any rights to the benefit of any warranties or guarantees given by the manufacturer or seller of the Relevant Vehicle.

“Resigning Instalment Purchaser” has the meaning specified in Clause 26 (Instalment Purchaser Termination and Resignation) of the Belgian Master Instalment Sale and Administration Agreement.

“Transferee Instalment Purchaser” has the meaning specified in Clause 2.2(b) (Intra-Instalment Sale Transfers) of the Belgian Master Instalment Sale and Administration Agreement.

“Transferor Instalment Purchaser” has the meaning specified in Clause 2.2(b) (Intra-Instalment Sale Transfers) of the Belgian Master Instalment Sale and Administration Agreement.

“Vehicle Instalment Sale Commencement Date” has the meaning specified in 3.1(a) (Vehicle Instalment Sale Commencement Date) of the Belgian Master Instalment Sale and Administration Agreement.

“Vehicle Instalment Sale Expiration Date” has the meaning given to the term specified in 3.1(b) (Vehicle Term for Instalment Sale Vehicles) of the Belgian Master Instalment Sale and Administration Agreement.

2.	PRINCIPLES OF INTERPRETATION AND CONSTRUCTION

2.1	Knowledge

References in any Related Document to the expression “actual knowledge” or “so far as a person is aware” or “to the best of the knowledge, information and belief of a person” or any similar expression in respect of any matter shall be deemed to refer to the actual knowledge of directors and senior officers of the person, together with the knowledge which such persons could have had if they had made all reasonable enquiries.

Subject to the provisions of the Issuer Security Trust Deed, Belgian Security Trust Deed, Dutch Security Trust Deed, French Security Trust Deed, German Security Trust Deed and Spanish Security Trust Deed relating to the awareness of certain events by the Issuer Security Trustee, Belgian Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee and Spanish Security Trustee, as the case may be, the Issuer Security Trustee, Belgian Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee and Spanish Security Trustee are taken not to be aware of anything until an officer or employee of the Issuer Security Trustee, Belgian Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee and Spanish Security Trustee, as the case may be (or a related entity of the Issuer Security Trustee, Belgian Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee and Spanish Security Trustee, as the case may be), having day to day responsibility for the administration or management of the transactions contemplated by the Related Documents has actual knowledge of sufficient facts to ascertain that thing.

2.2	Interpretation

Any reference in any Related Document to:

(i)	a “Related Document” or any other agreement or instrument is a reference to that Related Document, or other agreement or instrument as amended, novated, supplemented, extended, restated or replaced;

(ii)	an “asset” includes present and future reserves and property;

(iii)	“continuing”, means, in relation to a Liquidation Event, Amortization Event, Issuer Administrator Default, FleetCo Administrator Default, Manufacturer Event of Default, Instalment Sale Event of Default, Lease Event of Default, Subordinated Note Event of Default, Belgian Master Instalment Payment Default, Dutch Master Lease Payment Default, French Master Lease Payment Default, German Master Lease Payment Default, Spanish Master Lease Payment Default, Italian Master Lease Payment Default, Italian Master Servicer Termination Event or any Potential Amortization Event, such circumstance or event has occurred and has not been remedied or waived;

(iv)	“including” shall be construed as a reference to “including without limitation”, so that any list of items or matters appearing after the word “including” shall be deemed not to be an exhaustive list, but shall be deemed rather to be a representative list, of those items or matters forming a part of the category described prior to the word “including”;

(v)	a “law” shall be construed as any law (including common or customary law), statute, constitution, decree, judgment, treaty, regulation, directive, bye law, order or any other legislative measure of any government, supranational, local government, statutory or regulatory body or court, in each case, as amended, modified, codified, re-enacted or replaced, in whole or in part, and in effect from time to time;

(vi)	a “month” is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next succeeding calendar month except that:

(A)	if any such numerically corresponding day is not a Business Day, such period shall end on the immediately succeeding Business Day to occur in that next succeeding calendar month or, if none, it shall end on the immediately preceding Business Day; and

(B)	if there is no numerically corresponding day in that next succeeding calendar month, that period shall end on the last Business Day in that next succeeding calendar month,

and references to “months” shall be construed accordingly;

(vii)	“principal” shall, where applicable, include premium;

(viii)	“repay”, “redeem” and “pay” shall each include both of the others and “repaid”, “repayable” and “repayment”, “redeemed”, “redeemable” and “redemption” and “paid”, “payable” and “payment” shall be construed accordingly;

(ix)	a “successor” of any party shall be construed so as to include an assignee or successor in title of such party and any person who under the laws of the jurisdiction of incorporation or domicile of such party has assumed the rights and obligations of such party under any document or to which, under such laws, such rights and obligations have been transferred;

(x)	a “wholly owned subsidiary” of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company’s or corporation’s wholly owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly owned subsidiaries;

(xi)	“Euro”, “Euros”, “EUR” or “€” is a reference to the official currency of the European Union;

(xii)	“Sterling”, “pounds”, “GBP” or “£” is a reference to the official currency of the United Kingdom;

(xiii)	the “date hereof” is a reference to the original date of the Related Document; and

(xiv)	a Person include such Person’s permitted successors and assigns. Any reference in any Related Document, where it relates to a Dutch entity, to:

(A)	a necessary action to authorise, where applicable, includes without limitation:

(1)	any action required to comply with the Dutch Works Council Act (Wet op de ondernemingsraden); and

(2)	obtaining unconditional positive advice (advies) from each competent works council;

(B)	a winding-up, administration or dissolution includes a Dutch entity being:

(1)	declared bankrupt (failliet verklaard);

(2)	dissolved (ontbonden);

(C)	a moratorium includes surseance van betaling and granted a moratorium includes surseance verleend;

(D)	a liquidator includes a curator;

(E)	an administrator includes a bewindvoerder;

(F)	a receiver or an administrative receiver does not include a curator or bewindvoerder; and

(G)	an attachment includes a beslag.

(xv)	Any reference in any Related Document, where it relates to a Spanish entity, to:

(A)	a winding-up, administration or dissolution includes, without limitation, insolvency (concurso de acreedores, irrespective of whether it is considered voluntary -voluntario- or compulsory -necesario-), any notice to a competent court pursuant to Article 583 of the Recast Spanish Insolvency Law, the application to file for insolvency (“solicitud de concurso”), court resolution declaring the insolvency proceeding (“auto de declaración de concurso”), liquidation, refinancing agreement (acuerdo colectivo de refinanciación or any arrangement in accordance with articles 598 et seq. and articles 609 et seq. of the reinstated version of the Spanish Insolvency Law (Texto Refundido de la Ley Concursal), approved by the Royal Legislative Decree 1/2020, of 5 May and as amended from time to time), moratorium or suspension of payments, controlled management (intervención administrativa o judicial), general settlement with creditors (“convenio judicial con acreedores”), reorganisation or similar laws affecting the rights of creditors generally, and a winding-up in accordance with the articles of the Title X of the Royal Legislative Decree 1/2010 dated 2 July, approving the consolidated text of Spanish Corporate Enterprises Law (Real Decreto Legislativo 1/2010 de 2 de Julio por el que se aprueba el texto refundido de la Ley de Sociedades de Capital) as amended from time to time;

(B)	a “winding-up”, “administration” or “dissolution” includes, without limitation, disolución, liquidación, procedimiento concursal or any other similar proceedings;

(C)	a receiver, administrative receiver, administrator, trustee, custodian, sequestrator, conservator or similar officer includes, without limitation, administracion concursal, administrador concursal or any other person performing the same function;

(D)	creditors process means an executor attachment (embargo ejecutivo) or a conservatory attachment (embargo preventivo); and

(E)	a corporate being “unable to pay its debts” includes that person being in a state of insolvencia or concurso, or which cash situation does not enable them to face their current payment obligations; or is unable or admits inability to pay its debts as they fall due.

(xvi)	Any reference in any Related Document, where it relates to a German entity, “Insolvency” means that such person is in a situation of illiquidity (Zahlungsunfhigkeit) according to Section 17 German Insolvency Code, over indebtedness (berschuldung) according to section 19 German Insolvency Code or pending illiquidity (Drohende Zahlungsunfhigkeit) according to Section 18 of the German Insolvency Code.

(xvii)	Any reference in any Related Document, where it relates to French entity:

(A)	“Insolvent” means in respect of any entity who is resident in France or who has its centre of main interests (as such term is used in Article 3(1) of Regulation (EU) 2015/848 of 20 May 2015 on insolvency proceedings (recast)) in France, that:

(1)	such person is in a position of suspension of payments (cessation des paiements) within the meaning of L.631-1 of the French Code de commerce;

(2)	such person admits in writing its inability to pay its debts as they fall due or otherwise states it is insolvent; or

(3)	such Person suspends payment of its debts to creditors generally or announces its intention to do so.

(B)	“Insolvency Proceedings” means:

(1)	in respect of any entity who is resident in France or who has its centre of main interests (as such term is used in Article 3(1) of Regulation (EU) 2015/848 of 20 May 2015 on insolvency proceedings (recast)) in France, that any corporate action, legal proceedings or other procedure or step is taken in relation to the suspension of payments, dissolution, the opening of proceedings for;

(2)	a “mandat ad hoc”, “procédure de conciliation”, “procédure de sauvegarde”, “procédure de sauvegarde accélérée”, “procédure de sauvegarde financière accélérée”, “procédure de redressement judiciaire”, “procédure de liquidation judiciaire” as set out under “LIVRE VI” of the French Code de commerce; or

(3)	a procédure d’alerte in accordance with articles L. 234-1 of the Commercial Code.

(xviii)	Any reference in any Related Document, where it relates to a Belgian entity or where the context so requires, to:

(A)	“gross negligence” is a reference to zware fout/faute lourde and “wilful misconduct” is a reference to opzettelijke fout/faute intentionnelle;

(B)	“Belgian Civil Code” means the Belgian Burgerlijk Wetboek / Code Civil, as amended or replaced from time to time;

(C)	“Old Belgian Civil Code” means the Belgian (oud) Burgerlijk Wetboek / (ancien) Code Civil, as amended from time to time;

(D)	“insolvent”, “insolvency” or “insolvency proceedings” includes any openbare of besloten gerechtelijke reorganisatie/réorganisation judiciaire publique ou privée, minnelijk akkoord buiten gerechtelijke reorganisatie/accord amiable hors réorganisation judiciaire, overdracht onder gerechtelijk gezag/transfert sous autorité judiciaire, besloten voorbereiding van het faillissement/préparation privée d’une faillite, faillissement/faillite, gerechtelijke vereffening/liquidation judiciaire and any other concurrence between creditors (samenloop van schuldeisers/concours des créanciers);

(E)	a “suspension of payments”, “moratorium of any indebtedness” or “reorganisation” includes any openbare of besloten gerechtelijke reorganisatie/réorganisation judiciaire publique ou privée and any other legal proceeding based on Boek XX Wetboek Economisch Recht / Livre XX du Code de droit économique;

(F)	a person being “unable to pay its debts” is that person being in a state of cessation of payments (staking van betaling/cessation de paiements);

(G)	“commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness” includes any negotiations conducted with a view to reaching a settlement agreement (minnelijk akkoord/accord amiable) with one or more of its creditors pursuant to Boek XX Wetboek Economisch Recht / Livre XX du Code de droit économique;

(H)	a “composition”, “compromise”, “assignment” or similar arrangement includes a minnelijk akkoord buiten gerechtelijke reorganisatie/accord amiable hors réorganisation judiciaire or any openbare of besloten gerechtelijke reorganisatie/réorganisation judiciaire publique ou privée as applicable;

(I)	a “receiver”, “liquidator”, “administrator”, “assignee”, “trustee”, “custodian”, “sequestrator” or similar officer includes any curator/curateur, vereffenaar/liquidateur, gedelegeerd rechter/juge délégué, gerechtsmandataris/ mandataire de justice, rechter-commissaris/juge commissaire, gerechtelijke deskundige/expert judiciaire, voorlopig bewindvoerder/administrateur provisoire, gerechtelijk bewindvoerder /administrateur judiciaire, mandataris ad hoc/mandataire ad hoc, vereffeningsdeskundige/ practicien de la liquidation, herstructureringsdeskundige/practicien de la réorganisation as applicable, and any sekwester/séquestre;

(J)	“winding-up”, “administration” or “dissolution” includes any vereffening/liquidation, ontbinding/dissolution, faillissement/faillite and sluiting van een onderneming/fermeture d’entreprise;

(K)	“attachment”, “sequestration”, “distress”, “execution” or analogous procedures includes any uitvoerend beslag/saisie-exécution and bewarend beslag/saisie conservatoire; and

(L)	“Security” includes a mortgage (hypotheek/hypothèque), a pledge (pand/gage), a transfer by way of security (overdracht ten titel van zekerheid/transfert à titre de garantie), any other real security interest (zakelijke zekerheid/sûreté réelle), a mandate to grant a mortgage (hypothecair mandaat/mandat hypothécaire), a pledge or any other real surety, a privilege (voorrecht/privilège) and a reservation of title arrangement (eigendomsvoorbehoud/réserve de propriété and retentierecht/droit de rétention).

2.3	Other agreements

Any reference to the Master Definitions and Constructions Agreement or any other agreement or document shall be construed as a reference to the Master Definitions and Constructions Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, modified, varied, novated, supplemented or replaced.

2.4	Statutes and Treaties

Any reference to a statute or treaty shall be construed as a reference to such statute or treaty as the same may have been, or may from time to time be, amended or, in the case of a statute, re-enacted.

2.5	Schedules

Any Schedule of, or Annex or Exhibit to a Related Document forms an integral and essential part of such agreement and shall have the same force and effect as if the provisions of such Schedule, Annex or Exhibit were set out in the body of such Related Document. Any reference to a Related Document shall include any such Schedule, Annex or Exhibit.

2.6	Headings

Clause, Part, Schedule, Paragraph and Clause headings and any tables of contents are for ease of reference only and shall not affect the construction of any Related Document and shall in no way modify or restrict any of the terms or provisions of any Related Document.

2.7	Clauses

Except as otherwise specified in a Related Document, reference in a Related Document to:

(i)	a “Clause” shall be construed as a reference to a Clause of such document;

(ii)	a “Sub-Clause” shall be construed as a reference to a Sub-Clause of such document;

(iii)	a “Part” shall be construed as a reference to a Part of such document;

(iv)	a “Schedule” shall be construed as a reference to a Schedule of such document;

(v)	a “Paragraph” shall be construed as a reference to a Paragraph of a Schedule of such document; and

(vi)	“this Agreement” or “this Deed”, as the case may be, shall be construed as a reference to such document together with any Schedules thereto.

2.8	Number

Save where the context otherwise requires, words importing the singular number include the plural and vice versa.

2.9	Time of the Essence; Time of Day

Any date or period specified in any document may be postponed or extended by mutual agreement between the applicable parties, but as regards any date or period originally fixed or so postponed or extended, time shall be of the essence. Reference to any time of day is a reference to such time in London unless otherwise stated.

2.10	Spelling Conventions

For the avoidance of doubt, any words importing an American English spelling variety shall have the same meaning and legal effect as though the British English spelling variety had been used.

2.11	Validity

If any obligations of a party to a Related Document or provisions of a Related Document are subject to or contrary to any mandatory principles of applicable law, compliance with such obligations and/or provisions of the Related Document shall be deemed to be subject to such mandatory principles (or waived) to the extent necessary to be in compliance with such law.

Notwithstanding any term of any Related Document, the consent of any Person who is not a party hereto is not required to rescind or vary this Master Definitions and Constructions Agreement at any time.

3.	COMMON TERMS

3.1	Contractual recognition of bail-in

(i)	Notwithstanding any other term of any Related Document or any other agreement, arrangement or understanding between the parties, each party acknowledges and accepts that any liability of any party to any other party under or in connection with the Related Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(A)	any Bail-In Action in relation to any such liability, including (without limitation):

(1)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(2)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(3)	a cancellation of any such liability; and

(B)	a variation of any term of any Related Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

(ii)	In this Clause 3.1:

“Article 55 BRRD” means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

“Bail-In Action” means the exercise of any Write-down and Conversion Powers.

“Bail-In Legislation” means in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

“Resolution Authority” means any body which has authority to exercise any Write- down and Conversion Powers.

“Write-down and Conversion Powers” means: in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule.

3.2	Chain of Instructions

Each of the Issuer Security Trustee, each FleetCo Security Trustee and each Class A Noteholder agree that, where any Related Document requires a FleetCo Security Trustee to be instructed by the Issuer Security Trustee (or allows the Issuer Security Trustee to instruct the FleetCo Security Trustee) in respect of any matter and in respect of such matter the Issuer Security Trustee would then be required to be instructed by the Class A Noteholders (or the Class A Noteholders would be permitted to instruct the Issuer Security Trustee in respect of such matter), the Class A Noteholders may provide instructions directly to the relevant FleetCo Security Trustee, by way of written notice copying the Issuer Security Trustee and confirming that they represent the requisite Required Noteholders on such matter. Where such instruction is provided by the Class A Noteholders, the FleetCo Security Trustee shall be entitled to rely on such instruction as if it were provided by the Issuer Security Trustee and shall not be required to make any further enquiries as to the authenticity of the instruction.

3.3	Non-Petition – Issuer

Notwithstanding anything to the contrary herein or in any Issuer Related Document to which the Issuer is a party, only the Issuer Security Trustee may pursue the remedies available under the general law or under the Issuer Security Trust Deed to enforce this Agreement, the Issuer Security or an Issuer Note and no other Person shall be entitled to proceed directly against the Issuer in respect hereof (unless the Issuer Security Trustee, having become bound to proceed in accordance with the terms of the Issuer Related Documents, fails or neglects to do so). Each of HHN2 and Wilmington Trust SP Services (Dublin) Limited hereby agrees with and acknowledges to each of the Issuer and the Issuer Security Trustee until the date falling one year and one day after the Legal Final Payment Date, that:

(a)	it shall not have the right to take or join any person in taking any steps against the Issuer for the purpose of obtaining payment of any amount due from the Issuer (other than serving a written demand subject to the terms of the Issuer Security Trust Deed); and

(b)	neither it nor any Person on its behalf shall initiate or join any person in initiating an Event of Bankruptcy or the appointment of any Insolvency Official in relation to the Issuer, provided that, the Issuer Security Trustee shall have the right to take any action pursuant to and in accordance with the relevant Issuer Related Documents and Issuer Security Documents.

3.4	Non-Petition – Dutch FleetCo

Notwithstanding anything to the contrary herein or in any Belgian Related Document, Dutch Related Document or Spanish Related Document to which the Dutch FleetCo is a party but without prejudice to Clause 3.5 (Non-Petition – Spanish FleetCo) and Clause 3.9 (Non-Petition – Dutch B FleetCo), only the Dutch Security Trustee may pursue the remedies available under the general law or under the Dutch Security Trust Deed to enforce this Agreement, the Dutch Security or a Dutch Note and no other Person shall be entitled to proceed directly against the Dutch FleetCo in respect hereof (unless the Dutch Security Trustee, having become bound to proceed in accordance with the terms of the Dutch Related Documents, fails or neglects to do so). HHN2 hereby agrees with and acknowledges to each of Dutch FleetCo and the Dutch Security Trustee until the date falling one year and one day after the Legal Final Payment Date, that:

(a)	it shall not have the right to take or join any person in taking any steps against the Dutch FleetCo for the purpose of obtaining payment of any amount due from the Dutch FleetCo (other than serving a written demand subject to the terms of the Dutch Security Trust Deed); and

(b)	neither it nor any Person on its behalf shall initiate or join any person in initiating an Event of Bankruptcy or the appointment of any Insolvency Official in relation to the Issuer, provided that, the Dutch Security Trustee shall have the right to take any action pursuant to and in accordance with the relevant Dutch Related Documents and Dutch Security Documents.

3.5	Non-Petition – Spanish FleetCo

Notwithstanding anything to the contrary herein or in any Belgian Related Documents, Dutch Related Documents or Spanish Related Document to which the Spanish FleetCo is a party but without prejudice Clause 3.4 (Non-Petition – Dutch FleetCo) and Clause 3.9 (Non-Petition – Dutch B FleetCo), only the Spanish Security Trustee may pursue the remedies available under the general law or under the Spanish Security Trust Deed to enforce this Agreement, the Spanish Security or a Spanish Note and no other Person shall be entitled to proceed directly against the Spanish FleetCo in respect hereof (unless the Spanish Security Trustee, having become bound to proceed in accordance with the terms of the Spanish Related Documents, fails or neglects to do so). HHN2 hereby agrees with and acknowledges to each of Spanish FleetCo and the Spanish Security Trustee until the date falling one year and one day after the Legal Final Payment Date, that:

(a)	it shall not have the right to take or join any person in taking any steps against the Spanish FleetCo for the purpose of obtaining payment of any amount due from the Spanish FleetCo (other than serving a written demand subject to the terms of the Spanish Security Trust Deed); and

(b)	neither it nor any Person on its behalf shall initiate or join any person in initiating an Event of Bankruptcy or the appointment of any Insolvency Official in relation to Spanish FleetCo, provided that, the Spanish Security Trustee shall have the right to take any action pursuant to and in accordance with the relevant Spanish Related Documents and Spanish Security Documents.

3.6	Non-Petition – German FleetCo

Notwithstanding anything to the contrary herein or in any German Related Document to which German FleetCo is a party, only the German Security Trustee may pursue the remedies available under the general law or under the German Security Trust Deed to enforce this Agreement, the German Security or a German Note and no other Person shall be entitled to proceed directly against the German FleetCo in respect hereof (unless the German Security Trustee, having become bound to proceed in accordance with the terms of the Issuer Related Documents, fails or neglects to do so). HHN2 hereby agrees with and acknowledges to each of German FleetCo and the German Security Trustee until the date falling one year and one day after the Legal Final Payment Date, that:

(a)	it shall not have the right to take or join any person in taking any steps against German FleetCo for the purpose of obtaining payment of any amount due from German FleetCo (other than serving a written demand subject to the terms of the German Security Trust Deed); and

(b)	neither it nor any Person on its behalf shall initiate or join any person in initiating an Event of Bankruptcy or the appointment of any Insolvency Official in relation to German FleetCo, provided that, the German Security Trustee shall have the right to take any action pursuant to and in accordance with the relevant German Related Documents and German Security Documents.

3.7	Non-Petition – French FleetCo

Notwithstanding anything to the contrary herein or in any French Related Document to which French FleetCo is a party, only the French Security Trustee may pursue the remedies available under the general law or under the French Security Trust Deed to enforce this Agreement, the French Security or a FCT Note and no other Person shall be entitled to proceed directly against French FleetCo in respect hereof (unless the French Security Trustee, having become bound to proceed in accordance with the terms of the French Related Documents, fails or neglects to do so). HHN2 hereby agrees with and acknowledges to each of the French FleetCo and the French Security Trustee until the date falling one year and one day after the Legal Final Payment Date, that:

(a)	it shall not have the right to take or join any person in taking any steps against French FleetCo for the purpose of obtaining payment of any amount due from French FleetCo (other than serving a written demand subject to the terms of the French Security Trust Deed); and

(b)	neither it nor any Person on its behalf shall initiate or join any person in initiating an Event of Bankruptcy or the appointment of any Insolvency Official in relation to French FleetCo, provided that, the French Security Trustee shall have the right to take any action pursuant to and in accordance with the relevant French Related Documents and French Security Documents.

3.8	Non-Petition – Italian FleetCo

Notwithstanding anything to the contrary herein or in any Italian Related Document to which the Italian FleetCo is a party, only the Italian Noteholder (pursuant to the terms of the Issuer Related Documents) as directed by the Issuer Security Trustee (whose instructions have been obtained in accordance with the terms of the Italian Terms and Conditions, the Italian Note Accounts Security Deed and the Issuer Security Trust Deed) may pursue the remedies available under the general law or under the Issuer Security Trust Deed to enforce this Agreement, the Italian Note Accounts Security Deed, the Italian Security or an Italian Note and no other Person shall be entitled to proceed directly against the Italian FleetCo in respect hereof (unless the Italian Noteholder, having become bound to proceed in accordance with the terms of the Italian Related Documents, fails or neglects to do so). HHN2 hereby agrees with and acknowledges to each of Italian FleetCo, the Italian Noteholder and the Issuer Security Trustee until the date falling one year and one day after the Legal Final Payment Date, that:

(a)	it shall not have the right to take or join any person in taking any steps against the Italian FleetCo for the purpose of obtaining payment of any amount due from the Italian FleetCo (other than serving a written demand subject to the terms of the Italian law); and

(b)	neither it nor any Person on its behalf shall initiate or join any person in initiating an Event of Bankruptcy or the appointment of any Insolvency Official in relation to the Italian FleetCo, provided that, the Italian Noteholder (acting in accordance with the terms of Italian Terms and Condition and as directed by the Issuer Security Trustee) shall have the right to take any action pursuant to and in accordance with the relevant Italian Related Documents.

3.9	Non-Petition – Dutch B FleetCo

Notwithstanding anything to the contrary herein or in any Dutch Related Document, Spanish Related Document or Belgian Related Document to which the Dutch B FleetCo is a party but without prejudice to Clause 3.4 (Non-Petition – Dutch FleetCo) and Clause 3.5 (Non-Petition – Spanish FleetCo), only the Belgian Security Trustee may pursue the remedies available under the general law or under the Belgian Security Trust Deed to enforce this Agreement, the Belgian Security or a Belgian Note and no other Person shall be entitled to proceed directly against Dutch B FleetCo in respect hereof (unless the Belgian Security Trustee, having become bound to proceed in accordance with the terms of the Belgian Related Documents, fails or neglects to do so). HHN2 hereby agrees with and acknowledges to each of Dutch B FleetCo and the Belgian Security Trustee until the date falling one year and one day after the Legal Final Payment Date, that:

(a)	it shall not have the right to take or join any person in taking any steps against the Dutch B FleetCo for the purpose of obtaining payment of any amount due from the Dutch B FleetCo (other than serving a written demand subject to the terms of the Belgian Security Trust Deed); and

(b)	neither it nor any Person on its behalf shall initiate or join any person in initiating an Event of Bankruptcy or the appointment of any Insolvency Official in relation to the Issuer, provided that, the Belgian Security Trustee shall have the right to take any action pursuant to and in accordance with the relevant Belgian Related Documents and Belgian Security Documents.

3.10	Non-Petition – Gresham Receivables (No. 32) UK Limited

Notwithstanding anything to the contrary herein or in any Issuer Related Document to which Gresham Receivables (No. 32) UK Limited (“Gresham”) is expressed to be a party, each party to this Agreement hereby agrees with and acknowledges to Gresham, that neither it nor any person on its behalf shall initiate or join any person in initiating an Event of Bankruptcy or the appointment of any Insolvency Official in relation to Gresham until the date following two years and one day after all notes and commercial paper issued by Gresham (or the Person(s) issuing notes and commercial paper as part of a conduit arrangement with Gresham) have been redeemed in full and all of Gresham’s obligations and liabilities (whether actual or contingent) arising or incurred under or in connection with such asset-backed commercial paper programme or any other notes programme established by it have been discharged in full.

3.11	Limited Recourse – Gresham Receivables (No. 32) UK Limited

Notwithstanding any other provision of this Agreement, each party hereto agrees and acknowledges with Gresham that:

(a)	it will only have recourse in respect of any amount, claim or obligation due or owing to it by Gresham (the “Claims”) to the extent of available funds pursuant to the asset-backed commercial paper notes issuance programme (the “Programme Documents”) of which Gresham is a part subject to and in accordance with the terms thereof and after all other prior ranking claims in respect thereof have been satisfied and discharged in full;

(b)	following the application of funds following enforcement of the security interests created over Gresham’s assets under the relevant Programme Documents, subject to and in accordance with the provisions relating to the application of funds specified therein, Gresham will have no assets available for payment of its obligations under such documents and this Agreement other than as provided for pursuant to the Programme Documents and any Claims will accordingly be extinguished to the extent of any shortfall; and

(c)	the obligations of Gresham under the Programme Documents and this Agreement will not be obligations or responsibilities of, or guaranteed by, any other person or entity.

3.12	Corporate Obligation – Gresham Receivables (No. 32) UK Limited

Notwithstanding any other provision of this Agreement, no recourse under any obligation, covenant or agreement of Gresham contained in this Agreement shall be had against any shareholder, member, officer, director, employee or agent of Gresham, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of Gresham, and that no personal liability shall attach to or be incurred by the shareholders, members, officers, directors, employees or agency of Gresham, as such, or any of them under or by reason of any of the obligations, covenants or agreements of Gresham contained in this Agreement or implied therefrom and that any and all personal liability for breaches by Gresham of any of such obligations, covenants or agreements, either at law or by statute or constitution of every such shareholder, member, officer, director, employee or agent is hereby expressly waived as a condition of an in consideration for the execution of this Agreement.

3.13	Non-Petition – Matchpoint Finance Plc

Each party agrees that it shall not institute against, or join any Person in instituting against, Matchpoint Finance plc (“Matchpoint”) any bankruptcy, examinership, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any bankruptcy or similar law of any jurisdiction, for two (2) years and one day after (i) the latest maturing commercial paper note of any series (as set out in the Programme Documents (as defined below) of Matchpoint) or (ii) the latest maturing medium term note of Matchpoint, if any, is paid in full. This Clause shall survive termination of this Agreement and the termination of each Related Document to which Matchpoint is a party to.

3.14	Limited Recourse – Matchpoint Finance Plc

The obligations of Matchpoint under this Agreement are solely the corporate obligations of Matchpoint and are payable solely to the extent of available funds pursuant to the Programme Documents. No recourse shall be had for the payment of any amount owing by Matchpoint under this Agreement or for the payment by Matchpoint of any fee in respect hereof or any other obligation or claim of or against Matchpoint arising out of or based upon this Agreement, against any employee, director, officer, member, manager or affiliate of Matchpoint; provided, however, that the foregoing shall not relieve any such person or entity of any liability they might have as a result of fraudulent acts or omissions committed by them. Each party agrees that Matchpoint shall be liable for any claims that it may have against Matchpoint only to the extent that Matchpoint has funds available for such purpose in accordance with the programme documents in respect of its Euro 20,000,000,000 asset-backed commercial paper notes issuance programme (“Programme Documents”) and that, to the extent that any such claims remain unpaid after the application of such funds in accordance with the Programme Documents such claims shall be extinguished. The provisions of this Clause 3.14 will survive the termination of this Agreement and the termination of each Related Document to which Matchpoint is a party.

3.15	Limited Recourse and Non-Petition – Managed and Enhanced Tap (Magenta) Funding S.T.

Each of the parties hereto (other than the Replacement VFN Noteholder) acting for itself hereby acknowledges and agrees that:

(a)	all sums due or owing to any party from or by the Replacement VFN Noteholder hereunder shall be payable by the Replacement VFN Noteholder in accordance with the Compartment Order of Priority, and provided that all liabilities of the Replacement VFN Noteholder required to be paid in priority thereto and a pro rata amount of all amounts to be paid pari passu therewith pursuant to the Compartment Order of Priority, have been paid, discharged and/or otherwise provided for in full;

(b)	it shall not be entitled to take any steps or proceedings which would result in the Compartment Order of Priority not being observed;

(c)	it shall not to take any action or proceedings against the Replacement VFN Noteholder to recover any amounts payable by the Replacement VFN Noteholder to it hereunder;

(d)	pursuant to article L. 214-175-III of the French Code monétaire et financier, any claim it may have against the Replacement VFN Noteholder subject to the Compartment Order of Priority and any statutory priority of payment; and

(e)	pursuant to article L.214-175-III of the French Code monétaire et financier, neither the Compartment nor Managed and Enhanced Tap (Magenta) Funding S.T. is subject to the provisions of Book VI of the French Code de commerce relating to insolvency proceedings.

Where:

“Compartment Order of Priority” means the following order of priority, with no sum being applied to an item with a lower ranking in the order of priority until all items with a higher ranking have been paid in full:

i.	Firstly: on a pro rata and pari passu basis, (i) to transfer to the ABCP Programme Account (as defined in the Common Terms Agreement) such amounts as are required to pay or to provide for the pro rata share of ABCP Programme Expenses (as defined in the Common Terms Agreement) allocated to the Replacement VFN Noteholder, as determined by the Calculation Agent (as defined in the Common Terms Agreement), and (ii) to pay or to provide for any commitment fees under any Transaction Specific Liquidity Facility Agreement entered into by the Replacement VFN Noteholder;

ii.	Secondly: to the payment or the provisioning on a pro rata and pari passu basis of the following:

1.	to transfer to the ABCP Programme Account such amounts as are required to finance the amounts due (whether in respect of interest capital or discount) under the CP Notes (as defined in the Common Terms Agreement) issued by Managed and Enhanced Tap (Magenta) Funding S.T. to re-finance the Replacement VFN Noteholder as determined by the Calculation Agent;

2.	the payment of the subscription price of the applicable VFN by the Replacement VFN Noteholder;

3.	the payment of the principal and interest amounts of any advances made available to the Replacement VFN Noteholder under Transaction Specific Liquidity Facilities (as defined in the Common Terms Agreement) which are due to be paid on such day and were drawn under the circumstances set out in Clauses 6.2.1 or 6.2.2 of the ABCP Programme Master Framework Agreement (as defined in the Common Terms Agreement); and

4.	to the Repo Counterparty (as defined in the Common Terms Agreement), the amounts (if any) due under a Repo Agreement (as defined in the Common Terms Agreement) in respect of the Repurchase Price of Eligible Assets (as such terms are defined in the Common Terms Agreement).

iii.	Thirdly: to pay or to provide for any increased costs under any Transaction Specific Liquidity Facility Agreement entered into by the Replacement VFN Noteholder;

iv.	Fourthly: on any date other than the date the Replacement VFN Noteholder is liquidated, any surplus funds shall be paid to the ABCP Programme Account; and

v.	Fifthly: on the date the Replacement VFN Noteholder is liquidated, any surplus funds shall be distributed to the shareholders.

“Common Terms Agreement” means the agreement entitled “Definitions, Interpretation and Common Terms Agreement” entered into on 12 March 2010 between Managed and Enhanced Tap (MAGENTA) Funding S.T., Eurotitrisation and Natixis S.A., as amended from time to time.

“Transaction Specific Liquidity Facility Agreement” means the facility agreement entered into by the Acceding Senior Noteholder (as such term is defined in the facility agreement) with Natixis S.A. as liquidity bank for an amount of EUR 117,300,000.

3.16	Non-Petition – Sunderland Receivables S.A.

Each party agrees that it shall not institute against, or join any Person in instituting against, Sunderland Receivables S.A. ("Sunderland") any bankruptcy, examinership, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any bankruptcy or similar law of any jurisdiction, for two (2) years and one day after: (i) the latest maturing commercial paper note of any series issued by the Issuer as per the Related Documents; or (ii) the latest maturing medium term note of Sunderland, if any, is paid in full.

3.17	Limited Recourse – Sunderland Receivables S.A.

The obligations of Sunderland under this Agreement are solely the corporate obligations of Sunderland respectively and are payable solely to the extent of available funds pursuant to the commercial paper note of any series issued by the Issuer as per the Related Documents. No recourse shall be had for the payment of any amount owing by Sunderland under this Agreement or any Related Document or for the payment by Sunderland of any fee in respect hereof or any other obligation or claim of or against Sunderland arising out of or based upon this Agreement or any Related Documents, against any employee, director, officer, member, manager or affiliate of Sunderland respectively; provided, however, that the foregoing shall not relieve any such person or entity of any liability they might have as a result of fraudulent acts or omissions committed by them. Each party agrees that Sunderland shall be liable for any claims that it may have against Sunderland only to the extent that Sunderland has funds available for such purpose in accordance with the commercial paper note of any series issued by the Issuer as per the Related Documents and that, to the extent that any such claims remain unpaid after the application of such funds in accordance with the commercial paper note of any series issued by the Issuer as per the Related Documents such claims shall be extinguished.

3.18	Notices

Any notice or communication by any party hereto to another, whether pursuant to any Related Document or for any purpose that is otherwise ancillary to such Related Document, shall be in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), e-mail, facsimile (other than in the case of the Issuer Security Trustee or any FleetCo Security Trustee) or overnight air courier guaranteeing next day delivery to the relevant address listed below:

Issuer and FCT Noteholder:

INTERNATIONAL FLEET FINANCING NO.2 B.V.
Address:	Fourth Floor
3 George’s Dock
IFSC
Dublin 1,Ireland
Telephone:	[*]
Fax:	[*]
Email:	[*]

Dutch OpCo, Dutch Lessee, Dutch Administrator and Dutch Servicer:

HERTZ AUTOMOBIELEN NEDERLAND B.V.
Address:	Scorpius 120,
2132 LR Hoofddorp
The Netherlands
Email:	[*]
Attention:	Bryn Davies / Falguni Bagchi

Dutch FleetCo and Dutch Lessor:

Stuurgroep Fleet (Netherlands) B.V.
Address:	Scorpius 120,
2132 LR Hoofddorp
The Netherlands
Email:	[*]
Attention:	Bryn Davies / Falguni Bagchi / Henk van den Helder (with a copy to [*]) and

[*]

With a copy to the board of directors:

INTERTRUST MANAGEMENT B.V.
Address:	Basisweg 10,
1043 AP Amsterdam
The Netherlands
Telephone:	[*]
Fax:	[*]
Email:	[*]
Attention:	Kristina Adamovich

French OpCo, French Lessee, French Administrator and French Servicer:
HERTZ FRANCE S.A.S.
Address:	Immeuble Diagonale Sud 6 Avenue Gustave Eiffel Bâtiment A1
78180 Montigny Le Bretonneux
France
Email:	[*]
Attention:	Bryn Davies / Falguni Bagchi

French FleetCo and French Lessor:
RAC FINANCE S.A.S.
Address:	Immeuble Diagonale Sud 6 Avenue Gustave Eiffel Bâtiment A1
78180, Montigny-le-Bretonneux
487 581 498 RCS Versailles
Email:	[*]
Attention:	Bryn Davies / Falguni Bagchi

With a copy to:
TMF France Management SARL, President
Attention:	Mrs.Alina Jouot Guralnik
Email:	[*]

Spanish OpCo, Spanish Lessee, Spanish Administrator and Spanish Servicer:

HERTZ DE ESPANA SLU
Address:	Calle Jacinto Benavente, 2, Edificio B, 3ª planta
Las Rozas de Madrid, Madrid
Spain
Telephone:	[*]
Email:	[*]
Attention:	Nuria Serrano Gómez / Bryn Davies / Falguni Bagchi

Spanish FleetCo and Spanish Lessor:
Stuurgroep Fleet (Netherlands) B.V., SUCURSAL EN ESPAÑA
Address:	Calle Jacinto Benavente, 2, Edificio B, 3ª planta
Las Rozas de Madrid, Madrid
Spain
Telephone:	[*]
Email:	[*]
Attention:	Maria José Porrero Valor / Bryn Davies / Falguni Bagchi

With a copy to the board of directors:

INTERTRUST MANAGEMENT B.V.
Address:	Basisweg 10,
1043 AP Amsterdam
The Netherlands
Telephone:	[*]
Fax:	[*]
Email:	[*]
Attention:	Kristina Adamovich

German FleetCo and German Lessor:
HERTZ FLEET LIMITED
Address:	Hertz Europe Service Centre
Swords Business Park, Swords,Co. Dublin
Ireland
Telephone:	[*]
Fax:	[*]
Email:	[*]
Attention:	Bryn Davies / Falguni Bagchi

With a copy to:
[*]
Attention: The Directors

German OpCo, German Lessee and German Servicer:
HERTZ AUTOVERMIETUNG GMBH
Address:	Grenzweg 2, 65451 Kelsterbach,
Germany
Email:	[*]
Attention:	Bryn Davies/Falguni Bagchi

Issuer Security Trustee and FleetCo Security Trustee:
BNP PARIBAS TRUST CORPORATION UK LIMITED
Address:	10 Harewood Avenue
London NW1 6AA
United Kingdom
Fax:	[*]
Email:	[*]

Belgian OpCo, Belgian Instalment Purchaser and Belgian Administrator:
HERTZ BELGIUM BV
Address:	Excelsiorlaan 20, 1930 Zaventem, Belgium
Telephone:	[*]
Email:	[*]
Attention:	Glenn Jacobs / Bryn Cavers-Davies / Falguni Bagchi / Mohammad Torkaman

Dutch B FleetCo and Instalment Seller:
Stuurgroep Fleet (Netherlands) B.V.
Address:	Scorpius 120,
2132 LR Hoofddorp
The Netherlands
Email:	[*]
Attention:	Bryn Davies / Falguni Bagchi

With a copy to the board of directors:

INTERTRUST MANAGEMENT B.V.
Address:	Basisweg 10,
1043 AP Amsterdam
The Netherlands
Telephone:	[*]
Fax:	[*]
Email:	[*]
Attention:	Kristina Adamovich

FCT Management Company:
EUROTITRISATION
Address:	12 rue James Watt
93200 Saint Denis
France
Telephone:	[*]
Email:	[*]
Attention:	FCT Manager

FCT Custodian:
BNP PARIBAS S.A. (acting through its Securities Services business)
Address:	ACI: CPA05A1
Grands Moulins de Pantin
9 rue du Débarcadère
93500 Pantin
Email:	[*]
Attention:	Contrôle Dépositaire France

FCT Registrar:
BNP PARIBAS S.A. (acting through its Securities Services business)
Address:	9 rue du débarcadère
93500 Pantin
Email:	[*]
Attention:	Registrar Agent

FCT Paying Agent:
BNP PARIBAS S.A. (acting through its Securities Services business)
Address:	9, rue du débarcadère
93500 Pantin
E-mail:	[*]
Attention:	Paying Agent

FCT Servicer:
BNP PARIBAS S.A.
Address:	ACI: CAA05B1 – 3
rue d’Antin, 75002
Paris
Telephone:	[*]
Facsimile:	[*]
Email:	[*]
Attention:	Jérôme Eschbach / Eric Moulinet

Registrar:
BNP PARIBAS, LUXEMBOURG BRANCH
Address:	60, avenue J.F. Kennedy
L-1855 Luxembourg
(Postal Address: L – 2085 Luxembourg)
Telephone:	[*]
Fax:	[*]
Email:	[*]
Attention:	Corporate Trust Operations

Italian Paying Agent and Italian Payment Account Bank
BNP PARIBAS, ITALIAN BRANCH
Address:	Piazza Lina Bo Bardi 3
20124 Milan,Italy
Email:	[*]
PEC:	[*]
Attention:	Securities Services – Corporate Trust Services

Italian OpCo and Italian Lessee:
HERTZ ITALIANA S.R.L.
Address:	Via del Casale Cavallari
204 – 00145 Rome (RM)
Email:	[*]
Attention:	Daniela Dei Agnoli

Italian FleetCo and Italian Lessor:
IFM SPV S.R.L.
Address:	Via Galileo Galilei
39100 Bolzano (BZ),Italy
Email:	[*]
Attention:	Legal Representative

Italian Feet Seller, Italian Administrator and Italian Fleet Servicer
HERTZ FLEET ITALIANA S.R.L.
Address:	Via Galileo Galilei
2-39100 Bolzano (BZ)
Email:	[*]
Attention:	Albana Qoshku

Issuer Administrator, Belgian Administrator and German Administrator:
HERTZ EUROPE LIMITED
Address:	Hertz House, 11 Vine Street
Uxbridge UB8 1QE
United Kingdom
Email:	[*]
Attention:	Bryn Davies/Falguni Bagchi

Issuer Back-Up Administrator, Dutch Back-Up Administrator, French Back-Up Administrator, German Back-Up Administrator, Spanish Back-Up Administrator, Italian Back-Up Administrator and Belgian Back-Up Administrator:
TMF ADMINISTRATIVE SERVICES B.V.
Address:	Herikerbergweg 238, Luna Arena
1101 CM Amsterdam
The Netherlands
Telephone:	[*]
Fax:	[*]
Email:	[*]
Attention:	The Managing Director

TMF SARL
TMF FRANCE MANAGEMENT SARL
Address:	3-5, rue Saint George
75009 Paris
France
Telephone:	[*]
Email:	[*]
Attention:	Mrs. Alina Jouot Guralnik

TMF SAS
TMF FRANCE SAS
Address:	3-5, rue Saint George
75009 Paris
France
Telephone:	[*]
Email:	[*]
Attention:	Mrs. Alina Jouot Guralnik

Dutch Liquidation Co-ordinator, French Liquidation Co-ordinator, German Liquidation Co-ordinator, Spanish Liquidation Co-ordinator, Italian Liquidation Co-ordinator and Belgian Liquidation Co-ordinator:
Interpath (France) SAS
Address:	18 rue Godot de Mauroy
75009 Paris
France
Telephone:	[*]
Email:
[*]
Attention:	Barema Bocoum/ Pascal Bonnet/ Stephanie Durand

FCT Account Bank:
BNP PARIBAS S.A. (acting through its Securities Services business)
Address:	9 rue du Débarcadère
93500 Pantin
Email:	[*]
Email:	[*]

Hertz
THE HERTZ CORPORATION
Address:	8501 Williams Road
Estero, Florida 33928
Telephone:	[*]
Attention:	Treasurer

with copies to (that will not constitute notice):

The Hertz Corporation
Address:	8501 Williams Road
Estero, Florida 33928
Attention:	General Counsel

HIL
HERTZ INTERNATIONAL LIMITED
8501 Williams Road
Estero FL 33928
Attention:	M. David Galainena
Email:	[*]

Subordinated Noteholder, Subordinated Note Registrar, Convertible Notes Holder, Preference Certificate Holder:
HERTZ HOLDINGS NETHERLANDS 2 B.V.
Address:	Scorpius 120,
2132 LR Hoofddorp
The Netherlands
Email:	[*]
Attention:	Bryn Davies/Falguni Bagchi/Mohammad Torkamanzehi

Dutch Account Bank and Belgian Account Bank:
BNP PARIBAS S.A., NETHERLANDS BRANCH.
Address:	Herengracht 595, 1017 CE Amsterdam, the Netherlands
Telephone:	[*]
Email:	[*]
Attention:	Robbert Dooijes (Senior Cash Management Officer)

French Account Bank:
BNP PARIBAS S.A.
Address:	Centre d'Affaires La Défense Entreprises
85-93 Rue des 3 Fontanot, 92000 Nanterre
Telephone:	[*]
Email:	[*]
Attention:	Miss Kmar LAIB

Issuer Account Bank and German Account Bank (Irish Branch):
BNP PARIBAS S.A., DUBLIN BRANCH
Address:	Termini, 3 Arkle Road, Sandyford, Dublin D18 T6T7
Telephone:	[*]
Email:	[*]
Attention:	BNPP Dublin Branch Legal Team / Caroline Carty

Spanish Account Bank:
BNP PARIBAS S.A., SPANISH BRANCH
Address:	C/ Emilio Vargas, 4 – 28043 Madrid
Telephone:	[*]
Email:	[*]
Attention:	Departamento de Contracting: Mr. Fernando Sousa / Mr. Eloy Díez

Italian Account Bank:
BANCA NAZIONALE DEL LAVORO S.P.A.
Address:	Piazza Lina Bo Bardi n. 3, 20124, Milan, Italy
Telephone:	[*]
Email:	[*]
Attention:	Luca Tomasi

Italian FleetCo Corporate Services Provider and Italian Master Servicer
BANCA FINANZIARIA INTERNAZIONALE S.P.A.
Address:	Via Vittorio Alfieri 1 – 31015 Conegliano
Telephone:	[*]
Email:	[*]
Attention:	Managing Director

Italian Notes Custodian
BNP PARIBAS S.A., DUBLIN BRANCH
Address:	Termini, 3 Arkle Road, Sandyford, Dublin D18 T6T7
Telephone:	[*]
Email:	[*]
Attention:	BNPP Dublin Branch Legal Team / Caroline Carty

Class A Conduit Investor and Class A Committed Note Purchaser:
MATCHPOINT FINANCE PLC
Address:	Charlotte House
Charlemont Street
Dublin 2
D02 NV26
Ireland
Telephone:	[*]
Fax:	[*]
Email:	[*]
Attention:	The Directors

With a copy to the Administrator:
BNP PARIBAS S.A., LONDON BRANCH
Address:	10 Harewood Avenue
London NW1 6AA
United Kingdom
Telephone:	[*]
Email:	[*]

Class A Funding Agent:
BNP PARIBAS S.A.
Address:	BNPP - CIB - Global Capital Markets
5 bld Haussmann 75009 Paris
Telephone:	[*]
Email:	[*]
Attention:	[*]

Class A Committed Note Purchaser and Class A Funding Agent:
DEUTSCHE BANK AG, LONDON BRANCH
Address:	21 Moorfields
London EC2Y 9DB
United Kingdom
Telephone:	[*]
Fax:	[*]
Email:	[*]
Attention:	Harlan Rothman / Natasha Bharucha / Bhanuj Gautam

Class A Committed Note Purchaser and Class A Funding Agent:
BARCLAYS BANK PLC
Address:	1 Churchill Place, Canary Wharf, London E14 5HP
Telephone:	[*]
Fax:	[*]
Email:	[*]
Attention:	Federico Esposito / Nicholas Kwok / Gordon Beck

Class A Conduit Investor
SUNDERLAND RECEIVABLES S.A.
Address:	28 Boulevard F.W. Raiffeisen
2411 Luxembourg,
Grand Duchy of Luxembourg
Telephone:	[*]
Fax:	[*]
Email:	[*]
Attention:	the Directors

With a copy to:
BARCLAYS BANK PLC
Address:	1 Churchill Place, Canary Wharf, London E14 5HP
Telephone:	[*]
Fax:	[*]
Email:	[*]
Attention:	Federico Esposito / Nicholas Kwok / Gordon Beck

Class A Committed Note Purchaser and Class A Funding Agent:
HSBC CONTINENTAL EUROPE
Address:	38, avenue Kléber
75116 Paris,
France
Telephone:	[*]
Fax:	N/A
Email:	[*]
Attention:	Guillaume BOUET / Edouard de NEYRIEU

Class A Committed Note Purchaser and Class A Conduit Investor:
MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T.
Address:	127 rue Amelot
75011 Paris
France
Telephone:	[*]
Email:	[*]
Attention:	Sophie TUIL / Nicolas CHRISTOPHOROV

Class A Funding Agent
NATIXIS S.A.
Address:	7 promenade Germaine Sablon
75013 Paris
France
Telephone:	[*]
Fax:	[*]
Email:	[*]
Attention:	Caroline PEDREGNO / Frédérique PERRIER

Class A Committed Note Purchaser and Class A Funding Agent:
ROYAL BANK OF CANADA, LONDON BRANCH
Address:	100 Bishopsgate
London EC2N 4AA
Telephone:	[*]
Fax:	N/A
Email:	[*]
Attention:	Securitization Finance

And

ROYAL BANK OF CANADA
Address:	200 Vesey Street
New York, NY 10281 8098
Telephone:	[*]
Fax:	[*]
Email:	[*]
Attention:	Securitization Finance

With a copy to:
RBC CAPITAL MARKETS
Address:	Two Little Falls Center
2571 Centerville Road, Suite 212
Wilmington, DE 19808
Telephone:	[*]
Fax:	[*]
Email:	[*]
Attention:	Securitization Finance

And with a copy to:
THE ROYAL BANK OF CANADA
Telephone:	[*]
Email:	[*]

Class A Committed Note Purchaser and Class A Conduit Investor:
GRESHAM RECEIVABLES (NO. 32) UK LIMITED
Address:	C/O Wilmington Trust Sp Services (London) Limited
Third Floor
1 King’s Arms Yard
London, EC2R 7AF
United Kingdom
Telephone:	[*]
Fax:	N/A
Email:	[*]
Attention:	The Directors

Class A Funding Agent:

LLOYDS BANK PLC

Address:	33 Old Broad Street
London, EC2N 1HZ, United Kingdom
Telephone:	[*]
Fax:	N/A
Email:	[*]
Attention:	Michael Hodgson / Vincent Fernandes / Akash Reghunath / Edward Leng / Diana Turner / Selina Ko / Donatella Tijani / Han Nguyen

Class A Committed Note Purchaser and Class A Funding Agent:

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY

Address:	Two Park Place
Hatch Street
Dublin 2
Ireland
Attention:	Manuel Weller, Andrei Gozia, Hans-Peter Schoenewolf and Sonja Kappeler
Telephone:	[*]
Email:	[*]
Op.	[*]
Loan queries:	[*]

Class A Committed Note Purchaser, Class A Funding Agent, Class B Committed Note Purchaser, Class B Funding Agent and Class A Administrative Agent:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

Address:	12 Place des Etats-Unis
CS 70052
92547 Montrouge Cedex
France
Telephone:	[*]
Fax:	[*]
Email:	[*]
Attention:	MO SECURITIZATION CACIB/Carole D’HAEYERE-Stephane BOITEUX

Wilmington Trust SP Services (Dublin) Limited:

Address:	Fourth Floor
3 George’s Dock
IFSC
Dublin 1, Ireland
Telephone:	[*]
Fax:	[*]
Email:	[*]

Trustee of The Hertz Funding France Trust

APEX GROUP TRUSTEE SERVICES LIMITED

Address:	IFC 5
St. Helier
Jersey
JE1 1ST
Channel Islands
Telephone:	[*]
Fax:	[*]
Email:	[*]
Attention:	[*]

and any party by notice to the other may designate additional or different addresses for subsequent notices or communications.

Any notice or communication: (i) given in person shall be deemed delivered on the date of delivery of such notice; (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed; (iii) delivered by e-mail or facsimile (other than in the case of the Issuer Security Trustee or any FleetCo Security Trustee) shall be deemed given on the date of delivery of such notice; and (iv) delivered by overnight air courier shall be deemed delivered one Business Day after the date that such notice is delivered to such overnight courier, provided that any notice or communication which is received after 4.00 p.m. (in the location of the applicable addressee) on any particular day or on a day on which commercial banks and foreign exchange markets do not settle payments in the location of the addressee shall be deemed to have been received and shall take effect from 10.00 a.m. on the next following Business Day.

Each party hereto acknowledges that, in respect of any notice, communications, requests, instructions or demands delivered by email, the internet cannot guarantee the integrity and safety of the transferred data nor the time period in which such data is processed. The Registrar shall not therefore be liable for any operational incident and its consequences arising from the use of internet.

3.19	Service of Process

Each of the Issuer, the Subordinated Noteholder, Dutch B FleetCo, Belgian OpCo, Dutch FleetCo, Dutch OpCo, French FleetCo, French OpCo, the FCT, German FleetCo, German OpCo, Spanish FleetCo, Spanish OpCo, Italian FleetCo and Italian OpCo agrees that the process by which any proceedings arising out of or in connection with this Agreement or any other Related Document may be served on it is by being delivered to Hertz Europe Limited of Hertz House, 11 Vine Street, Uxbridge, Middlesex UB8 1QE and if the appointment of a process agent by a party ceases to be effective, each such party shall immediately appoint another person in England as its process agent in respect of this Agreement and notify the other parties of the appointment and, if such party to a Related Document fails to appoint such further person, the Issuer Security Trustee may appoint another agent for this purpose. Each of the Issuer, the Subordinated Noteholder, Dutch B FleetCo, Belgian OpCo, Dutch FleetCo, Dutch OpCo, French FleetCo, French OpCo, the FCT, German FleetCo, German OpCo, Spanish FleetCo, Spanish OpCo, Italian FleetCo and Italian OpCo further agrees that failure by an agent for service of process to notify such party to a Related Document of such process will not invalidate the proceedings concerned.

4.	AMENDMENTS AND WAIVERS

4.1	Subject to Sub-Clause 4.2 and Sub-Clause 4.3 below, any term of this Agreement may be amended or waived with the consent of only the Issuer, the Issuer Administrator, the Issuer Security Trustee and the FleetCo Security Trustee and any such amendment or waiver will be binding on all of the parties hereto.

4.2	An amendment or waiver which adversely affects any party hereto (other than the Noteholders, Committed Note Purchasers, Conduit Investors and Funding Agents) may not be effected without the consent of each such adversely affected party.

4.3	The Issuer may only give its consent in accordance with Sub-Clause 4.1 if it has first received the necessary consents in accordance with Annex 2 paragraph 2 (Amendments) of the Issuer Facility Agreement.

4.4	Save as explicitly set out in Annex 2 to the Issuer Facility Agreement, all consent, direction and consultation rights set out in the Related Documents (howsoever exercisable) shall be exercisable by, at the direction of and for the benefit of the Class A Noteholders only for so long as Class A Notes are outstanding. Any reference to "Noteholders" or a consent threshold of "Noteholders", including unanimity, set out in any Related Document shall be construed accordingly, provided that notwithstanding the foregoing the consent of the Class B Noteholders and the Class C Noteholders shall, through the relevant chain of instructions, be required to amend or waive the duty of the relevant Liquidation Coordinator to maximize disposal proceeds in the manner contemplated by each relevant Liquidation Co-ordination Agreement. For the avoidance of doubt, the duty of the relevant Liquidation Coordinator to maximise disposal proceeds should be understood as having regard to the prevailing market conditions and should not be interpreted as imposing an obligation on any Liquidation Co-ordinator to postpone any disposal in order to achieve a higher price or value and shall not entitle the Class B Noteholders or the Class C Noteholders to direct any Liquidation Co-ordinator to postpone (or request the postponement of) any disposition in order to achieve a higher price or value.

5.	ENFORCEMENT UNDER FRENCH LAW RELATED DOCUMENTS

Unless otherwise required in the relevant French Law Related Document, in accordance with article 1344 of the French Code civil, the parties to any French Law Related Document agree that no formal notice (mise en demeure) shall be served by a party to another party before exercising any of its rights or legal remedies under this French Law Related Document. In particular, with respect to any payment obligation, the debtor of such payment obligation shall be due to pay when such payment obligation is due and payable and no formal notice to pay shall be served beforehand in this respect.

6.	DUTCH POWER OF ATTORNEY

If an entity incorporated in the Netherlands is represented by an attorney or attorneys in connection with the signing, execution or delivery of this Agreement or any document, agreement or deed referred to herein or made pursuant hereto, the relevant power of attorney is expressed to be governed by the laws of the Netherlands and it is hereby expressly acknowledged and accepted by the other parties that such laws shall govern the existence and extent of such attorney’s or attorneys’ authority and the effects of the exercise thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

INTERNATIONAL FLEET FINANCING NO. 2 B.V.

as Issuer, Dutch Noteholder, FCT Noteholder, German Noteholder, Spanish Noteholder, Italian Noteholder and Belgian Noteholder

By:
Name:
Title: Authorised Representative

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

HERTZ AUTOMOBIELEN NEDERLAND B.V.,
as Dutch OpCo, Dutch Lessee, Dutch Administrator and Dutch Servicer

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

STUURGROEP FLEET (NETHERLANDS) B.V.
as Dutch FleetCo, Dutch B FleetCo, Dutch Lessor and, acting through its Spanish branch, Spanish FleetCo and Spanish Lessor

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

HERTZ FRANCE S.A.S.
as French OpCo, French Lessee, French Administrator and French Servicer

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

RAC FINANCE S.A.S.,
as French FleetCo and French Lessor

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

HERTZ ITALIANA S.R.L.,
as Italian Opco and Italian Lessee

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

IFM SPV S.R.L.,
as Italian FleetCo and Italian Lessor

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

HERTZ BELGIUM BV

As Belgian Instalment Purchaser, Belgian OpCo and Belgian Administrator

acting by its duly authorised signatory:

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

HERTZ FLEET ITALIANA S.R.L.,
as Italian Fleet Seller, Italian Administrator and Italian Fleet Servicer

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

HERTZ DE ESPANA SLU
as Spanish OpCo, Spanish Lessee, Spanish Administrator and Spanish Servicer

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

HERTZ AUTOVERMIETUNG GMBH
as German OpCo, German Lessee and German Servicer

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

SIGNED for and on behalf of HERTZ FLEET LIMITED
as German FleetCo and German Lessor,

by its lawfully appointed attorney:

(Name)	(Attorney signature)

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

EUROTITRISATION S.A.
as FCT Management Company and on behalf of FCT YELLOW CAR

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BNP PARIBAS S.A. (acting through its Securities Services business)
as FCT Custodian

By:
Name:
Title:

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BNP PARIBAS S.A. (acting through its Securities Services business)
as FCT Registrar, FCT Account Bank, FCT Paying Agent

By:
Name:
Title:

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BNP PARIBAS S.A.
as FCT Servicer and French Lender

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BNP PARIBAS, LUXEMBOURG BRANCH
as Registrar

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

HERTZ EUROPE LIMITED
as Issuer Administrator and German Administrator

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

TMF ADMINISTRATIVE SERVICES B.V.
as Issuer Back-Up Administrator, Dutch Back-Up Administrator, French Back-Up Administrator, German Back-Up Administrator, Spanish Back-Up Administrator and Italian Back-Up Administrator

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

INTERPATH (FRANCE) SAS

As Belgian Liquidation Co-ordinator, Dutch Liquidation Co-ordinator, French Liquidation Co-ordinator, German Liquidation Co-ordinator, Spanish Liquidation Co-ordinator and Italian Liquidation Co-ordinator

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

SIGNED for and on behalf of

BNP PARIBAS TRUST CORPORATION UK LIMITED
as Issuer Security Trustee, Dutch Security Trustee, French Security Trustee, German Security Trustee, Spanish Security Trustee and Belgian Security Trustee

By:
Name:
Title:

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

THE HERTZ CORPORATION
as THC and Guarantor

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

HERTZ INTERNATIONAL LIMITED
as HIL

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

HERTZ HOLDINGS NETHERLANDS 2 B.V.
as Subordinated Noteholder and Subordinated Note Registrar

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

SIGNED for and on behalf of MATCHPOINT FINANCE PUBLIC LIMITED COMPANY as Class A Conduit Investor and Class A Committed Note Purchaser,

by its lawfully appointed attorney:

(Matchpoint Finance Public Limited Company by its attorney )
in the presence of: -

(Witness’ Signature)

(Witness’ Address)

(Witness’ Occupation)

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BNP PARIBAS S.A.
as Class A Funding Agent

By:
Name:
Title:

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

DEUTSCHE BANK AG, LONDON BRANCH
as Class A Funding Agent

By:
Name:
Title:

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

DEUTSCHE BANK AG, LONDON BRANCH
as Class A Committed Note Purchaser

By:
Name:
Title:

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BARCLAYS BANK PLC
as Class A Committed Note Purchaser and Class A Funding Agent

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

SUNDERLAND RECEIVABLES S.A.

as Class A Conduit Investor

By:
Name:
Title:	Director

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

HSBC CONTINENTAL EUROPE
as Class A Funding Agent

By:
Name:
Title:

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T.

as Class A Conduit Investor and Class A Committed Note Purchaser

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

NATIXIS S.A.

as Class A Funding Agent

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

ROYAL BANK OF CANADA
as Class A Committed Note Purchaser and Class A Funding Agent

SIGNED for and on behalf of

ROYAL BANK OF CANADA

by its authorised signatories

By:
Name of Authorised Signatory:
Title:

By:
Name of Authorised Signatory:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

LLOYDS BANK PLC

as Class A Funding Agent	)

acting by its duly authorised signatories:	)

Name:

Name:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY

as Class A Committed Note Purchaser and Class A Funding Agent

By:
Authorised Signatory

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Class A Committed Note Purchaser, Class A Funding Agent and Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BNP PARIBAS S.A., DUBLIN BRANCH

as Issuer Account Bank and German Account Bank (Irish Branch)

Signature:
Print name:
Title:

Signature:
Print name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BNP PARIBAS S.A., DUBLIN BRANCH

as Italian Notes Custodian

Signature:
Print name:
Title:

Signature:
Print name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BNP PARIBAS S.A., NETHERLANDS BRANCH

as Dutch Account Bank and Belgian Account Bank

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BNP PARIBAS S.A.

as French Account Bank

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BANCA NAZIONALE DEL LAVORO S.P.A.

as Italian Account Bank

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

APEX GROUP TRUSTEE SERVICES LIMITED

as trustee of The Hertz Funding France Trust and Securitisation Company Shareholder

By:
Name:
Title:

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

TMF FRANCE MANAGEMENT SARL

as TMF Sarl

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

TMF FRANCE SAS

as TMF SAS

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BNP PARIBAS, ITALIAN BRANCH

as Italian Paying Agent and Italian Payment Account Bank

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BANCA FINANZIARIA INTERNAZIONALE S.P.A.

BANCA FINANZIARIA INTERNAZIONALE S.P.A.

as Italian FleetCo Corporate Services Provider and Italian Master Servicer

By:
Name:
Title:

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

GRESHAM RECEIVABLES (NO. 32) UK LIMITED

as Class A Committed Note Purchaser and Class A Conduit Investor

EXECUTED as a DEED by	)
GRESHAM RECEIVABLES (NO. 32) UK LIMITED	)
acting by its duly authorised	)
attorney:	)

Name:

In the presence of:

Signature and name of witness

* This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).